Exhibit 10.4

CONTRIBUTION, CONVEYANCE, ASSIGNMENT AND ASSUMPTION AGREEMENT

by and among

SEMMATERIALS, L.P.,

K.C. ASPHALT, L.L.C.,

SGLP ASPHALT, L.L.C.,

and

SEMMATERIALS ENERGY PARTNERS, L.L.C.

effective as of

11:59 PM CDT on March 31, 2009

CONTRIBUTION, CONVEYANCE, ASSIGNMENT AND ASSUMPTION AGREEMENT

This CONTRIBUTION, CONVEYANCE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as April 7, 2009, to be effective as of 11:59 PM CDT on March 31, 2009 (the “Effective Date”), by and among SemMaterials Energy Partners, L.L.C., a Delaware limited liability company (“SMEP”), K.C. Asphalt, L.L.C., a Colorado limited liability company (“K.C. Asphalt”), SemMaterials, L.P., an Oklahoma limited partnership (“SemMaterials”, and together with K.C. Asphalt, the “Sellers”), and SGLP Asphalt, L.L.C., a Texas limited liability company (“SGLP Asphalt”).  SMEP, K.C. Asphalt, SemMaterials and SGLP Asphalt are sometimes herein referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to that certain Contribution Agreement (the “Original Contribution Agreement”) by and among the Sellers and SMEP, dated as of January 28, 2008, the Sellers contributed and assigned the Prior Transferred Assets (as defined herein) to SMEP;

WHEREAS, pursuant to the Original Contribution Agreement, the Sellers retained and reserved the Prior Retained Assets (as defined herein) and retained and reserved all of the rights and obligations associated with the Prior Retained Assets;

WHEREAS, pursuant to a Purchase Agreement, dated as of January 14, 2008, SemMaterials sold and transferred 100% of the limited liability company membership interests of SMEP to SemGroup Energy Partners Operating, L.L.C. on February 20, 2008;

WHEREAS, commencing on July 22, 2008, the Sellers and certain of their Affiliates (as defined herein) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code (as defined herein), which cases are pending in the Bankruptcy Court (as defined herein);

WHEREAS, the Sellers are debtors and debtors in possession in the Bankruptcy Cases (as defined herein) and are currently authorized to conduct each of their respective businesses under Sections 1107 and 1108 of the Bankruptcy Code;

WHEREAS, on March 12, 2009, the Bankruptcy Court approved the terms of a global settlement among Sellers and SMEP, among others, contained in that certain Term Sheet and authorized, among other things, Sellers to transfer to SemGroup Energy Partners, L.P. or its Affiliates the Asphalt Processing Assets (as defined herein) and the Prior Retained Leasehold Agreements and terminate the Prior Retained Easements;

WHEREAS, on the Effective Date, it is contemplated that SemMaterials will transfer 100% of the limited liability company membership interests of SGLP Asphalt to SMEP pursuant to a Membership Interest Transfer Agreement (the “Membership Interest Transfer Agreement”);

WHEREAS, the Sellers desire to terminate the Prior Retained Easements (as defined herein) and to convey and assign the interests previously retained in the Prior Retained Leasehold Agreements (as defined herein) to SMEP and SMEP desires to release the Prior Retained Easements and to have the Prior Retained Leasehold Agreements contributed and assigned to it;

WHEREAS, the Sellers desire to contribute and assign the Asphalt Processing Assets (as defined herein) to SGLP Asphalt, and SGLP Asphalt desires to have the Asphalt Processing Assets contributed and assigned to it; and

WHEREAS, the Sellers desire to retain and reserve the Excluded Assets (as defined herein) and to retain and reserve all of the rights and obligations associated with the Excluded Assets.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereby agree as follows:

ARTICLE 1

Certain Definitions

1.01 In this Agreement, unless the context requires otherwise, the terms defined in the preamble and the Recitals have the meanings indicated and the following terms will have the meanings indicated below:

“2009 ISRA Notification Liabilities” means any notifications required under ISRA in connection with the transfer of the Prior Retained Easements, the Prior Retained Leasehold Agreements or the Asphalt Processing Assets.

“Affiliates” shall have the meaning given such term in Master Agreement.

“Applicable Law” means, with respect to any Person, any Law applicable to such Person or its business, properties or assets.

“Asphalt Processing Assets” shall mean all assets (other than the Excluded Assets, the Prior Retained Easements and the Prior Retained Leasehold Agreements) at the terminals listed on Schedule 1.01(a) that are owned, leased or licensed by the Sellers and that are connected to, adjacent to, or otherwise contiguous with the Prior Transferred Assets, including, but not limited to the following: (i) all structures, rolling stock, boats, fixtures, facilities, storage tanks and related equipment and other assets connected to, adjacent to, or otherwise contiguous with the Prior Transferred Assets, more particularly described on Schedule 1.01(b) attached hereto; (ii) to the extent same are not transferred under subsection (i), any and all tools, spare parts, racks, storage tanks, machinery, equipment, pumps, engines, pipes, lab equipment, computer hardware, miscellaneous parts and all other tangible personal property owned by the Sellers and connected to, adjacent to, or otherwise contiguous with the Prior Transferred Assets; and (iii) all books, files and records (including tangible and electronic) to the extent related to the Asphalt Processing Assets.

“Assumed Liabilities” shall have the meaning given such term in Section 2.03.

“Bankruptcy Cases” means the Chapter 11 cases commenced by SemGroup, L.P. and certain of its subsidiaries, including the Sellers, on July 22, 2008 (including any case commenced after the Effective Date), jointly administered under Case No. 08-11525 (BLS).

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware or any other court having jurisdiction over the Bankruptcy Cases from time to time.

“Claims” shall mean claims, counterclaims, liabilities, demands, agreements, contracts, covenants, suits, actions, causes of action, obligations, controversies, compensation, losses, costs, expenses, attorneys’ fees, damages, judgments, orders and liabilities of whatever kind, type, nature, character or description, in law, equity or otherwise, whether now known or unknown, whether or not asserted, whether in contract or in tort, or any other potential claims of any nature, kind or description, including, but not limited to, any right to contribution, lender liability, usury, course of dealing, counterclaim or set off, whether or not made by or payable to a third party, inchoate or choate, contingent or vested, liquidated or unliquidated, suspected or unsuspected, and whether or not sealed or hidden, including, but not limited to, any and all claims as defined in section 101(5) of the Bankruptcy Code.

“Environmental Law” means all Applicable Laws relating to health, safety, the environment, natural resources or the protection thereof, including but not limited to any applicable provisions of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Atomic Energy Act, 42 U.S.C. § 2011 et seq.,  the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C.  § 136 et seq., the Oil Pollution Act of 1990, 33 U.S.C. §2701 et seq., and the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., and the regulations promulgated pursuant thereto, and all analogous state or local statutes and regulations.

“Environmental Liabilities and Obligations” means all Liabilities arising from any impairment or damage to the environment or natural resources or failure to comply with Environmental Laws in connection with the ongoing ownership or operation of the Asphalt Processing Assets or conduct of Sellers’ Business, including, without limitation, Liabilities attributable to negligence or strict liability and Liabilities related to: (i) the transportation, storage, use, handling or disposal of Hazardous Substances or waste; (ii) the Release of Hazardous Substances or waste; (iii) any other pollution or contamination of the surface, substrata, soil, air, ground water, surface water or marine environments; (iv) any other obligations imposed under Environmental Laws with respect to Sellers’ Business or the transfer or sale of Sellers’ Business or any Asphalt Processing Assets; and (v) all obligations with respect to personal injury, property damages, wrongful death and other damages and losses arising under Applicable Law as a result of any of the matters identified in subparagraphs (i) – (iv).

 “Excluded Assets” shall mean the following: (i) the assets listed on Schedule 1.01(c); (ii) all Intellectual Property associated with the Asphalt Processing Assets; and (iii) all asphalt, cement, and other product owned by Sellers that is stored in or passes through the Prior Transferred Assets, the Asphalt Processing Assets or both.

“Governmental Authority” means any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission or instrumentality of the United States, including, without limitation, the IRS, any state of the United States or any political subdivision thereof, and any tribunal, court or arbitrator(s) of competent jurisdiction, and shall include the Bankruptcy Court.

“Hazardous Substance(s)” means and includes, each substance defined, designated, classified or regulated as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant, radioactive material or byproduct, or toxic substance under any Environmental Law and any petroleum or petroleum products.

“Intellectual Property” means all patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, trade secrets and domain names.

“ISRA” means the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K and N.J.A.C. 7:26B, and regulations promulgated thereunder.

 “Law” means any U.S. or foreign federal, state or local law (including common law), statute, code, ordinance, Order, rule, regulation or other requirement enacted, promulgated, issued or entered by a Governmental Authority.

“Liabilities” means any and all debts, losses, liabilities, Claims, damages, expenses, fines, costs, royalties, proceedings, deficiencies or obligations (including those arising out of any action, such as any settlement or compromise thereof or judgment or award therein), of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, and whether or not resulting from third party claims, and any reasonable out-of-pocket costs and expenses (including reasonable legal counsels’, accountants’, or other fees and expenses incurred in defending any action or in investigating any of the same or in asserting any rights hereunder).

 “Lien” means (i) any and all liens, pledges, mortgages, deeds of trust, security interests, leases, subleases, charges, options, rights of first refusal or negotiation, easements, servitudes, transfer restrictions under any shareholder or similar agreement and other encumbrances of any kind or nature, including any and all liens as defined in section 101(37) of the Bankruptcy Code and (ii) any and all Claims.

“Master Agreement” means the Master Agreement, entered into as of the Effective Date, by and among the SemGroup Parties (as defined therein) and the SGLP Parties (as defined therein);

“Order” means any order, injunction, judgment, decree, ruling, writ, finding, assessment or arbitration award.

“Person” or “person” means and includes natural persons, corporations, limited partnerships, limited liability companies, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and all Governmental Authorities.

“Permitted Exceptions” means: (i) statutory rights to assert carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like liens imposed by Law, arising in the ordinary course of business and securing obligations that are not yet due and payable or are being contested in good faith; and (ii) minor irregularities in title, boundaries, or other survey defects, easements, leases, restrictions, servitudes, permits, reservations, exceptions, zoning restrictions, rights-of-way, conditions, covenants, and rights of others in any property for streets, roads, bridges, railroads, electric transmission and distribution lines, telegraph and telephone lines, flood control, water rights, rights of others with respect to navigable waters, sewage and drainage rights existing as of the Effective Date and other similar charges or encumbrances, in each case that do not adversely interfere with the occupation, use and enjoyment of the assets as they are currently being used as of the Effective Date.

“Prior Retained Assets” shall mean the “Retained Assets” as defined in the Original Contribution Agreement.

“Prior Retained Easements” shall mean the “Retained Easements” as defined in the Original Contribution Agreement.

“Prior Retained Leasehold Agreements” shall mean the “Retained Leasehold Agreements” as defined in the Original Contribution Agreement.

“Prior Transferred Assets” shall mean the “Acquired Assets” as defined in the Original Contribution Agreement.

“Sellers’ Business” means the business of purchasing, researching and developing, producing, storing, and distributing liquid asphalt cement products, emulsions, and residual fuel throughout the United States.

“Tax” means all federal, state, provincial, territorial, municipal, local or foreign income, profits, franchise, gross receipts, environmental (including taxes under Code Section 59A), customs, duties, net worth, sales, use, goods and services, withholding, value added, ad valorem, employment, social security, disability, occupation, pension, real property, personal property (tangible and intangible), stamp, transfer, conveyance, severance, production, excise and other taxes, withholdings, duties, levies, imposts and other similar charges and assessments (including any and all fines, penalties and additions attributable to or otherwise imposed on or with respect to any such taxes, charges, fees, levies or other assessments, and interest thereon) imposed by or on behalf of any Taxing Authority.

“Taxing Authority” means any Governmental Authority exercising any authority to impose, regulate, levy, assess or administer the imposition of any Tax.

ARTICLE 2

Contribution, Conveyance, Assignment and Assumption

of the Asphalt Processing Assets and Prior Retained Leasehold Agreements

2.01 Contribution of the Asphalt Processing Assets by K.C. Asphalt to SGLP Asphalt.  For good and valuable consideration, the sufficiency of which is hereby acknowledged, K.C. Asphalt hereby grants, contributes, transfers, assigns and conveys to SGLP Asphalt all right, title and interest of K.C. Asphalt in and to those Asphalt Processing Assets owned, leased or licensed by K.C. Asphalt, free and clear of any and all Liens (other than Permitted Exceptions), and SGLP Asphalt hereby agrees to assume any and all rights and obligations associated with said Asphalt Processing Assets accruing from and after the Effective Date.

2.02 Contribution of the Asphalt Processing Assets by SemMaterials to SGLP Asphalt.  For good and valuable consideration, the sufficiency of which is hereby acknowledged, SemMaterials hereby grants, contributes, transfers, assigns and conveys to SGLP Asphalt all right, title and interest of SemMaterials in and to those Asphalt Processing Assets owned, leased or licensed by SemMaterials, free and clear of any and all Liens (other than Permitted Exceptions), and SGLP Asphalt hereby agrees to assume any and all rights and obligations associated with said Asphalt Processing Assets accruing from and after the Effective Date.

2.03 Termination and Release of Prior Retained Easements by K.C. Asphalt to SMEP.  For good and valuable consideration, the sufficiency of which is hereby acknowledged, K.C. Asphalt hereby terminates all of its rights, title and interest in and to the Prior Retained Easements applicable to K.C. Asphalt and SMEP hereby releases such Prior Retained Easements.  In connection therewith, K.C. Asphalt shall deliver to SMEP, and SMEP shall deliver to K.C. Asphalt simultaneously with this Agreement, a Termination and Release of Easement, substantially in the form attached hereto as Exhibit A, for each of the properties listed on Schedule 2.03.

2.04 Termination and Release of Prior Retained Easements by SemMaterials to SMEP.  For good and valuable consideration, the sufficiency of which is hereby acknowledged, SemMaterials hereby terminates all of its rights, title and interest in and to the Prior Retained Easements applicable to SemMaterials and SMEP hereby releases such Prior Retained Easements.  In connection therewith, SemMaterials shall deliver to SMEP, and SMEP shall deliver to SemMaterials, simultaneously with this Agreement, a Termination and Release of Easement, substantially in the form attached hereto as Exhibit A, for each of the properties listed on Schedule 2.04.

2.05 Assignment and Assumption of Prior Retained Leasehold Agreements by K.C. Asphalt to SMEP.  For good and valuable consideration, the sufficiency of which is hereby acknowledged, K.C. Asphalt hereby grants, transfers, assigns and conveys to SMEP all right, title and interest of in and to the Prior Retained Leasehold Agreements applicable to K.C. Asphalt, free and clear of any and all Liens (other than Permitted Exceptions), and shall deliver to SMEP, and SMEP shall deliver to K.C. Asphalt, simultaneously with this Agreement, an Assignment and Assumption of Leasehold Interests in connection therewith, substantially in the form attached hereto as Exhibit B, for each of the properties listed on Schedule 2.05, and SMEP hereby agrees to assume any and all rights and obligations associated with said Prior Retained Leasehold Agreements accruing from and after the Effective Date.

2.06 Assignment and Assumption of Prior Retained Leasehold Agreements by SemMaterials to SMEP.  For good and valuable consideration, the sufficiency of which is hereby acknowledged, SemMaterials hereby grants, transfers, assigns and conveys to SMEP all right, title and interest in and to the Prior Retained Leasehold Agreements applicable to SemMaterials, free and clear of any and all Liens (other than Permitted Exceptions), and shall deliver to SMEP, and SMEP shall deliver to SemMaterials, simultaneously with this Agreement, an Assignment and Assumption of Leasehold Interests in connection therewith, substantially in the form attached hereto as Exhibit B, for each of the properties listed on Schedule 2.06, and SMEP hereby agrees to assume any and all rights and obligations associated with said Prior Retained Leasehold Agreements accruing from and after the Effective Date.

2.07 Assumed and Retained Liabilities by SMEP.

(a) Except as provided in Section 2.07(b), in connection with the transfer of the Prior Retained Leasehold Agreements hereunder, SMEP shall only assume the obligations that are attributable to the ownership of the Prior Retained Leasehold Agreements to the extent accruing after the Effective Date (the “SMEP Assumed Liabilities”).  Except for the SMEP Assumed Liabilities, SMEP shall not assume or have any Liability with respect to any obligation or Liability of the Sellers in respect of the Prior Retained Leasehold Agreements, the Prior Retained Easements or otherwise, whether absolute, accrued, contingent or otherwise, and whether due or to become due.  Without limiting the previous sentence, the Parties acknowledge that SMEP shall specifically not assume any Liability for any Tax payable by SemMaterials or K.C. Asphalt in respect of the Prior Retained Leasehold Agreements or the Prior Retained Easements or otherwise attributable to SemMaterials’ or K.C. Asphalt’s ownership of the Prior Retained Leasehold Agreements or the Prior Retained Easements.

(b) SMEP shall assume any and all Environmental Liabilities and Obligations in respect of the Prior Retained Easements, the Prior Retained Leasehold Agreements or otherwise, whether absolute, accrued, contingent or otherwise, and whether due or to become due, other than the 2009 ISRA Notification Liabilities.  Sellers acknowledge and agree that they will be solely responsible for the 2009 ISRA Notification Liabilities.  SMEP, on its behalf and on behalf of its Affiliates, hereby releases, acquits and discharges each of the Sellers and their Affiliates from, and covenants not to sue each of the Sellers and their Affiliates for or on, and holds each of the Sellers and their Affiliates harmless against, any and all Claims, including Claims arising under Environmental Laws, relating or attributable to, or arising out of or in connection with, such Environmental Liabilities and Obligations (other than the 2009 ISRA Notification Liabilities).

2.08 Assumed and Retained Liabilities by SGLP Asphalt.

(a) Except as provided in Section 2.08(b), in connection with the transfer of the Asphalt Processing Assets hereunder, SGLP Asphalt shall only assume the obligations that are attributable to the ownership and operation of the Asphalt Processing Assets to the extent accruing after the Effective Date (the “SGLP Asphalt Assumed Liabilities”).  Except for the SGLP Asphalt Assumed Liabilities, SGLP Asphalt shall not assume or have any Liability with respect to any obligation or Liability of the Sellers in respect of the Asphalt Processing Assets or otherwise, whether absolute, accrued, contingent or otherwise, and whether due or to become due.  Without limiting the previous sentence, the parties acknowledge that SGLP Asphalt shall specifically not assume any Liability for any Tax payable by SemMaterials or K.C. Asphalt in respect of the Asphalt Processing Assets or otherwise attributable to SemMaterials’ or K.C. Asphalt’s ownership or operation of the Asphalt Processing Assets.

(b) SGLP Asphalt shall assume any and all Environmental Liabilities and Obligations in respect of the Asphalt Processing Assets or otherwise, whether absolute, accrued, contingent or otherwise, and whether due or to become due, other than the 2009 ISRA Notification Liabilities.  Sellers acknowledge and agree that they will be solely responsible for the 2009 ISRA Notification Liabilities.  SGLP Asphalt, on its behalf and on behalf of its Affiliates, hereby releases, acquits and discharges each of the Sellers and their Affiliates from, and covenants not to sue each of the Sellers and their Affiliates for or on, and holds each of the Sellers and their Affiliates harmless against, any and all Claims, including Claims arising under Environmental Laws, relating or attributable to, or arising out of or in connection with, such Environmental Liabilities and Obligations (other than the 2009 ISRA Notification Liabilities).

ARTICLE 3

Disclaimers; Representations and Warranties

3.01 K.C. Asphalt and SemMaterials Disclaimer to SGLP Asphalt Regarding the Asphalt Processing Assets.  THE ASPHALT PROCESSING ASSETS ARE BEING TRANSFERRED AND ACCEPTED IN THEIR CURRENT CONDITION, “AS IS, WHERE IS AND WITH ALL FAULTS” AND EXCEPT AS MAY BE SPECIFICALLY SET FORTH IN THE MASTER AGREEMENT, WITHOUT REPRESENTATION OR WARRANTY OR INDEMNIFICATION OF ANY KIND, EXPRESS OR IMPLIED, EACH AND ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED BY THE SELLERS, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO QUALITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE.

3.02 K.C. Asphalt and SemMaterials Disclaimer to SMEP Regarding the Asphalt Processing Assets.  THE PRIOR RETAINED LEASEHOLD AGREEMENTS ARE BEING TRANSFERRED AND ACCEPTED IN THEIR CURRENT CONDITION, “AS IS, WHERE IS AND WITH ALL FAULTS” AND EXCEPT AS MAY BE SPECIFICALLY SET FORTH HEREIN, WITHOUT REPRESENTATION OR WARRANTY OR INDEMNIFICATION OF ANY KIND, EXPRESS OR IMPLIED, EACH AND ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED BY THE SELLERS, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO QUALITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE.

ARTICLE 4

Further Assurances

4.01 Further Assurances of K.C. Asphalt and SemMaterials to SGLP Asphalt and SMEP.  From time to time after the Effective Date, and without any further consideration, each of K.C. Asphalt and SemMaterials shall execute, acknowledge and deliver such additional assignments and other conveyance documents, and will do all such other acts and things, all in accordance with Applicable Law, as may be necessary or reasonably appropriate to more fully and effectively to vest in SGLP Asphalt, SMEP and its respective successors and assigns beneficial and record title to the Asphalt Processing Assets or the Prior Retained Leasehold Agreements and to terminate the Prior Retained Easements, as applicable, to release the Prior Retained Easements and/or to more fully and effectively carry out the purposes and intent of this Agreement (including, without limitation, the provisions of Section 5.09).

4.02 Further Assurances of SGLP Asphalt and SMEP to K.C. Asphalt and SemMaterials.  From time to time after the Effective Date, and without any further consideration, each of SGLP Asphalt and SMEP shall execute, acknowledge and deliver such additional assignments and other conveyance documents, and will do all such other acts and things, all in accordance with Applicable Law, as may be necessary or reasonably appropriate to more fully and effectively carry out the purposes and intent of this Agreement (including, without limitation, the provisions of Section 5.09).

ARTICLE 5

Miscellaneous

5.01 Headings;  References;  Interpretation.  All article and section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all exhibits and schedules attached hereto, and not to any particular provision of this Agreement.  All references herein to articles, sections, exhibits and schedules shall, unless the context requires a different construction, be deemed to be references to the articles, sections, exhibits and schedules of this Agreement, respectively, and all such exhibits and schedules attached hereto are hereby incorporated herein and made a part hereof for all purposes.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.  The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

5.02 Binding Effect; Successors.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and the respective successors and assigns of each of the Parties, including, without limitation, any trustee hereinafter appointed in the Bankruptcy Cases as the representative of the estates of the SemGroup Parties (as defined in the Master Agreement), or any other representative of the SemGroup Parties who qualifies in a case under the Bankruptcy Code or in connection with any other state, provincial, or federal proceeding.  The terms and conditions of this Agreement shall survive:

(a) the entry of any subsequent Order converting any of the Bankruptcy Cases from chapter 11 of the Bankruptcy Code to chapter 7 of the Bankruptcy Code;

(b) the appointment of any trustee in any of the Bankruptcy Cases in any ensuing chapter 7 cases under the Bankruptcy Code;

(c) the confirmation of a plan of reorganization for any of the Sellers under the Bankruptcy Code;

(d) the dismissal of any of the Bankruptcy Cases or an Order withdrawing the reference from the Bankruptcy Court;

(e) an Order from the Bankruptcy Court abstaining from handling any of the Seller’s Bankruptcy Cases; or

(f) a sale, assignment or other disposition of all or part of the Seller’s assets or this Agreement to any third party and/or assignee.

5.03 No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties hereto and their successors and assigns as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

5.04 Counterparts.  This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered (including by facsimile or electronic mail transmission), will be deemed an original, but all of which together will constitute one and the same instrument.

5.05 Governing Law.  THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED, AND DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF OKLAHOMA (WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

5.06 Severability.  If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.  Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provisions added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

5.07 Amendment or Modification.  This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto.

5.08 Integration.  This Agreement (including the schedules and exhibits) supersedes all previous understandings or agreements between the Parties, whether oral or written, with respect to its subject matter.  This Agreement (including the schedules and exhibits), the Master Agreement and the other Transaction Documents (as defined in the Master Agreement), including the Membership Interest Transfer Agreement, represent the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof; provided, however, that in the event of any dispute, this Agreement, (including the schedules and exhibits) shall be interpreted to be consistent with the SGLP Settlement Orders (as defined in the Master Agreement).

5.09 Permits.  The Parties agree to work in good faith to transfer to SGLP Asphalt, SMEP and/or their respective Affiliates all environmental, regulatory, and operating permits relating to the ownership or operation of the Asphalt Processing Assets, the Prior Transferred Assets and the Prior Retained Leasehold Agreements, in each case to the extent permitted by Applicable Law.  If a transfer is not permitted by Applicable Law, SemMaterials, K.C. Asphalt and their Affiliates will work in good faith with SGLP Asphalt to have the permits issued to SGLP Asphalt, SMEP or SMEP’s Affiliates by the applicable agency.

5.10 Governmental Reporting.  The Parties agree that Sellers shall be responsible for any and all governmental and regulatory filings or reports or portions thereof, including the preparation and filing thereof, relating to the ownership, operation or management of the Asphalt Processing Assets, the Prior Retained Easements and the Prior Retained Leasehold Agreements, attributable to periods on or prior to the Effective Date regardless of when such reports or filings become due.  SGLP Asphalt or SMEP, as applicable, will be responsible for any and all governmental or regulatory filings or reports or portions thereof, including the preparation and filing thereof, relating to the ownership, operation or management of the Asphalt Processing Assets, the Prior Retained Easements and the Prior Retained Leasehold Agreements attributable to periods after the Effective Date regardless of when such reports or filings become due.  The Parties agree to work together in good faith regarding the preparation and filing of any governmental or regulatory filings or reports that are attributable to periods occurring both prior to and after the Effective Date.

5.11 Costs.  Each transferee/assignee hereunder shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith.

5.12 Deed;  Bill of Sale;  Assignment.  To the extent required by Applicable Law, this Agreement shall also constitute a “bill of sale” or “assignment” of assets.

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This CONTRIBUTION, CONVEYANCE, ASSIGNMENT AND ASSUMPTION AGREEMENT is executed and delivered as of the date first written above to be effective as of the Effective Date.

K.C. Asphalt, L.L.C. By: SemMaterials, L.P., its manager By: SemOperating G.P., L.L.C., its general partner
/s/ Terrence Ronan
Name: Terrence Ronan
Title: President & CEO

SemMaterials, L.P.
By: SemOperating G.P., L.L.C., its general partner
/s/ Terrence Ronan
Name: Terrence Ronan
Title: President & CEO

SGLP Asphalt, L.L.C. By: SemMaterials, L.P., its sole member By: SemOperating G.P., L.L.C., its general partner
/s/ Terrence Ronan
Name: Terrence Ronan
Title: President & CEO

SemMaterials Energy Partners, L.L.C.
/s/ Alex G. Stallings
Name: Alex G. Stallings
Title: Chief Financial Officer and Secretary

Schedule 1.01(a)

Terminals

Ardmore, OK

Austin, TX

Bay City, MI

Billings, MT

Boise, ID

Catoosa, OK (Emulsion plt)

Catoosa, OK (Port 33)

Chicago, IL Marine Oil

Columbus, OH

Denver C, CO

Denver K, CO

Dodge City, KS

El Dorado, KS

Ennis, TX

Fontana, CA

Garden City, GA

Gloucester City, NJ

Grand Island, NE

Grand Jct, CO

Halstead, KS

Las Vegas, NV

Lawton, OK

Little Rock, AR

Lubbock, TX

Memphis Emulsion, TN

Memphis TN

Morehead City, NC

Muskogee, OK

N.  Salt Lake City, UT

New Madrid, MO

Newport News, VA

Northumberland, PA

Parsons, TN

Pasco, WA

Pekin, IL

Port of Catoosa, OK

Pueblo, CO

Reading, PA

Saginaw, TX

Salina, KS

Sedalia, MO

Spokane (Hillyard), WA

Spokane (Valley), WA

St. Louis, MO

Warsaw, IN

Woods Cross, UT

Schedule 1.01(b)

Asphalt Processing Assets

Asset Description	Location	Serial Number
2000 FORD F-150	USA.IL.IL031.CHICAGO.00080000	1FTRF17W2YNB959
2002 FORD F-150	USA.IL.IL031.CHICAGO.00080000	1FTRF17WX2NB965
MISC OFFICE FURNITURE	USA.IL.IL031.CHICAGO.00080000
EXIT GATE OPERATOR	USA.IL.IL031.CHICAGO.00080000
ENVIRONMENTAL - REVISE SPCC & FRP	USA.IL.IL031.CHICAGO.00080000
PARKING LOT-STRIPING, HANDICAP SIGNS & WHEELSTOP	USA.IL.IL031.CHICAGO.00080000
SURVEY WORK	USA.IL.IL031.CHICAGO.00080000
WATER DRAINAGE SYSTEM	USA.IL.IL031.CHICAGO.00080000
CASE 90XT SKID STEER	USA.IL.IL031.CHICAGO.00080000
DSR AFE 070110225	USA.IL.IL031.CHICAGO.00080000
SAFETY EQUIP AFE070110122	USA.IL.IL031.CHICAGO.00080000
MOLTEN SULFUR TANK & SKID	USA.IL.IL031.CHICAGO.00080000
17FT X 24FT TANK 160	USA.IL.IL031.CHICAGO.00080000
PAINT & COAT TANKS 160 & 161	USA.IL.IL031.CHICAGO.00080000
TANK #5 COILS	USA.IL.IL031.CHICAGO.00080000
TANK #5 BOTTOM/FLOOR	USA.IL.IL031.CHICAGO.00080000
INSULATION TANK #5 BOTTOM	USA.IL.IL031.CHICAGO.00080000
TANK #5 SIDE WALL INSULATION	USA.IL.IL031.CHICAGO.00080000
CONSTRUCTION	USA.IL.IL031.CHICAGO.00080000
TRUCK SCALES	USA.IL.IL031.CHICAGO.00080000
PIPING/VALVES/FITTINGS	USA.IL.IL031.CHICAGO.00080000
SITE ENGINEERING COSTS	USA.IL.IL031.CHICAGO.00080000
VFD's / ELECTRICAL	USA.IL.IL031.CHICAGO.00080000
AFE 100122 CAPITALIZED INTEREST	USA.IL.IL031.CHICAGO.00080000
AFE 100122 CONSTRUCTION	USA.IL.IL031.CHICAGO.00080000
HV-30 MIXERS QTY-2	USA.IL.IL031.CHICAGO.00080000	105508-1 10550
HV-25 MIXERS QTY-3	USA.IL.IL031.CHICAGO.00080000	105508-3 10550
VIKING PUMP REPAIR AFE070110122	USA.IL.IL031.CHICAGO.00080000	10466256
HEAT EXCHANGERS	USA.IL.IL031.CHICAGO.00080000
SENSORS CMF300M QTY-9	USA.IL.IL031.CHICAGO.00080000
FURNACE	USA.IL.IL031.CHICAGO.00080000
VIKING PUMP M34	USA.IL.IL031.CHICAGO.00080000	10618045
VIKING PUMP N34 QTY-2	USA.IL.IL031.CHICAGO.00080000
VIKING PUMP MOD N34	USA.IL.IL031.CHICAGO.00080000	10466259
GOLDLINE LOADING RACK & BRIDGE	USA.IL.IL031.CHICAGO.00080000
SQD TRANSFORMER	USA.IL.IL031.CHICAGO.00080000
HV-30 MIXER QTY-2	USA.IL.IL031.CHICAGO.00080000	105655-1 & 1056
GOLDLINE PIPE BRIDGE	USA.IL.IL031.CHICAGO.00080000
STATIC MIXER	USA.IL.IL031.CHICAGO.00080000
PIPE VALVES & FITTINGS	USA.IL.IL031.CHICAGO.00080000
PIPE SUPPORTS	USA.IL.IL031.CHICAGO.00080000
BASKET STRAINERS QTY - 3	USA.IL.IL031.CHICAGO.00080000
PUMP MOTORS	USA.IL.IL031.CHICAGO.00080000
VIKING PUMP N335 SERVICE	USA.IL.IL031.CHICAGO.00080000	10514157
PIPING/EQUIPMENT INSTALLATION	USA.IL.IL031.CHICAGO.00080000
CONVEYOR	USA.IL.IL031.CHICAGO.00080000
CONVEYOR	USA.IL.IL031.CHICAGO.00080000
CONSTRUCTION CHRGS	USA.IL.IL031.CHICAGO.00080000
TEMPERED WATER SYSTEM	USA.IL.IL031.CHICAGO.00080000
PUMP REBUILD	USA.IL.IL031.CHICAGO.00080000	10434079
PORTABLE TANK SHOWER	USA.IL.IL031.CHICAGO.00080000
15FT X 30IN STACK	USA.IL.IL031.CHICAGO.00080000
PROCESS AUTOMATION SYSTEM	USA.IL.IL031.CHICAGO.00080000
PIPING INSULATION	USA.IL.IL031.CHICAGO.00080000
TANK GAUGE HATCHES	USA.IL.IL031.CHICAGO.00080000
POLYMER HOPPER	USA.IL.IL031.CHICAGO.00080000
HEAT TRANSFER OIL	USA.IL.IL031.CHICAGO.00080000
SAAB GAUGES	USA.IL.IL031.CHICAGO.00080000
ELECTRICAL PANELS	USA.IL.IL031.CHICAGO.00080000
CAPITALIZED INTEREST ADJUST	USA.IL.IL031.CHICAGO.00080000
CONSTRUCTION CHRGS	USA.IL.IL031.CHICAGO.00080000
GOLDLINE LOADRACK PLATFORM EXTENSION	USA.IL.IL031.CHICAGO.00080000
PORTABLE SAFETY SHOWER	USA.IL.IL031.CHICAGO.00080000
IMPELLOR FOR DEAN PUMP	USA.IL.IL031.CHICAGO.00080000
LOADING DOCK & TRUCK RACK	USA.IL.IL031.CHICAGO.00080000
CONCRETE BASES & PIER/WALL CHANGES	USA.IL.IL031.CHICAGO.00080000
ETHERNET SWITCH	USA.IL.IL031.CHICAGO.00080000
STRAINER W GASKETS FOR PUMP P12	USA.IL.IL031.CHICAGO.00080000
HEATING JACKET FOR SULFUR SYSTEM	USA.IL.IL031.CHICAGO.00080000
STARTER BUCKER-25 HP MIXER	USA.IL.IL031.CHICAGO.00080000
ELECTRICAL / WIRING	USA.IL.IL031.CHICAGO.00080000
CONSTRUCTION	USA.IL.IL031.CHICAGO.00080000
WIRING - EQUIP & CONTROLS	USA.IL.IL031.CHICAGO.00080000
FIRE ALARM SYSTEM	USA.IL.IL031.CHICAGO.00080000
DOWNSTREAM GAS VALVE	USA.IL.IL031.CHICAGO.00080000
TOC-30-L52 MIXER-TANK 151	USA.IL.IL031.CHICAGO.00080000	105827-1
ELECTRICAL WIRING	USA.IL.IL031.CHICAGO.00080000
AUTO SAMPLE VALVES	USA.IL.IL031.CHICAGO.00080000
HOT OIL ACTUATOR VALVES	USA.IL.IL031.CHICAGO.00080000
AUTO SAMPLER	USA.IL.IL031.CHICAGO.00080000
ELECTRIC WORK	USA.IL.IL031.CHICAGO.00080000
3700 CONTROLLER BASE	USA.IL.IL031.CHICAGO.00080000
TANK 151 MIXER/BURNER/SAMPLE VALVES	USA.IL.IL031.CHICAGO.00080000
INCINERATOR STACK EQUIP/PYRO OVEN	USA.IL.IL031.CHICAGO.00080000
INSULATE PIPING	USA.IL.IL031.CHICAGO.00080000
INCINERATOR STACK INSTALL	USA.IL.IL031.CHICAGO.00080000
TRUCK RACK BLOWDOWN 4 INCH LINE	USA.IL.IL031.CHICAGO.00080000
PERMIT REFUND	USA.IL.IL031.CHICAGO.00080000
ELECTRICAL TANK GROUNDING-TANK #5	USA.IL.IL031.CHICAGO.00080000
RTD TEMPERATURE GAUGE FOR TANK #5	USA.IL.IL031.CHICAGO.00080000
AFE 070110122	USA.IL.IL031.CHICAGO.00080000
AFE 070110122	USA.IL.IL031.CHICAGO.00080000
FORD F150 XLT 2001 AFE070110213	USA.TN.TN039.PARSONS.00860000	2FTZX17231CA420
Dynamic Shear Rheometer	USA.TN.TN039.PARSONS.00860000
General Lab Equipment	USA.TN.TN039.PARSONS.00860000
Dynamic Shear Rheometer	USA.TN.TN039.PARSONS.00860000
Used 5000# Daewoo Forklift	USA.TN.TN039.PARSONS.00860000
General Plant Equipment	USA.TN.TN039.PARSONS.00860000
Tank # 106	USA.TN.TN039.PARSONS.00860000
Tank # 107	USA.TN.TN039.PARSONS.00860000
Tank # 113	USA.TN.TN039.PARSONS.00860000
Tank # 116	USA.TN.TN039.PARSONS.00860000
Tank # 119	USA.TN.TN039.PARSONS.00860000
Tank # 120	USA.TN.TN039.PARSONS.00860000
Tank # 121	USA.TN.TN039.PARSONS.00860000
Tank # 122	USA.TN.TN039.PARSONS.00860000
Tank # 123	USA.TN.TN039.PARSONS.00860000
Tank # 127	USA.TN.TN039.PARSONS.00860000
Tank # 128	USA.TN.TN039.PARSONS.00860000
Tank # 129	USA.TN.TN039.PARSONS.00860000
Tank # 130	USA.TN.TN039.PARSONS.00860000
Tank # 134	USA.TN.TN039.PARSONS.00860000
Tank # 135	USA.TN.TN039.PARSONS.00860000
Tank # 139	USA.TN.TN039.PARSONS.00860000
Tank # 140	USA.TN.TN039.PARSONS.00860000
Tank # 141	USA.TN.TN039.PARSONS.00860000
Tank # 145	USA.TN.TN039.PARSONS.00860000
Emulsion Mill	USA.TN.TN039.PARSONS.00860000
FUEL SUPPLY LINE TANK #137 TO MILL BLDG	USA.TN.TN039.PARSONS.00860000
STEAM PIPE & STRUCTURAL UPGRADES	USA.TN.TN039.PARSONS.00860000
HEAT EXCHANGER & BATCH METER	USA.TN.TN039.PARSONS.00860000
MISC PIPING & FTTGS	USA.TN.TN039.PARSONS.00860000
MISC FTTGS	USA.TN.TN039.PARSONS.00860000
MISC FTTGS	USA.TN.TN039.PARSONS.00860000
FUEL SUPPLY LINE TANK #137 TO MILL BLDG	USA.TN.TN039.PARSONS.00860000
ELECTRIC-TANK FARM	USA.TN.TN039.PARSONS.00860000
EQUIPMENT INSIDE TWO TANKS	USA.TN.TN039.PARSONS.00860000
HEAT TRACE	USA.TN.TN039.PARSONS.00860000
MISC FTTGS	USA.TN.TN039.PARSONS.00860000
FAIRBANKS TALON SCALE	USA.TN.TN039.PARSONS.00860000
ELECTRICAL FASTENERS	USA.TN.TN039.PARSONS.00860000
PIPE/VALVES/FITTINGS	USA.TN.TN039.PARSONS.00860000
STEAM TRAPS	USA.TN.TN039.PARSONS.00860000
PIPE SUPPORTS/STEAM FEEDS/RETURN LINES/TRAPS	USA.TN.TN039.PARSONS.00860000
AFE070110318/PIPE VALVES & FITTINGS	USA.TN.TN039.PARSONS.00860000
NEW ANIONIC REMILL LINE	USA.TN.TN039.PARSONS.00860000
CATWALK	USA.TN.TN039.PARSONS.00860000
1993 CHEV C/K 1500	USA.VA.VA185.NEWPORT NE.01870000	1GCEC14Z8PZ2583
Dynamic Shear Rheometer	USA.VA.VA185.NEWPORT NE.01870000
General Lab Equipment	USA.VA.VA185.NEWPORT NE.01870000
Dynamic Shear Rheometer	USA.VA.VA185.NEWPORT NE.01870000
General Plant Equipment	USA.VA.VA185.NEWPORT NE.01870000
PERSONAL ALARMS TOXI-LTD QTY-33 AFE 100096	USA.VA.VA185.NEWPORT NE.01870000
WIRE ROPE HOIST/CONTROL PANEL/ML DISCONNECT	USA.VA.VA185.NEWPORT NE.01870000
WORKING PLATFORM	USA.VA.VA185.NEWPORT NE.01870000
Tank # 100	USA.VA.VA185.NEWPORT NE.01870000
Tank # 16	USA.VA.VA185.NEWPORT NE.01870000
Tank # 18	USA.VA.VA185.NEWPORT NE.01870000
Tank # 19	USA.VA.VA185.NEWPORT NE.01870000
Tank # 22	USA.VA.VA185.NEWPORT NE.01870000
Tank # 23	USA.VA.VA185.NEWPORT NE.01870000
Tank # 24	USA.VA.VA185.NEWPORT NE.01870000
Tank # 25	USA.VA.VA185.NEWPORT NE.01870000
Tank # 26	USA.VA.VA185.NEWPORT NE.01870000
Tank # 27	USA.VA.VA185.NEWPORT NE.01870000
Tank # 28	USA.VA.VA185.NEWPORT NE.01870000
Tank # 29	USA.VA.VA185.NEWPORT NE.01870000
Tank # 33	USA.VA.VA185.NEWPORT NE.01870000
Tank # 34	USA.VA.VA185.NEWPORT NE.01870000
Tank # 35	USA.VA.VA185.NEWPORT NE.01870000
Tank # 36	USA.VA.VA185.NEWPORT NE.01870000
Tank # 37	USA.VA.VA185.NEWPORT NE.01870000
Tank # 38	USA.VA.VA185.NEWPORT NE.01870000
Tank # 39	USA.VA.VA185.NEWPORT NE.01870000
Tank # 40	USA.VA.VA185.NEWPORT NE.01870000
Tank # 42	USA.VA.VA185.NEWPORT NE.01870000
Tank # 43	USA.VA.VA185.NEWPORT NE.01870000
Tank # 44	USA.VA.VA185.NEWPORT NE.01870000
Tank # 45	USA.VA.VA185.NEWPORT NE.01870000
Dike Fuel Oil Tank	USA.VA.VA185.NEWPORT NE.01870000
TANK #6 PHASE 1	USA.VA.VA185.NEWPORT NE.01870000
ACID TANK OR SCRUBBER	USA.VA.VA185.NEWPORT NE.01870000
TANK #22 BOTTOM	USA.VA.VA185.NEWPORT NE.01870000
AFE 000100096	USA.VA.VA185.NEWPORT NE.01870000
AFE 100096	USA.VA.VA185.NEWPORT NE.01870000
AFE 000100096	USA.VA.VA185.NEWPORT NE.01870000
AFE070110110	USA.VA.VA185.NEWPORT NE.01870000
AFE 000100096	USA.VA.VA185.NEWPORT NE.01870000
AFE 000100096	USA.VA.VA185.NEWPORT NE.01870000
Emulsion Mill	USA.VA.VA185.NEWPORT NE.01870000
MARATHON METER (6)	USA.VA.VA185.NEWPORT NE.01870000
ZOELLER SUB PMP EXPLOSION PROOF (2)	USA.VA.VA185.NEWPORT NE.01870000
LEESON MTR 25HP 1800 RPM 230/460V (3)	USA.VA.VA185.NEWPORT NE.01870000
LEESON MTR 10HP 1800 RPM 230/460V	USA.VA.VA185.NEWPORT NE.01870000
LEESON MTR 75HP 3600 RPM 230/460V	USA.VA.VA185.NEWPORT NE.01870000
LEESON MTR 125HP 3600 RPM 230/460V	USA.VA.VA185.NEWPORT NE.01870000
MISC PIPING / VALVES / FTTGS	USA.VA.VA185.NEWPORT NE.01870000
PROF SERVICES AFE 100096	USA.VA.VA185.NEWPORT NE.01870000
SEALOFF/EXP PROOF FTTGS MILL TANK FARM	USA.VA.VA185.NEWPORT NE.01870000
STRUCTURAL STEEL	USA.VA.VA185.NEWPORT NE.01870000
INSULATION - MISC PIPING	USA.VA.VA185.NEWPORT NE.01870000
MISC VALVES/FTTGS/PIPING AFE 100096	USA.VA.VA185.NEWPORT NE.01870000
MECHANICAL PIPING AFE 100096	USA.VA.VA185.NEWPORT NE.01870000
MIXER HV-7.5 AFE 100096	USA.VA.VA185.NEWPORT NE.01870000	105489-4
MIXER HV-7.5 AFE 100096	USA.VA.VA185.NEWPORT NE.01870000	105489-3
SENSORS AFE 100096	USA.VA.VA185.NEWPORT NE.01870000
PRO TRANS HEAD AFE 100096	USA.VA.VA185.NEWPORT NE.01870000	18948
CAPITALIZED INTEREST	USA.VA.VA185.NEWPORT NE.01870000
CONSTRUCTION CHRGS	USA.VA.VA185.NEWPORT NE.01870000
SAFE HARBOR ACCESS SYSTEMS AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
MOTOR CONTROL CENTER AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
GANGWAYS QTY 3 AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
APOLLOS QTY 3 AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
STATIC MIXERS QTY 3 AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
PRO TRANS HEAD AFE070110096	USA.VA.VA185.NEWPORT NE.01870000	18950
ELECTRICAL & BLENDER SOFTWARE AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
PRO TRANS HEAD AFE070110096	USA.VA.VA185.NEWPORT NE.01870000	18947
DIGITAL METER QTY-4 AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
CONTROLS AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
PRO TRANS HEAD AFE 100096	USA.VA.VA185.NEWPORT NE.01870000	18949
CONCRETE PAD FOR BLEND SKIDS	USA.VA.VA185.NEWPORT NE.01870000
RAIL CAGE AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
LOADING ARM AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
CORIOLIS METER SKIDS AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
ELECTRIC WORK AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
ELECTRICAL HEAT TRACING AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
OFFSHORE FACILITY WORK	USA.VA.VA185.NEWPORT NE.01870000
PRO TRANS HEAD WITH ANTENNA (4)	USA.VA.VA185.NEWPORT NE.01870000
ROOF DRAIN HOSE TANK #6	USA.VA.VA185.NEWPORT NE.01870000
INSTRUMENT WIRING	USA.VA.VA185.NEWPORT NE.01870000
PIPING INSULATION	USA.VA.VA185.NEWPORT NE.01870000
SAAB WIRING TANKS 5 10 12 17	USA.VA.VA185.NEWPORT NE.01870000
MANWAY GASKET MATERIALS	USA.VA.VA185.NEWPORT NE.01870000
BAR GRATING-LOADING RACKS	USA.VA.VA185.NEWPORT NE.01870000
8 INCH NOZZLE & REPAD FOR MIXER	USA.VA.VA185.NEWPORT NE.01870000
MIXER	USA.VA.VA185.NEWPORT NE.01870000
EQUIP WIRING	USA.VA.VA185.NEWPORT NE.01870000
FIBER OPTIC ELECTRIC AFE070110096	USA.VA.VA185.NEWPORT NE.01870000
PUMP	USA.VA.VA185.NEWPORT NE.01870000
LOADING RACKS #1 - #4	USA.VA.VA185.NEWPORT NE.01870000
ACTUATORS	USA.VA.VA185.NEWPORT NE.01870000
WALKWAYS	USA.VA.VA185.NEWPORT NE.01870000
TRUCK AIR LINE & VALVES	USA.VA.VA185.NEWPORT NE.01870000
TRUCK RACK HANDRAILS & STEPS	USA.VA.VA185.NEWPORT NE.01870000
GAUGE 2500 ENG CASSETTE MOTOR	USA.VA.VA185.NEWPORT NE.01870000
INSTRUMENTATION GAUGES	USA.VA.VA185.NEWPORT NE.01870000
JENSEN MIXERS QTY 3	USA.VA.VA185.NEWPORT NE.01870000	DH-4603/DH-4605
HEAT TRANSFER FLUID	USA.VA.VA185.NEWPORT NE.01870000
ELECTRIC-PUMPS & MCC	USA.VA.VA185.NEWPORT NE.01870000
PIPING INSULATION	USA.VA.VA185.NEWPORT NE.01870000
SULFUR-IN-OIL ANALYZER	USA.VA.VA185.NEWPORT NE.01870000
ELECTRICAL-PLANT LIGHTING	USA.VA.VA185.NEWPORT NE.01870000
BASKETS FOR STRAINERS	USA.VA.VA185.NEWPORT NE.01870000
HV-25 MIXERS QTY-2	USA.VA.VA185.NEWPORT NE.01870000	105694-1 & 1056
CORRECT CAPITAL REBILLS	USA.VA.VA185.NEWPORT NE.01870000
SAFETY SHOWERS	USA.VA.VA185.NEWPORT NE.01870000
WATER LINES TO EYEWASH STATIONS	USA.VA.VA185.NEWPORT NE.01870000
CAPITALIZED INTEREST ADJUST	USA.VA.VA185.NEWPORT NE.01870000
ELECTRICAL WORK	USA.VA.VA185.NEWPORT NE.01870000
INSULATE PIPING	USA.VA.VA185.NEWPORT NE.01870000
GOULDS PUMP REPAIR	USA.VA.VA185.NEWPORT NE.01870000
SCRUBBER / ACID TANK SLAB	USA.VA.VA185.NEWPORT NE.01870000
WATER LINE TO SOLUTION TANKS	USA.VA.VA185.NEWPORT NE.01870000
1993 CHEV C/K 1500	USA.CA.CA071.FONTANA.05230000	1GCEC19Z5PE1946
General Lab Equipment	USA.CA.CA071.FONTANA.05230000
General Plant Equipment	USA.CA.CA071.FONTANA.05230000
DAEWOO FORKLIFT	USA.CA.CA071.FONTANA.05230000	KN00378
Tank # 10	USA.CA.CA071.FONTANA.05230000
Tank # 11	USA.CA.CA071.FONTANA.05230000
Tank # 12	USA.CA.CA071.FONTANA.05230000
Tank # 13	USA.CA.CA071.FONTANA.05230000
Tank # 14	USA.CA.CA071.FONTANA.05230000
Tank # 15	USA.CA.CA071.FONTANA.05230000
Tank # 16	USA.CA.CA071.FONTANA.05230000
Tank # 17	USA.CA.CA071.FONTANA.05230000
Tank # 18	USA.CA.CA071.FONTANA.05230000
Tank # 19	USA.CA.CA071.FONTANA.05230000
Tank # 23a	USA.CA.CA071.FONTANA.05230000
Tank # 23b	USA.CA.CA071.FONTANA.05230000
Tank # 24	USA.CA.CA071.FONTANA.05230000
Tank # 25	USA.CA.CA071.FONTANA.05230000
Tank # 41	USA.CA.CA071.FONTANA.05230000
Tank # 49	USA.CA.CA071.FONTANA.05230000
Tank # 5	USA.CA.CA071.FONTANA.05230000
Tank # 50	USA.CA.CA071.FONTANA.05230000
Tank # 51	USA.CA.CA071.FONTANA.05230000
Tank # 52	USA.CA.CA071.FONTANA.05230000
Tank # 53	USA.CA.CA071.FONTANA.05230000
Tank # 54	USA.CA.CA071.FONTANA.05230000
Tank # 6	USA.CA.CA071.FONTANA.05230000
Tank # 7	USA.CA.CA071.FONTANA.05230000
Tank # 9	USA.CA.CA071.FONTANA.05230000
Tank # 90	USA.CA.CA071.FONTANA.05230000
Tank # 91	USA.CA.CA071.FONTANA.05230000
Tank # 92	USA.CA.CA071.FONTANA.05230000
Tank # 93	USA.CA.CA071.FONTANA.05230000
Tank # 94	USA.CA.CA071.FONTANA.05230000
Tank # 95	USA.CA.CA071.FONTANA.05230000
Tank # P1	USA.CA.CA071.FONTANA.05230000
Tank # P2	USA.CA.CA071.FONTANA.05230000
Tank # P21	USA.CA.CA071.FONTANA.05230000
Tank # P22	USA.CA.CA071.FONTANA.05230000
Tank # P3	USA.CA.CA071.FONTANA.05230000
COILS - TANK 66	USA.CA.CA071.FONTANA.05230000
TANK 31 COILS	USA.CA.CA071.FONTANA.05230000
AFE 100119	USA.CA.CA071.FONTANA.05230000
AFE 70110119	USA.CA.CA071.FONTANA.05230000
AFE 070110179	USA.CA.CA071.FONTANA.05230000
AFE 070110179	USA.CA.CA071.FONTANA.05230000
070110179 tax	USA.CA.CA071.FONTANA.05230000
AFE 070110197	USA.CA.CA071.FONTANA.05230000
Batch Controller	USA.CA.CA071.FONTANA.05230000
Emulsion Mill	USA.CA.CA071.FONTANA.05230000
Emulsion Mill	USA.CA.CA071.FONTANA.05230000
Emulsion Mill	USA.CA.CA071.FONTANA.05230000
CLEANING FURNACE ALSO SEE ASSET 105401	USA.CA.CA071.FONTANA.05230000	5516
PCP FURNACE	USA.CA.CA071.FONTANA.05230000
CLEANING FURNACE ALSO SEE ASSET 102157	USA.CA.CA071.FONTANA.05230000	5516
LIQUID LEVEL INDICATOR	USA.CA.CA071.FONTANA.05230000
THERMOMETERS / THERMOCOUPLE / RTD PANEL METER	USA.CA.CA071.FONTANA.05230000
PIPING/FTTGS/VALVES	USA.CA.CA071.FONTANA.05230000
SQD WALLMOUNT VFD BOM	USA.CA.CA071.FONTANA.05230000
INSULATE 4 INCH STEAM TRACE PIPING	USA.CA.CA071.FONTANA.05230000
HV-25 MIXER AFE 070110119	USA.CA.CA071.FONTANA.05230000	105492-1
CAPITALIZED INTEREST	USA.CA.CA071.FONTANA.05230000
HV-3 MIXER	USA.CA.CA071.FONTANA.05230000	105493-1
HV-3 MIXER	USA.CA.CA071.FONTANA.05230000	105493-2
HIGH LEVEL SWITCHES AFE070110179	USA.CA.CA071.FONTANA.05230000
MISC PIPING/FTTGS/VALVES	USA.CA.CA071.FONTANA.05230000
ROLLING STEEL DOORS AFE070110119	USA.CA.CA071.FONTANA.05230000
COOLING TOWER	USA.CA.CA071.FONTANA.05230000
HEAT EXCHANGER AFE070110227	USA.CA.CA071.FONTANA.05230000
FLOWMETER TRANSMITTER/FLOWTUBE AFE070110179	USA.CA.CA071.FONTANA.05230000
MISC FTTGS/VALVES/PIPING	USA.CA.CA071.FONTANA.05230000
COOLING TOWER ADDTL CHRGS	USA.CA.CA071.FONTANA.05230000
COOLING TOWERS AFE070110179	USA.CA.CA071.FONTANA.05230000
HEAT TRANSFER FLUID	USA.CA.CA071.FONTANA.05230000
PUMPS/MIXERS FOR 2 TANKS	USA.CA.CA071.FONTANA.05230000
MISC PIPE/VALVES/FTTGS	USA.CA.CA071.FONTANA.05230000
UPSIZE STEAM LINE	USA.CA.CA071.FONTANA.05230000
RTD & TIMERS FOR BULK CHEMICALS	USA.CA.CA071.FONTANA.05230000
SQUARE D MODEL 6 BUCKET QTY-2	USA.CA.CA071.FONTANA.05230000
SIMPLEX STRAINERS 150# QTY 3	USA.CA.CA071.FONTANA.05230000
BASKET STRAINERS	USA.CA.CA071.FONTANA.05230000
FEEDERS/40HP DRIVE AC UNIT	USA.CA.CA071.FONTANA.05230000
EXTEND AC LINE	USA.CA.CA071.FONTANA.05230000
REPAIR EXISTING CONDUIT	USA.CA.CA071.FONTANA.05230000
CAPITALIZED INTEREST ADJUST	USA.CA.CA071.FONTANA.05230000
HV-3 MIXER TANK 16	USA.CA.CA071.FONTANA.05230000	105933-1
HV-3 MIXER TANK 17	USA.CA.CA071.FONTANA.05230000	105933-2
HV-3 MIXER TANK 19	USA.CA.CA071.FONTANA.05230000	105933-4
HV-3 MIXER TANK 20	USA.CA.CA071.FONTANA.05230000	105933-5
MICROMOTION METER	USA.CA.CA071.FONTANA.05230000
SOLUTION LINE TO MILL (STAINLESS)	USA.CA.CA071.FONTANA.05230000
PUMP & 3/4 INCH PIPING - CHEMICAL TO WAREHOUSE	USA.CA.CA071.FONTANA.05230000
4 INCH DISCHARGE LINE FROM MILL	USA.CA.CA071.FONTANA.05230000
HV-7.5 MIXER	USA.CA.CA071.FONTANA.05230000	105932-1
WORK ON MICRO MOTION FEEDER & PUMP	USA.CA.CA071.FONTANA.05230000
REPAIR CONVEYOR	USA.CA.CA071.FONTANA.05230000
CONSTRUCTION IKA-30 MILL	USA.CA.CA071.FONTANA.05230000
150HP MFLEX VFD	USA.CA.CA071.FONTANA.05230000
STATIC MIXER	USA.CA.CA071.FONTANA.05230000
SQD - MILL CONTROL SYSTEM	USA.CA.CA071.FONTANA.05230000
TRANSMITTERS	USA.CA.CA071.FONTANA.05230000
125HP MILL	USA.CA.CA071.FONTANA.05230000
RTD SENSOR & TRANSMITTER	USA.CA.CA071.FONTANA.05230000
PVF FOR IKA MILL	USA.CA.CA071.FONTANA.05230000
TRANSMITTERS	USA.CA.CA071.FONTANA.05230000
SENSORS & TRANSMITTERS	USA.CA.CA071.FONTANA.05230000
2003 CHEV SILERADO 2500 HD	USA.GA.GA051.GARDEN CIT.05240000	1GCHC23G73F1151
Dynamic Shear Rheometer	USA.GA.GA051.GARDEN CIT.05240000
General Lab Equipment	USA.GA.GA051.GARDEN CIT.05240000
Grinder	USA.GA.GA051.GARDEN CIT.05240000
General Plant Equipment	USA.GA.GA051.GARDEN CIT.05240000
PARTICLE SIZE ANALYZER	USA.GA.GA051.GARDEN CIT.05240000
Tank # 5	USA.GA.GA051.GARDEN CIT.05240000
Tank # 1	USA.GA.GA051.GARDEN CIT.05240000
Tank # 10	USA.GA.GA051.GARDEN CIT.05240000
Tank # 10001	USA.GA.GA051.GARDEN CIT.05240000
Tank # 10002	USA.GA.GA051.GARDEN CIT.05240000
Tank # 10003	USA.GA.GA051.GARDEN CIT.05240000
Tank # 10004	USA.GA.GA051.GARDEN CIT.05240000
Tank # 10005	USA.GA.GA051.GARDEN CIT.05240000
Tank # 10006	USA.GA.GA051.GARDEN CIT.05240000
Tank # 10007	USA.GA.GA051.GARDEN CIT.05240000
Tank # 11	USA.GA.GA051.GARDEN CIT.05240000
Tank # 1401	USA.GA.GA051.GARDEN CIT.05240000
Tank # 1402	USA.GA.GA051.GARDEN CIT.05240000
Tank # 1403	USA.GA.GA051.GARDEN CIT.05240000
Tank # 15001	USA.GA.GA051.GARDEN CIT.05240000
Tank # 17	USA.GA.GA051.GARDEN CIT.05240000
Tank # 2	USA.GA.GA051.GARDEN CIT.05240000
Tank # 22	USA.GA.GA051.GARDEN CIT.05240000
Tank # 2201	USA.GA.GA051.GARDEN CIT.05240000
Tank # 28	USA.GA.GA051.GARDEN CIT.05240000
Tank # 3	USA.GA.GA051.GARDEN CIT.05240000
Tank # 32	USA.GA.GA051.GARDEN CIT.05240000
Tank # 33	USA.GA.GA051.GARDEN CIT.05240000
Tank # 34	USA.GA.GA051.GARDEN CIT.05240000
Tank # 35	USA.GA.GA051.GARDEN CIT.05240000
Tank # 36	USA.GA.GA051.GARDEN CIT.05240000
Tank # 37	USA.GA.GA051.GARDEN CIT.05240000
Tank # 39	USA.GA.GA051.GARDEN CIT.05240000
Tank # 4	USA.GA.GA051.GARDEN CIT.05240000
Tank # 50002	USA.GA.GA051.GARDEN CIT.05240000
Tank # 6	USA.GA.GA051.GARDEN CIT.05240000
Tank # 7	USA.GA.GA051.GARDEN CIT.05240000
Tank # 8	USA.GA.GA051.GARDEN CIT.05240000
Tank # 800	USA.GA.GA051.GARDEN CIT.05240000
Tank # 9	USA.GA.GA051.GARDEN CIT.05240000
Tank # 15	USA.GA.GA051.GARDEN CIT.05240000
Tank # 16	USA.GA.GA051.GARDEN CIT.05240000
Tank # 18	USA.GA.GA051.GARDEN CIT.05240000
Tank # 19	USA.GA.GA051.GARDEN CIT.05240000
Tank # 20	USA.GA.GA051.GARDEN CIT.05240000
Tank # 21	USA.GA.GA051.GARDEN CIT.05240000
Tank # 24	USA.GA.GA051.GARDEN CIT.05240000
Tank # 25	USA.GA.GA051.GARDEN CIT.05240000
Tank # 26	USA.GA.GA051.GARDEN CIT.05240000
Tank # 27	USA.GA.GA051.GARDEN CIT.05240000
Tank # 29	USA.GA.GA051.GARDEN CIT.05240000
Tank # 30	USA.GA.GA051.GARDEN CIT.05240000
Tank # 31	USA.GA.GA051.GARDEN CIT.05240000
Tank # 38	USA.GA.GA051.GARDEN CIT.05240000
HY-WAY PORTABLE TANK	USA.GA.GA051.GARDEN CIT.05240000
EMULSION TANK #403 50000 GAL VERT 14FT X 43FT	USA.NE.NE079.GRAND ISLA.43340000
Batch Controller	USA.GA.GA051.GARDEN CIT.05240000
Emulsion Mill	USA.GA.GA051.GARDEN CIT.05240000
WARREN RUPP SANDPIPER PUMP	USA.GA.GA051.GARDEN CIT.05240000
COOLING TOWER	USA.GA.GA051.GARDEN CIT.05240000
PIPING-TANK & COOLING TOWER	USA.GA.GA051.GARDEN CIT.05240000
HEAT TRACE & CONTROLS	USA.GA.GA051.GARDEN CIT.05240000
REPAIR 2 INCH GAS OIL LINE	USA.GA.GA051.GARDEN CIT.05240000
INSULATION- TIE IN GAS/OIL LINE	USA.GA.GA051.GARDEN CIT.05240000
TOTALLIZER	USA.GA.GA051.GARDEN CIT.05240000
ADDITIVE INJECTION SYSTEM	USA.GA.GA051.GARDEN CIT.05240000
RECIRCULATING LINE FOR MIX TANK 800	USA.GA.GA051.GARDEN CIT.05240000
INSULATION RECIRCULATING LINE TANK 800	USA.GA.GA051.GARDEN CIT.05240000
20 HP MOTOR FOR TO-15-J16 MIXER	USA.GA.GA051.GARDEN CIT.05240000	104870-1
NEMA VFD FOR IKA MILL	USA.GA.GA051.GARDEN CIT.05240000
2008 CHEV SILVERADO EXT CAB	USA.OK.OK143.TULSA.07010000	1GCEC19J18Z1881
2008 CHEV SILVERADO CREW 4X4	USA.OK.OK143.TULSA.07010000	2GCEK13M3812042
2008 TRAILBLAZER 4WD - JAMES GEER	USA.OK.OK143.TULSA.07010000	1GNDT13S3821205
2002 FORD EXPLORER - JAMES HULSE	USA.UT.UT011.WOODS CROS.07010000	1FMZU72E22UC410
SEMMATERIALS PLANT SIGNS	USA.OK.OK143.TULSA.07010000
IKA-40 MILL	USA.OK.OK143.TULSA.07010000
KIA-40 MILL	USA.OK.OK143.TULSA.07010000
IKA-40 MILL	USA.OK.OK143.TULSA.07010000	2021
IKA-40 MILL	USA.OK.OK143.TULSA.07010000
IKA MILL ROTOR	USA.OK.OK143.TULSA.07010000
OFFICE DESIGN	USA.WA.WA063.SPOKANE.07010000
DSR	USA.CO.CO001.COMMERCE C.07010000
85571 - TA CSA II RHEOMETER	USA.IL.IL031.CHICAGO.07010000
TRFR521-HOGENTOGLER RO TAP SIEVE SHAKER	USA.IL.IL031.CHICAGO.07010000
MODEL FOUR EXTRACTOR	USA.TX.TX453.AUSTIN.07010000
MEMBRANES	USA.TX.TX453.AUSTIN.07010000
COLD PAVE MIXER	USA.TX.TX453.AUSTIN.07010000
FREE-FREE RESONANCE TESTING DEVICE AFE070110196	USA.TX.TX453.AUSTIN.07010000
DIELECTRIC SENSOR & PROBE	USA.TX.TX453.AUSTIN.07010000
LAB EQUIPMENT	USA.TX.TX453.AUSTIN.07010000
DISPAX-REACTOR MILL	USA.TX.TX439.SAGINAW.16070000
AC DRIVE PKG	USA.TX.TX439.SAGINAW.16070000
CONVEYOR FOR DISPAX-REACTOR MILL	USA.TX.TX439.SAGINAW.16070000
ELECTRIC-DISPAX REACTOR MILL	USA.TX.TX439.SAGINAW.16070000
ELECTRIC-PMAC 200 HP MILL MACHINE	USA.TX.TX439.SAGINAW.16070000
Project Increase Capacity	USA.WA.WA063.SPOKANE.07010000
2000 FORD F150 4X	USA.ID.ID001.BOISE.07250000	1FTRF18W5YNB744
MILL ROOM IMPROVEMENTS	USA.ID.ID001.BOISE.07250000
BEDDING SAND	USA.ID.ID001.BOISE.07250000
CONCRETE AROUND SHOWERS	USA.ID.ID001.BOISE.07250000
Bending Beam Rheometer	USA.ID.ID001.BOISE.07250000
General Lab Equipment	USA.ID.ID001.BOISE.07250000
General Plant Equipment	USA.ID.ID001.BOISE.07250000
ANTON PAAR DSR	USA.ID.ID001.BOISE.07250000
TRACTOR AFE 070110224	USA.ID.ID001.BOISE.07250000	T0210LE880210
CALIBRATOR	USA.ID.ID001.BOISE.07250000
PRESSURE MODULES	USA.ID.ID001.BOISE.07250000
PRECISION RTD THERMOMETER	USA.ID.ID001.BOISE.07250000
VISCOSITY STANDARD	USA.ID.ID001.BOISE.07250000
STOPWATCH TIMER	USA.ID.ID001.BOISE.07250000
DIGITAL CAMERA	USA.ID.ID001.BOISE.07250000
DIGITAL CALIPER/SOCKET	USA.ID.ID001.BOISE.07250000
METER/MAGNIFIER LIGHT/SOCKETS	USA.ID.ID001.BOISE.07250000
LAB TOOLS	USA.ID.ID001.BOISE.07250000
BLACK WEAPONS CASE	USA.ID.ID001.BOISE.07250000
IN-LINE DISPENSER MILL	USA.ID.ID001.BOISE.07250000
DIGITAL THERMOMETER FOR RHEOMETER	USA.ID.ID001.BOISE.07250000
SAFETY EQUIPMENT / SUPPLIES	USA.ID.ID001.BOISE.07250000
DAY TANKS - QTY 3	USA.ID.ID001.BOISE.07250000
SAMPLE COOLER 316 SS NEPTUNE	USA.ID.ID001.BOISE.07250000	16581
Tank # 10	USA.ID.ID001.BOISE.07250000
Tank # 16	USA.ID.ID001.BOISE.07250000
Tank # 17	USA.ID.ID001.BOISE.07250000
Tank # 22	USA.ID.ID001.BOISE.07250000
Tank # 23	USA.ID.ID001.BOISE.07250000
Tank # 28	USA.ID.ID001.BOISE.07250000
Tank # 29	USA.ID.ID001.BOISE.07250000
Tank # 39	USA.ID.ID001.BOISE.07250000
Tank # 41	USA.ID.ID001.BOISE.07250000
Tank # 11	USA.ID.ID001.BOISE.07250000
Tank # 12	USA.ID.ID001.BOISE.07250000
Tank # 14	USA.ID.ID001.BOISE.07250000
Tank # 15	USA.ID.ID001.BOISE.07250000
Tank # 18	USA.ID.ID001.BOISE.07250000
Tank # 19	USA.ID.ID001.BOISE.07250000
Tank # 20	USA.ID.ID001.BOISE.07250000
Tank # 21	USA.ID.ID001.BOISE.07250000
Tank # 24	USA.ID.ID001.BOISE.07250000
Tank # 25	USA.ID.ID001.BOISE.07250000
Tank # 3	USA.ID.ID001.BOISE.07250000
Tank # 30	USA.ID.ID001.BOISE.07250000
Tank # 31	USA.ID.ID001.BOISE.07250000
Tank # 32	USA.ID.ID001.BOISE.07250000
Tank # 33	USA.ID.ID001.BOISE.07250000
Tank # 34	USA.ID.ID001.BOISE.07250000
Tank # 35	USA.ID.ID001.BOISE.07250000
Tank # 36	USA.ID.ID001.BOISE.07250000
Tank # 37	USA.ID.ID001.BOISE.07250000
Tank # 40	USA.ID.ID001.BOISE.07250000
Tank # 42	USA.ID.ID001.BOISE.07250000
Tank # 43	USA.ID.ID001.BOISE.07250000
Tank # 44	USA.ID.ID001.BOISE.07250000
Tank # 45	USA.ID.ID001.BOISE.07250000
Tank # 46	USA.ID.ID001.BOISE.07250000
Tank # 47	USA.ID.ID001.BOISE.07250000
INSTALL COILS ON TANK #15	USA.ID.ID001.BOISE.07250000
WARM SULPHUR STORAGE SYSTEM AFE070110193	USA.ID.ID001.BOISE.07250000
INSULATION-SULFUR TANK	USA.ID.ID001.BOISE.07250000
SULFUR TREATMENT TANK 7000 GAL	USA.ID.ID001.BOISE.07250000
8 INCH SPOUTS-TANKS 17, 19, 22, 23, 24	USA.ID.ID001.BOISE.07250000
HOT OIL COILS REACTION TANK #5	USA.ID.ID001.BOISE.07250000
TANK 5 - SANDBLASTING/ZINC COAT	USA.ID.ID001.BOISE.07250000
FOUNDATION-SULFA TREAT TANK	USA.ID.ID001.BOISE.07250000
PLATFORM-SULFA TREAT TANK	USA.ID.ID001.BOISE.07250000
TANK REMOVAL AFE070110193	USA.ID.ID001.BOISE.07250000
Emulsion Mill	USA.ID.ID001.BOISE.07250000
MILL ROOM	USA.ID.ID001.BOISE.07250000
PROG BILL 4 INCH MILL ROOM / OUTSIDE PIPE MODIF	USA.ID.ID001.BOISE.07250000
MILL ROOM	USA.ID.ID001.BOISE.07250000
4 INCH MILL ROOM / OUTSIDE PIPE MODIFICATIONS	USA.ID.ID001.BOISE.07250000
AC PUMP RELOCATION	USA.ID.ID001.BOISE.07250000
NEW 4 IN X 6 IN STRAINER & BASKET	USA.ID.ID001.BOISE.07250000
DALWORTH MILL UPGRADES	USA.ID.ID001.BOISE.07250000
PROG BILL MILL ROOM	USA.ID.ID001.BOISE.07250000
4 INCH KROHNE ULTRASONIC FLOWMETER	USA.ID.ID001.BOISE.07250000
2 INCH OPTIFLUX KROHNE MAGNETIC FLOWMETER	USA.ID.ID001.BOISE.07250000
STATIC MIXER	USA.ID.ID001.BOISE.07250000
VFD FOR 150 HP MILL	USA.ID.ID001.BOISE.07250000
ELECTRICAL MATERIALS	USA.ID.ID001.BOISE.07250000
MILL ROOM CHECK VALVES	USA.ID.ID001.BOISE.07250000
HEAT EXCHANGE TANK #45 WORK	USA.ID.ID001.BOISE.07250000
PIPE SUPPORTS	USA.ID.ID001.BOISE.07250000
TANK #15 PIPING	USA.ID.ID001.BOISE.07250000
INSULATE / JACKET HEAT TRACE LINES	USA.ID.ID001.BOISE.07250000
OUTSIDE MILL PUMP VFD & CONTROL 40 H.P.	USA.ID.ID001.BOISE.07250000
MILL CONTROL	USA.ID.ID001.BOISE.07250000
INSULATION - OIL LINES	USA.ID.ID001.BOISE.07250000
ACTUATOR & MISC	USA.ID.ID001.BOISE.07250000
INSULATION COVERS - 6 INCH 8 INCH & 24 INCH	USA.ID.ID001.BOISE.07250000
2 INCH VALVES FLANGE COVERS FOR OIL PIPING	USA.ID.ID001.BOISE.07250000
VALCON ELECTRIC ACTUATOR	USA.ID.ID001.BOISE.07250000
60 AMP CIRCUIT FOR 12 MIXERS	USA.ID.ID001.BOISE.07250000
MIXER SPOUTS	USA.ID.ID001.BOISE.07250000
SULFUR SLAB	USA.ID.ID001.BOISE.07250000
KROHNE FLOWMETER/SIGNAL CONVERTER AFE070110212	USA.ID.ID001.BOISE.07250000
MILL ROOM SS PIPINGAFE070110212	USA.ID.ID001.BOISE.07250000
EASTECH BADGER 4000 SERIES CLAMP-ON FLOWMETER AFE070110212	USA.ID.ID001.BOISE.07250000
RED LION TOTALIZER AFE070110212	USA.ID.ID001.BOISE.07250000
PUMP & MOTOR AFE070110212	USA.ID.ID001.BOISE.07250000
SULFUR SKID	USA.ID.ID001.BOISE.07250000
SULFUR PIPING	USA.ID.ID001.BOISE.07250000
FILL LINE 2 INCH	USA.ID.ID001.BOISE.07250000
1PH 115/230V TEFC AFE070110168	USA.ID.ID001.BOISE.07250000
FLOW METER POWER-MILL BLDG	USA.ID.ID001.BOISE.07250000
SULFUR SKID POWER	USA.ID.ID001.BOISE.07250000
HOT OIL COILS	USA.ID.ID001.BOISE.07250000
PARAMOUNT SUPPLY	USA.ID.ID001.BOISE.07250000
400FT HEAT TRACE/SNAP TRACE	USA.ID.ID001.BOISE.07250000
INSULATION-SUCTION RACK 1	USA.ID.ID001.BOISE.07250000
FACILITY IMPROVEMENTS	USA.ID.ID001.BOISE.07250000
PAINTING-PLANT EQUIPMENT	USA.ID.ID001.BOISE.07250000
PIPE VALVES & FITTINGS	USA.ID.ID001.BOISE.07250000
PLANT LIGHTING	USA.ID.ID001.BOISE.07250000
400 HP DEAERATOR SEE ASSET 140858	USA.ID.ID001.BOISE.07250000
MILL LINE YARD PIPING	USA.ID.ID001.BOISE.07250000
TOC-75-L82 MIXER (MIX TANK)	USA.ID.ID001.BOISE.07250000	105803-1
ELECTRICAL VPP PREP	USA.ID.ID001.BOISE.07250000
RAIL CAR STEAM PIPING/OFFLOAD PIPING	USA.ID.ID001.BOISE.07250000
TANK SPOUTS	USA.ID.ID001.BOISE.07250000
RR TANK CONNECTION	USA.ID.ID001.BOISE.07250000
SNAP TRACE THERMON ST 1/2 INCH	USA.ID.ID001.BOISE.07250000
PIPING INSULATION	USA.ID.ID001.BOISE.07250000
PUMP PAD	USA.ID.ID001.BOISE.07250000
4 INCH GAS LINE TO BOILER ROOM	USA.ID.ID001.BOISE.07250000
INSTRUMENTATION CFM300	USA.ID.ID001.BOISE.07250000
VACUUM SKID PLATFORM	USA.ID.ID001.BOISE.07250000
COPPER WIRING	USA.ID.ID001.BOISE.07250000
PRESSURE BLOWER SIZE 2610A	USA.ID.ID001.BOISE.07250000
PLC EQUIP PROGRESS PYMT	USA.ID.ID001.BOISE.07250000
PUMP KIT	USA.ID.ID001.BOISE.07250000
HEATER FOR SCALE HOUSE BOILER ROOM	USA.ID.ID001.BOISE.07250000
SS STEAM HOSE ASSEMBLY	USA.ID.ID001.BOISE.07250000
RAIL LIGHTING	USA.ID.ID001.BOISE.07250000
END RAIL PUMP	USA.ID.ID001.BOISE.07250000
PIPING FOR VAPOR RECOVERY SKIDS	USA.ID.ID001.BOISE.07250000
CONCRETE PAD FOR SKID	USA.ID.ID001.BOISE.07250000
MISTFIX MIST ELIMINATOR INSERTION	USA.ID.ID001.BOISE.07250000
MIXER SPOUT FOR TANK#5	USA.ID.ID001.BOISE.07250000
SIDE EXHAUST MIST ELIMINATOR HOUSING	USA.ID.ID001.BOISE.07250000
ELECTRIC - WIRE MIXER	USA.ID.ID001.BOISE.07250000
ELECTRIC-MILL PUMP #13	USA.ID.ID001.BOISE.07250000
STATIC MIXER	USA.ID.ID001.BOISE.07250000
3 INCH WATER LINE TO LOADOUT RACK #4	USA.ID.ID001.BOISE.07250000
PIPING AREA #2 SULFA TREAT TANK	USA.ID.ID001.BOISE.07250000
ELECTRICAL-VAPOR RECOVERY	USA.ID.ID001.BOISE.07250000
MILL ROOM EQUIP CHANGES	USA.ID.ID001.BOISE.07250000
SULFATREAT 410 HP	USA.ID.ID001.BOISE.07250000
FILL TANK MAINFOLDS	USA.ID.ID001.BOISE.07250000
SAMSON CONTROLS	USA.ID.ID001.BOISE.07250000
SAFETY INSULATION & TIN COVERAGE	USA.ID.ID001.BOISE.07250000
ELECTRIC-MILL AUTOMATION	USA.ID.ID001.BOISE.07250000
TANK RADAR GAUGES	USA.ID.ID001.BOISE.07250000
MILL LINE	USA.ID.ID001.BOISE.07250000
LEVEL INDICATORS	USA.ID.ID001.BOISE.07250000
PRILL DECK	USA.ID.ID001.BOISE.07250000
SHARPE BALL VALVE/FLANGE	USA.ID.ID001.BOISE.07250000
ELECTRICAL FOR TANK GAUGES	USA.ID.ID001.BOISE.07250000
ELECTRIC FOR GLOW METER & STOP START STATION	USA.ID.ID001.BOISE.07250000
BRADLEY FROST FREE SAFETY SHOWERS	USA.ID.ID001.BOISE.07250000
1988 FORD F-150	USA.WA.WA021.PASCO.07260000	2FTDF15N9JCB371
1996 FORD F-150	USA.WA.WA021.PASCO.07260000	2FTEF15Y4TCA256
General Lab Equipment	USA.WA.WA021.PASCO.07260000
General Plant Equipment	USA.WA.WA021.PASCO.07260000
KOMATSU FORKLIFT	USA.WA.WA021.PASCO.07260000	585032A
PHYSICA SMARTPAVE RHEOMETER	USA.WA.WA021.PASCO.07260000
Tank # 10	USA.WA.WA021.PASCO.07260000
Tank # 11	USA.WA.WA021.PASCO.07260000
Tank # 12	USA.WA.WA021.PASCO.07260000
Tank # 17	USA.WA.WA021.PASCO.07260000
Tank # 2	USA.WA.WA021.PASCO.07260000
Tank # 3	USA.WA.WA021.PASCO.07260000
Tank # 4	USA.WA.WA021.PASCO.07260000
Tank # 5	USA.WA.WA021.PASCO.07260000
Tank # 6	USA.WA.WA021.PASCO.07260000
Tank # 7	USA.WA.WA021.PASCO.07260000
Tank # 8	USA.WA.WA021.PASCO.07260000
Tank # 9	USA.WA.WA021.PASCO.07260000
Tank # A1	USA.WA.WA021.PASCO.07260000
Tank # A3	USA.WA.WA021.PASCO.07260000
Tank # C1	USA.WA.WA021.PASCO.07260000
Tank # C2	USA.WA.WA021.PASCO.07260000
Tank # C3	USA.WA.WA021.PASCO.07260000
Tank # C4	USA.WA.WA021.PASCO.07260000
Tank # D1	USA.WA.WA021.PASCO.07260000
Tank # D2	USA.WA.WA021.PASCO.07260000
Tank # D3	USA.WA.WA021.PASCO.07260000
Tank # D4	USA.WA.WA021.PASCO.07260000
TANK VERTICAL 9FT X 15FT 7100 GAL API 650	USA.WA.WA021.PASCO.07260000
CONDENSATE TANK INSULATION	USA.WA.WA021.PASCO.07260000
CONDENSATE TANK INSULATION	USA.WA.WA021.PASCO.07260000
12 FT X 22FT STORAGE TANK (SOLUTION)	USA.WA.WA021.PASCO.07260000
10 FT X 12FT STORAGE TANK (HCL SYSTEM)	USA.WA.WA021.PASCO.07260000
AFE 100146	USA.WA.WA021.PASCO.07260000
AFE 70110157	USA.WA.WA021.PASCO.07260000
MISC VALVES & FTTGS AFE070110157	USA.WA.WA021.PASCO.07260000
CRS-2P Production Improvement System	USA.WA.WA021.PASCO.07260000
Emulsion Mill	USA.WA.WA021.PASCO.07260000
Emulsion Mill	USA.WA.WA021.PASCO.07260000
MISC FTTGS AFE 100146	USA.WA.WA021.PASCO.07260000
ASPHALT STORAGE CONSTRUCTION CHRGS	USA.WA.WA021.PASCO.07260000
AMERICAN HEATING PUMP	USA.WA.WA021.PASCO.07260000
MISC FTTGS	USA.WA.WA021.PASCO.07260000
CHEM-EZ W/ COVER AFE 070110157	USA.WA.WA021.PASCO.07260000
MISC FTTGS AFE 070110157	USA.WA.WA021.PASCO.07260000
MISC FTTGS	USA.WA.WA021.PASCO.07260000
LIQUID LEVEL INDICATOR 6700 AFE070110157	USA.WA.WA021.PASCO.07260000
UNDERGOUND WIRE	USA.WA.WA021.PASCO.07260000
PIPE INSULATION	USA.WA.WA021.PASCO.07260000
SQD STARTER FOR MOTOR CONTROL CENTER	USA.WA.WA021.PASCO.07260000
PIPE INSULATION	USA.WA.WA021.PASCO.07260000
ELECTRICAL-WIRING TO MOTORS	USA.WA.WA021.PASCO.07260000
PIPING FOR TANK	USA.WA.WA021.PASCO.07260000
STAINLESS STEEL PIPING	USA.WA.WA021.PASCO.07260000
800 AMP SERVICE & MOTOR FEEDERS	USA.WA.WA021.PASCO.07260000
PIPE / VALVES & FITTINGS AFE070110331	USA.WA.WA021.PASCO.07260000
PVF	USA.WA.WA021.PASCO.07260000
FLOWMETRICS TURBINE FLOW METER	USA.WA.WA021.PASCO.07260000
HV-7.5 MIXERS	USA.WA.WA021.PASCO.07260000	105738-3 & 1057
SQD TRANSFORMER	USA.WA.WA021.PASCO.07260000
MP-10S-E COLLOID MILL	USA.WA.WA021.PASCO.07260000
PIPE INSULATION	USA.WA.WA021.PASCO.07260000
HV-2 MIXER	USA.WA.WA021.PASCO.07260000	105738-2
HV-1 MIXER	USA.WA.WA021.PASCO.07260000	105738-1
WORCESTER ACTUATOR	USA.WA.WA021.PASCO.07260000
ACTUATORS	USA.WA.WA021.PASCO.07260000
MILL RATIO CONTROL PANEL	USA.WA.WA021.PASCO.07260000
TANK PIPING	USA.WA.WA021.PASCO.07260000
PIPING INSULATION	USA.WA.WA021.PASCO.07260000
NEW EMULSION PIPING TANK SPOUT AND SUPPORTS	USA.WA.WA021.PASCO.07260000
IRON FOR SULFUR HOPPER BLENDING SYSTEM	USA.WA.WA021.PASCO.07260000
EMULSION PIPING	USA.WA.WA021.PASCO.07260000
DRILL DECK & PIPING	USA.WA.WA021.PASCO.07260000
SITE FABRICATION	USA.WA.WA021.PASCO.07260000
HV-1 MIXER	USA.WA.WA021.PASCO.07260000	105950-1
VALVES	USA.WA.WA021.PASCO.07260000
VALVES	USA.WA.WA021.PASCO.07260000
PVF FOR HCL SYSTEM PIPING	USA.WA.WA021.PASCO.07260000
FIBERGLASS SCRUBBER	USA.WA.WA021.PASCO.07260000
ACID METER	USA.WA.WA021.PASCO.07260000
COATING OF CHEMICAL CONTAINMENT	USA.WA.WA021.PASCO.07260000
SQD	USA.WA.WA021.PASCO.07260000
PVF-POLARBOND INJECTION	USA.WA.WA021.PASCO.07260000
PIPING FOR POLARBOND INJECTION	USA.WA.WA021.PASCO.07260000
STATIC MIXER	USA.WA.WA021.PASCO.07260000
PIPE INSULATION MATERIALS	USA.WA.WA021.PASCO.07260000
ACID INJECTION PIPING-PVF	USA.WA.WA021.PASCO.07260000
RADIO CONTROLLER	USA.WA.WA021.PASCO.07260000
General Lab Equipment	USA.WA.WA063.SPOKANE.07280000
General Plant Equipment	USA.WA.WA063.SPOKANE.07280000
ANTON PAAR DSR	USA.WA.WA063.SPOKANE.07280000
HYSTER 50FT FORK TRUCK	USA.WA.WA063.SPOKANE.07280000	L177B15309E
BBR BEND BEAM RHEOMETER	USA.WA.WA063.SPOKANE.07280000
Tank # 12	USA.WA.WA063.SPOKANE.07280000
Tank # 13	USA.WA.WA063.SPOKANE.07280000
Tank # 14	USA.WA.WA063.SPOKANE.07280000
Tank # 15	USA.WA.WA063.SPOKANE.07280000
Tank # 16A	USA.WA.WA063.SPOKANE.07280000
Tank # 16B	USA.WA.WA063.SPOKANE.07280000
Tank # 28	USA.WA.WA063.SPOKANE.07280000
Tank # 41	USA.WA.WA063.SPOKANE.07280000
Tank # 46	USA.WA.WA063.SPOKANE.07280000
Tank # 47	USA.WA.WA063.SPOKANE.07280000
Tank # 48	USA.WA.WA063.SPOKANE.07280000
Tank # 49	USA.WA.WA063.SPOKANE.07280000
Tank # 50	USA.WA.WA063.SPOKANE.07280000
Tank # 52	USA.WA.WA063.SPOKANE.07280000
Tank # 54	USA.WA.WA063.SPOKANE.07280000
Tank # 55	USA.WA.WA063.SPOKANE.07280000
ZINC COAT TANK #18	USA.WA.WA063.SPOKANE.07280000
Emulsion Mill	USA.WA.WA063.SPOKANE.07280000
Blending System	USA.WA.WA063.SPOKANE.07280000
HV-30 MIXER	USA.WA.WA063.SPOKANE.07280000	105470-1
WIRING FOR 30 HP MIXER	USA.WA.WA063.SPOKANE.07280000
PIPING/INSUL 6 INCH STEAM HEADER (RAIL SPUR)	USA.WA.WA063.SPOKANE.07280000
BAR & ANGLE IRON	USA.WA.WA063.SPOKANE.07280000
PIPING/FTTGS/VALVES	USA.WA.WA063.SPOKANE.07280000
HEATERS, HEAT TRANSFER EQUIP 30% X 122710	USA.WA.WA063.SPOKANE.07280000
PIPE SUPPORTS	USA.WA.WA063.SPOKANE.07280000
RAIL SIDING STEAM HEADER	USA.WA.WA063.SPOKANE.07280000
GASKETS - RAILCAR	USA.WA.WA063.SPOKANE.07280000
EXTERIOR SLAB	USA.WA.WA063.SPOKANE.07280000
CONCRETE PAD	USA.WA.WA063.SPOKANE.07280000
DALWORTH EMULSION MILL BETWEEN TANKS 2 & 3	USA.WA.WA063.SPOKANE.07280000
WATER LINE BACKFLOW DEVICE	USA.WA.WA063.SPOKANE.07280000
BACKUP SULFUR SYSTEM	USA.WA.WA063.SPOKANE.07280000
POWER TO HOT BOX FOR WATER MAIN	USA.WA.WA063.SPOKANE.07280000
SULFATREAT 410 HP	USA.WA.WA063.SPOKANE.07280000
SULFATREAT UNIT #2 & FILTER	USA.WA.WA063.SPOKANE.07280000
2003 CHEV SILERADO 1500	USA.MO.MO143.NEW MADRID.07440000	1GCEC14V23Z2277
General Lab Equipment	USA.MO.MO143.NEW MADRID.07440000
Tank # 10	USA.MO.MO143.NEW MADRID.07440000
Tank # 13	USA.MO.MO143.NEW MADRID.07440000
Tank # 17	USA.MO.MO143.NEW MADRID.07440000
Tank # 18	USA.MO.MO143.NEW MADRID.07440000
Tank # 19	USA.MO.MO143.NEW MADRID.07440000
Tank # 20	USA.MO.MO143.NEW MADRID.07440000
Tank # 21	USA.MO.MO143.NEW MADRID.07440000
Tank # 22	USA.MO.MO143.NEW MADRID.07440000
Tank # 23	USA.MO.MO143.NEW MADRID.07440000
Tank # 24	USA.MO.MO143.NEW MADRID.07440000
Tank # 25	USA.MO.MO143.NEW MADRID.07440000
Tank # 26	USA.MO.MO143.NEW MADRID.07440000
Tank # 27	USA.MO.MO143.NEW MADRID.07440000
Tank # 28	USA.MO.MO143.NEW MADRID.07440000
Tank # 36	USA.MO.MO143.NEW MADRID.07440000
Tank # 40	USA.MO.MO143.NEW MADRID.07440000
Tank # 41	USA.MO.MO143.NEW MADRID.07440000
Tank # 45	USA.MO.MO143.NEW MADRID.07440000
Tank # 46	USA.MO.MO143.NEW MADRID.07440000
Tank # 47	USA.MO.MO143.NEW MADRID.07440000
Tank # 48	USA.MO.MO143.NEW MADRID.07440000
Tank # 52	USA.MO.MO143.NEW MADRID.07440000
Tank # 54	USA.MO.MO143.NEW MADRID.07440000
Tank # 56	USA.MO.MO143.NEW MADRID.07440000
Tank # 58	USA.MO.MO143.NEW MADRID.07440000
Tank # 60	USA.MO.MO143.NEW MADRID.07440000
Tank # 62	USA.MO.MO143.NEW MADRID.07440000
Tank # 64	USA.MO.MO143.NEW MADRID.07440000
AFE 070110149	USA.MO.MO143.NEW MADRID.07440000
AFE 070110149	USA.MO.MO143.NEW MADRID.07440000
AFE 100149	USA.MO.MO143.NEW MADRID.07440000
AFE 100149	USA.MO.MO143.NEW MADRID.07440000
AFE 100149	USA.MO.MO143.NEW MADRID.07440000
AFE 100149	USA.MO.MO143.NEW MADRID.07440000
Emulsion Mill	USA.MO.MO143.NEW MADRID.07440000
CRSL2 PRODUCTION	USA.MO.MO143.NEW MADRID.07440000
CRSL2 PRODUCTION	USA.MO.MO143.NEW MADRID.07440000
CRSL2 PRODUCTION	USA.MO.MO143.NEW MADRID.07440000
STRAHMAN SV-800 QTY-5 AFE070110272	USA.MO.MO143.NEW MADRID.07440000
3 DOUBLE-THROW DISCONNECTS FOR MIXERS	USA.MO.MO143.NEW MADRID.07440000
2 PUMP MOTOR CONTROLS	USA.MO.MO143.NEW MADRID.07440000
HV-25 MIXERS QTY-4	USA.MO.MO143.NEW MADRID.07440000	105611-1 THRU 1
ELECTRIC FOR MIXER	USA.MO.MO143.NEW MADRID.07440000
1989 FORD F-150	USA.MT.MT111.BILLINGS.15450000	1FTEF15Y0KPB152
SAND	USA.MT.MT111.BILLINGS.15450000
General Lab Equipment	USA.MT.MT111.BILLINGS.15450000
General Plant Equipment	USA.MT.MT111.BILLINGS.15450000
Tank # 200	USA.MT.MT111.BILLINGS.15450000
Tank # 201	USA.MT.MT111.BILLINGS.15450000
Tank # 202	USA.MT.MT111.BILLINGS.15450000
Tank # 250	USA.MT.MT111.BILLINGS.15450000
Tank # 251	USA.MT.MT111.BILLINGS.15450000
Tank # 252	USA.MT.MT111.BILLINGS.15450000
Tank # 253	USA.MT.MT111.BILLINGS.15450000
Tank # 254	USA.MT.MT111.BILLINGS.15450000
Tank # 255	USA.MT.MT111.BILLINGS.15450000
Tank # 301	USA.MT.MT111.BILLINGS.15450000
Tank # 302	USA.MT.MT111.BILLINGS.15450000
Tank # 303	USA.MT.MT111.BILLINGS.15450000
Tank # 304	USA.MT.MT111.BILLINGS.15450000
Tank # 305	USA.MT.MT111.BILLINGS.15450000
Tank # 306	USA.MT.MT111.BILLINGS.15450000
Tank # 307	USA.MT.MT111.BILLINGS.15450000
Tank # 308	USA.MT.MT111.BILLINGS.15450000
Tank # 401	USA.MT.MT111.BILLINGS.15450000
Tank # 500	USA.MT.MT111.BILLINGS.15450000
Tank # 501	USA.MT.MT111.BILLINGS.15450000
Tank # 505	USA.MT.MT111.BILLINGS.15450000
Tank # 510	USA.MT.MT111.BILLINGS.15450000
Tank # 520	USA.MT.MT111.BILLINGS.15450000
Tank # 521	USA.MT.MT111.BILLINGS.15450000
Tank # 530	USA.MT.MT111.BILLINGS.15450000
Tank # 531	USA.MT.MT111.BILLINGS.15450000
Tank # A-7	USA.MT.MT111.BILLINGS.15450000
INSULATION	USA.MT.MT111.BILLINGS.15450000
TANK FREIGHT-TANK FROM WY	USA.MT.MT111.BILLINGS.15450000
SAT TANK COILS	USA.MT.MT111.BILLINGS.15450000
COILS-HOT WATER TANK	USA.MT.MT111.BILLINGS.15450000
AFE 70110121	USA.MT.MT111.BILLINGS.15450000
Mill Motor	USA.MT.MT111.BILLINGS.15450000
Emulsion Mill	USA.MT.MT111.BILLINGS.15450000
MISC FITTINGS	USA.MT.MT111.BILLINGS.15450000
STAIRS FOR SULPHUR TOOL (LABOR)	USA.MT.MT111.BILLINGS.15450000
VP LINE	USA.MT.MT111.BILLINGS.15450000
BULK CONTAINER MIXER (2)	USA.MT.MT111.BILLINGS.15450000
SENSORS	USA.MT.MT111.BILLINGS.15450000
GRATING	USA.MT.MT111.BILLINGS.15450000
ELECTRIC - CRS-2P Production Improvement System	USA.MT.MT111.BILLINGS.15450000
ELECTRIC - CRS-2P Production Improvement System	USA.MT.MT111.BILLINGS.15450000
HV-30 MIXER	USA.MT.MT111.BILLINGS.15450000	105470-1
ELECTRIC FOR COOLING TOWER/HEAT EXCHANGER	USA.MT.MT111.BILLINGS.15450000
GOULDS MODEL 3656M PUMP	USA.MT.MT111.BILLINGS.15450000
HEAT EXCHANGER	USA.MT.MT111.BILLINGS.15450000
COOLING TOWER	USA.MT.MT111.BILLINGS.15450000
MISC FTTGS	USA.MT.MT111.BILLINGS.15450000
TANK LEVEL GAUGES LITE HEAD ANALOG OUTPUT	USA.MT.MT111.BILLINGS.15450000
1/2 INCH S-40 AIR LINE	USA.MT.MT111.BILLINGS.15450000
ELECTRIC FOR COOLING TOWER / EXCHANGER	USA.MT.MT111.BILLINGS.15450000
KROHNE FLOWMETER & CONVERTER AFE070110121	USA.MT.MT111.BILLINGS.15450000
WIRING FOR TANK LEVEL GAUGES	USA.MT.MT111.BILLINGS.15450000
MISC FTTGS - AC LOADING	USA.MT.MT111.BILLINGS.15450000
MISC FTTGS AC LOADING	USA.MT.MT111.BILLINGS.15450000
CONSTRUCTION AC LOADING	USA.MT.MT111.BILLINGS.15450000
STEEL SUPPORTS	USA.MT.MT111.BILLINGS.15450000
MISC FTTGS/VALVES/PIPING AFE070110263	USA.MT.MT111.BILLINGS.15450000
LOADING RACK FROM CASPER	USA.MT.MT111.BILLINGS.15450000
CONCRETE-AC LOADING	USA.MT.MT111.BILLINGS.15450000
CONCRETE W/ FA	USA.MT.MT111.BILLINGS.15450000
CATWALKS-EMULSION TANK	USA.MT.MT111.BILLINGS.15450000
SIDE WENCH / FAN AC LOAD RACK AFE070110262	USA.MT.MT111.BILLINGS.15450000
COILS/NOZZLES/ 6 INCH PIPING-EMULSION TANK	USA.MT.MT111.BILLINGS.15450000
CONSTRUCTION CHRGS-EMULSION STORAGE TANK	USA.MT.MT111.BILLINGS.15450000
THIEF HATCH ASSY	USA.MT.MT111.BILLINGS.15450000
HEAT TRANSFER FLUID	USA.MT.MT111.BILLINGS.15450000
REVERSING BENSHAW AC UNLOAD	USA.MT.MT111.BILLINGS.15450000
HV-3 MIXER	USA.MT.MT111.BILLINGS.15450000	105613-1
RECONDITION JENSEN 505 MIXER	USA.MT.MT111.BILLINGS.15450000
COILS/AMERICAN HEATER/HEAT EXCHANGER	USA.MT.MT111.BILLINGS.15450000
PRO LITE RADAR GAUGE	USA.MT.MT111.BILLINGS.15450000
LEVEL GAUGES WORK	USA.MT.MT111.BILLINGS.15450000
SUPPORTS	USA.MT.MT111.BILLINGS.15450000
PIPE VALVES & FITTINGS	USA.MT.MT111.BILLINGS.15450000
WIRING - MIXERS	USA.MT.MT111.BILLINGS.15450000
ELECTRICAL	USA.MT.MT111.BILLINGS.15450000
COOL LOAD PUMP INSTALLATION	USA.MT.MT111.BILLINGS.15450000
ELECTRIC FOR NEW MIXERS	USA.MT.MT111.BILLINGS.15450000
VIBRATION LEVEL SWITCH	USA.MT.MT111.BILLINGS.15450000
HV-3 MIXER	USA.MT.MT111.BILLINGS.15450000	105775-1
DISPLAYS	USA.MT.MT111.BILLINGS.15450000
HEAT TRANSFER FLUID	USA.MT.MT111.BILLINGS.15450000
HEAT EXCHANGER STANDS	USA.MT.MT111.BILLINGS.15450000
INSULATION	USA.MT.MT111.BILLINGS.15450000
WATER LINE / ANTI STRIP	USA.MT.MT111.BILLINGS.15450000
ELECTRIC - ANTI-STRIP TANK & PIPING	USA.MT.MT111.BILLINGS.15450000
US MODEL CBN3001 GEAR MOTOR	USA.MT.MT111.BILLINGS.15450000
VIBRATION LEVEL SWITCH	USA.MT.MT111.BILLINGS.15450000
KROHNE FLOWMETER ALTOSONIC ULTRASONIC	USA.MT.MT111.BILLINGS.15450000
KROHNE FLOWMETER	USA.MT.MT111.BILLINGS.15450000
CONCRETE, SUPPORTS, PIPING	USA.MT.MT111.BILLINGS.15450000
PIPING VALVES & FITTINGS	USA.MT.MT111.BILLINGS.15450000
COILS-HOT WATER TANK/HOT OIL SCREEN	USA.MT.MT111.BILLINGS.15450000
INSULATION & HEAT TRACE ON ASPHALT LINES	USA.MT.MT111.BILLINGS.15450000
FILTERS	USA.MT.MT111.BILLINGS.15450000
KROHNE ALTOSONIC ULTRASONIC FLOWMETER/CONVERTER	USA.MT.MT111.BILLINGS.15450000
SWIVEL JOINT LOADING ARM	USA.MT.MT111.BILLINGS.15450000
ELECTRICAL FOR PUMPS	USA.MT.MT111.BILLINGS.15450000
CONDUIT FOR MOTORS ON MIXER, SENSOR & PUMP	USA.MT.MT111.BILLINGS.15450000
INSULATION	USA.MT.MT111.BILLINGS.15450000
1997 FORD F-250 HD	USA.TX.TX439.SAGINAW.16070000	1FTHF25H7VEC212
MINITOWER WORKSTATION/MD PLUS CONTROLLER/DELTAV SOFTWARE	USA.TX.TX439.SAGINAW.16070000
LICENSE OWNERSHIP TRANSFER	USA.TX.TX439.SAGINAW.16070000
DELTA V SYSTEM UPGRADES	USA.TX.TX439.SAGINAW.16070000
Bending Beam Rheometer	USA.TX.TX439.SAGINAW.16070000
General Lab Equipment	USA.TX.TX439.SAGINAW.16070000
General Plant Equipment	USA.TX.TX439.SAGINAW.16070000
Grinder	USA.TX.TX439.SAGINAW.16070000
INSTALL MP-10S MILL & REDESIGN AREA	USA.TX.TX439.SAGINAW.16070000
SKIDSTEER LOADER BOBCAT 763G	USA.TX.TX439.SAGINAW.16070000	512266921
RHEOMETER AR2000	USA.TX.TX439.SAGINAW.16070000
RHEOMETER AR2000	USA.TX.TX439.SAGINAW.16070000
PARTICLE SIZE ANALYZER	USA.TX.TX439.SAGINAW.16070000
Tank # 200	USA.TX.TX439.SAGINAW.16070000
Tank # 201	USA.TX.TX439.SAGINAW.16070000
Tank # 202	USA.TX.TX439.SAGINAW.16070000
Tank # 203	USA.TX.TX439.SAGINAW.16070000
Tank # 217	USA.TX.TX439.SAGINAW.16070000
Tank # 218	USA.TX.TX439.SAGINAW.16070000
Tank # 219	USA.TX.TX439.SAGINAW.16070000
Tank # 220	USA.TX.TX439.SAGINAW.16070000
Tank # 221	USA.TX.TX439.SAGINAW.16070000
Tank # 222	USA.TX.TX439.SAGINAW.16070000
Tank # 223	USA.TX.TX439.SAGINAW.16070000
Tank # 224	USA.TX.TX439.SAGINAW.16070000
Tank # 225	USA.TX.TX439.SAGINAW.16070000
Tank # 226	USA.TX.TX439.SAGINAW.16070000
Tank # 227	USA.TX.TX439.SAGINAW.16070000
Tank # 228	USA.TX.TX439.SAGINAW.16070000
Tank # 229	USA.TX.TX439.SAGINAW.16070000
Tank # 230	USA.TX.TX439.SAGINAW.16070000
Tank # 231	USA.TX.TX439.SAGINAW.16070000
Tank # 232	USA.TX.TX439.SAGINAW.16070000
Tank # 233	USA.TX.TX439.SAGINAW.16070000
Tank # 234	USA.TX.TX439.SAGINAW.16070000
Tank # 235	USA.TX.TX439.SAGINAW.16070000
Tank # 236	USA.TX.TX439.SAGINAW.16070000
Tank # 237	USA.TX.TX439.SAGINAW.16070000
Tank # 238	USA.TX.TX439.SAGINAW.16070000
Tank # 239	USA.TX.TX439.SAGINAW.16070000
Tank # 300	USA.TX.TX439.SAGINAW.16070000
Tank # 308	USA.TX.TX439.SAGINAW.16070000
Tank # 309	USA.TX.TX439.SAGINAW.16070000
Tank # 314	USA.TX.TX439.SAGINAW.16070000
Tank # 316	USA.TX.TX439.SAGINAW.16070000
Tank # 333	USA.TX.TX439.SAGINAW.16070000
Tank # 334	USA.TX.TX439.SAGINAW.16070000
Tank # 335	USA.TX.TX439.SAGINAW.16070000
Tank # 336	USA.TX.TX439.SAGINAW.16070000
Tank # 337	USA.TX.TX439.SAGINAW.16070000
Tank # 338	USA.TX.TX439.SAGINAW.16070000
Tank # 339	USA.TX.TX439.SAGINAW.16070000
Tank # 411	USA.TX.TX439.SAGINAW.16070000
Tank # 512A	USA.TX.TX439.SAGINAW.16070000
Tank # 512B	USA.TX.TX439.SAGINAW.16070000
Tank # 513	USA.TX.TX439.SAGINAW.16070000
Tank # 514	USA.TX.TX439.SAGINAW.16070000
Tank # 537	USA.TX.TX439.SAGINAW.16070000
Tank # 538	USA.TX.TX439.SAGINAW.16070000
40FT X 40FT X 10FT STEEL INVENTORY COVER	USA.TX.TX439.SAGINAW.16070000
EMULSION TANK INSULATION	USA.TX.TX439.SAGINAW.16070000
TANK #116 ROOF	USA.TX.TX439.SAGINAW.16070000
TANK 420 REPAIRS	USA.TX.TX439.SAGINAW.16070000
KNOCKOUT TANK FOR ODOR CONTROL	USA.TX.TX439.SAGINAW.16070000
TANK 420 INSULATION ROOF/SIDE WALLS	USA.TX.TX439.SAGINAW.16070000
VENT PIPE - TANK 420	USA.TX.TX439.SAGINAW.16070000
INSULATION TANK 333	USA.TX.TX439.SAGINAW.16070000
INSULATION TANK 336	USA.TX.TX439.SAGINAW.16070000
INSULATION TANK 231	USA.TX.TX439.SAGINAW.16070000
INSULATION TANK 234	USA.TX.TX439.SAGINAW.16070000
TANK #219 SHELL	USA.TX.TX439.SAGINAW.16070000
INSULATION - TANK 219	USA.TX.TX439.SAGINAW.16070000
COIL SUPPORTS - TANK 219	USA.TX.TX439.SAGINAW.16070000
CLEAN TANK 219 - BOTTOM REPL	USA.TX.TX439.SAGINAW.16070000
AFE 100059 AMERICAN HEATING COMPANY INC	USA.TX.TX439.SAGINAW.16070000
AFE 100059 CONESTOGA ROVERS	USA.TX.TX439.SAGINAW.16070000
AFE 100059 MATRIX SERVICE INC	USA.TX.TX439.SAGINAW.16070000
AFE 100059 MATRIX SERVICE INC	USA.TX.TX439.SAGINAW.16070000
AFE 100059 MATRIX SERVICE INC	USA.TX.TX439.SAGINAW.16070000
AFE 100059 MATRIX SERVICE INC	USA.TX.TX439.SAGINAW.16070000
AFE 100059 TRAC-WORK INC	USA.TX.TX439.SAGINAW.16070000
AFE 100059	USA.TX.TX439.SAGINAW.16070000
AFE 100066	USA.TX.TX439.SAGINAW.16070000
AFE 100071	USA.TX.TX439.SAGINAW.16070000
AFE 100059	USA.TX.TX439.SAGINAW.16070000
AFE 100059	USA.TX.TX439.SAGINAW.16070000
AFE 100066	USA.TX.TX439.SAGINAW.16070000
AFE 100066	USA.TX.TX439.SAGINAW.16070000
AFE 100066	USA.TX.TX439.SAGINAW.16070000
AFE 100066	USA.TX.TX439.SAGINAW.16070000
AFE 100066	USA.TX.TX439.SAGINAW.16070000
AFE 100066	USA.TX.TX439.SAGINAW.16070000
AFE 100066	USA.TX.TX439.SAGINAW.16070000
AFE 000100059	USA.TX.TX439.SAGINAW.16070000
AFE 070110197	USA.TX.TX439.SAGINAW.16070000
Blending System	USA.TX.TX439.SAGINAW.16070000
Direct Fire Heater	USA.TX.TX439.SAGINAW.16070000
Emulsion Mill	USA.TX.TX439.SAGINAW.16070000
Emulsion Mill	USA.TX.TX439.SAGINAW.16070000
PYROLYSIS FURNACE	USA.TX.TX439.SAGINAW.16070000
MISC FTTGS	USA.TX.TX439.SAGINAW.16070000
MIXER HV-5 AFE 100066	USA.TX.TX439.SAGINAW.16070000	105446-1
DALWORTH EMULSION MILL	USA.TX.TX439.SAGINAW.16070000
MISC FTTGS/VALVES/PIPING AFE 100066	USA.TX.TX439.SAGINAW.16070000
MISC FTTGS AFE 100066	USA.TX.TX439.SAGINAW.16070000
SUPPORTS	USA.TX.TX439.SAGINAW.16070000
PNEUMATIC CONVEYOR SYSTEM AFE 100066	USA.TX.TX439.SAGINAW.16070000
PUMPS-N324A & DRIVER LOADING	USA.TX.TX439.SAGINAW.16070000
RACK CONTROL BUILDING ELECTRICAL	USA.TX.TX439.SAGINAW.16070000
TRUCK LOADING PLATFORM	USA.TX.TX439.SAGINAW.16070000
STRUCTURAL STEEL	USA.TX.TX439.SAGINAW.16070000
RACK CONTROL BUILDING ELECTRICAL	USA.TX.TX439.SAGINAW.16070000
MISC FTTGS	USA.TX.TX439.SAGINAW.16070000
RALUMAC HEAT EXCHANGER	USA.TX.TX439.SAGINAW.16070000
COLLOID MILL MP-10S-E-SS	USA.TX.TX439.SAGINAW.16070000	DMP-2604
TALON TRUCK SCALE 10FT X 70FT QTY-5	USA.TX.TX439.SAGINAW.16070000
ELECTRICAL-TANK MIXERS (2)	USA.TX.TX439.SAGINAW.16070000
MISC FTTGS/PIPING AFE 100066	USA.TX.TX439.SAGINAW.16070000
CAPITALIZED INTEREST	USA.TX.TX439.SAGINAW.16070000
RESUN AFE070110197	USA.TX.TX439.SAGINAW.16070000
EVOLIS SINGLE-SIDED STREAMLINE	USA.TX.TX439.SAGINAW.16070000
HV-3 MIXER	USA.TX.TX439.SAGINAW.16070000	105597-1
POWER & CONTROLS EMULSION MIXER MOTOR	USA.TX.TX439.SAGINAW.16070000
PRO LITE RADAR GAUGES QTY-5	USA.TX.TX439.SAGINAW.16070000
BASKET STRAINERS QTY-3	USA.TX.TX439.SAGINAW.16070000
IN-LINE DISPENSER MILL	USA.TX.TX439.SAGINAW.16070000
PRO LITE RADAR GAUGES QTY-4	USA.TX.TX439.SAGINAW.16070000
WIRING SAAB GAUGES	USA.TX.TX439.SAGINAW.16070000
CAPITALIZED INTEREST ADJUST	USA.TX.TX439.SAGINAW.16070000
MOTOR CONTROL CENTER	USA.TX.TX439.SAGINAW.16070000
VFD - IKA 2000-40 MILL	USA.TX.TX439.SAGINAW.16070000
ODOR UNIT RECONDITION	USA.TX.TX439.SAGINAW.16070000
RETROFIT EQUIP - ODORFILTERS	USA.TX.TX439.SAGINAW.16070000
SMALL DRAIN PUMPS QTY-4 ON ODOR UNITS	USA.TX.TX439.SAGINAW.16070000
CONTROL PANEL/WIRING - 2 ODOR UNITS	USA.TX.TX439.SAGINAW.16070000
TANK 116 PIPING	USA.TX.TX439.SAGINAW.16070000
PELCO CONVERTER	USA.TX.TX439.SAGINAW.16070000
MISC VALVES & FTTGS-TANK 421 HEATING	USA.TX.TX439.SAGINAW.16070000
DELTA V UPGRADE FTTGS	USA.TX.TX439.SAGINAW.16070000
ELECTRIC - GAUGES & LIGHT FIXTURES ON TANK 116 & 420	USA.TX.TX439.SAGINAW.16070000
MISTIFX MIST ELIMINATOR INSERTION	USA.TX.TX439.SAGINAW.16070000
HV-3 MIXER TANK #333	USA.TX.TX439.SAGINAW.16070000	105920-2
HV-2 MIXER TANK #332	USA.TX.TX439.SAGINAW.16070000	105920-3
HV-3 MIXER TANK 308	USA.TX.TX439.SAGINAW.16070000	105920-1
PVF - QUALITY UPGRADE	USA.TX.TX439.SAGINAW.16070000
MIXER MOTOR ELECTRIC	USA.TX.TX439.SAGINAW.16070000
HOT OIL CONVERSION TANK #421	USA.TX.TX439.SAGINAW.16070000
NOZZLES - TANKS #420, #108, #111	USA.TX.TX439.SAGINAW.16070000
GEAR BOXES - TANKS #541 & #542	USA.TX.TX439.SAGINAW.16070000
L62 REDUCER FOR TO-30-L62 MIXER	USA.TX.TX439.SAGINAW.16070000	105056-1 OR 105
PUMP-VIKING LL-124A	USA.TX.TX439.SAGINAW.16070000
3 INCH ERS LINE MODIFICATIONS & PUMP	USA.TX.TX439.SAGINAW.16070000
NE ODOR UNIT OIL WATER SEPARATOR	USA.TX.TX439.SAGINAW.16070000
PVF FOR ODOR CONTROL	USA.TX.TX439.SAGINAW.16070000
NW ODOR SYSTEM	USA.TX.TX439.SAGINAW.16070000
NW ODOR SYSTEM	USA.TX.TX439.SAGINAW.16070000
WATER BATCH CONTROL CABINET CONTROLS	USA.TX.TX439.SAGINAW.16070000
ODOR UNIT RECONDITION	USA.TX.TX439.SAGINAW.16070000
HILDAGO	USA.TX.TX439.SAGINAW.16070000
NEW IKA MILL LINE 4 INCH	USA.TX.TX439.SAGINAW.16070000
NEW LET DOWN LINE 6 INCH	USA.TX.TX439.SAGINAW.16070000
BAY 8 64-22 METERS	USA.TX.TX439.SAGINAW.16070000
PIPE VALVES & FTTGS-IKA MILL REPIPING	USA.TX.TX439.SAGINAW.16070000
FLOW METER	USA.TX.TX439.SAGINAW.16070000
INSULATE 4 & 6 INCH MILL LINES	USA.TX.TX439.SAGINAW.16070000
AFE 100066 CONTAINER DELIVERY / RENTAL	USA.TX.TX439.SAGINAW.16070000
RAILS & TIES	USA.TX.TX439.SAGINAW.16070000
CONCRETE PAD FOR AC BLENDING PUMP	USA.TX.TX439.SAGINAW.16070000
CONCRETE PAD-LOADING RACK ODOR UNIT	USA.TX.TX439.SAGINAW.16070000
PIPE EXTENSION TANK 106/107	USA.TX.TX439.SAGINAW.16070000
PROLITE RADAR GAUGE TRANSMITTER HEAD	USA.TX.TX439.SAGINAW.16070000
VIKING PUMP FOR LOAD BAY 7	USA.TX.TX439.SAGINAW.16070000
1981 FORD F350	USA.KS.KS169.SALINA.17010000	1FDJF37G6BPA167
1993 CHEV C/K 1500	USA.KS.KS169.SALINA.17010000	1GCEC14Z1PZ1977
General Lab Equipment	USA.KS.KS169.SALINA.17010000
General Plant Equipment	USA.KS.KS169.SALINA.17010000
Tank # 1	USA.KS.KS169.SALINA.17010000
Tank # 12	USA.KS.KS169.SALINA.17010000
Tank # 13	USA.KS.KS169.SALINA.17010000
Tank # 14	USA.KS.KS169.SALINA.17010000
Tank # 2	USA.KS.KS169.SALINA.17010000
Tank # 3	USA.KS.KS169.SALINA.17010000
Tank # 31	USA.KS.KS169.SALINA.17010000
Tank # 33	USA.KS.KS169.SALINA.17010000
Tank # 4	USA.KS.KS169.SALINA.17010000
Tank # 40	USA.KS.KS169.SALINA.17010000
Tank # 42	USA.KS.KS169.SALINA.17010000
Tank # 43	USA.KS.KS169.SALINA.17010000
Tank # 44	USA.KS.KS169.SALINA.17010000
Tank # 48	USA.KS.KS169.SALINA.17010000
Tank # 49	USA.KS.KS169.SALINA.17010000
Tank # 5	USA.KS.KS169.SALINA.17010000
Tank # 50	USA.KS.KS169.SALINA.17010000
Tank # 6	USA.KS.KS169.SALINA.17010000
Tank # 61	USA.KS.KS169.SALINA.17010000
Tank # 62	USA.KS.KS169.SALINA.17010000
Tank # 63	USA.KS.KS169.SALINA.17010000
Tank # 71	USA.KS.KS169.SALINA.17010000
Tank # 72	USA.KS.KS169.SALINA.17010000
Heater	USA.KS.KS169.SALINA.17010000
Heater	USA.KS.KS169.SALINA.17010000
Emulsion Mill	USA.KS.KS169.SALINA.17010000
ELECTRIC FOR MIXERS	USA.KS.KS169.SALINA.17010000
ELECTRIC FOR MIXERS	USA.KS.KS169.SALINA.17010000
ELECTRIC FOR MIXERS	USA.KS.KS169.SALINA.17010000
VFD - WOODS VARIABLE SPEED DRIVE	USA.KS.KS169.SALINA.17010000
ROPER PUMP 4 INCH	USA.KS.KS169.SALINA.17010000
MIXERS	USA.KS.KS169.SALINA.17010000
ELEVATE AC PUMP STAND	USA.KS.KS169.SALINA.17010000
PIPING INSULATION	USA.KS.KS169.SALINA.17010000
1997 FORD F-250 HD	USA.OK.OK031.LAWTON.17060000	1FTHF25H9VEC078
STORMWATER CONTAINMENT - ROCK/TIE-INS	USA.OK.OK031.LAWTON.17060000
General Lab Equipment	USA.OK.OK031.LAWTON.17060000
General Plant Equipment	USA.OK.OK031.LAWTON.17060000
LAB VISCOMETER	USA.OK.OK031.LAWTON.17060000
Tank # 11	USA.OK.OK031.LAWTON.17060000
Tank # 12	USA.OK.OK031.LAWTON.17060000
Tank # 13	USA.OK.OK031.LAWTON.17060000
Tank # 15	USA.OK.OK031.LAWTON.17060000
Tank # 16	USA.OK.OK031.LAWTON.17060000
Tank # 17	USA.OK.OK031.LAWTON.17060000
Tank # 18	USA.OK.OK031.LAWTON.17060000
Tank # 19	USA.OK.OK031.LAWTON.17060000
Tank # 20	USA.OK.OK031.LAWTON.17060000
Tank # 21	USA.OK.OK031.LAWTON.17060000
Tank # 22	USA.OK.OK031.LAWTON.17060000
Tank # 23	USA.OK.OK031.LAWTON.17060000
Tank # 24	USA.OK.OK031.LAWTON.17060000
Tank # 25	USA.OK.OK031.LAWTON.17060000
Tank # 26	USA.OK.OK031.LAWTON.17060000
Tank # 27	USA.OK.OK031.LAWTON.17060000
Tank # 6	USA.OK.OK031.LAWTON.17060000
Tank # 7	USA.OK.OK031.LAWTON.17060000
Tank # 9	USA.OK.OK031.LAWTON.17060000
Tank # HWT	USA.OK.OK031.LAWTON.17060000
Tank # SOL1	USA.OK.OK031.LAWTON.17060000
Tank # SOL2	USA.OK.OK031.LAWTON.17060000
Tank # SOL3	USA.OK.OK031.LAWTON.17060000
6000 GAL 120X144 INCH VERTICAL TANK	USA.OK.OK031.LAWTON.17060000
MQB TANK UPGRADE	USA.OK.OK031.LAWTON.17060000
CLEAN MQB TANK	USA.OK.OK031.LAWTON.17060000
TANK #1	USA.OK.OK031.LAWTON.17060000
TANK #4	USA.OK.OK031.LAWTON.17060000
Emulsion Mill	USA.OK.OK031.LAWTON.17060000
Emulsion Mill	USA.OK.OK031.LAWTON.17060000
FLOW MEASUREMENT SYSTEM AFE070110236	USA.OK.OK031.LAWTON.17060000
HV-3 MIXERS QTY-3	USA.OK.OK031.LAWTON.17060000	105560-1 105560
4INCH SWIVEL JOINT RIGHT HANDED HOSE	USA.OK.OK031.LAWTON.17060000
INSULATION COVER FOR VIKING PUMP QTY 2	USA.OK.OK031.LAWTON.17060000
HEATING CABLE & THERMOSTAT	USA.OK.OK031.LAWTON.17060000
3HP 1200RPM 3PH FRAME TEXP MOTOR	USA.OK.OK031.LAWTON.17060000
MOTOR STARTERS/PE/STOP BUTTON	USA.OK.OK031.LAWTON.17060000
SAFETY STAIRS	USA.OK.OK031.LAWTON.17060000
HEAT TRACE	USA.OK.OK031.LAWTON.17060000
LIGHTING	USA.OK.OK031.LAWTON.17060000
FTTGS FOR SAAB GAUGES	USA.OK.OK031.LAWTON.17060000
LOADING RACK PLATFORM	USA.OK.OK031.LAWTON.17060000
HV-3 MIXER	USA.OK.OK031.LAWTON.17060000	105963-1
HV-3 MIXER	USA.OK.OK031.LAWTON.17060000	105963-2
HV-3 MIXER	USA.OK.OK031.LAWTON.17060000	105963-3
4 INCH MILL LINE & PVF	USA.OK.OK031.LAWTON.17060000
PIPING FOR MIXERS	USA.OK.OK031.LAWTON.17060000
GAUGES	USA.OK.OK031.LAWTON.17060000
VIKING MODEL AK4195 GEAR PUMP	USA.OK.OK031.LAWTON.17060000
MQB TANK PIPING	USA.OK.OK031.LAWTON.17060000
ELECTRIC FOR TANK GAUGES	USA.OK.OK031.LAWTON.17060000
EMULSION MILL 150 HP MOTOR	USA.OK.OK031.LAWTON.17060000
INSULATE/JACKET TANK & MIXER PIPING	USA.OK.OK031.LAWTON.17060000
MILL MOTOR ELECTRIC	USA.OK.OK031.LAWTON.17060000
LOAD LINE & RE-CIRCULATE LINE	USA.OK.OK031.LAWTON.17060000
FAB/INSTALL MIXER TANK #17	USA.OK.OK031.LAWTON.17060000
MIXER ELECTRIC	USA.OK.OK031.LAWTON.17060000
1988 FORD F-150	USA.PA.PA011.READING.17170000	1FTEF14Y7JPB243
General Lab Equipment	USA.PA.PA011.READING.17170000
General Plant Equipment	USA.PA.PA011.READING.17170000
Tank # 1	USA.PA.PA011.READING.17170000
Tank # 10	USA.PA.PA011.READING.17170000
Tank # 11	USA.PA.PA011.READING.17170000
Tank # 2	USA.PA.PA011.READING.17170000
Tank # 3	USA.PA.PA011.READING.17170000
Tank # 4	USA.PA.PA011.READING.17170000
Tank # 42	USA.PA.PA011.READING.17170000
Tank # 43	USA.PA.PA011.READING.17170000
Tank # 44	USA.PA.PA011.READING.17170000
Tank # 45	USA.PA.PA011.READING.17170000
Tank # 48	USA.PA.PA011.READING.17170000
Tank # 49	USA.PA.PA011.READING.17170000
Tank # 55	USA.PA.PA011.READING.17170000
Tank # 56	USA.PA.PA011.READING.17170000
Tank # 57	USA.PA.PA011.READING.17170000
Tank # 58	USA.PA.PA011.READING.17170000
Tank # 59	USA.PA.PA011.READING.17170000
Tank # 6	USA.PA.PA011.READING.17170000
Tank # 60	USA.PA.PA011.READING.17170000
Tank # 61	USA.PA.PA011.READING.17170000
Tank # 62	USA.PA.PA011.READING.17170000
Tank # 63	USA.PA.PA011.READING.17170000
Tank # 64	USA.PA.PA011.READING.17170000
Tank # 7	USA.PA.PA011.READING.17170000
Tank # 78	USA.PA.PA011.READING.17170000
Tank # 8	USA.PA.PA011.READING.17170000
Tank # 9	USA.PA.PA011.READING.17170000
Tank # C1	USA.PA.PA011.READING.17170000
Tank # C2	USA.PA.PA011.READING.17170000
Tank # R1	USA.PA.PA011.READING.17170000
Tank # R2	USA.PA.PA011.READING.17170000
Tank # R3	USA.PA.PA011.READING.17170000
ACID TANK	USA.PA.PA011.READING.17170000
Emulsion Mill	USA.PA.PA011.READING.17170000
LIQUID LEVEL INDICATOR	USA.PA.PA011.READING.17170000
TAX ON MIXERS HV-7.5	USA.PA.PA011.READING.17170000	105468-1 & 1054
HV-5 MIXER 5HP	USA.PA.PA011.READING.17170000	105468-3
FREIGHT ON HV-5 MIXER 5HP	USA.PA.PA011.READING.17170000	105468-3
HV-7.5 MIXERS QTY-2	USA.PA.PA011.READING.17170000	105468-1 & 1054
HV-7.5 MIXERS QTY-2	USA.PA.PA011.READING.17170000	105468-1 & 1054
TAX ON HV-5 MIXER 5HP	USA.PA.PA011.READING.17170000	105468-3
INSTALL GAUGING & MIXER TANK #88	USA.PA.PA011.READING.17170000
WIRE MIXER TO TANKS #2 & #3	USA.PA.PA011.READING.17170000
ELECTRIC-TANKS #1 & #2 AGITATORS	USA.PA.PA011.READING.17170000
MURIATIC ACID CHANGEOUT	USA.PA.PA011.READING.17170000
ELECTRICAL FOR ACID PUMP AFE070110138	USA.PA.PA011.READING.17170000
2001 FORD F-150	USA.PA.PA097.NORTHUMBER.17510000	1FTRX17W41NB493
General Lab Equipment	USA.PA.PA097.NORTHUMBER.17510000
General Plant Equipment	USA.PA.PA097.NORTHUMBER.17510000
BAG INSERTER	USA.PA.PA097.NORTHUMBER.17510000
PALLETIZER	USA.PA.PA097.NORTHUMBER.17510000
AIR COMPRESSOR	USA.PA.PA097.NORTHUMBER.17510000
Tank # 1	USA.PA.PA097.NORTHUMBER.17510000
Tank # 10	USA.PA.PA097.NORTHUMBER.17510000
Tank # 13	USA.PA.PA097.NORTHUMBER.17510000
Tank # 14	USA.PA.PA097.NORTHUMBER.17510000
Tank # 15	USA.PA.PA097.NORTHUMBER.17510000
Tank # 16	USA.PA.PA097.NORTHUMBER.17510000
Tank # 17	USA.PA.PA097.NORTHUMBER.17510000
Tank # 18	USA.PA.PA097.NORTHUMBER.17510000
Tank # 19	USA.PA.PA097.NORTHUMBER.17510000
Tank # 2	USA.PA.PA097.NORTHUMBER.17510000
Tank # 20	USA.PA.PA097.NORTHUMBER.17510000
Tank # 21	USA.PA.PA097.NORTHUMBER.17510000
Tank # 22	USA.PA.PA097.NORTHUMBER.17510000
Tank # 24	USA.PA.PA097.NORTHUMBER.17510000
Tank # 25	USA.PA.PA097.NORTHUMBER.17510000
Tank # 3	USA.PA.PA097.NORTHUMBER.17510000
Tank # 33	USA.PA.PA097.NORTHUMBER.17510000
Tank # 34	USA.PA.PA097.NORTHUMBER.17510000
Tank # 35	USA.PA.PA097.NORTHUMBER.17510000
Tank # 36	USA.PA.PA097.NORTHUMBER.17510000
Tank # 37	USA.PA.PA097.NORTHUMBER.17510000
Tank # 38	USA.PA.PA097.NORTHUMBER.17510000
Tank # 39	USA.PA.PA097.NORTHUMBER.17510000
Tank # 4	USA.PA.PA097.NORTHUMBER.17510000
Tank # 5	USA.PA.PA097.NORTHUMBER.17510000
Tank # 6	USA.PA.PA097.NORTHUMBER.17510000
Tank # 7	USA.PA.PA097.NORTHUMBER.17510000
Tank # 8	USA.PA.PA097.NORTHUMBER.17510000
Tank # 9	USA.PA.PA097.NORTHUMBER.17510000
Tank # MT 1	USA.PA.PA097.NORTHUMBER.17510000
Tank # MT 2	USA.PA.PA097.NORTHUMBER.17510000
Tank # MT 3	USA.PA.PA097.NORTHUMBER.17510000
Tank # MT 4	USA.PA.PA097.NORTHUMBER.17510000
FREIGHT - COILS	USA.PA.PA097.NORTHUMBER.17510000
HYTROL CONVEYOR LOT AFE070110201	USA.PA.PA097.NORTHUMBER.17510000
TANK INSULATION	USA.PA.PA097.NORTHUMBER.17510000
TANK #6 FLOOR	USA.PA.PA097.NORTHUMBER.17510000
COILS FOR 8FT DIA TANK	USA.PA.PA097.NORTHUMBER.17510000
TANK #6 INSULATION	USA.PA.PA097.NORTHUMBER.17510000
TANK 8 INSULATION	USA.PA.PA097.NORTHUMBER.17510000
TANK #8 BOTTOM	USA.PA.PA097.NORTHUMBER.17510000
SERPENTINE COIL TANK #8	USA.PA.PA097.NORTHUMBER.17510000
BANDING-TANK BOTTOMS #S 6,8 & 27	USA.PA.PA097.NORTHUMBER.17510000
TANK #5 WORK	USA.PA.PA097.NORTHUMBER.17510000
TANK #7 WORK	USA.PA.PA097.NORTHUMBER.17510000
TANK INSULATION 24FT X 18FT	USA.PA.PA097.NORTHUMBER.17510000
TANK INSULATION 24FT X 18FT	USA.PA.PA097.NORTHUMBER.17510000
TANK INSULATION 24FT X 18FT	USA.PA.PA097.NORTHUMBER.17510000
Emulsion Mill	USA.PA.PA097.NORTHUMBER.17510000
Emulsion Mill	USA.PA.PA097.NORTHUMBER.17510000
Emulsion Mill	USA.PA.PA097.NORTHUMBER.17510000
MISC FTTGS	USA.PA.PA097.NORTHUMBER.17510000
MISC FTTGS	USA.PA.PA097.NORTHUMBER.17510000
PIPING WORK	USA.PA.PA097.NORTHUMBER.17510000
TANK GAUGES QTY-5	USA.PA.PA097.NORTHUMBER.17510000
MISC FTTGS	USA.PA.PA097.NORTHUMBER.17510000
SPARE SIEFER MILL	USA.PA.PA097.NORTHUMBER.17510000
PIPING WORK	USA.PA.PA097.NORTHUMBER.17510000
PIPING WORK	USA.PA.PA097.NORTHUMBER.17510000
WIRING-ASPHALT TANK & WATER TANK	USA.PA.PA097.NORTHUMBER.17510000
PUMP	USA.PA.PA097.NORTHUMBER.17510000
MISC PIPING & FTTGS	USA.PA.PA097.NORTHUMBER.17510000
INSULATE OUTDOOR PIPING	USA.PA.PA097.NORTHUMBER.17510000
INSULATE OUTDOOR PIPING AFE070110169	USA.PA.PA097.NORTHUMBER.17510000
NONCYCLING REFRIG DRYER	USA.PA.PA097.NORTHUMBER.17510000
WALKWAY & MANHOLE	USA.PA.PA097.NORTHUMBER.17510000
MISC PIPING/VALVES/FTTGS	USA.PA.PA097.NORTHUMBER.17510000
FICKESS PUMPS	USA.PA.PA097.NORTHUMBER.17510000	11803477
IN-MOTION CHECKWEIGHER	USA.PA.PA097.NORTHUMBER.17510000
ELECTRICAL	USA.PA.PA097.NORTHUMBER.17510000
PIPE/ VALVES/ FITTINGS	USA.PA.PA097.NORTHUMBER.17510000
ACID PUMP	USA.PA.PA097.NORTHUMBER.17510000
MISTKOP FILTER ASSEMBLY	USA.PA.PA097.NORTHUMBER.17510000
PLATFORM 10FT X 10FT WITH LADDER	USA.PA.PA097.NORTHUMBER.17510000
ELECTRIC ACTUATOR/AALIANT	USA.PA.PA097.NORTHUMBER.17510000
COILS TANK #6	USA.PA.PA097.NORTHUMBER.17510000
PIPING/FTTGS/VALVES	USA.PA.PA097.NORTHUMBER.17510000
MISC PIPING	USA.PA.PA097.NORTHUMBER.17510000
ELECTRIC-AIR FILTERS/TANK AGITATOR MOTORS	USA.PA.PA097.NORTHUMBER.17510000
HV-5 MIXERS QTY-2	USA.PA.PA097.NORTHUMBER.17510000	105795-1 & 1057
POWER & CONDUIT TO MIXERS 5 THRU 8	USA.PA.PA097.NORTHUMBER.17510000
PIPE & FTTGS	USA.PA.PA097.NORTHUMBER.17510000
TRACER LINES FOR PRODUCT LINES	USA.PA.PA097.NORTHUMBER.17510000
HV-5 MIXER	USA.PA.PA097.NORTHUMBER.17510000	105900-1
HV-5 MIXER	USA.PA.PA097.NORTHUMBER.17510000	105907-1
FILTER ELEMENTS	USA.PA.PA097.NORTHUMBER.17510000
HEAT TRANSFER FLUID	USA.PA.PA097.NORTHUMBER.17510000
PVF - HEAT TRANSFER	USA.PA.PA097.NORTHUMBER.17510000
EMULSION FIELD INSULATION	USA.PA.PA097.NORTHUMBER.17510000
GAS METER ON PLANT HEATER	USA.PA.PA097.NORTHUMBER.17510000
2001 FORD F250 SD REG CAB	USA.OK.OK019.ARDMORE.23440000	3FTNF20L91MA640
General Lab Equipment	USA.OK.OK019.ARDMORE.23440000
General Plant Equipment	USA.OK.OK019.ARDMORE.23440000
Tank # 201	USA.OK.OK019.ARDMORE.23440000
Tank # 202	USA.OK.OK019.ARDMORE.23440000
Tank # 251	USA.OK.OK019.ARDMORE.23440000
Tank # 252	USA.OK.OK019.ARDMORE.23440000
Tank # 253	USA.OK.OK019.ARDMORE.23440000
Tank # 254	USA.OK.OK019.ARDMORE.23440000
Tank # 255	USA.OK.OK019.ARDMORE.23440000
Tank # 256	USA.OK.OK019.ARDMORE.23440000
Tank # 257	USA.OK.OK019.ARDMORE.23440000
Tank # 301	USA.OK.OK019.ARDMORE.23440000
Tank # 302	USA.OK.OK019.ARDMORE.23440000
Tank # 303	USA.OK.OK019.ARDMORE.23440000
Tank # 401	USA.OK.OK019.ARDMORE.23440000
Tank # 501	USA.OK.OK019.ARDMORE.23440000
Tank # 511	USA.OK.OK019.ARDMORE.23440000
Emulsion Mill	USA.OK.OK019.ARDMORE.23440000
USED PICKUP AFE070110245	USA.TX.TX453.AUSTIN.23460000	2GTEC19R4W15358
General Lab Equipment	USA.TX.TX453.AUSTIN.23460000
General Plant Equipment	USA.TX.TX453.AUSTIN.23460000
Tank # 205	USA.TX.TX453.AUSTIN.23460000
Tank # 206	USA.TX.TX453.AUSTIN.23460000
Tank # 209	USA.TX.TX453.AUSTIN.23460000
Tank # 300	USA.TX.TX453.AUSTIN.23460000
Tank # 302	USA.TX.TX453.AUSTIN.23460000
Tank # 340	USA.TX.TX453.AUSTIN.23460000
Tank # 341	USA.TX.TX453.AUSTIN.23460000
Tank # 350	USA.TX.TX453.AUSTIN.23460000
Tank # 351	USA.TX.TX453.AUSTIN.23460000
Tank # 500	USA.TX.TX453.AUSTIN.23460000
Tank # 501	USA.TX.TX453.AUSTIN.23460000
Tank # 520	USA.TX.TX453.AUSTIN.23460000
Tank # 103	USA.TX.TX453.AUSTIN.23460000
Tank # 200	USA.TX.TX453.AUSTIN.23460000
Tank # 201	USA.TX.TX453.AUSTIN.23460000
Tank # 202	USA.TX.TX453.AUSTIN.23460000
Tank # 203	USA.TX.TX453.AUSTIN.23460000
Tank # 204	USA.TX.TX453.AUSTIN.23460000
Tank # 207	USA.TX.TX453.AUSTIN.23460000
Tank # 208	USA.TX.TX453.AUSTIN.23460000
Tank # 210	USA.TX.TX453.AUSTIN.23460000
Tank # 211	USA.TX.TX453.AUSTIN.23460000
Tank # 212	USA.TX.TX453.AUSTIN.23460000
Tank # 301	USA.TX.TX453.AUSTIN.23460000
Tank # 400	USA.TX.TX453.AUSTIN.23460000
Tank # 410	USA.TX.TX453.AUSTIN.23460000
Tank # 502	USA.TX.TX453.AUSTIN.23460000
Tank # 503	USA.TX.TX453.AUSTIN.23460000
Tank # 521	USA.TX.TX453.AUSTIN.23460000
TANK 10000 GAL PLASTIC VERTICAL	USA.TX.TX453.AUSTIN.23460000
Emulsion Mill	USA.TX.TX453.AUSTIN.23460000
PANEL AND TRANSFORMER	USA.TX.TX453.AUSTIN.23460000
PVF - SOAP BATCHING	USA.TX.TX453.AUSTIN.23460000
LINES TO HEAT EXCHANGER	USA.TX.TX453.AUSTIN.23460000
INSTALLED CONDUIT, JUNCTION BOX, POWER PACK, WIRING	USA.TX.TX453.AUSTIN.23460000
7.5 HP PUMP	USA.TX.TX453.AUSTIN.23460000
PUMP & TANK PIPING	USA.TX.TX453.AUSTIN.23460000
HV-1 MIXER TANK 302	USA.TX.TX453.AUSTIN.23460000	105891-1
HV-1 MIXER TANK 300	USA.TX.TX453.AUSTIN.23460000	105891-2
STARTER/CONTROL WIRING FOR PUMP MOTOR-BATCHING SYSTEM	USA.TX.TX453.AUSTIN.23460000
HEAT TRACE	USA.TX.TX453.AUSTIN.23460000
HEAT TRACE CIRCUITS QTY-3	USA.TX.TX453.AUSTIN.23460000
POWER FOR MIXERS TANKS 300 & 302	USA.TX.TX453.AUSTIN.23460000
INSULATION BLANKETS FOR 7 PUMPS	USA.TX.TX453.AUSTIN.23460000
PIPE INSULATION	USA.TX.TX453.AUSTIN.23460000
1994 CHEV C/K 1500	USA.OK.OK131.CATOOSA.23500000	1GCEC14K5RE2114
FOUNDATION-DRUM STORAGE BUILDING	USA.OK.OK131.CATOOSA.23500000
30 FT X 40 FT X 12 FT DRUM BUILDING	USA.OK.OK131.CATOOSA.23500000
DRUM BLDG DOOR & OPERATOR	USA.OK.OK131.CATOOSA.23500000
ELECTRIC LOAD RACK TO NEW BLDG & LIGHTS	USA.OK.OK131.CATOOSA.23500000
FLAG POLE	USA.OK.OK131.CATOOSA.23500000
General Lab Equipment	USA.OK.OK131.CATOOSA.23500000
General Plant Equipment	USA.OK.OK131.CATOOSA.23500000
BOBCAT	USA.OK.OK131.CATOOSA.23500000
Tank # 100	USA.OK.OK131.CATOOSA.23500000
Tank # 200	USA.OK.OK131.CATOOSA.23500000
Tank # 201	USA.OK.OK131.CATOOSA.23500000
Tank # 202	USA.OK.OK131.CATOOSA.23500000
Tank # 250	USA.OK.OK131.CATOOSA.23500000
Tank # 251	USA.OK.OK131.CATOOSA.23500000
Tank # 252	USA.OK.OK131.CATOOSA.23500000
Tank # 253	USA.OK.OK131.CATOOSA.23500000
Tank # 254	USA.OK.OK131.CATOOSA.23500000
Tank # 255	USA.OK.OK131.CATOOSA.23500000
Tank # 256	USA.OK.OK131.CATOOSA.23500000
Tank # 260	USA.OK.OK131.CATOOSA.23500000
Tank # 261	USA.OK.OK131.CATOOSA.23500000
Tank # 262	USA.OK.OK131.CATOOSA.23500000
Tank # 300	USA.OK.OK131.CATOOSA.23500000
Tank # 301	USA.OK.OK131.CATOOSA.23500000
Tank # 302	USA.OK.OK131.CATOOSA.23500000
Tank # 303	USA.OK.OK131.CATOOSA.23500000
Tank # 304	USA.OK.OK131.CATOOSA.23500000
Tank # 305	USA.OK.OK131.CATOOSA.23500000
Tank # 306	USA.OK.OK131.CATOOSA.23500000
Tank # 340	USA.OK.OK131.CATOOSA.23500000
Tank # 400	USA.OK.OK131.CATOOSA.23500000
Tank # 500	USA.OK.OK131.CATOOSA.23500000
Tank # 510	USA.OK.OK131.CATOOSA.23500000
Tank # 511	USA.OK.OK131.CATOOSA.23500000
Tank Floor for #251	USA.OK.OK131.CATOOSA.23500000
TANK #262 MAINTENANCE	USA.OK.OK131.CATOOSA.23500000
INSULATION TANK #200	USA.OK.OK131.CATOOSA.23500000
TANK 202 FLOOR	USA.OK.OK131.CATOOSA.23500000
AFE 100030	USA.OK.OK131.CATOOSA.23500000
15000 GAL FIBERGLASS TANK 10FT D X 14FT H	USA.OK.OK131.CATOOSA.23500000
12600 GAL FIBERGLASS TANK 12FT D X 15FT H	USA.OK.OK131.CATOOSA.23500000
8500 UPR 1.9XLPE CHEMICAL TANK 50% DOWN	USA.OK.OK131.CATOOSA.23500000
TANK 8500 UPR 1.9 XLPE	USA.OK.OK131.CATOOSA.23500000
CONCRETE CONTAINMENT	USA.OK.OK131.CATOOSA.23500000
Emulsion Mill	USA.OK.OK131.CATOOSA.23500000
WATER TANK & PUMPS	USA.OK.OK131.CATOOSA.23500000
NELSON HEAT TRACE PRODUCTS	USA.OK.OK131.CATOOSA.23500000
CATIONIC LOADING RACK	USA.OK.OK131.CATOOSA.23500000
FLOW METER 4INCH	USA.OK.OK131.CATOOSA.23500000
ELECTRICAL-CATIONIC LOADING RACK	USA.OK.OK131.CATOOSA.23500000
WIRE FOR WATER TANK	USA.OK.OK131.CATOOSA.23500000
SPARE MILL COLLOID DMP-757	USA.OK.OK131.CATOOSA.23500000
SIL PIPE COVER/PUMP/BLANKETS	USA.OK.OK131.CATOOSA.23500000
PIPE INSULATION 4 INCH LINE	USA.OK.OK131.CATOOSA.23500000
HEAT CABLE 240 VOLT	USA.OK.OK131.CATOOSA.23500000
PIPE VALVES & FITTINGS	USA.OK.OK131.CATOOSA.23500000
VIKING QS124A PUMP SS-1	USA.OK.OK131.CATOOSA.23500000
ELECTRICAL FOR PUMP	USA.OK.OK131.CATOOSA.23500000
240 VOLT HEATING CABLE	USA.OK.OK131.CATOOSA.23500000
25 HP MOTOR FOR AC UNLOADING TANK	USA.OK.OK131.CATOOSA.23500000
CUTLER HAMMER SIX BUCKET CONTROL CABINET	USA.OK.OK131.CATOOSA.23500000
PLANT UPGRADES CONSTRUCTION LABOR	USA.OK.OK131.CATOOSA.23500000
RALUMAC UPGRADE	USA.OK.OK131.CATOOSA.23500000
PIPING/VALVES/FTTGS	USA.OK.OK131.CATOOSA.23500000
PVF	USA.OK.OK131.CATOOSA.23500000
TURBINE-4 INCH BF SERIES	USA.OK.OK131.CATOOSA.23500000
HEATING CABLE 240 VOLT	USA.OK.OK131.CATOOSA.23500000
ELECTRICAL-RALUMAC SYSTEM	USA.OK.OK131.CATOOSA.23500000
HOT WATER COILS TANK #262	USA.OK.OK131.CATOOSA.23500000
PIPE VALVES & FTTGS-RALUMAC SYSTEM	USA.OK.OK131.CATOOSA.23500000
4 INCH LINE	USA.OK.OK131.CATOOSA.23500000
3 INCH REMILL - RALUMAC PROJECT	USA.OK.OK131.CATOOSA.23500000
TRUCK OFFLOAD LINE	USA.OK.OK131.CATOOSA.23500000
LOAD RACK STAIRS	USA.OK.OK131.CATOOSA.23500000
HEAT TRANSFER EQUIP-RALUMAC SYSTEM	USA.OK.OK131.CATOOSA.23500000
HEAT TRANSFER EQUIP	USA.OK.OK131.CATOOSA.23500000
HEATING CABLE 240 VOLT	USA.OK.OK131.CATOOSA.23500000
PVF-QUALITY VENTURE	USA.OK.OK131.CATOOSA.23500000
PVF-RALUMAC SYSTEM	USA.OK.OK131.CATOOSA.23500000
INSULATION 190FT OF 4FT / HEAT TRACE	USA.OK.OK131.CATOOSA.23500000
INSULATION-CRS2 SUCTION LINE	USA.OK.OK131.CATOOSA.23500000
ELECTRIC-TANK #305 PUMP & MOTOR	USA.OK.OK131.CATOOSA.23500000
FORWARD-REVERSING STARTER MOTOR FOR SS1 PUMP MOTOR	USA.OK.OK131.CATOOSA.23500000
PUMP/SENSOR FOR RALUMAC SYSTEM	USA.OK.OK131.CATOOSA.23500000
PUMP KIT - RALUMAC UPGRADE	USA.OK.OK131.CATOOSA.23500000
TANK 202 SAND	USA.OK.OK131.CATOOSA.23500000
LEVEL TRANSMITTER/STRAINER/SOLENOID VALVE	USA.OK.OK131.CATOOSA.23500000
SAFETY SHOWERS & EYEWASH (BRADLEY)	USA.OK.OK131.CATOOSA.23500000
WATER LINE FOR SAFETY SHOWERS	USA.OK.OK131.CATOOSA.23500000
KROHNE OPTIFLUX 1000 2 INCH	USA.OK.OK131.CATOOSA.23500000
INSULATION OF RE-MILL LINE	USA.OK.OK131.CATOOSA.23500000
EYEWASH STATIONS	USA.OK.OK131.CATOOSA.23500000
INSULATION	USA.OK.OK131.CATOOSA.23500000
RE-FED TRANSFORMER PANELS	USA.OK.OK131.CATOOSA.23500000
15HP MOTOR FOR SOAP PUMP	USA.OK.OK131.CATOOSA.23500000
ELECTRIC-PUMP TO MILL HOOKUP	USA.OK.OK131.CATOOSA.23500000
HVM-1 MIXER	USA.OK.OK131.CATOOSA.23500000	106059-1
AFE 100030 MATERIALS - TRUCK FALL PLATFORMS	USA.OK.OK131.CATOOSA.23500000
RECONSTRUCT RAILING & PLATFORM TO TANKS 306 & 511	USA.OK.OK131.CATOOSA.23500000
ELECTRIC TANK RADAR GAUGES	USA.OK.OK131.CATOOSA.23500000
MECHANICAL CONSTRUCTION	USA.OK.OK131.CATOOSA.23500000
PVF	USA.OK.OK131.CATOOSA.23500000
MILL SUPPORT/BASE	USA.OK.OK131.CATOOSA.23500000
ELECTRIC MOTOR INSTALLATION	USA.OK.OK131.CATOOSA.23500000
PIPING INSULATION ASPHALT TO MILL LINE IN MILL ROOM	USA.OK.OK131.CATOOSA.23500000
SOFT START FOR 125HP MOTOR	USA.OK.OK131.CATOOSA.23500000
1994 CHEV C/K 1500	USA.KS.KS057.DODGE CITY.23540000	1GCEC14Z0RZ2300
DELTA V - INPUT CARDS & POWER SUPPLY	USA.AR.AR119.LITTLE ROC.23650000
DELTA V UPGRADE	USA.KS.KS057.DODGE CITY.23540000
General Lab Equipment	USA.KS.KS057.DODGE CITY.23540000
Dynamic Shear Rheometer	USA.KS.KS057.DODGE CITY.23540000
Tractor	USA.KS.KS057.DODGE CITY.23540000
General Plant Equipment	USA.KS.KS057.DODGE CITY.23540000
Tank # 202	USA.KS.KS057.DODGE CITY.23540000
Tank # 203	USA.KS.KS057.DODGE CITY.23540000
Tank # 204	USA.KS.KS057.DODGE CITY.23540000
Tank # 250	USA.KS.KS057.DODGE CITY.23540000
Tank # 251	USA.KS.KS057.DODGE CITY.23540000
Tank # 252	USA.KS.KS057.DODGE CITY.23540000
Tank # 253	USA.KS.KS057.DODGE CITY.23540000
Tank # 254	USA.KS.KS057.DODGE CITY.23540000
Tank # 290	USA.KS.KS057.DODGE CITY.23540000
Tank # 302	USA.KS.KS057.DODGE CITY.23540000
Tank # 303	USA.KS.KS057.DODGE CITY.23540000
Tank # 340	USA.KS.KS057.DODGE CITY.23540000
Tank # 350	USA.KS.KS057.DODGE CITY.23540000
Tank # 351	USA.KS.KS057.DODGE CITY.23540000
Tank # 352	USA.KS.KS057.DODGE CITY.23540000
Tank # 353	USA.KS.KS057.DODGE CITY.23540000
Tank # 354	USA.KS.KS057.DODGE CITY.23540000
Tank # 400	USA.KS.KS057.DODGE CITY.23540000
Tank # 401	USA.KS.KS057.DODGE CITY.23540000
Tank # 402	USA.KS.KS057.DODGE CITY.23540000
Tank # 503	USA.KS.KS057.DODGE CITY.23540000
Tank # 504	USA.KS.KS057.DODGE CITY.23540000
TANK INSULATION	USA.KS.KS057.DODGE CITY.23540000
Emulsion Mill	USA.KS.KS057.DODGE CITY.23540000
AWNING OVER LOAD RACK	USA.KS.KS057.DODGE CITY.23540000
FLOAT GAUGE QTY - 3	USA.KS.KS057.DODGE CITY.23540000
HV-5 MIXERS QTY-3	USA.KS.KS057.DODGE CITY.23540000	105478-1 105478
PRO TRANS HEAD LITE QTY - 3	USA.KS.KS057.DODGE CITY.23540000
MISC PIPING/FTTGS/VALVES	USA.KS.KS057.DODGE CITY.23540000
LIGHTING UNDER CANOPY AFE070110079	USA.KS.KS057.DODGE CITY.23540000
SUPPORTS	USA.KS.KS057.DODGE CITY.23540000
TANK TIE-INS/LINES	USA.KS.KS057.DODGE CITY.23540000
SUPPORTS	USA.KS.KS057.DODGE CITY.23540000
UNLOADING CANOPY	USA.KS.KS057.DODGE CITY.23540000
WALKWAYS WITH LADDERS	USA.KS.KS057.DODGE CITY.23540000
PIPING	USA.KS.KS057.DODGE CITY.23540000
BLOWDOWN LINE	USA.KS.KS057.DODGE CITY.23540000
ELECTRICAL	USA.KS.KS057.DODGE CITY.23540000
HV-5 MIXER PARTS	USA.KS.KS057.DODGE CITY.23540000
ACTUATOR / NPT CONNECTOR / REGULATOR	USA.KS.KS057.DODGE CITY.23540000
FTTGS & TUBING	USA.KS.KS057.DODGE CITY.23540000
HEAT EXCHANGER/STEAM FEED/3 INCH STEAM LINE	USA.KS.KS057.DODGE CITY.23540000
STEAM HEADER MANIFOLD	USA.KS.KS057.DODGE CITY.23540000
LIQUID LEVEL INDICATOR	USA.KS.KS057.DODGE CITY.23540000
MIXER & RAIL PUMP WORK	USA.KS.KS057.DODGE CITY.23540000
STEAM TRAPS	USA.KS.KS057.DODGE CITY.23540000
PIPING INSULATION & TRACING	USA.KS.KS057.DODGE CITY.23540000
ELECTRICAL-SOLUTION TANKS	USA.KS.KS057.DODGE CITY.23540000
VALVES & FTTGS	USA.KS.KS057.DODGE CITY.23540000
1995 FORD F-150	USA.KS.KS015.EL DORADO.23580000	1FTEF15N6SNB405
NEW TANK AREA DIRT WORK	USA.KS.KS015.EL DORADO.23580000
ROCK@TANK PADS	USA.KS.KS015.EL DORADO.23580000
General Lab Equipment	USA.KS.KS015.EL DORADO.23580000
General Plant Equipment	USA.KS.KS015.EL DORADO.23580000
Tank # 201	USA.KS.KS015.EL DORADO.23580000
Tank # 203	USA.KS.KS015.EL DORADO.23580000
Tank # 205	USA.KS.KS015.EL DORADO.23580000
Tank # 253	USA.KS.KS015.EL DORADO.23580000
Tank # 254	USA.KS.KS015.EL DORADO.23580000
Tank # 255	USA.KS.KS015.EL DORADO.23580000
Tank # 256	USA.KS.KS015.EL DORADO.23580000
Tank # 257	USA.KS.KS015.EL DORADO.23580000
Tank # 300	USA.KS.KS015.EL DORADO.23580000
Tank # 301	USA.KS.KS015.EL DORADO.23580000
Tank # 303	USA.KS.KS015.EL DORADO.23580000
Tank # 304	USA.KS.KS015.EL DORADO.23580000
Tank # 305	USA.KS.KS015.EL DORADO.23580000
Tank # 306	USA.KS.KS015.EL DORADO.23580000
Tank # 340	USA.KS.KS015.EL DORADO.23580000
Tank # 341	USA.KS.KS015.EL DORADO.23580000
Tank # 400	USA.KS.KS015.EL DORADO.23580000
Tank # 500	USA.KS.KS015.EL DORADO.23580000
Tank # 501	USA.KS.KS015.EL DORADO.23580000
Tank # 510	USA.KS.KS015.EL DORADO.23580000
TANK COILS	USA.KS.KS015.EL DORADO.23580000
TANK COILS	USA.KS.KS015.EL DORADO.23580000
TANK COILS	USA.KS.KS015.EL DORADO.23580000
TANK COILS	USA.KS.KS015.EL DORADO.23580000
TANK COILS	USA.KS.KS015.EL DORADO.23580000
TANK COILS	USA.KS.KS015.EL DORADO.23580000
TANK #206 INSTALL	USA.KS.KS015.EL DORADO.23580000
TANK #207 INSTALL	USA.KS.KS015.EL DORADO.23580000
TANK PADS	USA.KS.KS015.EL DORADO.23580000
TANK # 208 INSTALL	USA.KS.KS015.EL DORADO.23580000
TANK #258 INSTALL	USA.KS.KS015.EL DORADO.23580000
TANK #259 INSTALL	USA.KS.KS015.EL DORADO.23580000
TANK #260 INSTALL	USA.KS.KS015.EL DORADO.23580000
INSULATION - TANK #200	USA.KS.KS015.EL DORADO.23580000
INSULATION - TANK #204	USA.KS.KS015.EL DORADO.23580000
INSULATION - TANK #251	USA.KS.KS015.EL DORADO.23580000
INSULATION - TANK #250	USA.KS.KS015.EL DORADO.23580000
INSULATION - TANK #252	USA.KS.KS015.EL DORADO.23580000
TANK INSULATION	USA.KS.KS015.EL DORADO.23580000
TANK #200 INSTALL	USA.KS.KS015.EL DORADO.23580000
TANK #204 INSTALL	USA.KS.KS015.EL DORADO.23580000
TANK # 251 INSTALL	USA.KS.KS015.EL DORADO.23580000
TANK # 250 INSTALL	USA.KS.KS015.EL DORADO.23580000
TANK # 252 INSTALL	USA.KS.KS015.EL DORADO.23580000
TANK # ? INSTALL	USA.KS.KS015.EL DORADO.23580000
Emulsion Mill	USA.KS.KS015.EL DORADO.23580000
LOADING SYSTEM IMPROVEMENTS	USA.KS.KS015.EL DORADO.23580000
PRO TRANS HEAD LITE GAUGES	USA.KS.KS015.EL DORADO.23580000
LOADING SYSTEM IMPROVEMENTS	USA.KS.KS015.EL DORADO.23580000
RE-FAB SKID	USA.KS.KS015.EL DORADO.23580000
LOADING SYSTEM IMPROVEMENTS	USA.KS.KS015.EL DORADO.23580000
MODIFY PIPING TO STORAGE	USA.KS.KS015.EL DORADO.23580000
DALWORTH EMULSION MILL	USA.KS.KS015.EL DORADO.23580000
CONTROLLER / PRECISION DIGITAL METERS	USA.KS.KS015.EL DORADO.23580000
ELECTRICAL FTTGS	USA.KS.KS015.EL DORADO.23580000
TANK METER WIRING	USA.KS.KS015.EL DORADO.23580000
SCALES	USA.KS.KS015.EL DORADO.23580000
ELEC SUPPLIES	USA.KS.KS015.EL DORADO.23580000
SENSORS CMF300M	USA.KS.KS015.EL DORADO.23580000
4 INCH ROPER PUMP	USA.KS.KS015.EL DORADO.23580000
PIPE/VALVES & FITTINGS	USA.KS.KS015.EL DORADO.23580000
ELECTRICAL	USA.KS.KS015.EL DORADO.23580000
SQD 25HP VFD BOM TRANSFORMER	USA.KS.KS015.EL DORADO.23580000
WIRING-LOAD OUT RACK	USA.KS.KS015.EL DORADO.23580000
NEW COVERS	USA.KS.KS015.EL DORADO.23580000
RADAR GAUGE DISPLAY INSTALL	USA.KS.KS015.EL DORADO.23580000
CONSTRUCTION	USA.KS.KS015.EL DORADO.23580000
CAPITALIZED INTEREST	USA.KS.KS015.EL DORADO.23580000
HV-5 MIXERS QTY-6	USA.KS.KS015.EL DORADO.23580000	105877-1 THUR 1
RADAR GAUGES QTY-6	USA.KS.KS015.EL DORADO.23580000
ELECTRIC FOR MIXERS	USA.KS.KS015.EL DORADO.23580000
TANK LINES / EMULSION PVF	USA.KS.KS015.EL DORADO.23580000
INSULATE PIPING	USA.KS.KS015.EL DORADO.23580000
STRAHMAN SAMPLE VALVES SV-800 SS QTY-6	USA.KS.KS015.EL DORADO.23580000
TANK 206 FITTINGS	USA.KS.KS015.EL DORADO.23580000
TANK 259 FITTINGS	USA.KS.KS015.EL DORADO.23580000
TANK 208 FITTINGS	USA.KS.KS015.EL DORADO.23580000
TANK 208 FITTINGS	USA.KS.KS015.EL DORADO.23580000
TANK 258 FITTINGS	USA.KS.KS015.EL DORADO.23580000
TANK 606 FITTINGS	USA.KS.KS015.EL DORADO.23580000
NEW TRANSFORMER & PANEL	USA.KS.KS015.EL DORADO.23580000
PROCESS & STEAM PVF	USA.KS.KS015.EL DORADO.23580000
READOUT DISPLAYS FOR 6 RADAR GAUGES	USA.KS.KS015.EL DORADO.23580000
EMULSION PIPING	USA.KS.KS015.EL DORADO.23580000
TANK CATWALKS	USA.KS.KS015.EL DORADO.23580000
PLANT LIGHTING	USA.KS.KS015.EL DORADO.23580000
INSULATION OF STEAM & PROCESS PIPING	USA.KS.KS015.EL DORADO.23580000
WIRE RADAR GUAGES	USA.KS.KS015.EL DORADO.23580000
WIRE MIXERS	USA.KS.KS015.EL DORADO.23580000
CAGED LADDERS & GATES	USA.KS.KS015.EL DORADO.23580000
1996 FORD F-150	USA.AR.AR119.LITTLE ROC.23650000	1FTEF14NXTLA501
WORKSTATION/MD PLUS CONTROLLLER	USA.AR.AR119.LITTLE ROC.23650000
DISCRETE CONTROL OUTPUT/DST 25 SCALEUP/	USA.AR.AR119.LITTLE ROC.23650000
DELTA V UPGRADES	USA.AR.AR119.LITTLE ROC.23650000
DELTA V AUTOMATION PROGRAMMING	USA.AR.AR119.LITTLE ROC.23650000
General Lab Equipment	USA.AR.AR119.LITTLE ROC.23650000
General Plant Equipment	USA.AR.AR119.LITTLE ROC.23650000
Tank # 209	USA.AR.AR119.LITTLE ROC.23650000
Tank # 210	USA.AR.AR119.LITTLE ROC.23650000
Tank # 264	USA.AR.AR119.LITTLE ROC.23650000
Tank # 263	USA.AR.AR119.LITTLE ROC.23650000
Tank # 256	USA.AR.AR119.LITTLE ROC.23650000
Tank # 257	USA.AR.AR119.LITTLE ROC.23650000
Tank # 258	USA.AR.AR119.LITTLE ROC.23650000
Tank # 261	USA.AR.AR119.LITTLE ROC.23650000
Tank # 262	USA.AR.AR119.LITTLE ROC.23650000
Tank # 302	USA.AR.AR119.LITTLE ROC.23650000
Tank # 304	USA.AR.AR119.LITTLE ROC.23650000
Tank # 305	USA.AR.AR119.LITTLE ROC.23650000
Tank # 352	USA.AR.AR119.LITTLE ROC.23650000
Tank # 403	USA.AR.AR119.LITTLE ROC.23650000
Tank # 405	USA.AR.AR119.LITTLE ROC.23650000
Tank # 503	USA.AR.AR119.LITTLE ROC.23650000
Tank # 511	USA.AR.AR119.LITTLE ROC.23650000
Tank # 512	USA.AR.AR119.LITTLE ROC.23650000
Tank # 513	USA.AR.AR119.LITTLE ROC.23650000
TANK CALIBRATION/SANDBLASTING	USA.AR.AR119.LITTLE ROC.23650000
LHDPE VERT STORAGE TANK 6000 GAL	USA.AR.AR119.LITTLE ROC.23650000
CONCRETE SLABS	USA.AR.AR119.LITTLE ROC.23650000
14FT X 14FT X 8IN CONCRETE PAD	USA.AR.AR119.LITTLE ROC.23650000
TANK 256 FLOOR REPLACEMENT	USA.AR.AR119.LITTLE ROC.23650000
TANK 257 FLOOR REPLACEMENT	USA.AR.AR119.LITTLE ROC.23650000
RALUMAC TANK FOUNDATION	USA.AR.AR119.LITTLE ROC.23650000
UNLOAD TANK	USA.AR.AR119.LITTLE ROC.23650000
PAINT TANKS	USA.AR.AR119.LITTLE ROC.23650000
INSULATION TANK 256	USA.AR.AR119.LITTLE ROC.23650000
INSULATION TANK 257	USA.AR.AR119.LITTLE ROC.23650000
TANK 1-22	USA.AR.AR119.LITTLE ROC.23650000
Blending System	USA.AR.AR119.LITTLE ROC.23650000
Emulsion Mill	USA.AR.AR119.LITTLE ROC.23650000
HEAT EXCHANGER	USA.AR.AR119.LITTLE ROC.23650000
TEMPERATURE REGULATOR	USA.AR.AR119.LITTLE ROC.23650000
EMULSION MILL FEED PUMP VIKING QS224A	USA.AR.AR119.LITTLE ROC.23650000
TEMPERATURE REGULATOR	USA.AR.AR119.LITTLE ROC.23650000
ELEC FOR 30HP MOTOR	USA.AR.AR119.LITTLE ROC.23650000
25 HP PUMP/PAD/PIPING/ELEC	USA.AR.AR119.LITTLE ROC.23650000
ROPER GEAR PUMP	USA.AR.AR119.LITTLE ROC.23650000	G-514759
CAPITALIZED INTEREST	USA.AR.AR119.LITTLE ROC.23650000
HEAT EXCHANGER	USA.AR.AR119.LITTLE ROC.23650000
STEAM TRAPS QTY 9 070110191	USA.AR.AR119.LITTLE ROC.23650000
COOLING TOWER	USA.AR.AR119.LITTLE ROC.23650000
HCL CONTAINMENT AREA	USA.AR.AR119.LITTLE ROC.23650000
HV-3 MIXERS QTY-3	USA.AR.AR119.LITTLE ROC.23650000	105612-1 THRU 1
5 TREAD STAIR 4FT X 4FT8IN	USA.AR.AR119.LITTLE ROC.23650000
SUPERCHARGER QTY-3	USA.AR.AR119.LITTLE ROC.23650000
FLOW METER	USA.AR.AR119.LITTLE ROC.23650000
SAFETY EQUIP - FIRE HOSE	USA.AR.AR119.LITTLE ROC.23650000
LOADING ARM	USA.AR.AR119.LITTLE ROC.23650000
6FT X 8FT X 8IN PUMP PADS QTY-2	USA.AR.AR119.LITTLE ROC.23650000
PRO LITE RADAR GAUGE QTY-4	USA.AR.AR119.LITTLE ROC.23650000
THERMOMETERS	USA.AR.AR119.LITTLE ROC.23650000
HV-3 MIXER	USA.AR.AR119.LITTLE ROC.23650000	105675-1
GOLDLINE PIPE BRIDGE	USA.AR.AR119.LITTLE ROC.23650000
PIPING - 3 TANKS & UNLOAD STATION	USA.AR.AR119.LITTLE ROC.23650000
CATWALKS EXTENSION - NEW TANKS	USA.AR.AR119.LITTLE ROC.23650000
40 HP PUMP WITH PIPING	USA.AR.AR119.LITTLE ROC.23650000
ELECTRICAL - MOTOR CONTROL CENTER	USA.AR.AR119.LITTLE ROC.23650000
PVF	USA.AR.AR119.LITTLE ROC.23650000
ELECTRICAL - HCL PUMPS	USA.AR.AR119.LITTLE ROC.23650000
ELECTRICAL - UNLOAD BLDG	USA.AR.AR119.LITTLE ROC.23650000
ELECTRICAL - PUMP & PIPING	USA.AR.AR119.LITTLE ROC.23650000
ELECTRICAL - CHEM TANK	USA.AR.AR119.LITTLE ROC.23650000
PIPING COOLING TOWER	USA.AR.AR119.LITTLE ROC.23650000
TANK VENT-TANK 306	USA.AR.AR119.LITTLE ROC.23650000
LOAD RACK SAFETY STAIRS	USA.AR.AR119.LITTLE ROC.23650000
EMULSION TANK PLATFORM	USA.AR.AR119.LITTLE ROC.23650000
EMULSION PIPE SUPPORTS	USA.AR.AR119.LITTLE ROC.23650000
CAPITALIZED INTEREST	USA.AR.AR119.LITTLE ROC.23650000
SWITCHES & LIGHTING	USA.AR.AR119.LITTLE ROC.23650000
PUMP VIKING MODEL AK4195 5 HP	USA.AR.AR119.LITTLE ROC.23650000
COILS - TANKS 256 & 257	USA.AR.AR119.LITTLE ROC.23650000
PIPING/VALVES/FTTGS	USA.AR.AR119.LITTLE ROC.23650000
INSULATION JACKET FOR SHARPE 4 INCH VALVE	USA.AR.AR119.LITTLE ROC.23650000
FTTGS FOR RALUMAC PROD	USA.AR.AR119.LITTLE ROC.23650000
SUPPLIES/FLANGES FOR SEMPRIME	USA.AR.AR119.LITTLE ROC.23650000
PVF FOR NEW PRIME MATERIAL	USA.AR.AR119.LITTLE ROC.23650000
PVF - RALUMAC PRODUCTION	USA.AR.AR119.LITTLE ROC.23650000
PUMP KIT GG4195 STD	USA.AR.AR119.LITTLE ROC.23650000
FS BOX	USA.AR.AR119.LITTLE ROC.23650000
Y-STRAINERS	USA.AR.AR119.LITTLE ROC.23650000
INSULATION COVER FOR RESUN PLUG VALVES	USA.AR.AR119.LITTLE ROC.23650000
PUMP	USA.AR.AR119.LITTLE ROC.23650000
CONDUIT FOR PUMP MOTORS	USA.AR.AR119.LITTLE ROC.23650000
CAGED LADDER & 4 FT X 4FT PLATFORM	USA.AR.AR119.LITTLE ROC.23650000
PULSAR IMP80 / 8 CHANNEL CONTROLLER	USA.AR.AR119.LITTLE ROC.23650000
REBUILD MIXER	USA.AR.AR119.LITTLE ROC.23650000
CABLE FOR LEVEL SENSORS	USA.AR.AR119.LITTLE ROC.23650000
FLANGE 8 INCH - RALUMAC PRODUCTION	USA.AR.AR119.LITTLE ROC.23650000
HOT OIL PIPING	USA.AR.AR119.LITTLE ROC.23650000
COMDUIT FOR MOTORS/PUMPS/CONTROLLERS	USA.AR.AR119.LITTLE ROC.23650000
CATIONIC LATEX PUMP	USA.AR.AR119.LITTLE ROC.23650000
FORD 2001 F150 AFE070110261	USA.TX.TX303.LUBBOCK.23660000	1FTZF17241NA176
BALANCE ON BUILDING CONTRACT	USA.TX.TX303.LUBBOCK.23660000
SECURITY/ACCESS/CCTV	USA.TX.TX303.LUBBOCK.23660000
NEW OFFICE BUILIDNG	USA.TX.TX303.LUBBOCK.23660000
DELTA V - PRECISION WS390 MINITOWER	USA.TX.TX303.LUBBOCK.23660000	VE2519C1M99L01
DELTA V - MD PLUS CONTROLLER	USA.TX.TX303.LUBBOCK.23660000
WORKSTATION/CONTROLLER/TOWER SERVER	USA.TX.TX303.LUBBOCK.23660000
DELL 2400MP DLP PROJECTOR	USA.TX.TX303.LUBBOCK.23660000
APC SMART UPS	USA.TX.TX303.LUBBOCK.23660000	S5S0720T59102
LICENSE OWNERSHIP TRANSFER	USA.TX.TX303.LUBBOCK.23660000
DELTA V SYSTEM PROGRAMMING UPGRADES	USA.TX.TX303.LUBBOCK.23660000
OFFICE DESIGN	USA.TX.TX303.LUBBOCK.23660000
MISC OFFICE FURNITURE	USA.TX.TX303.LUBBOCK.23660000
NEW OFFICE LIGHTS	USA.TX.TX303.LUBBOCK.23660000
EXIT LIGHTS	USA.TX.TX303.LUBBOCK.23660000
OFFICE SECURITY SYSTEM	USA.TX.TX303.LUBBOCK.23660000
SEMMATERIALS INTERIOR OFFICE SIGN	USA.TX.TX303.LUBBOCK.23660000
BRAVIA LCD TV 37 INCH & DVD	USA.TX.TX303.LUBBOCK.23660000	02FC6VBQ422090
OFFICE CABLEING	USA.TX.TX303.LUBBOCK.23660000
SIGNAGE	USA.TX.TX303.LUBBOCK.23660000
MISC OFFICE FURNITURE	USA.TX.TX303.LUBBOCK.23660000
JUMPERS & COPPER PATCH CORDS	USA.TX.TX303.LUBBOCK.23660000
SITE WORK	USA.TX.TX303.LUBBOCK.23660000
FIREWATER LINES / HYDRANTS	USA.TX.TX303.LUBBOCK.23660000
FIRE HYDRANT INSTALLATION	USA.TX.TX303.LUBBOCK.23660000
CONTAINMENT CALCULATIONS/ENVIRONMENTAL	USA.TX.TX303.LUBBOCK.23660000
LANDSCAPING	USA.TX.TX303.LUBBOCK.23660000
PARKING LOT / OUTDOOR LIGHTS	USA.TX.TX303.LUBBOCK.23660000
ROCK-DRAINAGE GRADING BY ENTRANCE	USA.TX.TX303.LUBBOCK.23660000
CONCRETE, DIRT, GRADE, FENCE & PLUMBING	USA.TX.TX303.LUBBOCK.23660000
LANDSCAPING	USA.TX.TX303.LUBBOCK.23660000
LANDSCAPING SEE ASSET #143986	USA.TX.TX303.LUBBOCK.23660000
General Lab Equipment	USA.TX.TX303.LUBBOCK.23660000
General Plant Equipment	USA.TX.TX303.LUBBOCK.23660000
SKIDSTEER LOADER	USA.TX.TX303.LUBBOCK.23660000	512264698
FIT TEST KIT	USA.TX.TX303.LUBBOCK.23660000
FIRE EXTINGUISHERS	USA.TX.TX303.LUBBOCK.23660000
SACK LIFTING DEVICE	USA.TX.TX303.LUBBOCK.23660000
AIR COMPRESSORS	USA.TX.TX303.LUBBOCK.23660000
LAB TEST EQUIP/LAB DRYER	USA.TX.TX303.LUBBOCK.23660000
LAB EQUIP VENT PIPING	USA.TX.TX303.LUBBOCK.23660000
LAB EQUIP-BOTTLE RACKS	USA.TX.TX303.LUBBOCK.23660000
Tank # 10	USA.TX.TX303.LUBBOCK.23660000
Tank # 11	USA.TX.TX303.LUBBOCK.23660000
Tank # 12	USA.TX.TX303.LUBBOCK.23660000
Tank # 14	USA.TX.TX303.LUBBOCK.23660000
Tank # 15	USA.TX.TX303.LUBBOCK.23660000
Tank # 16	USA.TX.TX303.LUBBOCK.23660000
Tank # 20	USA.TX.TX303.LUBBOCK.23660000
Tank # 21	USA.TX.TX303.LUBBOCK.23660000
Tank # 22	USA.TX.TX303.LUBBOCK.23660000
Tank # 23	USA.TX.TX303.LUBBOCK.23660000
Tank # 24	USA.TX.TX303.LUBBOCK.23660000
Tank # 25	USA.TX.TX303.LUBBOCK.23660000
Tank # 26	USA.TX.TX303.LUBBOCK.23660000
Tank # 27	USA.TX.TX303.LUBBOCK.23660000
Tank # 28	USA.TX.TX303.LUBBOCK.23660000
Tank # 30	USA.TX.TX303.LUBBOCK.23660000
Tank # 29	USA.TX.TX303.LUBBOCK.23660000
Tank # 4	USA.TX.TX303.LUBBOCK.23660000
Tank # 5	USA.TX.TX303.LUBBOCK.23660000
Tank # 6	USA.TX.TX303.LUBBOCK.23660000
Tank # 7	USA.TX.TX303.LUBBOCK.23660000
Tank # 8	USA.TX.TX303.LUBBOCK.23660000
Tank # S-1	USA.TX.TX303.LUBBOCK.23660000
Tank # S-2	USA.TX.TX303.LUBBOCK.23660000
Tank # S-3	USA.TX.TX303.LUBBOCK.23660000
TANK #13 INSULATION	USA.TX.TX303.LUBBOCK.23660000
TANK 24 26 16 & 3 WORK	USA.TX.TX303.LUBBOCK.23660000
TANK #226 COILS	USA.TX.TX303.LUBBOCK.23660000
COILS-TANKS #224 & #227	USA.TX.TX303.LUBBOCK.23660000
COILS-TANK #225	USA.TX.TX303.LUBBOCK.23660000
TANKS #5 #25 & #27 WORK	USA.TX.TX303.LUBBOCK.23660000
CONCRETE PAD	USA.TX.TX303.LUBBOCK.23660000
COILS - TANK #205	USA.TX.TX303.LUBBOCK.23660000
400 BBL (16800 GAL) 12FT DIA X 20FT FIBERGLASS TANK	USA.TX.TX303.LUBBOCK.23660000
TANK #216 INSULATION	USA.TX.TX303.LUBBOCK.23660000
CLEAN HFD TANKS	USA.TX.TX303.LUBBOCK.23660000
AFE 100054	USA.TX.TX303.LUBBOCK.23660000
AFE 100054	USA.TX.TX303.LUBBOCK.23660000
AFE 100054	USA.TX.TX303.LUBBOCK.23660000
AFE 100054	USA.TX.TX303.LUBBOCK.23660000
AFE 100054	USA.TX.TX303.LUBBOCK.23660000
AFE 100054	USA.TX.TX303.LUBBOCK.23660000
AFE 100054	USA.TX.TX303.LUBBOCK.23660000
Batching System	USA.TX.TX303.LUBBOCK.23660000
TUBING 1/2INCH SEAMLESS 300FT	USA.TX.TX303.LUBBOCK.23660000
METAL HOSES-RAILCAR UNLOADING	USA.TX.TX303.LUBBOCK.23660000
DALWORTH EMULSION MILL	USA.TX.TX303.LUBBOCK.23660000
MISC PIPING/VALVES/FTTGS	USA.TX.TX303.LUBBOCK.23660000
MISC PIPING / VALVES / FTTGS	USA.TX.TX303.LUBBOCK.23660000
MISC PIPING / VALVES / FTTGS	USA.TX.TX303.LUBBOCK.23660000
HEAT EXCHANGER	USA.TX.TX303.LUBBOCK.23660000
PUMP-ROTARY VIKING QS224A	USA.TX.TX303.LUBBOCK.23660000
6 INCH PUMP & PIPING TANKS 14, 15, 16AFE070110172	USA.TX.TX303.LUBBOCK.23660000
CONSTRUCTION CHRGS - RAILCAR UNLOADING EQUIP	USA.TX.TX303.LUBBOCK.23660000
WIRE IN LOADING RACK	USA.TX.TX303.LUBBOCK.23660000
PIPING/VALVES & FTTGS-RAILCAR UNLOADING	USA.TX.TX303.LUBBOCK.23660000
BALL VALVES & 6 5/8 IN S40 SMLS PIPE	USA.TX.TX303.LUBBOCK.23660000
WIRING & CONDUIT-UNLOADING PUMPS AFE070110158	USA.TX.TX303.LUBBOCK.23660000
70FT X 10FT FAIRBANKS TRUCK SCALE	USA.TX.TX303.LUBBOCK.23660000
INSTALL WATER STEAM COILS TANKS 14 & 15 AFE070110241	USA.TX.TX303.LUBBOCK.23660000
MISC FTTGS	USA.TX.TX303.LUBBOCK.23660000
PIPING/VALVES/FTTGS	USA.TX.TX303.LUBBOCK.23660000
ULTIMATE REDUCER AFE070110242	USA.TX.TX303.LUBBOCK.23660000
EMULSION LOADING PUMP VIKING QS224A	USA.TX.TX303.LUBBOCK.23660000
INSULATION LOADING RACK	USA.TX.TX303.LUBBOCK.23660000
MISC FTTGS	USA.TX.TX303.LUBBOCK.23660000
EXPL PROOF MOTORS QTY-2 25HP & 30HP	USA.TX.TX303.LUBBOCK.23660000
RAILCAR UNLOADING PIPING/SUPPORTS & VALVES	USA.TX.TX303.LUBBOCK.23660000
INSULATION - PROCESS PIPING	USA.TX.TX303.LUBBOCK.23660000
PMAC ELECTRICAL	USA.TX.TX303.LUBBOCK.23660000
PIPE/VALVES/FTTGS	USA.TX.TX303.LUBBOCK.23660000
FREEZE PROOF SHOWER & EYEWASH	USA.TX.TX303.LUBBOCK.23660000
SENSOR CMF200M	USA.TX.TX303.LUBBOCK.23660000
RAILCAR 40HP MOTOR	USA.TX.TX303.LUBBOCK.23660000
HV-3 MIXER TANK #503	USA.TX.TX303.LUBBOCK.23660000	105701-1
MISC CONSTRUCTION	USA.TX.TX303.LUBBOCK.23660000
EH&S IMPROVEMENTS	USA.TX.TX303.LUBBOCK.23660000
GOLDLINE LOADING RACK	USA.TX.TX303.LUBBOCK.23660000
PUMP PAD	USA.TX.TX303.LUBBOCK.23660000
PRO LITE RADAR GAUGES QTY-3	USA.TX.TX303.LUBBOCK.23660000
INSULATE WATER TANK / TANKS 204, 205, 206 & 207	USA.TX.TX303.LUBBOCK.23660000
MECHANICAL EQUIPMENT	USA.TX.TX303.LUBBOCK.23660000
PIPE VALVES & FITTINGS	USA.TX.TX303.LUBBOCK.23660000
LOADING ARM	USA.TX.TX303.LUBBOCK.23660000
INSTRUMENTATION	USA.TX.TX303.LUBBOCK.23660000
DESIGN SERVICES	USA.TX.TX303.LUBBOCK.23660000
PIPING/FTTGS/VALVES	USA.TX.TX303.LUBBOCK.23660000
LOAD OUT WEST SIDE	USA.TX.TX303.LUBBOCK.23660000
SAFETY EQUIPMENT	USA.TX.TX303.LUBBOCK.23660000
FLOODLIGHT	USA.TX.TX303.LUBBOCK.23660000
FAN - LOADOUT RACK	USA.TX.TX303.LUBBOCK.23660000
EAST UNLOAD PUMP/PIPING INSULATION	USA.TX.TX303.LUBBOCK.23660000
FOUNDATION-LOADING RACK	USA.TX.TX303.LUBBOCK.23660000
FLOW METER MODEL 2700 CMF400	USA.TX.TX303.LUBBOCK.23660000	3081493 & 14025
STEEL SAFETY GATE	USA.TX.TX303.LUBBOCK.23660000
LIQUID LEVEL INDICATOR	USA.TX.TX303.LUBBOCK.23660000
MASS METER-CFM400 SENSOR	USA.TX.TX303.LUBBOCK.23660000
PRESSURE & TEMP TRANSMITTERS	USA.TX.TX303.LUBBOCK.23660000
TRANSMITTER & REMOTE SEALS	USA.TX.TX303.LUBBOCK.23660000
SAFETY CAGE	USA.TX.TX303.LUBBOCK.23660000
PIPING/VALVES/FTTGS	USA.TX.TX303.LUBBOCK.23660000
REPL EAST & WEST SPUR TIES	USA.TX.TX303.LUBBOCK.23660000
PLUMB SOAP TANK 503/PACK MIXER TANK 216	USA.TX.TX303.LUBBOCK.23660000
3 D-RAILS	USA.TX.TX303.LUBBOCK.23660000
MISC FTTGS	USA.TX.TX303.LUBBOCK.23660000
EMULSION INSULATION	USA.TX.TX303.LUBBOCK.23660000
WATER LINE TO BOILERS/SHOWER TO LOADING RACK	USA.TX.TX303.LUBBOCK.23660000
CAPITALIZED INTEREST 2008	USA.TX.TX303.LUBBOCK.23660000
EMULSION TRANSFER LINE	USA.TX.TX303.LUBBOCK.23660000
EMULSION PIPING & INSULATION	USA.TX.TX303.LUBBOCK.23660000
EMULSION RACK LOAD SPOUT	USA.TX.TX303.LUBBOCK.23660000
PMAC BOILER PVF	USA.TX.TX303.LUBBOCK.23660000
PMAC PIPING & EQUIPMENT	USA.TX.TX303.LUBBOCK.23660000
FTTGS-BRINE WATER TANK	USA.TX.TX303.LUBBOCK.23660000
EMULSION TRACING	USA.TX.TX303.LUBBOCK.23660000
SWIVEL JOINTS FOR EMULSION RACK	USA.TX.TX303.LUBBOCK.23660000
PVF-PMAC STEAM LINE	USA.TX.TX303.LUBBOCK.23660000
CHEMICAL TUBING	USA.TX.TX303.LUBBOCK.23660000
AUTOMATION SYSTEM	USA.TX.TX303.LUBBOCK.23660000
COLEMAN EQUIPMENT	USA.TX.TX303.LUBBOCK.23660000
TEMP CONTROLLER	USA.TX.TX303.LUBBOCK.23660000
LOADOUT CONTROLS	USA.TX.TX303.LUBBOCK.23660000
EMULSION RACK ELECTRICAL	USA.TX.TX303.LUBBOCK.23660000
RAIL BOOSTER PUMP	USA.TX.TX303.LUBBOCK.23660000
POLYMER HOPPER MODIFICATIONS	USA.TX.TX303.LUBBOCK.23660000
PMAC JIB CRANE STEEL	USA.TX.TX303.LUBBOCK.23660000
BOILER CONTROL	USA.TX.TX303.LUBBOCK.23660000
POLLUTION CONTROL PIPING-TANK 132	USA.TX.TX303.LUBBOCK.23660000
INSULATION-EMULSION PIPING	USA.TX.TX303.LUBBOCK.23660000
SCALES WORK	USA.TX.TX303.LUBBOCK.23660000
MICS FTTGS-ACID & LATEX	USA.TX.TX303.LUBBOCK.23660000
HFD TANK VENT	USA.TX.TX303.LUBBOCK.23660000
MCC STARTER	USA.TX.TX303.LUBBOCK.23660000
GAUGES - TANK 131	USA.TX.TX303.LUBBOCK.23660000
GAUGES - TANK 132	USA.TX.TX303.LUBBOCK.23660000
EH&S PERMITS	USA.TX.TX303.LUBBOCK.23660000
ELECTRICAL WORK EMULSION RACK	USA.TX.TX303.LUBBOCK.23660000
SAFE AIR SYSTEM FOR MIX TANK AREA	USA.TX.TX303.LUBBOCK.23660000
HEAT TRACE BOX EH&S	USA.TX.TX303.LUBBOCK.23660000
PLATFORMS BETWEEN SCALES EH&S	USA.TX.TX303.LUBBOCK.23660000
SAMPLE BOXES EH&S	USA.TX.TX303.LUBBOCK.23660000
SULFUR SYSTEM EH&S WORK	USA.TX.TX303.LUBBOCK.23660000
FAB WORK ON SAMPLER STAND EH&s	USA.TX.TX303.LUBBOCK.23660000
3 INCH PIPE & 1 INCH STEAM LINE PROD EFF WORK	USA.TX.TX303.LUBBOCK.23660000
2 INCH STEAM LINE PROD EFFIC WORK	USA.TX.TX303.LUBBOCK.23660000
STEAM LINE TRAPS/2 INCH STEAM DRAIN PROD EFFIC WORK	USA.TX.TX303.LUBBOCK.23660000
6 INCH TO 3 INCH & 6 INCH TO 6 INCH TIE-INS PROD EFFIC WORK	USA.TX.TX303.LUBBOCK.23660000
PUMP FRAME & 1 INCH STEAM LINE	USA.TX.TX303.LUBBOCK.23660000
AIR LINES PROD EFFICIENCY WORK	USA.TX.TX303.LUBBOCK.23660000
SULFUR SKID CONTROL	USA.TX.TX303.LUBBOCK.23660000
INSULATE SULFUR SKID	USA.TX.TX303.LUBBOCK.23660000
INSULATE MANWAYS	USA.TX.TX303.LUBBOCK.23660000
PMAC TRACE	USA.TX.TX303.LUBBOCK.23660000
RECEIVING STEAM TRAPS	USA.TX.TX303.LUBBOCK.23660000
HANDRAILS ON TANK TOPS	USA.TX.TX303.LUBBOCK.23660000
RECEIVING STRAINER CRANE	USA.TX.TX303.LUBBOCK.23660000
RECEIVING STEAM PIPING VALVES	USA.TX.TX303.LUBBOCK.23660000
AC PIPING JUMPER	USA.TX.TX303.LUBBOCK.23660000
BASKET STRAINERS	USA.TX.TX303.LUBBOCK.23660000
AUTOMATION SYSTEM UPDATES	USA.TX.TX303.LUBBOCK.23660000
HFD PIPING PVF	USA.TX.TX303.LUBBOCK.23660000
CFM400M SENSOR BASE UPDATES	USA.TX.TX303.LUBBOCK.23660000
ELECTRICAL TRACING FOR HFD PIPING	USA.TX.TX303.LUBBOCK.23660000
AFE070110180/MCC SWITCHBOARD	USA.TX.TX303.LUBBOCK.23660000
SULFUR SKID ACTUATOR	USA.TX.TX303.LUBBOCK.23660000
HFD Equipment (pressure gauges & thermometers)	USA.TX.TX303.LUBBOCK.23660000
Install vent lines on main gas equip & 2 OSY gate valves	USA.TX.TX303.LUBBOCK.23660000
HFD PIPING	USA.TX.TX303.LUBBOCK.23660000
REFUND - KANSAS ELECTRIC	USA.TX.TX303.LUBBOCK.23660000
HFD SYSTEM-CONDUIT, CABLE TRAYS & RUNNING POWER	USA.TX.TX303.LUBBOCK.23660000
STAIRWAY & RAILING FOR POLYMER GRINDER	USA.TX.TX303.LUBBOCK.23660000
WATER & GAS TO OVEN	USA.TX.TX303.LUBBOCK.23660000
ENGINEERING SERVICES	USA.TX.TX303.LUBBOCK.23660000
TANK GAUGE SETUP & CALIBRATION	USA.TX.TX303.LUBBOCK.23660000
HPD SYSTEM ELECTRICAL INSTALLATION	USA.TX.TX303.LUBBOCK.23660000
AFE 70110172	USA.TX.TX303.LUBBOCK.23660000
RED MAN PIPE & SUPPLY	USA.TX.TX303.LUBBOCK.23660000
CONSTRUCTION IKA-30 MILL LUBBOCK	USA.TX.TX303.LUBBOCK.23660000
1999 FORD F250 SD	USA.TN.TN157.MEMPHIS.23670000	1FDNX20L5XEB340
Bending Beam Rheometer	USA.TN.TN157.MEMPHIS.23670000
Dynamic Shear Rheometer	USA.TN.TN157.MEMPHIS.23670000
General Lab Equipment	USA.TN.TN157.MEMPHIS.23670000
General Plant Equipment	USA.TN.TN157.MEMPHIS.23670000
KAESER AIR COMPRESSOR	USA.TN.TN157.MEMPHIS.23670000
AFE 100095 KAISER AIR COMPRESSOR	USA.TN.TN157.MEMPHIS.23670000
AFE 100095 KAISER AIR COMPRESSOR	USA.TN.TN157.MEMPHIS.23670000
AFE 100095 KAISER AIR COMPRESSOR	USA.TN.TN157.MEMPHIS.23670000
Tank # 141	USA.TN.TN157.MEMPHIS.23670000
Tank # 300	USA.TN.TN157.MEMPHIS.23670000
Tank # 301	USA.TN.TN157.MEMPHIS.23670000
Tank # 302	USA.TN.TN157.MEMPHIS.23670000
Tank # 410	USA.TN.TN157.MEMPHIS.23670000
Tank # 411	USA.TN.TN157.MEMPHIS.23670000
Tank # 421	USA.TN.TN157.MEMPHIS.23670000
SERVICE AP TANK	USA.TN.TN157.MEMPHIS.23670000
AFE 100066	USA.TX.TX439.SAGINAW.23670000
MOBILTHERM	USA.TN.TN157.MEMPHIS.23670000
VL50 50HP-400-CS QTY-3	USA.TN.TN157.MEMPHIS.23670000
SULPHUR SKID AFE 070110124	USA.TN.TN157.MEMPHIS.23670000
SULFUR SKID UPGRADE	USA.TN.TN157.MEMPHIS.23670000
MOBILTHERM / MISC GASKETS & GAUGES	USA.TN.TN157.MEMPHIS.23670000
SULFUR SKID UPGRADE	USA.TN.TN157.MEMPHIS.23670000
BASKET STRAINERS 4 INCH QTY-4	USA.TN.TN157.MEMPHIS.23670000
FUEL OIL BACKUP SYSTEM	USA.TN.TN157.MEMPHIS.23670000
REWORK FLOWMETER / MICRO MOTION CONTROLLER AFE070110124	USA.TN.TN157.MEMPHIS.23670000
HV-1.5 MIXER	USA.TN.TN157.MEMPHIS.23670000	105747-1
MC-II FLOW ANALYZER	USA.TN.TN157.MEMPHIS.23670000
PIPE/VALVES/FTTGS	USA.TN.TN157.MEMPHIS.23670000
HEATING CABLE	USA.TN.TN157.MEMPHIS.23670000
PIPE SUPPORTS	USA.TN.TN157.MEMPHIS.23670000
HEAT TRACE 5 TANKS & 2 LOAD RACKS	USA.TN.TN157.MEMPHIS.23670000
HEAT TRACE- 5 FINISH PROD TANKS 7 LOAD RACKS	USA.TN.TN157.MEMPHIS.23670000
CONVEYOR	USA.TN.TN157.MEMPHIS.23670000
POLYMER HOPPER	USA.TN.TN157.MEMPHIS.23670000
WIRE AGITATOR & AP TANK PUMP	USA.TN.TN157.MEMPHIS.23670000
CONDUIT & HEAT TRACE MODIF - LOADING RACK	USA.TN.TN157.MEMPHIS.23670000
480 VOLT PANEL FOR HEAT TRACE	USA.TN.TN157.MEMPHIS.23670000
HEAT TRACE	USA.TN.TN157.MEMPHIS.23670000
LEGS ON CRANE SYSTEM / HANDLE ON HOPPER	USA.TN.TN157.MEMPHIS.23670000
SUPPORTS - CONVEYOR	USA.TN.TN157.MEMPHIS.23670000
OVERHEAD CRANE SYSTEM/4 FT X 8FT HOPPER	USA.TN.TN157.MEMPHIS.23670000
HEAT TRACE PRODUCT LINES	USA.TN.TN157.MEMPHIS.23670000
ELEC HEAT TRACE ON UNLOADING LINE	USA.TN.TN157.MEMPHIS.23670000
ELECTRIC-POLYMER CRANE SYSTEM	USA.TN.TN157.MEMPHIS.23670000
BAG SPLITTER	USA.TN.TN157.MEMPHIS.23670000
SUPERCHANGER W/ SHROUD	USA.TN.TN157.MEMPHIS.23670000
2002 CHEV SILVERADO 1500	USA.OK.OK101.MUSKOGEE.23700000	1GCEC14VX2Z2977
DIRTWORK - POLYMER WAREHOUSE	USA.OK.OK101.MUSKOGEE.23700000
Bending Beam Rheometer	USA.OK.OK101.MUSKOGEE.23700000
Dynamic Shear Rheometer	USA.OK.OK101.MUSKOGEE.23700000
Dynamic Shear Rheometer	USA.OK.OK101.MUSKOGEE.23700000
General Lab Equipment	USA.OK.OK101.MUSKOGEE.23700000
General Plant Equipment	USA.OK.OK101.MUSKOGEE.23700000
Kaeser Air Comp	USA.OK.OK101.MUSKOGEE.23700000
TEMPYROX LAB OVEN	USA.OK.OK101.MUSKOGEE.23700000
KAESER AIR COMPRESSOR	USA.OK.OK101.MUSKOGEE.23700000
WIRING FOR TEMPYROX LAB OVEN	USA.OK.OK101.MUSKOGEE.23700000
POLYMER CRANE	USA.OK.OK101.MUSKOGEE.23700000
480V 3PHASE POWER TO CRANE	USA.OK.OK101.MUSKOGEE.23700000
FLASH POINT TESTER	USA.OK.OK101.MUSKOGEE.23700000	26228/20978
AUTOMATED SOFTENING POINT TESTER	USA.OK.OK101.MUSKOGEE.23700000
NEW HOLLAND LS185 SKID STEER	USA.OK.OK101.MUSKOGEE.23700000
Tank # 117	USA.OK.OK101.MUSKOGEE.23700000
Tank # 140	USA.OK.OK101.MUSKOGEE.23700000
Tank # 141	USA.OK.OK101.MUSKOGEE.23700000
Tank # 150	USA.OK.OK101.MUSKOGEE.23700000
Tank # 151	USA.OK.OK101.MUSKOGEE.23700000
Tank # 300	USA.OK.OK101.MUSKOGEE.23700000
Tank # 410	USA.OK.OK101.MUSKOGEE.23700000
Tank # 420	USA.OK.OK101.MUSKOGEE.23700000
Tank # 430	USA.OK.OK101.MUSKOGEE.23700000
1000 GAL EXPANSION TANK 48 INCH DIA WITH STANDS	USA.OK.OK101.MUSKOGEE.23700000
ENGINEERING COSTS EXPAN TANK PROJECT	USA.OK.OK101.MUSKOGEE.23700000
TANK #115 FLOOR REPLACEMENT	USA.OK.OK101.MUSKOGEE.23700000
TANK 111 COIL PROJECT	USA.OK.OK101.MUSKOGEE.23700000
DROP OUT SKID	USA.OK.OK101.MUSKOGEE.23700000
AFE 70110166	USA.OK.OK101.MUSKOGEE.23700000
AFE 70110166	USA.OK.OK101.MUSKOGEE.23700000
AFE 70110166	USA.OK.OK101.MUSKOGEE.23700000
AFE 70110166	USA.OK.OK101.MUSKOGEE.23700000
AFE 70110163	USA.OK.OK101.MUSKOGEE.23700000
AFE 100166 tax	USA.OK.OK101.MUSKOGEE.23700000
Emersion Heater	USA.OK.OK101.MUSKOGEE.23700000
Emersion Heater	USA.OK.OK101.MUSKOGEE.23700000
STRAINER OVEN	USA.OK.OK101.MUSKOGEE.23700000
CLEANING FURNACE FOR BURNING STRAINERS	USA.OK.OK101.MUSKOGEE.23700000
EXPAN TANK TOWER & CONCRETE PAD & NEW PIPING	USA.OK.OK101.MUSKOGEE.23700000
FURNACE INSTALLATION	USA.OK.OK101.MUSKOGEE.23700000
MISC PIPING/VALVES/FTTGS	USA.OK.OK101.MUSKOGEE.23700000
ORIFICE	USA.OK.OK101.MUSKOGEE.23700000
MISC FTTGS	USA.OK.OK101.MUSKOGEE.23700000
HEATER & CONTROL	USA.OK.OK101.MUSKOGEE.23700000
RADAR LEVEL TRANSMITTER	USA.OK.OK101.MUSKOGEE.23700000
HEAT TRACE	USA.OK.OK101.MUSKOGEE.23700000
HEAT TRACE PRODUCTS	USA.OK.OK101.MUSKOGEE.23700000
PUMP HOUSE	USA.OK.OK101.MUSKOGEE.23700000
WIRE HEAT TRACE LOAD RACK & PUMP	USA.OK.OK101.MUSKOGEE.23700000
EXTENDER LINE	USA.OK.OK101.MUSKOGEE.23700000
HEAT TRACE ON UNDERHEATED LINES	USA.OK.OK101.MUSKOGEE.23700000
CMF400M SENSOR QTY 2 AFE070110226	USA.OK.OK101.MUSKOGEE.23700000
GEAR BOX FOR S/N 104941 AFE070110221	USA.OK.OK101.MUSKOGEE.23700000
DRIVE	USA.OK.OK101.MUSKOGEE.23700000
5 INCH LINE ON RACK	USA.OK.OK101.MUSKOGEE.23700000
PIPE IN 4 VIKING PUMPS	USA.OK.OK101.MUSKOGEE.23700000
ELECTRIC FOR BLEND UNIT	USA.OK.OK101.MUSKOGEE.23700000
WIRE 3 MOTORS E-BLENDER	USA.OK.OK101.MUSKOGEE.23700000
STEEL FOR OVERHEAD CRANE	USA.OK.OK101.MUSKOGEE.23700000
5600 BASE TANK 110 AFE070110163	USA.OK.OK101.MUSKOGEE.23700000	1363628
CAPITALIZED INTEREST	USA.OK.OK101.MUSKOGEE.23700000
VALVES / FTTGS / PIPING	USA.OK.OK101.MUSKOGEE.23700000
CONVEYOR STRUCTURAL STEEL	USA.OK.OK101.MUSKOGEE.23700000
HOPPER	USA.OK.OK101.MUSKOGEE.23700000
INSULATION OF MIX TANKS & PIPING	USA.OK.OK101.MUSKOGEE.23700000
VARIABLE FREQUENCY DRIVE	USA.OK.OK101.MUSKOGEE.23700000
REBUILD GEARBOX	USA.OK.OK101.MUSKOGEE.23700000
STRAINER HOIST	USA.OK.OK101.MUSKOGEE.23700000
PUMP UPGRADES-MIX TANK	USA.OK.OK101.MUSKOGEE.23700000
PRO LITE RADAR GAUGE QTY-5	USA.OK.OK101.MUSKOGEE.23700000
LIFTING PLATE FOR BAG PRODUCTS	USA.OK.OK101.MUSKOGEE.23700000
MODIFY TOUCH SCREEN PANEL FOR HEATER CONTROL	USA.OK.OK101.MUSKOGEE.23700000
PUMP-VIKING H224A	USA.OK.OK101.MUSKOGEE.23700000
CIRCULATION SYSTEM/POLYMER DELIVERY SYSTEM	USA.OK.OK101.MUSKOGEE.23700000
MIX TANK ELECTRICAL INSTALLATION	USA.OK.OK101.MUSKOGEE.23700000
ELECTRICAL TEMP CONTROL IN POLY TKS 150&151	USA.OK.OK101.MUSKOGEE.23700000
CATWALKS PLATFORM & HANDRAILS	USA.OK.OK101.MUSKOGEE.23700000
ADDTL STRUCTURAL CONCRETE/ADVISED PIPING	USA.OK.OK101.MUSKOGEE.23700000
200 AMP 480V THREE PHASE PANEL BOARD	USA.OK.OK101.MUSKOGEE.23700000
RECEPTACLES - GENERAL / WINCH	USA.OK.OK101.MUSKOGEE.23700000
THERMOCOUPLES/WIRE FOR TANKS 150 & 151	USA.OK.OK101.MUSKOGEE.23700000
WIRE FOR MIXING TANKS, GATE MOTORS, AND CHANGE TOP AUGER	USA.OK.OK101.MUSKOGEE.23700000
SOLONOIDS FOR TANK 150 AND 151 GATES	USA.OK.OK101.MUSKOGEE.23700000
HALIDE LIGHTS ON TANK 151	USA.OK.OK101.MUSKOGEE.23700000
DISCONNECT FOR 1151 MIXER MOTOR/TANK FEEDERS	USA.OK.OK101.MUSKOGEE.23700000
EMT - TANKS 150 & 151	USA.OK.OK101.MUSKOGEE.23700000
FTTGS - TANK 115 FLOOR REPLACEMENT	USA.OK.OK101.MUSKOGEE.23700000
PRO LITE RADAR GAUGES QTY-6	USA.OK.OK101.MUSKOGEE.23700000
PIPING/VALVES/FTTGS	USA.OK.OK101.MUSKOGEE.23700000
TANK 111 ELECTRIC TO BLENDER MOTOR	USA.OK.OK101.MUSKOGEE.23700000
PIPING/VALVES/FTTGS TANK 111 COIL	USA.OK.OK101.MUSKOGEE.23700000
CONSTRUCTION TRUCK LOADING H2S REMOVAL	USA.OK.OK101.MUSKOGEE.23700000
SULFUR PIPING, FTTGS & VALVES	USA.OK.OK101.MUSKOGEE.23700000
WIRING FOR RADAR GAUGES	USA.OK.OK101.MUSKOGEE.23700000
LUBSOIL HEAT TRANS 250	USA.OK.OK101.MUSKOGEE.23700000
PVF - H2S REMOVAL	USA.OK.OK101.MUSKOGEE.23700000
ELECTRICAL-2ND SULFUR INJECTION PT	USA.OK.OK101.MUSKOGEE.23700000
NEW SULPHUR LINE-TANK 111 PROJECT	USA.OK.OK101.MUSKOGEE.23700000
PUMP HOUSE LINES-TANK 111 PROJECT	USA.OK.OK101.MUSKOGEE.23700000
MISTFIX H2S MIST ELIMINATOR	USA.OK.OK101.MUSKOGEE.23700000
H2S MIST ELIMINATOR (SIDE EXHAUST)	USA.OK.OK101.MUSKOGEE.23700000
DROP OUT TANK	USA.OK.OK101.MUSKOGEE.23700000
TAXES-PIPING & FINS FOR FINTUBES	USA.OK.OK101.MUSKOGEE.23700000
PRESSURE BLOWER	USA.OK.OK101.MUSKOGEE.23700000
TANK 151 MIXER GEARBOX	USA.OK.OK101.MUSKOGEE.23700000
PIPING & FINS FOR FINTUBES	USA.OK.OK101.MUSKOGEE.23700000
TRUCK LOADING HOODS QTY-2	USA.OK.OK101.MUSKOGEE.23700000
EXHAUST HOSE	USA.OK.OK101.MUSKOGEE.23700000
AFE 100030	USA.OK.OK101.MUSKOGEE.23700000
VIKING N324A LOADING PUMP	USA.OK.OK101.MUSKOGEE.23700000
1992 CHEV CK 10 PICKUP	USA.MO.MO159.SEDALIA.23760000	1GCEC14Z0NZ1688
General Lab Equipment	USA.MO.MO159.SEDALIA.23760000
General Plant Equipment	USA.MO.MO159.SEDALIA.23760000
Tank # 32	USA.MO.MO159.SEDALIA.23760000
Tank # 405 formerly Tank # 106	USA.MO.MO159.SEDALIA.23760000
Tank # 205 formerly Tank # 108	USA.MO.MO159.SEDALIA.23760000
Tank # 201	USA.MO.MO159.SEDALIA.23760000
Tank # 203 formerly Tank # 202	USA.MO.MO159.SEDALIA.23760000
Tank # 202 formerly Tank # 203	USA.MO.MO159.SEDALIA.23760000
Tank # 204	USA.MO.MO159.SEDALIA.23760000
Tank # 401 formerly Tank # 205	USA.MO.MO159.SEDALIA.23760000
Tank # 403 formerly Tank # 206	USA.MO.MO159.SEDALIA.23760000
Tank # 402 formerly Tank # 207	USA.MO.MO159.SEDALIA.23760000
Tank # 404 formerly Tank # 208	USA.MO.MO159.SEDALIA.23760000
Tank # 300	USA.MO.MO159.SEDALIA.23760000
Tank # 301	USA.MO.MO159.SEDALIA.23760000
Tank #206 formerly Tank # 302	USA.MO.MO159.SEDALIA.23760000
Tank # 310	USA.MO.MO159.SEDALIA.23760000
Tank # 320	USA.MO.MO159.SEDALIA.23760000
Tank # 340	USA.MO.MO159.SEDALIA.23760000
Tank # 500	USA.MO.MO159.SEDALIA.23760000
Tank # 501	USA.MO.MO159.SEDALIA.23760000
Tank # 520 is actually Tank # 510	USA.MO.MO159.SEDALIA.23760000
RESTORE 42000 GAL FUEL OIL TANK TO FINISHED PROD SERVICE	USA.MO.MO159.SEDALIA.23760000
RESTORE 42000 GAL FUEL OIL TANK TO FINISHED PROD SERVICE	USA.MO.MO159.SEDALIA.23760000
RESTORE 42000 GAL FUEL OIL TANK TO FINISHED PROD SERVICE	USA.MO.MO159.SEDALIA.23760000
RESTORE 42000 GAL FUEL OIL TANK TO FINISHED PROD SERVICE	USA.MO.MO159.SEDALIA.23760000
RESTORE 42000 GAL FUEL OIL TANK TO FINISHED PROD SERVICE	USA.MO.MO159.SEDALIA.23760000
HCL TANK 6500 GAL 120IN D X 220IN H	USA.MO.MO159.SEDALIA.23760000
TANK PADS	USA.MO.MO159.SEDALIA.23760000
INSTALL TANKS /RELOCATE TANK 302/ PIPING	USA.MO.MO159.SEDALIA.23760000
TANK 10000 GAL VERTICAL 10FT X 17FT	USA.MO.MO159.SEDALIA.23760000
TANK 12000 GAL VERTICAL 10FT X 21FT	USA.MO.MO159.SEDALIA.23760000
TANK 40000 GAL VERTICAL 14FT X 35FT	USA.MO.MO159.SEDALIA.23760000
CATIONIC SOAP TANK 12FT X 19FT 16,000 GAL	USA.MO.MO159.SEDALIA.23760000
ACID SCRUBBER TANK 4FT X 4FT 388 GAL	USA.MO.MO159.SEDALIA.23760000
INSULATION - TANK 405	USA.MO.MO159.SEDALIA.23760000
INSULATION - TANK 311	USA.MO.MO159.SEDALIA.23760000
Emulsion Mill	USA.MO.MO159.SEDALIA.23760000
MISC FTTGS	USA.MO.MO159.SEDALIA.23760000
PRECISION DIGITAL CONSOLIDATOR	USA.MO.MO159.SEDALIA.23760000
CONSTRUCTION	USA.MO.MO159.SEDALIA.23760000
CAPITALIZED INTEREST	USA.MO.MO159.SEDALIA.23760000
AIR PERMITTING	USA.MO.MO159.SEDALIA.23760000
PIPING & PIPE SUPPORTS	USA.MO.MO159.SEDALIA.23760000
AFE070110451/CONSTR MGMT	USA.MO.MO159.SEDALIA.23760000
PIPING/FTTGS/VALVES	USA.MO.MO159.SEDALIA.23760000
ACID & CAT SOLUTION PIPING	USA.MO.MO159.SEDALIA.23760000
HEAT EXCHANGER	USA.MO.MO159.SEDALIA.23760000
COOLING TOWER	USA.MO.MO159.SEDALIA.23760000
GOULDS & VIKING PUMP KITS QTY-3	USA.MO.MO159.SEDALIA.23760000
PUMP WITH PADDLEWHEEL & TRANSMITTER	USA.MO.MO159.SEDALIA.23760000
HV-1.5 MIXER	USA.MO.MO159.SEDALIA.23760000	105847-1
HV-3 MIXER QTY-2	USA.MO.MO159.SEDALIA.23760000	105487-2 & 1054
HV-2 MIXER	USA.MO.MO159.SEDALIA.23760000	105847-4
ELECTRICAL-CATIONIC EMULSION ADDITION	USA.MO.MO159.SEDALIA.23760000
METERS	USA.MO.MO159.SEDALIA.23760000
VIKING AK-4195-D GEAR PUMP	USA.MO.MO159.SEDALIA.23760000
PUMP HOIZ CNTRFGL MAG	USA.MO.MO159.SEDALIA.23760000
LIQUID LEVEL INDICATORS	USA.MO.MO159.SEDALIA.23760000
SAAB RADAR GAUGES QTY-3 FOR TANKS 206, 405, AND 406	USA.MO.MO159.SEDALIA.23760000
CENTRIFUGAL PUMP FOR STORMWATER POND	USA.MO.MO159.SEDALIA.23760000
ACID TANK PVF	USA.MO.MO159.SEDALIA.23760000
GAUGE START UP TNKS 206,405,406	USA.MO.MO159.SEDALIA.23760000
EMULSION PUMP VIKING MODEL HJ4195	USA.MO.MO159.SEDALIA.23760000
ELECTRIC - ENCLOSURE PIPE FITTERS NEAR MILL MOTOR	USA.MO.MO159.SEDALIA.23760000
FREQ DRIVE FOR TOTE PUMP	USA.MO.MO159.SEDALIA.23760000
STARTER & WIRING FOR POND PUMP	USA.MO.MO159.SEDALIA.23760000
MANIFOLD PUSHBUTTON STATION	USA.MO.MO159.SEDALIA.23760000
1997 FORD F-250 HD	USA.IN.IN085.WARSAW.23790000	3FTHF25HXVMA591
SAND	USA.IN.IN085.WARSAW.23790000
Dynamic Shear Rheometer	USA.IN.IN085.WARSAW.23790000
General Lab Equipment	USA.IN.IN085.WARSAW.23790000
General Plant Equipment	USA.IN.IN085.WARSAW.23790000
FORKLIFT	USA.IN.IN085.WARSAW.23790000	P1F2-9H0581
Tank # 201	USA.IN.IN085.WARSAW.23790000
Tank # 202	USA.IN.IN085.WARSAW.23790000
Tank # 203	USA.IN.IN085.WARSAW.23790000
Tank # 204	USA.IN.IN085.WARSAW.23790000
Tank # 205	USA.IN.IN085.WARSAW.23790000
Tank # 206	USA.IN.IN085.WARSAW.23790000
Tank # 207	USA.IN.IN085.WARSAW.23790000
Tank # 208	USA.IN.IN085.WARSAW.23790000
Tank # 209	USA.IN.IN085.WARSAW.23790000
Tank # 210	USA.IN.IN085.WARSAW.23790000
Tank # 211	USA.IN.IN085.WARSAW.23790000
Tank # 212	USA.IN.IN085.WARSAW.23790000
Tank # 300	USA.IN.IN085.WARSAW.23790000
Tank # 301	USA.IN.IN085.WARSAW.23790000
Tank # 302	USA.IN.IN085.WARSAW.23790000
Tank # 303	USA.IN.IN085.WARSAW.23790000
Tank # 304	USA.IN.IN085.WARSAW.23790000
Tank # 305	USA.IN.IN085.WARSAW.23790000
Tank # 340	USA.IN.IN085.WARSAW.23790000
Tank # 341	USA.IN.IN085.WARSAW.23790000
Tank # 400	USA.IN.IN085.WARSAW.23790000
Tank # 401	USA.IN.IN085.WARSAW.23790000
Tank # 410	USA.IN.IN085.WARSAW.23790000
Tank # 500	USA.IN.IN085.WARSAW.23790000
Tank # 501	USA.IN.IN085.WARSAW.23790000
Tank # 520	USA.IN.IN085.WARSAW.23790000
Tank # 521	USA.IN.IN085.WARSAW.23790000
Tank # 530	USA.IN.IN085.WARSAW.23790000
ACID TANK	USA.IN.IN085.WARSAW.23790000
15 FT X 32 FT TALL STORAGE TANK	USA.IN.IN085.WARSAW.23790000
TANK INSULATION 15FT X 32FT	USA.IN.IN085.WARSAW.23790000
HV-3 MIXER TANK 18	USA.CA.CA071.FONTANA.05230000	105933-3
Direct Fire Heater	USA.IN.IN085.WARSAW.23790000
Direct Fire Heater	USA.IN.IN085.WARSAW.23790000
Direct Fire Heater	USA.IN.IN085.WARSAW.23790000
Pumps	USA.IN.IN085.WARSAW.23790000
Emulsion Mill	USA.IN.IN085.WARSAW.23790000
HEAT TRACE FOR ACID TANK	USA.IN.IN085.WARSAW.23790000
TRACE FOR ACID LINE	USA.IN.IN085.WARSAW.23790000
PIPING	USA.IN.IN085.WARSAW.23790000
MASS FLOW METER	USA.IN.IN085.WARSAW.23790000
PIPING & FTTGS ASPHALT LINE	USA.IN.IN085.WARSAW.23790000
STATIC MIXER	USA.IN.IN085.WARSAW.23790000
PIPING & FTTGS	USA.IN.IN085.WARSAW.23790000
MISC FTTGS	USA.IN.IN085.WARSAW.23790000
INSULATION FOR ASPHALT LINE	USA.IN.IN085.WARSAW.23790000
GAUGES FOR ACID TANK	USA.IN.IN085.WARSAW.23790000
SAFETY SHOWERS @ RAIL LINE	USA.IN.IN085.WARSAW.23790000
REFUND	USA.IN.IN085.WARSAW.23790000
PIPE/VALVES & FITTINGS-SOAP BATCHING SYSTEM	USA.IN.IN085.WARSAW.23790000
ELECTRICAL-SOAP BATCHING SYSTEM	USA.IN.IN085.WARSAW.23790000
WIRE GAUGES	USA.IN.IN085.WARSAW.23790000
PIPING/VALVES/FTTGS	USA.IN.IN085.WARSAW.23790000
INSTRUMENTATION/CFM300	USA.IN.IN085.WARSAW.23790000
MICROMOTION COVER/PIPES,VALVES,FITTINGS	USA.IN.IN085.WARSAW.23790000
VALVES	USA.IN.IN085.WARSAW.23790000
FTTGS TANK #211 REPL	USA.IN.IN085.WARSAW.23790000
MASS FLOW METER	USA.IN.IN085.WARSAW.23790000
MASS FLOW METER	USA.IN.IN085.WARSAW.23790000
PRO LITE GAUGE	USA.IN.IN085.WARSAW.23790000
PIPING INSULATION	USA.IN.IN085.WARSAW.23790000
ELECTRICAL EMULSION LOAD RACK AUTOMATION	USA.IN.IN085.WARSAW.23790000
WIRE TANK 211 SAAB CONTROL	USA.IN.IN085.WARSAW.23790000
1993 GMC SIERRA	USA.CO.CO001.COMMERCE C.40100000	1GTFC24K5PE5316
General Lab Equipment	USA.CO.CO001.COMMERCE C.40100000
General Plant Equipment	USA.CO.CO001.COMMERCE C.40100000
Tank # 201	USA.CO.CO001.COMMERCE C.40100000
Tank # 202	USA.CO.CO001.COMMERCE C.40100000
Tank # 203	USA.CO.CO001.COMMERCE C.40100000
Tank # 207	USA.CO.CO001.COMMERCE C.40100000
Tank # 208	USA.CO.CO001.COMMERCE C.40100000
Tank # 209	USA.CO.CO001.COMMERCE C.40100000
Tank # 254	USA.CO.CO001.COMMERCE C.40100000
Tank # 255	USA.CO.CO001.COMMERCE C.40100000
Tank # 256	USA.CO.CO001.COMMERCE C.40100000
Tank # 257	USA.CO.CO001.COMMERCE C.40100000
Tank # 258	USA.CO.CO001.COMMERCE C.40100000
Tank # 259	USA.CO.CO001.COMMERCE C.40100000
Tank # 260	USA.CO.CO001.COMMERCE C.40100000
Tank # 261	USA.CO.CO001.COMMERCE C.40100000
Tank # 262	USA.CO.CO001.COMMERCE C.40100000
Tank # 299	USA.CO.CO001.COMMERCE C.40100000
Tank # 300	USA.CO.CO001.COMMERCE C.40100000
Tank # 301	USA.CO.CO001.COMMERCE C.40100000
Tank # 302	USA.CO.CO001.COMMERCE C.40100000
Tank # 303	USA.CO.CO001.COMMERCE C.40100000
Tank # 304	USA.CO.CO001.COMMERCE C.40100000
Tank # 305	USA.CO.CO001.COMMERCE C.40100000
Tank # 306	USA.CO.CO001.COMMERCE C.40100000
Tank # 307	USA.CO.CO001.COMMERCE C.40100000
Tank # 340	USA.CO.CO001.COMMERCE C.40100000
Tank # 401	USA.CO.CO001.COMMERCE C.40100000
Tank # 497	USA.CO.CO001.COMMERCE C.40100000
Tank # 498	USA.CO.CO001.COMMERCE C.40100000
Tank # 499	USA.CO.CO001.COMMERCE C.40100000
Tank # 501	USA.CO.CO001.COMMERCE C.40100000
Tank # 502	USA.CO.CO001.COMMERCE C.40100000
INSULATION - TANK REPAIR	USA.CO.CO001.COMMERCE C.40100000
INSULATION - TANKS	USA.CO.CO001.COMMERCE C.40100000
Emulsion Mill	USA.CO.CO001.COMMERCE C.40100000
Emulsion Mill	USA.CO.CO001.COMMERCE C.40100000
TRUCK SCALE CENTURION 72 X 11 FT AFE 70210189	USA.CO.CO001.COMMERCE C.40100000
2 INCH PIPING AT TANK & 4 INCH LINE AFE070210189	USA.CO.CO001.COMMERCE C.40100000
ELECTRICAL FOR SCALES AFE070210189	USA.CO.CO001.COMMERCE C.40100000
WALKWAY AROUND TANK FARM	USA.CO.CO001.COMMERCE C.40100000
GOLDLINE LOADING RACK PLATFORM	USA.CO.CO001.COMMERCE C.40100000
AUTOMATED CONTROL SYSTEM	USA.CO.CO001.COMMERCE C.40100000
1.5" MAXFLO	USA.CO.CO001.COMMERCE C.40100000
ELECTRIC-DENVER K AUTOMATION	USA.CO.CO001.COMMERCE C.40100000
ROPER W/ CARB BSHGS, GR PUMP CARB BSHGS, BALDOR 3HP LOVE JOY HUBS/SPI	USA.CO.CO001.COMMERCE C.40100000
TANK RADAR GAUGES	USA.CO.CO001.COMMERCE C.40100000
4 INCH PIPE TO LOAD RACK	USA.CO.CO001.COMMERCE C.40100000
ELECTRIC - LOGIC CONTROL	USA.CO.CO001.COMMERCE C.40100000
ELECTRIC - SAAB GAUGES	USA.CO.CO001.COMMERCE C.40100000
INSULATION - STRAINER	USA.CO.CO001.COMMERCE C.40100000
1996 FORD F-150	USA.CO.CO001.COMMERCE C.40110000	1FTEX14NXTKA475
RF MODEMS & PRINTERS FOR SCALES	USA.CO.CO001.COMMERCE C.40110000
Bending Beam Rheometer	USA.CO.CO001.COMMERCE C.40110000
General Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Grinder	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
Lab Equipment	USA.CO.CO001.COMMERCE C.40110000
CAT Forklift	USA.CO.CO001.COMMERCE C.40110000
General Plant Equipment	USA.CO.CO001.COMMERCE C.40110000
86175 - SPARE MP-10S MILL	USA.CO.CO001.COMMERCE C.40110000
DSR 070210194	USA.CO.CO001.COMMERCE C.40110000
Tank # 302	USA.CO.CO001.COMMERCE C.40110000
Tank # 304	USA.CO.CO001.COMMERCE C.40110000
Tank # 306	USA.CO.CO001.COMMERCE C.40110000
Tank # 324	USA.CO.CO001.COMMERCE C.40110000
Tank # 326	USA.CO.CO001.COMMERCE C.40110000
Tank # 301	USA.CO.CO001.COMMERCE C.40110000
Tank # 305	USA.CO.CO001.COMMERCE C.40110000
Tank # 308	USA.CO.CO001.COMMERCE C.40110000
Tank # 309	USA.CO.CO001.COMMERCE C.40110000
Tank # 310	USA.CO.CO001.COMMERCE C.40110000
INSULATION TANK #308	USA.CO.CO001.COMMERCE C.40110000
INSTALLATION CHRGS TANK 308 INSULATION	USA.CO.CO001.COMMERCE C.40110000
INSTALLATION CHRGS TANK 308 INSULATION	USA.CO.CO001.COMMERCE C.40110000
TANK 310 ROOF	USA.CO.CO001.COMMERCE C.40110000
TANK 310 WORK NEW ROOF PROJECT	USA.CO.CO001.COMMERCE C.40110000
TANK 314 COILS	USA.CO.CO001.COMMERCE C.40110000
TANK 314 INSULATION	USA.CO.CO001.COMMERCE C.40110000
TANK 314 FLOOR	USA.CO.CO001.COMMERCE C.40110000
TANK 314 ROOF	USA.CO.CO001.COMMERCE C.40110000
TANK 314 ROOF/DOOR SHEET	USA.CO.CO001.COMMERCE C.40110000
MOLTEN SULFUR TANK-5600 GAL VERT 8FT DIA X 15FT TALL	USA.CO.CO001.COMMERCE C.40110000
COILS FOR SULFUR TANK	USA.CO.CO001.COMMERCE C.40110000
INSULATION - SULFUR TANK 10FT X 18FT	USA.CO.CO001.COMMERCE C.40110000
TANK 314 WORK	USA.CO.CO001.COMMERCE C.40110000
AFE 070210068	USA.CO.CO001.COMMERCE C.40110000
AFE 100082	USA.CO.CO001.COMMERCE C.40110000
AFE 100082	USA.CO.CO001.COMMERCE C.40110000
AFE 100082	USA.CO.CO001.COMMERCE C.40110000
AFE 100099	USA.CO.CO001.COMMERCE C.40110000
AFE 100082	USA.CO.CO001.COMMERCE C.40110000
AFE 100040	USA.CO.CO001.COMMERCE C.40110000
AFE070210082	USA.CO.CO001.COMMERCE C.40110000
ELECTRICAL AFE070210189	USA.CO.CO001.COMMERCE C.40110000
OIL HEATER	USA.CO.CO001.COMMERCE C.40110000
330 Gal IBC Paratherm HE Heat Transfer Fluid	USA.CO.CO001.COMMERCE C.40110000
PRECISION DIGITAL QTY-3 AFE 070210040	USA.CO.CO001.COMMERCE C.40110000
MISC CONSTRUCTION CHRGS	USA.CO.CO001.COMMERCE C.40110000
LITE HEAD WITH ANALOG OUTPUT	USA.CO.CO001.COMMERCE C.40110000
ADAMS CITY STEEL AFE 070210040	USA.CO.CO001.COMMERCE C.40110000
LOADING RACK FOR TANK TRUCK/SAFEWALK BRIDGE AFE 070210040	USA.CO.CO001.COMMERCE C.40110000
PUMP	USA.CO.CO001.COMMERCE C.40110000
MIXER INSTALLATION CHRGS	USA.CO.CO001.COMMERCE C.40110000
GPE CONTROLS AFE 100043	USA.CO.CO001.COMMERCE C.40110000
MIX TANK 1 & 2 PUMPS/REACTION TANK PUMP AFE 100040	USA.CO.CO001.COMMERCE C.40110000
RAIL LINE CONVERSION-PMA TRANSFER AFE 100040	USA.CO.CO001.COMMERCE C.40110000
OSHA CAGED LADDER FOR VERT TANK	USA.CO.CO001.COMMERCE C.40110000
BOTTOM SUCTION PIPING 8 INCH AFE 100040	USA.CO.CO001.COMMERCE C.40110000
TRERICE BIMETAL PLUS	USA.CO.CO001.COMMERCE C.40110000
MURPHY LEVEL SWITCHES AFE 100082	USA.CO.CO001.COMMERCE C.40110000
MIXER TO-40-L62 AFE 100040	USA.CO.CO001.COMMERCE C.40110000	105441-1
MIXER TO-60-L82 AFE 100099	USA.CO.CO001.COMMERCE C.40110000	105447-1
MISC CONSTRUCTION CHRGS	USA.CO.CO001.COMMERCE C.40110000
MISC FTTGS/VALVES/PIPING AFE 100082	USA.CO.CO001.COMMERCE C.40110000
MISC FTTGS/VALVES/PIPING AFE 100040	USA.CO.CO001.COMMERCE C.40110000
WIRE LOW RACK #1 PUMP AFE 100040	USA.CO.CO001.COMMERCE C.40110000
M-D AIR POWER UNIT AFE 100040	USA.CO.CO001.COMMERCE C.40110000
STEAM TRAPS AFE 100040	USA.CO.CO001.COMMERCE C.40110000
ELECTRIC FOR MIXER	USA.CO.CO001.COMMERCE C.40110000
PIPING INSULATION AFE 100082	USA.CO.CO001.COMMERCE C.40110000
NAMUR DRIVE BLOCK/2 INCH 9150 AFE 100040	USA.CO.CO001.COMMERCE C.40110000
DEAN PUMP MODEL RA3146 100082	USA.CO.CO001.COMMERCE C.40110000	164901
MISC ELECTRIC FTTGS AFE 100040	USA.CO.CO001.COMMERCE C.40110000
VORTEX FLOWMETER QTY-9 AFE 100082	USA.CO.CO001.COMMERCE C.40110000
REGULATOR 2 INCH AFE 100082	USA.CO.CO001.COMMERCE C.40110000
LOADING RACK CANOPY / PAD AFE 100040	USA.CO.CO001.COMMERCE C.40110000
HEATING CABLE/THERMOSTAT/METER/RELAYS AFE 100077	USA.CO.CO001.COMMERCE C.40110000
MISC FTTGS AFE 100077	USA.CO.CO001.COMMERCE C.40110000
MISC FTTGS/VALVES/PIPING AFE 100040	USA.CO.CO001.COMMERCE C.40110000
PIPING & LOAD RACK AFE070210099	USA.CO.CO001.COMMERCE C.40110000
ELECTRIC PANELS AFE070210174	USA.CO.CO001.COMMERCE C.40110000
PROF SERV - USE PERMIT AFE070210040	USA.CO.CO001.COMMERCE C.40110000
VIKING 6 INCH CAST IRON STRAINER AFE070210040	USA.CO.CO001.COMMERCE C.40110000
INSULATE PIPING & ADDITIVE TANK AFE070210077	USA.CO.CO001.COMMERCE C.40110000
MISC FTTGS/VALVES/PIPING	USA.CO.CO001.COMMERCE C.40110000
INSULATION	USA.CO.CO001.COMMERCE C.40110000
INSULATION-PIPING AFE070210040	USA.CO.CO001.COMMERCE C.40110000
STEAM LINE	USA.CO.CO001.COMMERCE C.40110000
ELECTRIC WORK AFE070210040	USA.CO.CO001.COMMERCE C.40110000
FABRICATION AFE070210040	USA.CO.CO001.COMMERCE C.40110000
NPT FREE FLOAT QTY (6)	USA.CO.CO001.COMMERCE C.40110000
STEAM & CONDENSATE LINES	USA.CO.CO001.COMMERCE C.40110000
MISC FTTGS	USA.CO.CO001.COMMERCE C.40110000
HOSE ASSY	USA.CO.CO001.COMMERCE C.40110000
ELEC-LOAD RACK #2 & SULPHUR PUMP	USA.CO.CO001.COMMERCE C.40110000
METAL HOSES QTY - 7	USA.CO.CO001.COMMERCE C.40110000
INSULATION HEATER PIPING AFE070210082	USA.CO.CO001.COMMERCE C.40110000
INSULATION RAIL LINE STEAM PIPING	USA.CO.CO001.COMMERCE C.40110000
LOAD RACK #3 ELECTRIC	USA.CO.CO001.COMMERCE C.40110000
TRASOR CORP	USA.CO.CO001.COMMERCE C.40110000
FIBERGLASS DUCT WORK & FTTGS	USA.CO.CO001.COMMERCE C.40110000
LINKAGE KITS QTY 9 AFE070210081	USA.CO.CO001.COMMERCE C.40110000
MIX MOTORS/PUMPS FOR MIX TANKS AFE070210099	USA.CO.CO001.COMMERCE C.40110000
ACOUSTICAL SCREEN/WHEEL CHOCK	USA.CO.CO001.COMMERCE C.40110000
TANK CONVEYOR	USA.CO.CO001.COMMERCE C.40110000
WALKOVERS	USA.CO.CO001.COMMERCE C.40110000
CONDENSATE/STEAM/WATER LINES	USA.CO.CO001.COMMERCE C.40110000
MISC ELECTRIC	USA.CO.CO001.COMMERCE C.40110000
ELEC-BLOWER SYSTEM FOR MIX TANK	USA.CO.CO001.COMMERCE C.40110000
INSULATION TANK 302	USA.CO.CO001.COMMERCE C.40110000
CONDUIT	USA.CO.CO001.COMMERCE C.40110000
TANK WORK/HO LINES/INSTALL COLUMNS	USA.CO.CO001.COMMERCE C.40110000
6 INCH LINE	USA.CO.CO001.COMMERCE C.40110000
CAPITALIZED INTEREST ADJUST	USA.CO.CO001.COMMERCE C.40110000
MIXER - TANK 308 & 310	USA.CO.CO001.COMMERCE C.40110000	105863-1 & 1058
WIRING - MIXERS	USA.CO.CO001.COMMERCE C.40110000
MISC VALVES & FTTGS TANK 314	USA.CO.CO001.COMMERCE C.40110000
STRUCTRUAL STEEL TANK 314	USA.CO.CO001.COMMERCE C.40110000
MIXER NOZZLES TKS 308, 310, 312, 314	USA.CO.CO001.COMMERCE C.40110000
B-TEK CENTURION TRUCK SCALE QTY-2	USA.CO.CO001.COMMERCE C.40110000
SULFUR SYSTEM LINES & PVF	USA.CO.CO001.COMMERCE C.40110000
150# G/H COVER FLANGE TYPE	USA.CO.CO001.COMMERCE C.40110000
PVF FOR LOAD RACK SCALES	USA.CO.CO001.COMMERCE C.40110000
SULFUR LINE PIPE SUPPORTS	USA.CO.CO001.COMMERCE C.40110000
WESTERN AURORA 45/DIGITAL WEIGHT INDICATORS	USA.CO.CO001.COMMERCE C.40110000	1476 & 1478
POLYMER HOIST/TROLLEY (2 TON)	USA.CO.CO001.COMMERCE C.40110000
ROSEMOUNT 5300 WAVE RADAR GAUGE/SIGNAL INDICATOR	USA.CO.CO001.COMMERCE C.40110000
METER SUPPORTS	USA.CO.CO001.COMMERCE C.40110000
GOLDLINE SAFE-WALK PLATFORM EXTENSION	USA.CO.CO001.COMMERCE C.40110000
FLOWMETER & CONVERTER	USA.CO.CO001.COMMERCE C.40110000
SCALE WIRING FOR RACKS	USA.CO.CO001.COMMERCE C.40110000
SV800 SAMPLING VALVE	USA.CO.CO001.COMMERCE C.40110000
WIRING - NEW GANTRY CRANE	USA.CO.CO001.COMMERCE C.40110000
ELECTRIC - SULFUR SYSTEM	USA.CO.CO001.COMMERCE C.40110000
HEATING CABLE	USA.CO.CO001.COMMERCE C.40110000
M1 CABLE ON SULFUR SYSTEM PIPING	USA.CO.CO001.COMMERCE C.40110000
TRANSMITTER	USA.CO.CO001.COMMERCE C.40110000
HEAT TRACE	USA.CO.CO001.COMMERCE C.40110000
CONTROLLER	USA.CO.CO001.COMMERCE C.40110000
SERVICES AFE070210040	USA.CO.CO001.COMMERCE C.40110000
Bending Beam Rheometer	USA.CO.CO101.PUEBLO.40120000
General Lab Equipment	USA.CO.CO101.PUEBLO.40120000
General Plant Equipment	USA.CO.CO101.PUEBLO.40120000
DSR AFE 100112	USA.CO.CO101.PUEBLO.40120000
Tank # 140	USA.CO.CO101.PUEBLO.40120000
Tank # 150	USA.CO.CO101.PUEBLO.40120000
Tank # 151	USA.CO.CO101.PUEBLO.40120000
Tank # 201	USA.CO.CO101.PUEBLO.40120000
Tank # 202	USA.CO.CO101.PUEBLO.40120000
Tank # 204	USA.CO.CO101.PUEBLO.40120000
Tank # 205	USA.CO.CO101.PUEBLO.40120000
Tank # 207	USA.CO.CO101.PUEBLO.40120000
Tank # 208	USA.CO.CO101.PUEBLO.40120000
Tank # 300	USA.CO.CO101.PUEBLO.40120000
Tank # 301	USA.CO.CO101.PUEBLO.40120000
Tank # 302	USA.CO.CO101.PUEBLO.40120000
Tank # 340	USA.CO.CO101.PUEBLO.40120000
Tank # 350	USA.CO.CO101.PUEBLO.40120000
Tank # 355	USA.CO.CO101.PUEBLO.40120000
Tank # 356	USA.CO.CO101.PUEBLO.40120000
Tank # 400	USA.CO.CO101.PUEBLO.40120000
Tank # 500	USA.CO.CO101.PUEBLO.40120000
Tank # 501	USA.CO.CO101.PUEBLO.40120000
Tank # 520	USA.CO.CO101.PUEBLO.40120000
TANKS - MIST ELIMINATION	USA.CO.CO101.PUEBLO.40120000
Emulsion Mill	USA.CO.CO101.PUEBLO.40120000
Blending System	USA.CO.CO101.PUEBLO.40120000
MIXER TO-40-L62	USA.CO.CO101.PUEBLO.40120000	105475-1
MIXER TO-40-L62 ADDITIONAL	USA.CO.CO101.PUEBLO.40120000
VIKING PUMP 5 INCH 30 HP RIGHT HAND	USA.CO.CO101.PUEBLO.40120000
VIKING PUMP RIGHT HAND N324A	USA.CO.CO101.PUEBLO.40120000
PUMP N423A LEFTHAND VIKING 30 HP	USA.CO.CO101.PUEBLO.40120000
FUME RECOVERY PVF	USA.CO.CO101.PUEBLO.40120000
H2S MIST ELIMINATOR QTY-2	USA.CO.CO101.PUEBLO.40120000
MISTFIX H2S MIST ELIMINATION	USA.CO.CO101.PUEBLO.40120000
SKID - MIST ELIMINATION	USA.CO.CO101.PUEBLO.40120000
VENTS-MIST ELIMINATION	USA.CO.CO101.PUEBLO.40120000
ELECTRIC-PUMPS/AGITATORS/HEAT TRACE	USA.CO.CO101.PUEBLO.40120000
NOZZLE INSTALL TANKS 111, 150 & 151	USA.CO.CO101.PUEBLO.40120000
PRESSURE BLOWER	USA.CO.CO101.PUEBLO.40120000
TWO CONCRETE PADS 8 FT X 14 FT	USA.CO.CO101.PUEBLO.40120000
ODOR SYSTEM PIPING	USA.CO.CO101.PUEBLO.40120000
Concrete Pads (2) for Odor System Blowers and Pumps	USA.CO.CO101.PUEBLO.40120000
MIST ELIMINATOR INSERTION	USA.CO.CO101.PUEBLO.40120000
1997 FORD F-150	USA.CO.CO077.GRAND JUNC.40130000	1FTDX1765VKB454
1990 FORD F-150	USA.CO.CO077.GRAND JUNC.40130000	1FTEX14N5LKB090
LICENSE OWNERSHIP TRANSFER	USA.CO.CO077.GRAND JUNC.40130000
DELTA V SYSTEM UPGRADES	USA.CO.CO077.GRAND JUNC.40130000
RAMP FOR TRUCK SCALES	USA.CO.CO077.GRAND JUNC.40130000
Bending Beam Rheometer	USA.CO.CO077.GRAND JUNC.40130000
General Lab Equipment	USA.CO.CO077.GRAND JUNC.40130000
General Plant Equipment	USA.CO.CO077.GRAND JUNC.40130000
FORKLIFT AFE070210273	USA.CO.CO077.GRAND JUNC.40130000	320371B
GORBEL GANTRY CRANE/YALE CHAIN HOIST	USA.CO.CO077.GRAND JUNC.40130000
AIR COMPRESSOR 20HP BASE MOUNTED	USA.CO.CO077.GRAND JUNC.40130000
PHYSICA SMARTPAVE RHEOMETER	USA.CO.CO077.GRAND JUNC.40130000
Tank # 200	USA.CO.CO077.GRAND JUNC.40130000
Tank # 202	USA.CO.CO077.GRAND JUNC.40130000
Tank # 203	USA.CO.CO077.GRAND JUNC.40130000
Tank # 204	USA.CO.CO077.GRAND JUNC.40130000
Tank # 205	USA.CO.CO077.GRAND JUNC.40130000
Tank # 171	USA.CO.CO077.GRAND JUNC.40130000
Tank # 257	USA.CO.CO077.GRAND JUNC.40130000
Tank # 296	USA.CO.CO077.GRAND JUNC.40130000
Tank # 300	USA.CO.CO077.GRAND JUNC.40130000
Tank # 301	USA.CO.CO077.GRAND JUNC.40130000
Tank # 302	USA.CO.CO077.GRAND JUNC.40130000
Tank # 305	USA.CO.CO077.GRAND JUNC.40130000
Tank # 344	USA.CO.CO077.GRAND JUNC.40130000
Tank # 353	USA.CO.CO077.GRAND JUNC.40130000
Tank # 355	USA.CO.CO077.GRAND JUNC.40130000
Tank # 400	USA.CO.CO077.GRAND JUNC.40130000
Tank # 430	USA.CO.CO077.GRAND JUNC.40130000
Tank # 501	USA.CO.CO077.GRAND JUNC.40130000
Tank # 502	USA.CO.CO077.GRAND JUNC.40130000
COILS TANK#200	USA.CO.CO077.GRAND JUNC.40130000
COILS TANK #201	USA.CO.CO077.GRAND JUNC.40130000
TANK BOTTOM #200	USA.CO.CO077.GRAND JUNC.40130000
TANK #201 FLOOR	USA.CO.CO077.GRAND JUNC.40130000
INSULATION-TANK 200 BOTTOM	USA.CO.CO077.GRAND JUNC.40130000
INSULATION-TANK 201 BOTTOM	USA.CO.CO077.GRAND JUNC.40130000
Batch Controller	USA.CO.CO077.GRAND JUNC.40130000
Emulsion Mill	USA.CO.CO077.GRAND JUNC.40130000
330 Gal IBC Paratherm HE Heat Transfer Fluid	USA.CO.CO077.GRAND JUNC.40130000
FORTRESS PRODUCTION EQUIPMENT	USA.CO.CO077.GRAND JUNC.40130000
COOLING TOWER & BASE AFE070210232	USA.CO.CO077.GRAND JUNC.40130000
HEAT EXCHANGER	USA.CO.CO077.GRAND JUNC.40130000
SQD	USA.CO.CO077.GRAND JUNC.40130000
30HP 460V 3PH PUMP AFE070210232	USA.CO.CO077.GRAND JUNC.40130000
SQD MODEL 6 MCC	USA.CO.CO077.GRAND JUNC.40130000
HV-25 MIXERS QTY-2	USA.CO.CO077.GRAND JUNC.40130000	105628-X
ODORFILTER SYSTEM	USA.CO.CO077.GRAND JUNC.40130000
POLYMER HOPPER	USA.CO.CO077.GRAND JUNC.40130000
CONCRETE PAD FOR VAPOR SYSTEM	USA.CO.CO077.GRAND JUNC.40130000
POLY ROOM MCC	USA.CO.CO077.GRAND JUNC.40130000
SQD MODEL 6 MCC	USA.CO.CO077.GRAND JUNC.40130000
MIX TANK CIRCULATION PUMP N32 VIKING	USA.CO.CO077.GRAND JUNC.40130000	11412029
MIX TANK CIRCULATION PIPING	USA.CO.CO077.GRAND JUNC.40130000
TCL-40-L62 MIXERS QTY-2	USA.CO.CO077.GRAND JUNC.40130000	105858-1 & 1058
HV-3 MIXER	USA.CO.CO077.GRAND JUNC.40130000	105859-1
VALVES-PMAC LINE FOR SULFUR & TRANSFERS	USA.CO.CO077.GRAND JUNC.40130000
VALVES	USA.CO.CO077.GRAND JUNC.40130000
SULFUR LINE 6 INCH	USA.CO.CO077.GRAND JUNC.40130000
INSTALL MIXER & NOZZLE ON TANK 109	USA.CO.CO077.GRAND JUNC.40130000
ACTUATOR	USA.CO.CO077.GRAND JUNC.40130000
CONDUIT/ELECTRICAL FTTGS	USA.CO.CO077.GRAND JUNC.40130000
HEATER EXCHANGE BUNDLE	USA.CO.CO077.GRAND JUNC.40130000
TRUCK SCALE-RICE LAKE 70 FT X 11 FT 100 TON	USA.CO.CO077.GRAND JUNC.40130000
PVF-MIX TANK CIRCULATION PUMP	USA.CO.CO077.GRAND JUNC.40130000
6 INCH & 10 INCH NOZZLES	USA.CO.CO077.GRAND JUNC.40130000
N324A PUMP SYSTEM	USA.CO.CO077.GRAND JUNC.40130000
FTTGS-PMAC LINE FOR SULFUR & TRANSFERS	USA.CO.CO077.GRAND JUNC.40130000
FTTGS-MIX TANK PUMP	USA.CO.CO077.GRAND JUNC.40130000
PVF FOR HEATER EXCHANGE BUNDLE	USA.CO.CO077.GRAND JUNC.40130000
PARATHERM HEAT TRANSFER FLUID	USA.CO.CO077.GRAND JUNC.40130000
DOUBLE TRACE 6 INCH RAIL PIPING	USA.CO.CO077.GRAND JUNC.40130000
ACTUATOR VT600.A08.T00	USA.CO.CO077.GRAND JUNC.40130000
REMOTE CONTROLS FAIL/SAFE ACT QTY-10	USA.CO.CO077.GRAND JUNC.40130000
PIPING INSULATION & COVERS	USA.CO.CO077.GRAND JUNC.40130000
1994 CHEV C/K 1500	USA.UT.UT011.SALT LAKE.40140000	1GCEK14Z1RZ2791
Bending Beam Rheometer	USA.UT.UT011.SALT LAKE.40140000
Dynamic Shear Rheometer	USA.UT.UT011.SALT LAKE.40140000
General Lab Equipment	USA.UT.UT011.SALT LAKE.40140000
Grinder	USA.UT.UT011.SALT LAKE.40140000
SHPR BINDER TEST EQUIPMENT	USA.UT.UT011.SALT LAKE.40140000
1-MODEL BTI-3 DIRECT TENSILE TEST SYSTEM (SHPR BINDER TEST)	USA.UT.UT011.SALT LAKE.40140000
BENDING BEAM RHEOMETER	USA.UT.UT011.SALT LAKE.40140000
PAV SYSTEM	USA.UT.UT011.SALT LAKE.40140000
WESTERN REGION MIX SUPPORT LAD AFE 4712	USA.UT.UT011.SALT LAKE.40140000
MIX DESIGN (AGGREGATE) TEST EQUIP AFE 4641	USA.UT.UT011.SALT LAKE.40140000
1-SHPR LIQUID TESTING EQUIPMENT AFE 4642	USA.UT.UT011.SALT LAKE.40140000
WINLIMS SOFTWARE LICENSE (LAB EQUIPMENT)	USA.UT.UT011.SALT LAKE.40140000
DYNAMIC SHEAR RHEOMETERS	USA.UT.UT011.SALT LAKE.40140000
PRENTEX PRESSURE AGING VESSEL W/ CONTROLLER AFE 85418	USA.UT.UT011.SALT LAKE.40140000
HORIBA PARTICLE SIZE ANALYZER FOR ROADARMOR AFE 85659	USA.UT.UT011.SALT LAKE.40140000
BOHLIN CVOR-200 DSR AFE 85820	USA.UT.UT011.SALT LAKE.40140000
HVAC SYSTEM AFE 85836	USA.UT.UT011.SALT LAKE.40140000
LAB MILL AT DSAT LAB AFE 89350	USA.UT.UT011.SALT LAKE.40140000
EMULSION MILL - TRFR 726	USA.UT.UT011.SALT LAKE.40140000
General Plant Equipment	USA.UT.UT011.SALT LAKE.40140000
ASPHALT TEST EQUIPMENT - 3896	USA.UT.UT011.SALT LAKE.40140000
POLYMER AC TEST - 3999	USA.UT.UT011.SALT LAKE.40140000
SAMPLE & RETAIN STORAGE LAB - 3670	USA.UT.UT011.SALT LAKE.40140000
G-5 CHARLOTTE COLLOID MILL	USA.UT.UT011.SALT LAKE.40140000	2720R
PHYSICA SMARTPAVE RHEOMETER	USA.UT.UT011.SALT LAKE.40140000
YALE PNUEMATIC LIFT TRUCK	USA.UT.UT011.SALT LAKE.40140000	07D072843-1
TENSION TESTER	USA.UT.UT011.SALT LAKE.40140000
Tank # 10	USA.UT.UT011.SALT LAKE.40140000
Tank # 11	USA.UT.UT011.SALT LAKE.40140000
Tank # 12	USA.UT.UT011.SALT LAKE.40140000
Tank # 13	USA.UT.UT011.SALT LAKE.40140000
Tank # 14	USA.UT.UT011.SALT LAKE.40140000
Tank # 15	USA.UT.UT011.SALT LAKE.40140000
Tank # 16	USA.UT.UT011.SALT LAKE.40140000
Tank # 17	USA.UT.UT011.SALT LAKE.40140000
Tank # 18	USA.UT.UT011.SALT LAKE.40140000
Tank # 24	USA.UT.UT011.SALT LAKE.40140000
Tank # 25	USA.UT.UT011.SALT LAKE.40140000
Tank # 26E	USA.UT.UT011.SALT LAKE.40140000
Tank # 26W	USA.UT.UT011.SALT LAKE.40140000
Tank # 27	USA.UT.UT011.SALT LAKE.40140000
Tank # 28	USA.UT.UT011.SALT LAKE.40140000
Tank # 29	USA.UT.UT011.SALT LAKE.40140000
Tank # 3	USA.UT.UT011.SALT LAKE.40140000
Tank # 30	USA.UT.UT011.SALT LAKE.40140000
Tank # 31	USA.UT.UT011.SALT LAKE.40140000
Tank # 32	USA.UT.UT011.SALT LAKE.40140000
Tank # 33	USA.UT.UT011.SALT LAKE.40140000
Tank # 34	USA.UT.UT011.SALT LAKE.40140000
Tank # 35	USA.UT.UT011.SALT LAKE.40140000
Tank # 36	USA.UT.UT011.SALT LAKE.40140000
Tank # 37	USA.UT.UT011.SALT LAKE.40140000
Tank # 38	USA.UT.UT011.SALT LAKE.40140000
Tank # 39	USA.UT.UT011.SALT LAKE.40140000
Tank # 40	USA.UT.UT011.SALT LAKE.40140000
Tank # 41	USA.UT.UT011.SALT LAKE.40140000
Tank # 42	USA.UT.UT011.SALT LAKE.40140000
Tank # 43	USA.UT.UT011.SALT LAKE.40140000
Tank # 44	USA.UT.UT011.SALT LAKE.40140000
Tank # 5	USA.UT.UT011.SALT LAKE.40140000
Tank # 6	USA.UT.UT011.SALT LAKE.40140000
Tank # 9	USA.UT.UT011.SALT LAKE.40140000
Tank # A1	USA.UT.UT011.SALT LAKE.40140000
Tank # B1	USA.UT.UT011.SALT LAKE.40140000
Tank # R1	USA.UT.UT011.SALT LAKE.40140000
Tank # S1	USA.UT.UT011.SALT LAKE.40140000
Tank # S2	USA.UT.UT011.SALT LAKE.40140000
Tank # S3	USA.UT.UT011.SALT LAKE.40140000
Tank # S4	USA.UT.UT011.SALT LAKE.40140000
DROP OUT TANKS QTY-2 & VENTS QTY-3	USA.UT.UT011.SALT LAKE.40140000
TANK INSULATION	USA.UT.UT011.SALT LAKE.40140000
TANK FLOOR MODIF (TOTAL BID $5600)	USA.UT.UT011.SALT LAKE.40140000
AFE 070210153	USA.UT.UT011.SALT LAKE.40140000
AFE 070210153	USA.UT.UT011.SALT LAKE.40140000
AFE 070210056	USA.UT.UT011.SALT LAKE.40140000
AFE 070210056	USA.UT.UT011.SALT LAKE.40140000
AFE 070210056	USA.UT.UT011.SALT LAKE.40140000
SKID - MIST ELIMINATION	USA.UT.UT011.SALT LAKE.40140000
Emulsion Mill	USA.UT.UT011.SALT LAKE.40140000
Emulsion Mill	USA.UT.UT011.SALT LAKE.40140000
REBUILD CM-18 COLLOID MILL	USA.UT.UT011.SALT LAKE.40140000
6 IN & 4 IN MILL LINES	USA.UT.UT011.SALT LAKE.40140000
MISC PIPING/VALVES/TUBING-MILL SUPPLY LINES	USA.UT.UT011.SALT LAKE.40140000
INSULATION WORK-MILL SUPPLY LINES	USA.UT.UT011.SALT LAKE.40140000
PVF FOR ODOR ABATEMENT	USA.UT.UT011.SALT LAKE.40140000
SENSORS QTY 5 - SOAP BATCHING SYSTEM	USA.UT.UT011.SALT LAKE.40140000
HOT OIL FEED & RETURN LINES WITH SUPPORTS	USA.UT.UT011.SALT LAKE.40140000
MISTFIX-H2S MIST ELIMINATION	USA.UT.UT011.SALT LAKE.40140000
NOZZLES FOR TKS 50,51&52(PRIOR TO 2/20/2008)	USA.UT.UT011.SALT LAKE.40140000
METERS	USA.UT.UT011.SALT LAKE.40140000
HEAT TRANSFER FLUID	USA.UT.UT011.SALT LAKE.40140000
DEAN PUMP	USA.UT.UT011.SALT LAKE.40140000
FLOWMETER TRANSMITTER/FLOWTUBE	USA.UT.UT011.SALT LAKE.40140000
SUPPORTS	USA.UT.UT011.SALT LAKE.40140000
HOPPER	USA.UT.UT011.SALT LAKE.40140000
PIPE VALVES & FITTINGS-SOAP BATCHING	USA.UT.UT011.SALT LAKE.40140000
MEASUREMENT METERS	USA.UT.UT011.SALT LAKE.40140000
INSULATION-HOT OIL PIPING	USA.UT.UT011.SALT LAKE.40140000
3 INCH TIE IN LINES	USA.UT.UT011.SALT LAKE.40140000
MCC ADDITION FOR FUTURE MIX TANKS	USA.UT.UT011.SALT LAKE.40140000
ELECTRIC FOR 40 HP FREQ DRIVE, REACTORS, BREAKERS, DISCONNECT	USA.UT.UT011.SALT LAKE.40140000
ELECTRIC-SOAP BATCHING SYSTEM	USA.UT.UT011.SALT LAKE.40140000
ELECTRIC - MILL FEED PUMPS	USA.UT.UT011.SALT LAKE.40140000
INSULATION - HOT OIL PIPING	USA.UT.UT011.SALT LAKE.40140000
ON/OFF ELECTRIC ACTUATOR	USA.UT.UT011.SALT LAKE.40140000
ELECTRIC - MASS METERS	USA.UT.UT011.SALT LAKE.40140000
MILL FEED PUMP KIT	USA.UT.UT011.SALT LAKE.40140000
MILL FEED PUMP KIT	USA.UT.UT011.SALT LAKE.40140000
SET 2 PUMPS & PIPE IN; PIPE SUPPORTS	USA.UT.UT011.SALT LAKE.40140000
MILL FEED - P/L TRACE/INSULATION	USA.UT.UT011.SALT LAKE.40140000
6 INCH PIPE & SUPPORTS	USA.UT.UT011.SALT LAKE.40140000
TANK HIGH LEVEL ALARMS	USA.UT.UT011.SALT LAKE.40140000
150HP MFLEX VFD	USA.UT.UT011.SALT LAKE.40140000
PRESSURE TRANSMITTER & SEALS	USA.UT.UT011.SALT LAKE.40140000
ELECTRIC - NEW EMULSION SYSTEM	USA.UT.UT011.SALT LAKE.40140000
IKA MILL & PIPING INSTALL	USA.UT.UT011.SALT LAKE.40140000
RTD SENSOR & TRANSMITTER	USA.UT.UT011.SALT LAKE.40140000
PVF FOR IKA MILL	USA.UT.UT011.SALT LAKE.40140000
SDQ 75HP DRIVES	USA.UT.UT011.SALT LAKE.40140000
CABLE TRAY & MILL HOUSE ELECTRICAL	USA.UT.UT011.SALT LAKE.40140000
MILL ROOM TRAY & MCC CONNECTIONS	USA.UT.UT011.SALT LAKE.40140000
ELECTRIC MILL ROOM & MCC CONNECTIONS	USA.UT.UT011.SALT LAKE.40140000
SQD AUTOMATION PACKAGE	USA.UT.UT011.SALT LAKE.40140000
IKA INSTALL - P/L TRACE/INSULATION	USA.UT.UT011.SALT LAKE.40140000
ROSEMOUNT METER FOR SOAP LINE	USA.UT.UT011.SALT LAKE.40140000
SENSORS & TRANSMITTERS	USA.UT.UT011.SALT LAKE.40140000
CONDENSATE DRIP LEG & STEAM LINE RELOCATION	USA.UT.UT011.SALT LAKE.40140000
PUMP WORK	USA.UT.UT011.SALT LAKE.40140000
1994 FORD F-150	USA.NV.NV003.LAS VEGAS.40150000	1FTEX15N8RKB230
BOL BUILDING LIGHTS	USA.NV.NV003.LAS VEGAS.40150000
EPSON FX 890 PRINTER	USA.NV.NV003.LAS VEGAS.40150000
CCTV SURVEILLANCE CAMERAS	USA.NV.NV003.LAS VEGAS.40150000
ENTRANCE LIGHTING	USA.NV.NV003.LAS VEGAS.40150000
LANDSCAPING FOR NEW ENTRANCE	USA.NV.NV003.LAS VEGAS.40150000
DRIVEWAY CONSTRUCTION	USA.NV.NV003.LAS VEGAS.40150000
ACTUATED ENTRANCE GATE INSTALLATION	USA.NV.NV003.LAS VEGAS.40150000
Bending Beam Rheometer	USA.NV.NV003.LAS VEGAS.40150000
General Lab Equipment	USA.NV.NV003.LAS VEGAS.40150000
Grinder	USA.NV.NV003.LAS VEGAS.40150000
General Plant Equipment	USA.NV.NV003.LAS VEGAS.40150000
ANTON PAR DSR	USA.NV.NV003.LAS VEGAS.40150000
INSET 25MM	USA.NV.NV003.LAS VEGAS.40150000
SKID STEER CATEPILLAR MODEL 262B	USA.NV.NV003.LAS VEGAS.40150000	PDT04758
HOIST & TROLLEY 1/2 TON	USA.NV.NV003.LAS VEGAS.40150000
Tank # 22	USA.NV.NV003.LAS VEGAS.40150000
Tank # 31	USA.NV.NV003.LAS VEGAS.40150000
Tank # 32	USA.NV.NV003.LAS VEGAS.40150000
Tank # 33	USA.NV.NV003.LAS VEGAS.40150000
Tank # 34	USA.NV.NV003.LAS VEGAS.40150000
Tank # ISE	USA.NV.NV003.LAS VEGAS.40150000
Tank # L1	USA.NV.NV003.LAS VEGAS.40150000
Tank # L2	USA.NV.NV003.LAS VEGAS.40150000
Tank # L3	USA.NV.NV003.LAS VEGAS.40150000
Tank # L4	USA.NV.NV003.LAS VEGAS.40150000
Tank # S1	USA.NV.NV003.LAS VEGAS.40150000
Tank # S2	USA.NV.NV003.LAS VEGAS.40150000
Tank # S3	USA.NV.NV003.LAS VEGAS.40150000
Tank # Sul 1	USA.NV.NV003.LAS VEGAS.40150000
Tank # W1	USA.NV.NV003.LAS VEGAS.40150000
Tank # W2	USA.NV.NV003.LAS VEGAS.40150000
Tank # W4	USA.NV.NV003.LAS VEGAS.40150000
Tank # 6	USA.NV.NV003.LAS VEGAS.40150000
Tank # 1	USA.NV.NV003.LAS VEGAS.40150000
Tank # 2	USA.NV.NV003.LAS VEGAS.40150000
Tank # 3	USA.NV.NV003.LAS VEGAS.40150000
Tank # 4	USA.NV.NV003.LAS VEGAS.40150000
Tank # 5	USA.NV.NV003.LAS VEGAS.40150000
PREP TANK FOR FORTRESS	USA.NV.NV003.LAS VEGAS.40150000
PREP TANK FOR FORTRESS	USA.NV.NV003.LAS VEGAS.40150000
INSULATION TANK 17 OR 16	USA.NV.NV003.LAS VEGAS.40150000
ZINC COAT TANK 15	USA.NV.NV003.LAS VEGAS.40150000
TANK L1 WORK	USA.NV.NV003.LAS VEGAS.40150000
NEED TRNSFR DROP OUT TANKS QTY-5 SKID-1	USA.NV.NV003.LAS VEGAS.40150000
SANDBLAST TANK W1	USA.NV.NV003.LAS VEGAS.40150000
SANDBLAST TANK W2	USA.NV.NV003.LAS VEGAS.40150000
TANK #1 CLEANING	USA.NV.NV003.LAS VEGAS.40150000
TANK #2 CLEANING	USA.NV.NV003.LAS VEGAS.40150000
TANK #3 CLEANING	USA.NV.NV003.LAS VEGAS.40150000
TANK #4 CLEANING	USA.NV.NV003.LAS VEGAS.40150000
TANK #5 CLEANING	USA.NV.NV003.LAS VEGAS.40150000
TANK #6 CLEANING	USA.NV.NV003.LAS VEGAS.40150000
REPAD FOR TANK W1	USA.NV.NV003.LAS VEGAS.40150000
REPAD FOR TANK W2	USA.NV.NV003.LAS VEGAS.40150000
HATCH FOR TANK L-4	USA.NV.NV003.LAS VEGAS.40150000
TANKS - MIST ELIMINATION	USA.NV.NV003.LAS VEGAS.40150000
LATEX TANK #64 9000 GAL FIBERGLASS	USA.NV.NV003.LAS VEGAS.40150000
TANK W1 INSULATION	USA.NV.NV003.LAS VEGAS.40150000
TANK W2 INSULATION	USA.NV.NV003.LAS VEGAS.40150000
CHEMICAL TANK L4 9000 GAL FIBERGLASS	USA.NV.NV003.LAS VEGAS.40150000
TANK GASKET MATERIALS	USA.NV.NV003.LAS VEGAS.40150000
Emulsion Mill	USA.NV.NV003.LAS VEGAS.40150000
Emulsion Mill	USA.NV.NV003.LAS VEGAS.40150000
SPARE MILL	USA.NV.NV003.LAS VEGAS.40150000
MIXERS	USA.NV.NV003.LAS VEGAS.40150000
ELECTRIC FOR MIXERS	USA.NV.NV003.LAS VEGAS.40150000
DIGITAL RATE TOTALIZER/BATCH CONTROLLER	USA.NV.NV003.LAS VEGAS.40150000
TLV STEAM TRAPS AFE070210211	USA.NV.NV003.LAS VEGAS.40150000
INSTALL MIXING PADDLES AFE070210216	USA.NV.NV003.LAS VEGAS.40150000
PRO TRANS HEAD QTY 2	USA.NV.NV003.LAS VEGAS.40150000
TEGRA SYNTHETIC GEAR LUBE AFE070210216	USA.NV.NV003.LAS VEGAS.40150000
MECHANICAL PRODUCTS COOLING TOWER	USA.NV.NV003.LAS VEGAS.40150000
STEAM SYSTEM UPGRADE AFE070210211	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL FTTGS	USA.NV.NV003.LAS VEGAS.40150000
RAILSIDE UPGRADE AFE070210211	USA.NV.NV003.LAS VEGAS.40150000
PRO TRANS HEAD LITE QTY 2	USA.NV.NV003.LAS VEGAS.40150000
RTD	USA.NV.NV003.LAS VEGAS.40150000
STEAM TRAPS/HOSES AFE070210211	USA.NV.NV003.LAS VEGAS.40150000
TEMPERATURE METER BIG DISPLAY CE AFE070210231	USA.NV.NV003.LAS VEGAS.40150000
OVERFILL ALARM UNITS QTY 3 AFE070210145	USA.NV.NV003.LAS VEGAS.40150000
SPANNER WRENCH QTY-12 AFE070210211	USA.NV.NV003.LAS VEGAS.40150000
DEG. RAILLINE FTTGS AFE070210211	USA.NV.NV003.LAS VEGAS.40150000
Y-STRAINER	USA.NV.NV003.LAS VEGAS.40150000
ELECTRIC TANKS 7-10/MONITORING SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
CAST STEEL PUMP	USA.NV.NV003.LAS VEGAS.40150000
PUMP	USA.NV.NV003.LAS VEGAS.40150000
HV-25 MIXER QTY-4	USA.NV.NV003.LAS VEGAS.40150000	105636-3 THRU 1
HV-25 MIXERS QTY-2	USA.NV.NV003.LAS VEGAS.40150000	105636-1 & 1056
ELECTRICAL FOR MIXERS	USA.NV.NV003.LAS VEGAS.40150000
VIKING N-324A PUMP 75HP 460V	USA.NV.NV003.LAS VEGAS.40150000
INSULATION	USA.NV.NV003.LAS VEGAS.40150000
VIKING N-324A PUMP PKG	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL INSTALL FOR TRANSFER PUMP	USA.NV.NV003.LAS VEGAS.40150000
RAIL SUCTION LINE	USA.NV.NV003.LAS VEGAS.40150000
ELECTRIC FOR EAST RAIL PUMP	USA.NV.NV003.LAS VEGAS.40150000
RAILSIDE UPGRADE	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL FOR WEST PUMP	USA.NV.NV003.LAS VEGAS.40150000
PUMPS	USA.NV.NV003.LAS VEGAS.40150000
VIKING N-324A TRANSFER PUMP	USA.NV.NV003.LAS VEGAS.40150000
INSULATION - RAILSIDE	USA.NV.NV003.LAS VEGAS.40150000
HEAT TRANSFER FLUID	USA.NV.NV003.LAS VEGAS.40150000
RAILSIDE STEAM TRACING	USA.NV.NV003.LAS VEGAS.40150000
25 HP MOTOR FOR HV-25 MIXER	USA.NV.NV003.LAS VEGAS.40150000
SULFATREAT 410 HP	USA.NV.NV003.LAS VEGAS.40150000
SUCTION LINE TRACING	USA.NV.NV003.LAS VEGAS.40150000
INSULATION	USA.NV.NV003.LAS VEGAS.40150000
INSULATION-WEST PUMP PADS	USA.NV.NV003.LAS VEGAS.40150000
WIRING - MIXER MOTOR TANK 11 & 12	USA.NV.NV003.LAS VEGAS.40150000
PIPING INSULATION	USA.NV.NV003.LAS VEGAS.40150000
CONSTRUCTION	USA.NV.NV003.LAS VEGAS.40150000
COOLING TOWER	USA.NV.NV003.LAS VEGAS.40150000
INSULATE PIPING WEST PUMP	USA.NV.NV003.LAS VEGAS.40150000
STATIC MIXER	USA.NV.NV003.LAS VEGAS.40150000
MIXER REBUILD	USA.NV.NV003.LAS VEGAS.40150000
SENSOR & TRANSMITTER CMF300-SULFUR SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
5 HP VFD-SULFUR SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
SENSOR & TRANSMITTER CMF100-SULFUR SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
INSUL JKT CMF100-SULFUR SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL FTTGS-SULFUR SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
TRANSMITTER/CONTROLLER MODEL 3700-SULFUR SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
HEAT EXCHANGER	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL FTTGS	USA.NV.NV003.LAS VEGAS.40150000
PERAL PUMP	USA.NV.NV003.LAS VEGAS.40150000
VFD'S	USA.NV.NV003.LAS VEGAS.40150000
FRT-MILL FROM FONTANA	USA.NV.NV003.LAS VEGAS.40150000
FTTGS-SULFA TREAT	USA.NV.NV003.LAS VEGAS.40150000
PIPING/VALVES/FTTGS	USA.NV.NV003.LAS VEGAS.40150000
SQD 75HP VFD	USA.NV.NV003.LAS VEGAS.40150000
REBUILD MIXERS	USA.NV.NV003.LAS VEGAS.40150000
REBUILD MIXERS	USA.NV.NV003.LAS VEGAS.40150000
COMBUSTION CONTROL	USA.NV.NV003.LAS VEGAS.40150000
PIPING/FTTGS/VALVES-SULFUR SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL FTTGS-PMAC STRAINER	USA.NV.NV003.LAS VEGAS.40150000
PLANT SECURITY SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
RINGS & PINS	USA.NV.NV003.LAS VEGAS.40150000
COOLING TOWER PVF	USA.NV.NV003.LAS VEGAS.40150000
INSTALL 3 INCH METER-SULFUR SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
CONTROLLER	USA.NV.NV003.LAS VEGAS.40150000
FORTRESS PIPING	USA.NV.NV003.LAS VEGAS.40150000
STRAINER & MILL INSULATION	USA.NV.NV003.LAS VEGAS.40150000
MILL UPGRADE	USA.NV.NV003.LAS VEGAS.40150000
STARTER FOR SAMPLE MOTOR	USA.NV.NV003.LAS VEGAS.40150000
ELECTRIC-MILL PUMP METERING	USA.NV.NV003.LAS VEGAS.40150000
PVF - SULFUR SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
LMI PUMP QTY-2	USA.NV.NV003.LAS VEGAS.40150000
MOMENTARY SWITCH FOR HOPPER	USA.NV.NV003.LAS VEGAS.40150000
BASKET STRAINERS QTY-6	USA.NV.NV003.LAS VEGAS.40150000
PIPING/VALVES/FTTGS	USA.NV.NV003.LAS VEGAS.40150000
INSULATION SULFUR SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
SULFER HOPPER	USA.NV.NV003.LAS VEGAS.40150000
SULFA TREAT MATERIALS	USA.NV.NV003.LAS VEGAS.40150000
MOTION SENSOR	USA.NV.NV003.LAS VEGAS.40150000
WATER SPHERE QTY-9	USA.NV.NV003.LAS VEGAS.40150000
HV-25 MIXERS QTY-3	USA.NV.NV003.LAS VEGAS.40150000
STRAINER	USA.NV.NV003.LAS VEGAS.40150000
MIXER	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL	USA.NV.NV003.LAS VEGAS.40150000
STRAINER	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL FTTGS	USA.NV.NV003.LAS VEGAS.40150000
PVF PG UPGRADE TO 64-28MP	USA.NV.NV003.LAS VEGAS.40150000
WIRE MIXERS TANKS 15 & 16	USA.NV.NV003.LAS VEGAS.40150000
STEAM LINE 3/4 INCH	USA.NV.NV003.LAS VEGAS.40150000
PVF PG UPGRADE TO 64-28MP	USA.NV.NV003.LAS VEGAS.40150000
TRANSFER LINE-TANKS 11 14 & 17 TO TRUCK LOADING	USA.NV.NV003.LAS VEGAS.40150000
PUMP-VIKING N324A QTY-2	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL-TANK 19 PUMP & MIXER	USA.NV.NV003.LAS VEGAS.40150000
BLOW DOWN FOR BOILER	USA.NV.NV003.LAS VEGAS.40150000
TANK 16, 19 PUMPS, STRAINERS, PIPING	USA.NV.NV003.LAS VEGAS.40150000
INSULATION - PG 64-28 UPGRADE	USA.NV.NV003.LAS VEGAS.40150000
VALVES/FTTGS FOR TANK 15	USA.NV.NV003.LAS VEGAS.40150000
4 PADS	USA.NV.NV003.LAS VEGAS.40150000
INSULATION	USA.NV.NV003.LAS VEGAS.40150000
STRAINERS QTY-3 MIX TANKS	USA.NV.NV003.LAS VEGAS.40150000
PVF FOR TANKS 8 & 9 SLIDE GATE VALVES	USA.NV.NV003.LAS VEGAS.40150000
MIX TANKS RECIRCULATION LOOP	USA.NV.NV003.LAS VEGAS.40150000
TANK 15 MIXER/STRAINER/PIPING	USA.NV.NV003.LAS VEGAS.40150000
STEAM TRACING - TANKS 15-19	USA.NV.NV003.LAS VEGAS.40150000
TANK 8 & 9 SLAG GATE COVERS	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL PG UPGRADE TO 64-28MP	USA.NV.NV003.LAS VEGAS.40150000
ELECTRIC L-1 MIXER & COILS	USA.NV.NV003.LAS VEGAS.40150000
6 INCH PIPING JUMPER - TANK 14	USA.NV.NV003.LAS VEGAS.40150000
L-1 STEAM HEADERS/CONVEYOR	USA.NV.NV003.LAS VEGAS.40150000
PVF - L1	USA.NV.NV003.LAS VEGAS.40150000
HV-25 MIXER	USA.NV.NV003.LAS VEGAS.40150000	105948-1
MIXERS & COILS - TANK L1	USA.NV.NV003.LAS VEGAS.40150000
MOTORIZED VALVE ON HOT WATER TANK	USA.NV.NV003.LAS VEGAS.40150000
HATCH & COVER L-1	USA.NV.NV003.LAS VEGAS.40150000
STEAM LINE FOR L-1	USA.NV.NV003.LAS VEGAS.40150000
100 HORSE PUMP	USA.NV.NV003.LAS VEGAS.40150000
CONSTRUCTION	USA.NV.NV003.LAS VEGAS.40150000
ODOR VENT LINES	USA.NV.NV003.LAS VEGAS.40150000
PRESSURE BLOWER	USA.NV.NV003.LAS VEGAS.40150000
MISTFIX H2S MIST ELIMINATION	USA.NV.NV003.LAS VEGAS.40150000
H2S MIST ELIMINATOR EXHAUST	USA.NV.NV003.LAS VEGAS.40150000
CONSTRUCTION	USA.NV.NV003.LAS VEGAS.40150000
CAPITALIZED INTEREST	USA.NV.NV003.LAS VEGAS.40150000
EMULSION PVF	USA.NV.NV003.LAS VEGAS.40150000
25% DOWN FOR 3 TRUCK SCALES	USA.NV.NV003.LAS VEGAS.40150000
EMULSION PIPE SUPPORTS	USA.NV.NV003.LAS VEGAS.40150000
RADAR GAUGES TANK #1	USA.NV.NV003.LAS VEGAS.40150000
RADAR GAUGES TANK #2	USA.NV.NV003.LAS VEGAS.40150000
RADAR GAUGES TANK #3	USA.NV.NV003.LAS VEGAS.40150000
RADAR GAUGES TANK #4	USA.NV.NV003.LAS VEGAS.40150000
RADAR GAUGES TANK #5	USA.NV.NV003.LAS VEGAS.40150000
RADAR GAUGES TANK #6	USA.NV.NV003.LAS VEGAS.40150000
TEMP GAUGES TANKS W1 W2 L4	USA.NV.NV003.LAS VEGAS.40150000
EMULSION PIPING TANK 1 - 6	USA.NV.NV003.LAS VEGAS.40150000
CONTROL PANELS TANKS 1-6	USA.NV.NV003.LAS VEGAS.40150000
BATCHING METER EMULSION SOLUTION BATCHING SYSTEM	USA.NV.NV003.LAS VEGAS.40150000
SOAP BATCHING METER	USA.NV.NV003.LAS VEGAS.40150000
HV-3 MIXER	USA.NV.NV003.LAS VEGAS.40150000	106017-1
HV-3 MIXER	USA.NV.NV003.LAS VEGAS.40150000	106017-2
PUMP TANK W2	USA.NV.NV003.LAS VEGAS.40150000
PUMP-TANK W1	USA.NV.NV003.LAS VEGAS.40150000
EMULSION PIPING	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL - LEVEL GAUGES TANKS 1-6	USA.NV.NV003.LAS VEGAS.40150000
STRAINER - EMULSION RE-MILL PUMP	USA.NV.NV003.LAS VEGAS.40150000
SOAP BATCHING METER	USA.NV.NV003.LAS VEGAS.40150000
HEAT TRACE - EMULSION PIPING	USA.NV.NV003.LAS VEGAS.40150000
VFD FOR EMULSION PUMPS-2	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL - EMULSION	USA.NV.NV003.LAS VEGAS.40150000
PUMP-TANK L3	USA.NV.NV003.LAS VEGAS.40150000
TANK L4 CONSERVATION BREATHER VENT	USA.NV.NV003.LAS VEGAS.40150000
Pump & Piping for six emulsion tanks	USA.NV.NV003.LAS VEGAS.40150000
Tanks W1 & W2 Piping	USA.NV.NV003.LAS VEGAS.40150000
SKIDS - MIST ELIMINATION	USA.NV.NV003.LAS VEGAS.40150000
EMULSION ADDITION DESIGN	USA.NV.NV003.LAS VEGAS.40150000
TANK L4 GAUGE	USA.NV.NV003.LAS VEGAS.40150000
EMULSION REMILL PUMP VIKING QS124A	USA.NV.NV003.LAS VEGAS.40150000
ELECTRIC LABELS FOR EQUIP	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL-W2 PUMP INSTALL	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL-W1 PUMP INSTALL	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL-INSTALL W1 & W2 MIXERS	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL-INSTALL W1 & W2 RADAR GAUGES	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL-INSTALL RADAR GAUGES TANKS 1-6	USA.NV.NV003.LAS VEGAS.40150000
THERMOMETERS - TANKS W1,W2 & L4	USA.NV.NV003.LAS VEGAS.40150000
VFD FOR EMULSION PUMPS	USA.NV.NV003.LAS VEGAS.40150000
ACTUATED VALVES-CHEM BATCHING CONTROLS	USA.NV.NV003.LAS VEGAS.40150000
ABOVE GROUND SCALES	USA.NV.NV003.LAS VEGAS.40150000
STRAINERS FOR CHEMICAL PUMPS	USA.NV.NV003.LAS VEGAS.40150000
Mill & Remill Piping and Pump Installation	USA.NV.NV003.LAS VEGAS.40150000
4" actuated valve for new emulsion load rack	USA.NV.NV003.LAS VEGAS.40150000
EMULSION LOADING RACK (GOLDLINE)	USA.NV.NV003.LAS VEGAS.40150000
LOAD RACK SELF LEVELING STAIRS	USA.NV.NV003.LAS VEGAS.40150000
MILL & REMILL AREA	USA.NV.NV003.LAS VEGAS.40150000
AC & EMULSION LOADING ARMS	USA.NV.NV003.LAS VEGAS.40150000
EMULSION PIPING INSULATION	USA.NV.NV003.LAS VEGAS.40150000
LOAD RACK LIGHTS	USA.NV.NV003.LAS VEGAS.40150000
SOAP BATCHING PIPING	USA.NV.NV003.LAS VEGAS.40150000
CHEMICAL PIPING-BATCH & BULK	USA.NV.NV003.LAS VEGAS.40150000
TEMPERATURE GAUGES	USA.NV.NV003.LAS VEGAS.40150000
SOAP BATCHING SYSTEM ELECTRICAL	USA.NV.NV003.LAS VEGAS.40150000
EMULSION LOADOUT METER	USA.NV.NV003.LAS VEGAS.40150000
EXCAVATE LOAD RACK SUPPORT FOUNDATIONS	USA.NV.NV003.LAS VEGAS.40150000
PIPING INSTRUMENTATION	USA.NV.NV003.LAS VEGAS.40150000
LATEX PUMP	USA.NV.NV003.LAS VEGAS.40150000
ELECTRICAL PANEL WIRING	USA.NV.NV003.LAS VEGAS.40150000
TANK FARM LIGHTING	USA.NV.NV003.LAS VEGAS.40150000
PIPING CROSSOVERS	USA.NV.NV003.LAS VEGAS.40150000
AC LOAD RACK PIPE, VALVES & FITTINGS	USA.NV.NV003.LAS VEGAS.40150000
EMULSION LOAD RACK PIPE, VALVES & FITTINGS	USA.NV.NV003.LAS VEGAS.40150000
AIR LINE INSTALL & PIPE DEMO	USA.NV.NV003.LAS VEGAS.40150000
INSULATION MATLS SOAP BATCH PIPING	USA.NV.NV003.LAS VEGAS.40150000
CHEMICAL PIPE INSULATION	USA.NV.NV003.LAS VEGAS.40150000
CHEMICAL PIPE HEAT TRACING	USA.NV.NV003.LAS VEGAS.40150000
ELECTRIC L3 PUMP	USA.NV.NV003.LAS VEGAS.40150000
LOAD RACK FOUNDATION & STRUCTURES	USA.NV.NV003.LAS VEGAS.40150000
TANK L4 PUMPS	USA.NV.NV003.LAS VEGAS.40150000
ELECTRIC WORK	USA.NV.NV003.LAS VEGAS.40150000
AC RACK CONTROLS TO PUMP #15	USA.NV.NV003.LAS VEGAS.40150000
120V POWER FOR SOLENOID VALVES FROM MASS METER/TANK #15 LIGHT	USA.NV.NV003.LAS VEGAS.40150000
SAFETY SIGNS	USA.NV.NV003.LAS VEGAS.40150000
TANK GAUGE OUTPUT CARD	USA.NV.NV003.LAS VEGAS.40150000
CONDUIT FOR COMMUNICATIONS & VIDEO CAMERAS	USA.NV.NV003.LAS VEGAS.40150000
1989 FORD RANGER	USA.UT.UT011.WOODS CROS.40160000	1FTCR11A5KUA581
Bending Beam Rheometer	USA.UT.UT011.WOODS CROS.40160000
General Lab Equipment	USA.UT.UT011.WOODS CROS.40160000
General Plant Equipment	USA.UT.UT011.WOODS CROS.40160000
PHYSICA SMARTPAVE RHEOMETER	USA.UT.UT011.WOODS CROS.40160000
Tank # 325	USA.UT.UT011.WOODS CROS.40160000
Tank # 201	USA.UT.UT011.WOODS CROS.40160000
Tank # 202	USA.UT.UT011.WOODS CROS.40160000
Tank # TC101	USA.UT.UT011.WOODS CROS.40160000
Tank # TC102	USA.UT.UT011.WOODS CROS.40160000
Tank # TE-8	USA.UT.UT011.WOODS CROS.40160000
STEEL TANK AFE 100069	USA.UT.UT011.WOODS CROS.40160000
TANKS - MIST ELIMINATION	USA.UT.UT011.WOODS CROS.40160000
TANK INSULATION REPAIR 103, 104, 107, 109, & 206-210	USA.UT.UT011.WOODS CROS.40160000
Emulsion Mill	USA.UT.UT011.WOODS CROS.40160000
MOTOR CONTROL UNIT HOG BLDG/800AMP FEEDER	USA.UT.UT011.WOODS CROS.40160000
MISC FTTGS AFE 070210060	USA.UT.UT011.WOODS CROS.40160000
DEAN PUMP AFE 070210069	USA.UT.UT011.WOODS CROS.40160000
BREAKER 100AMP AFE 100069	USA.UT.UT011.WOODS CROS.40160000
TUBING/SNAP TRACE SYSTEM AFE 100069	USA.UT.UT011.WOODS CROS.40160000
MISC FTTGS AFE 100060	USA.UT.UT011.WOODS CROS.40160000
MISC ELECTRICAL FTTGS AFE 100069	USA.UT.UT011.WOODS CROS.40160000
230 LF 3 INCH GAS LINE AFE 100069	USA.UT.UT011.WOODS CROS.40160000
BURNER AFE 100069	USA.UT.UT011.WOODS CROS.40160000
GAS TURBINE METER 3 INCH AFE 100069	USA.UT.UT011.WOODS CROS.40160000
INSULATION AFE 100069	USA.UT.UT011.WOODS CROS.40160000
HEAT TRANSFER FLUID AFE 100069	USA.UT.UT011.WOODS CROS.40160000
ELECTRIC AFE 100060	USA.UT.UT011.WOODS CROS.40160000
ELECTRIC FOR AMERICAN OIL HEATER	USA.UT.UT011.WOODS CROS.40160000
MIXER TO-60-L82 TANK 102	USA.UT.UT011.WOODS CROS.40160000	105490-1
REPIPE SMALL PUMP AFE070210060	USA.UT.UT011.WOODS CROS.40160000
400 AMP FEEDER	USA.UT.UT011.WOODS CROS.40160000
GAS TEMP SENSOR AFE070210239	USA.UT.UT011.WOODS CROS.40160000
OVERHEAD TROLLEY - OIL HEATER AFE070210239	USA.UT.UT011.WOODS CROS.40160000
INSULATION AFE070210239	USA.UT.UT011.WOODS CROS.40160000
BURNER-OIL HEATER AFE070210239	USA.UT.UT011.WOODS CROS.40160000
ELEC CABLE TRAY AT WX PLANT AFE070210239	USA.UT.UT011.WOODS CROS.40160000
FLOW COMPUTER AFE070210239	USA.UT.UT011.WOODS CROS.40160000
ELECTRIC HOOKUP TO OIL HEATER & PUMP	USA.UT.UT011.WOODS CROS.40160000
ELECTRIC - TANK 201 MIXER	USA.UT.UT011.WOODS CROS.40160000
ABB MONITORING AND SCADA SYSTEM	USA.UT.UT011.WOODS CROS.40160000
ELECTRICAL FTTGS-MONITORING SYSTEM	USA.UT.UT011.WOODS CROS.40160000
ABB MONITORING AND SCADA SYSTEM	USA.UT.UT011.WOODS CROS.40160000
CONVEYOR	USA.UT.UT011.WOODS CROS.40160000
ELECTRIC-SCADA SYSTEM	USA.UT.UT011.WOODS CROS.40160000
UNDERGROUND DUCT BANK FOR FIBER OPTIC CABLE	USA.UT.UT011.WOODS CROS.40160000
AFE 070210108 RAIL RACK	USA.UT.UT011.WOODS CROS.40160000
AFE 070210108 RAIL RACK	USA.UT.UT011.WOODS CROS.40160000
PLATFORM SAFETY WALKWAY AFE070210108	USA.UT.UT011.WOODS CROS.40160000
CONSTRUCTION	USA.UT.UT011.WOODS CROS.40160000
PVF FOR ODOR ABATEMENT	USA.UT.UT011.WOODS CROS.40160000
SERPENTINE VENTS 6 INCH - MIST ELIMINATION	USA.UT.UT011.WOODS CROS.40160000
SERPENTINE VENTS 4 INCH - MIST ELIMINATION	USA.UT.UT011.WOODS CROS.40160000
PIPE SUPPORTS	USA.UT.UT011.WOODS CROS.40160000
H2S MIST ELIMINATOR	USA.UT.UT011.WOODS CROS.40160000
PIPE SUPPORTS	USA.UT.UT011.WOODS CROS.40160000
TANK NOZZLE 105, 107, 108	USA.UT.UT011.WOODS CROS.40160000
STANDS FOR DROP OUT TANKS	USA.UT.UT011.WOODS CROS.40160000
PRESSURE BLOWER	USA.UT.UT011.WOODS CROS.40160000
SKID	USA.UT.UT011.WOODS CROS.40160000
ODOR SYSTEM METER	USA.UT.UT011.WOODS CROS.40160000
ELECTRICAL-NEW ODOR SYSTEM	USA.UT.UT011.WOODS CROS.40160000
ELECTRIC-ODOR UNIT TANKS 107 & 109	USA.UT.UT011.WOODS CROS.40160000
ELECTRIC-ODOR UNIT WEST END PMA AREA TANKS	USA.UT.UT011.WOODS CROS.40160000
PLATFORMS FOR DROPOUT TANK ACCESS	USA.UT.UT011.WOODS CROS.40160000
General Lab Equipment	USA.WA.WA063.SPOKANE.41130000
General Plant Equipment	USA.WA.WA063.SPOKANE.41130000
SPARE MP-10S-E EMULSION MILL-WESTERN	USA.WA.WA063.SPOKANE.41130000
TNT TEST MACHINE	USA.WA.WA063.SPOKANE.41130000
Tank # 1	USA.WA.WA063.SPOKANE.41130000
Tank # 10	USA.WA.WA063.SPOKANE.41130000
Tank # 11	USA.WA.WA063.SPOKANE.41130000
Tank # 12	USA.WA.WA063.SPOKANE.41130000
Tank # 13	USA.WA.WA063.SPOKANE.41130000
Tank # 14	USA.WA.WA063.SPOKANE.41130000
Tank # 15	USA.WA.WA063.SPOKANE.41130000
Tank # 16	USA.WA.WA063.SPOKANE.41130000
Tank # 17	USA.WA.WA063.SPOKANE.41130000
Tank # 18	USA.WA.WA063.SPOKANE.41130000
Tank # 28 Caustic	USA.WA.WA063.SPOKANE.41130000
Tank # 20	USA.WA.WA063.SPOKANE.41130000
Tank # 21	USA.WA.WA063.SPOKANE.41130000
Tank # 22	USA.WA.WA063.SPOKANE.41130000
Tank # 24	USA.WA.WA063.SPOKANE.41130000
Tank # 25	USA.WA.WA063.SPOKANE.41130000
Tank # 26	USA.WA.WA063.SPOKANE.41130000
Tank # 27	USA.WA.WA063.SPOKANE.41130000
Tank # 29	USA.WA.WA063.SPOKANE.41130000
Tank # 40	USA.WA.WA063.SPOKANE.41130000
Tank # 42	USA.WA.WA063.SPOKANE.41130000
Tank # 43	USA.WA.WA063.SPOKANE.41130000
Tank # 6	USA.WA.WA063.SPOKANE.41130000
Tank # 7	USA.WA.WA063.SPOKANE.41130000
Tank # 8	USA.WA.WA063.SPOKANE.41130000
Tank # 9	USA.WA.WA063.SPOKANE.41130000
Emulsion Mill	USA.WA.WA063.SPOKANE.41130000
6 INCH HOMESTEAD #602	USA.WA.WA063.SPOKANE.41130000
PIPING MODIFICATIONS TANK #2	USA.WA.WA063.SPOKANE.41130000
HV-3 MIXER TANK #18 AFE 70110133	USA.WA.WA063.SPOKANE.41130000	105476-3
HV-10 MIXER TANK #8 AFE 70110133	USA.WA.WA063.SPOKANE.41130000	105476-4
HV-3 MIXER TANK #16 AFE 70110133	USA.WA.WA063.SPOKANE.41130000	105476-1
HV-3 MIXER TANK #17 AFE 70110133	USA.WA.WA063.SPOKANE.41130000	105476-2
POWER FOR 3 HP TANK MIXERS AFE070110133	USA.WA.WA063.SPOKANE.41130000
RAILROAD SPUR SWITCH REPAIR	USA.WA.WA063.SPOKANE.41130000
ELECTRICAL FOR TANK GAUGES	USA.WA.WA063.SPOKANE.41130000
RACK LIGHTING	USA.WA.WA063.SPOKANE.41130000
CATWALKS-FUEL AREA	USA.WA.WA063.SPOKANE.41130000
MILL REDESIGN	USA.WA.WA063.SPOKANE.41130000
MILL RE-DESIGN PVF	USA.WA.WA063.SPOKANE.41130000
ELECTRIC FOR 150 HP MILL	USA.WA.WA063.SPOKANE.41130000
COOLING SYSTEM PIPING	USA.WA.WA063.SPOKANE.41130000
COOLING TOWER	USA.WA.WA063.SPOKANE.41130000
ELEC CATIONIC & ANIONIC CONTROL/FREQ DRIVE/METERS	USA.WA.WA063.SPOKANE.41130000
2007 CHEVROLET SILVERADO	USA.NJ.NJ007.GLOUCESTER.41800000	2GCEK19J8715631
2001 FORD F-150	USA.NJ.NJ007.GLOUCESTER.41800000	1FTRX17W21NB493
Dynamic Shear Rheometer	USA.NJ.NJ007.GLOUCESTER.41800000
Dynamic Shear Rheometer	USA.NJ.NJ007.GLOUCESTER.41800000
General Lab Equipment	USA.NJ.NJ007.GLOUCESTER.41800000
General Plant Equipment	USA.NJ.NJ007.GLOUCESTER.41800000
Tank # 11	USA.NJ.NJ007.GLOUCESTER.41800000
Tank # 140	USA.NJ.NJ007.GLOUCESTER.41800000
Tank # 150	USA.NJ.NJ007.GLOUCESTER.41800000
Tank # 72	USA.NJ.NJ007.GLOUCESTER.41800000
Tank # 73	USA.NJ.NJ007.GLOUCESTER.41800000
Tank # 74	USA.NJ.NJ007.GLOUCESTER.41800000
Tank # 75	USA.NJ.NJ007.GLOUCESTER.41800000
Tank # 77	USA.NJ.NJ007.GLOUCESTER.41800000
TANK 150 NEW SHAFT & BLADES AFE 000100033	USA.NJ.NJ007.GLOUCESTER.41800000
NEW BOTTOM FILL TANK #151 AFE070110033	USA.NJ.NJ007.GLOUCESTER.41800000
TANK 160 INSULATION	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 100033 STEEL STORAGE TANKS 19 FT X 36 FT	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 070110033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 070110033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 070110033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 070110033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 070110033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 070110033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 070110033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 000100033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 000100033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 000100089	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 000100033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 000100033	USA.NJ.NJ007.GLOUCESTER.41800000
AFE 100033	USA.NJ.NJ015.GLOUCESTER.41800000
STEEL STORAGE TANKS QTY 2 AFE070110033	USA.NJ.NJ007.GLOUCESTER.41800000
HV-25 MIXER AFE 100033	USA.NJ.NJ007.GLOUCESTER.41800000
HV-25 MIXER AFE 100033	USA.NJ.NJ007.GLOUCESTER.41800000
HV-25 MIXER AFE 100033	USA.NJ.NJ007.GLOUCESTER.41800000
MIXER AFE 070110033	USA.NJ.NJ007.GLOUCESTER.41800000	105418-1
MIXER AFE 070110033	USA.NJ.NJ007.GLOUCESTER.41800000	105417-1
MISC FTTGS/VALVES/PIPING AFE 000100033	USA.NJ.NJ007.GLOUCESTER.41800000
PIPE SUPPORTS AFE 100033	USA.NJ.NJ007.GLOUCESTER.41800000
MISC FTTGS	USA.NJ.NJ007.GLOUCESTER.41800000
MOTOR CONTROL CENTER AFE 000100033	USA.NJ.NJ007.GLOUCESTER.41800000
PROD LINE TUBING TANKS 150 & 151 AFE 100033	USA.NJ.NJ007.GLOUCESTER.41800000
AIR LINE TANK 151 AFE 100033	USA.NJ.NJ007.GLOUCESTER.41800000
PEDESTALS FOR SAMPLE CONTAINERS AFE 100033	USA.NJ.NJ007.GLOUCESTER.41800000
CROSSOVER PLATFORM STAIRWAY TANKS 150 & 151	USA.NJ.NJ007.GLOUCESTER.41800000
CAPITALIZED INTEREST	USA.NJ.NJ007.GLOUCESTER.41800000
HEAT TRACE	USA.NJ.NJ007.GLOUCESTER.41800000
REPIPE SUCTION LINE TANKS 151 & 152 AFE070110033	USA.NJ.NJ007.GLOUCESTER.41800000
INSULATE MISC PIPING AFE070110033	USA.NJ.NJ007.GLOUCESTER.41800000
8 INCH EXTENSIONS TANKS 161 & 170 AFE070110033	USA.NJ.NJ007.GLOUCESTER.41800000
STRAPPING CHARTS TANKS 151 & 170	USA.NJ.NJ007.GLOUCESTER.41800000
CAPITALIZED INTEREST ADJUST	USA.NJ.NJ007.GLOUCESTER.41800000
FULTON DUEL FUEL BURNER QTY-3	USA.NJ.NJ007.GLOUCESTER.41800000
4FT X 10FT PAD	USA.NJ.NJ007.GLOUCESTER.41800000
SAFETY SHOWERS	USA.NJ.NJ007.GLOUCESTER.41800000
LOADOUT FAN SYSTEM	USA.NJ.NJ007.GLOUCESTER.41800000
SULFUR LINES-TANK #160 & #161	USA.NJ.NJ007.GLOUCESTER.41800000
INSULATION AFE070110033	USA.NJ.NJ007.GLOUCESTER.41800000
General Lab Equipment	USA.IL.IL143.PEKIN.42290000
General Plant Equipment	USA.IL.IL143.PEKIN.42290000
BOBCAT LOADER USED 773	USA.IL.IL143.PEKIN.42290000
Tank # 3	USA.IL.IL143.PEKIN.42290000
Tank # 4	USA.IL.IL143.PEKIN.42290000
Tank # 5	USA.IL.IL143.PEKIN.42290000
Tank # 6	USA.IL.IL143.PEKIN.42290000
TRUCK RACK	USA.IL.IL143.PEKIN.42290000
TRUCK SCALE	USA.IL.IL143.PEKIN.42290000
VIKING N335 LOADING PUMP	USA.IL.IL143.PEKIN.42290000
N335 VIKING LOADING PUMP	USA.IL.IL143.PEKIN.42290000
AFE 000100031	USA.OK.OK131.CATOOSA.42880000
AFE 070110183	USA.OK.OK131.CATOOSA.42880000
AFE 070110183	USA.OK.OK131.CATOOSA.42880000
AFE 000100031	USA.OK.OK131.CATOOSA.42880000
AFE 000100031	USA.OK.OK131.CATOOSA.42880000
CORR ASSET HOUCHIN 5467A	USA.OK.OK131.CATOOSA.42880000
CORR ASSET HOUCHIN 5731	USA.OK.OK131.CATOOSA.42880000
Truck Fall Ramp & SCBA's	USA.OK.OK131.CATOOSA.42880000
MECHANICAL TRUCK UNLOADING BALLARDS	USA.OK.OK131.CATOOSA.42880000
MECHANICAL TRUCK FALL	USA.OK.OK131.CATOOSA.42880000
MILL FINISH GRATING	USA.OK.OK131.CATOOSA.42880000
40 HP PUMP ON ISLAND TWO AFE 100031	USA.OK.OK131.CATOOSA.42880000
MECHANICAL CROSS-OVERS AFE 100031	USA.OK.OK131.CATOOSA.42880000
MECHANICAL PUMP GUARDS AFE 000100031	USA.OK.OK131.CATOOSA.42880000
NELSON HEAT TRACE AFE 000100031	USA.OK.OK131.CATOOSA.42880000
MISC STEEL SERVICE AFE 000100031	USA.OK.OK131.CATOOSA.42880000
MOTORS-GOULDS PUMP & TANK MIXER AFE 000100031	USA.OK.OK131.CATOOSA.42880000
ROOF ONLY SHED WITH 6IN X 12IN WALL	USA.OK.OK131.CATOOSA.42880000
FIRELINE PLUMBING WORK AFE 000100031	USA.OK.OK131.CATOOSA.42880000
INSTALL FANS & LIGHTING ON LOAD PLATFORMS	USA.OK.OK131.CATOOSA.42880000
CAPITALIZED INTEREST	USA.OK.OK131.CATOOSA.42880000
2 INCH WATER METER	USA.OK.OK131.CATOOSA.42880000
TANK LIGHTS	USA.OK.OK131.CATOOSA.42880000
HO UPGRADE PVF	USA.OK.OK131.CATOOSA.42880000
INSULATE ASPHALT LINE	USA.OK.OK131.CATOOSA.42880000
CAPITALIZED INTEREST ADJUST	USA.OK.OK131.CATOOSA.42880000
MISC FTTGS	USA.OK.OK131.CATOOSA.42880000
HEAT TRANSFER OIL	USA.OK.OK131.CATOOSA.42880000
HEAT TRANSFER OIL	USA.OK.OK131.CATOOSA.42880000
MISC FTTGS	USA.OK.OK131.CATOOSA.42880000
TAX CREDITS - OFFSET TO ASSET 101763	USA.OK.OK131.CATOOSA.42880000
DIESEL TANKS CONTAINMENT AFE 000100030	USA.OK.OK131.CATOOSA.42880000
BARGE PUMP GOULDS 3405I	USA.OK.OK131.CATOOSA.42880000
BARGE PUMP GOULDS 3405I (spare)	USA.OK.OK131.CATOOSA.42880000
1995 FORD F150	USA.OK.OK131.CATOOSA.42890000	1FTEF15Y8SLB727
2003 FORD F SUPERCREW	USA.OK.OK131.CATOOSA.42890000	1FTRW07L03KA654
BOAT	USA.OK.OK131.CATOOSA.42890000
FUEL HOSE AFE 070110030	USA.OK.OK131.CATOOSA.42890000
EYEWASH STATIONS AFE 000100030	USA.OK.OK131.CATOOSA.42890000
MISC LAB EQUIPMENT	USA.OK.OK131.CATOOSA.42890000
HEAT TRACE FOR NEW LINES	USA.OK.OK131.CATOOSA.42890000
STARTER FOR 8'' PUMP	USA.OK.OK131.CATOOSA.42890000
HEAT TRC & LN TO DOCK	USA.OK.OK131.CATOOSA.42890000
SKID MOUNTED 3'' ACT	USA.OK.OK131.CATOOSA.42890000
MODEL 520-20. CF-660	USA.OK.OK131.CATOOSA.42890000
MODEL 520-20 CF661	USA.OK.OK131.CATOOSA.42890000
MODEL 520-20 CF-662	USA.OK.OK131.CATOOSA.42890000
JD 3100 BACKHOE	USA.OK.OK131.CATOOSA.42890000
JENSEN 550-25 MIXER-TANK 3751	USA.OK.OK131.CATOOSA.42890000
PUMP CONTROLS AT LOADING DOCK	USA.OK.OK131.CATOOSA.42890000
MODEL 550-30 CK400	USA.OK.OK131.CATOOSA.42890000
ELECTRIC HEAT TRACE	USA.OK.OK131.CATOOSA.42890000
HOT OIL HTR SYS ADON	USA.OK.OK131.CATOOSA.42890000
HEAT TRACE CABLE INST	USA.OK.OK131.CATOOSA.42890000
ELECTRIC HEAT TRC-DK	USA.OK.OK131.CATOOSA.42890000
PUMP REBUILD EXISTING 8''	USA.OK.OK131.CATOOSA.42890000
HURST 600HP INSTALLATION	USA.OK.OK131.CATOOSA.42890000
HEAT TRACT CABL INST	USA.OK.OK131.CATOOSA.42890000
WEIGHTRONIX SCALE	USA.OK.OK131.CATOOSA.42890000
CATHODIC PROT SYST	USA.OK.OK131.CATOOSA.42890000
VIKING MDL R335-ASPLT	USA.OK.OK131.CATOOSA.42890000
CATOOSA MC BLENDER PROJ	USA.OK.OK131.CATOOSA.42890000
HEAT TRACT CABL&FIT	USA.OK.OK131.CATOOSA.42890000
LAKESIDE BOILER WATER	USA.OK.OK131.CATOOSA.42890000
HEAT TRACT CABL&FIT	USA.OK.OK131.CATOOSA.42890000
VIKING MODEL R-335	USA.OK.OK131.CATOOSA.42890000
8'' VIKING OS-224A DIESEL PUMP TK	USA.OK.OK131.CATOOSA.42890000
ELEC HT TRC-PUMP HSE	USA.OK.OK131.CATOOSA.42890000
HEAT TRACT CARL INST	USA.OK.OK131.CATOOSA.42890000
3 MIXERS 150-HT-25	USA.OK.OK131.CATOOSA.42890000
ELECTRIC HEAT TRACE	USA.OK.OK131.CATOOSA.42890000
INSTALL NEW HT TRC	USA.OK.OK131.CATOOSA.42890000
HEATEC HCT-600HEATER	USA.OK.OK131.CATOOSA.42890000
HEATEC-600 HEATER	USA.OK.OK131.CATOOSA.42890000
HURST 500HP WETBACK STEAM BOILER	USA.OK.OK131.CATOOSA.42890000
ASPHALT BLENDING UNIT	USA.OK.OK131.CATOOSA.42890000
AIR COMPRESSOR MODEL P185WJD MAKE I-R	USA.OK.OK131.CATOOSA.42890000
MISC PIPE	USA.OK.OK131.CATOOSA.42890000
12 HOT TAPS	USA.OK.OK131.CATOOSA.42890000
PIPELINE INSULATION	USA.OK.OK131.CATOOSA.42890000
PIPELINE INSULATION	USA.OK.OK131.CATOOSA.42890000
HOT OIL HEATER LINES	USA.OK.OK131.CATOOSA.42890000
12 LN TK8001-TK6002	USA.OK.OK131.CATOOSA.42890000
PIPELINE INSUL & HT	USA.OK.OK131.CATOOSA.42890000
CABLE	USA.OK.OK131.CATOOSA.42890000
ANODE BED	USA.OK.OK131.CATOOSA.42890000
PIPE FITTINGS FOR INSULATON	USA.OK.OK131.CATOOSA.42890000
INSULATE 1500'' PIPE	USA.OK.OK131.CATOOSA.42890000
INSULATE 150 U PIPING	USA.OK.OK131.CATOOSA.42890000
LINE TO HOLDING TANK	USA.OK.OK131.CATOOSA.42890000
REPLACE ANODE BED	USA.OK.OK131.CATOOSA.42890000
REPLACE ANODE BED	USA.OK.OK131.CATOOSA.42890000
Design Services	USA.OK.OK131.CATOOSA.42890000
Design at Catoosa Terminal	USA.OK.OK131.CATOOSA.42890000
PIPE, VALVES, HEAT TRACE	USA.OK.OK131.CATOOSA.42890000
50 Volt Amp Rectifier	USA.OK.OK131.CATOOSA.42890000
Blue Vinyl Tape	USA.OK.OK131.CATOOSA.42890000
Tank # 301	USA.OK.OK131.CATOOSA.42890000
REFINED PRODUCT TANK	USA.OK.OK131.CATOOSA.42890000
500 BBL TANK	USA.OK.OK131.CATOOSA.42890000
500 BBL TANK	USA.OK.OK131.CATOOSA.42890000
500 881-TANK	USA.OK.OK131.CATOOSA.42890000
FLOATING ROOF SEAL	USA.OK.OK131.CATOOSA.42890000
TANK PAD CONSTRUCT	USA.OK.OK131.CATOOSA.42890000
3'' FIN TUSES-NEW TK	USA.OK.OK131.CATOOSA.42890000
BRIDGES & DOLPHINS	USA.OK.OK131.CATOOSA.42890000
LABOR & MATERIALS	USA.OK.OK131.CATOOSA.42890000
ADD TRANSFER SWITCH	USA.OK.OK131.CATOOSA.42890000
ELECTRIC SUPPLIES	USA.OK.OK131.CATOOSA.42890000
LABEL, HEAT TRACE	USA.OK.OK131.CATOOSA.42890000
WELDER & HELPER	USA.OK.OK131.CATOOSA.42890000
CRANE WORK	USA.OK.OK131.CATOOSA.42890000
WELDING	USA.OK.OK131.CATOOSA.42890000
INSULATE TANK	USA.OK.OK131.CATOOSA.42890000
LAID OUT ANODE BEDS	USA.OK.OK131.CATOOSA.42890000
WELDER & HELPER	USA.OK.OK131.CATOOSA.42890000
WELDER & HELPER	USA.OK.OK131.CATOOSA.42890000
Construction Labor	USA.OK.OK131.CATOOSA.42890000
Labor and Materials on Storage Tank	USA.OK.OK131.CATOOSA.42890000
Construction Labor	USA.OK.OK131.CATOOSA.42890000
INSTALL 5 TRUCK FALL LOADING RACKS	USA.OK.OK131.CATOOSA.42890000
MOVE WELCOME TANK TO PAD & ADD PLATFORM TO TOP	USA.OK.OK131.CATOOSA.42890000
GOLDLINE SAFEWALK RAMP (5)	USA.OK.OK131.CATOOSA.42890000
FANS (5) FOR TRUCK FALL PLATFORMS AFE 070110030	USA.OK.OK131.CATOOSA.42890000
CONCRETE CONTAINMENT FOR 3 TANKS	USA.OK.OK131.CATOOSA.42890000
ELECTRONIC INDICATING GROUND ASSY AFE 000100030	USA.OK.OK131.CATOOSA.42890000
SAFEWALK SELF-LEVELING STAIRS W/ PLATFORM AFE 100030	USA.OK.OK131.CATOOSA.42890000
MISC FTTGS/PIPING AFE 100030	USA.OK.OK131.CATOOSA.42890000
NELSON HEAT TRACE AFE 000100030	USA.OK.OK131.CATOOSA.42890000
SAFETY CROSSOVERS & RELATED AFE 000100030	USA.OK.OK131.CATOOSA.42890000
WIRE LOAD RACK TO NEW GROUND CLAMP SYSTEMS AFE 100030	USA.OK.OK131.CATOOSA.42890000
RAILCAR UNLOADING PLATFORM	USA.OK.OK131.CATOOSA.42890000
MISC PIPING/FTTGS/VALVES	USA.OK.OK131.CATOOSA.42890000
10 INCH PIPE .365 S40 STD ERW 155.5FT RAIL UNLOADING	USA.OK.OK131.CATOOSA.42890000
MISC FTTGS-RAIL UNLOADING EXPANSION	USA.OK.OK131.CATOOSA.42890000
RAIL SPUR	USA.OK.OK131.CATOOSA.42890000
HEAT TRACE ON HOLDING TANK PUMP	USA.OK.OK131.CATOOSA.42890000
STEAM TRAPS	USA.OK.OK131.CATOOSA.42890000
STEAM LINE	USA.OK.OK131.CATOOSA.42890000
RAIL LOADOUT STEAM & CONDENSATE	USA.OK.OK131.CATOOSA.42890000
STEAM & CONDENSATE RAIL LOADOUT	USA.OK.OK131.CATOOSA.42890000
PRESSURE GAUGES	USA.OK.OK131.CATOOSA.42890000
PLATFORM HANDRAIL	USA.OK.OK131.CATOOSA.42890000
PVF	USA.OK.OK131.CATOOSA.42890000
PLATFORM HANDRAIL	USA.OK.OK131.CATOOSA.42890000
PIPE VALVES & FITTINGS	USA.OK.OK131.CATOOSA.42890000
PIPING INSULATION	USA.OK.OK131.CATOOSA.42890000
THERMOMETERS	USA.OK.OK131.CATOOSA.42890000
MISC FTTGS	USA.OK.OK131.CATOOSA.42890000
TAX CREDITS	USA.OK.OK131.CATOOSA.42890000
MISC FTTGS	USA.OK.OK131.CATOOSA.42890000
ELECTRICAL - RETURN TANK	USA.OK.OK131.CATOOSA.42890000
TRUCK LOADING PLATFM	USA.OK.OK131.CATOOSA.42890000
TRUCK LOADING PLATFORM	USA.OK.OK131.CATOOSA.42890000
MIXER - MODEL 520 15	USA.OK.OK131.CATOOSA.42890000
FOUNDATION & PIPING	USA.OK.OK131.CATOOSA.42890000
WIRE & INSTALL HEAT TRACE	USA.OK.OK131.CATOOSA.42890000
INSTALL ANODE BED	USA.OK.OK131.CATOOSA.42890000
HEAT TRACE	USA.OK.OK131.CATOOSA.42890000
CABLE	USA.OK.OK131.CATOOSA.42890000
PIPE FITTINGS	USA.OK.OK131.CATOOSA.42890000
RECTIFIER	USA.OK.OK131.CATOOSA.42890000
ELECTRICAL SUPPLIES	USA.OK.OK131.CATOOSA.42890000
BALL SEAT	USA.OK.OK131.CATOOSA.42890000
CONSTRUCTION	USA.OK.OK131.CATOOSA.42890000
INSTALL HEAT TRACE	USA.OK.OK131.CATOOSA.42890000
ELECTRICAL MATERIALS & LABOR	USA.OK.OK131.CATOOSA.42890000
ELECTRICAL MATERIALS & LABOR	USA.OK.OK131.CATOOSA.42890000
ELECTRICAL MATERIALS & LABOR	USA.OK.OK131.CATOOSA.42890000
ELECTRICAL MATERIALS & LABOR	USA.OK.OK131.CATOOSA.42890000
ELECTRICAL MATERIALS & LABOR	USA.OK.OK131.CATOOSA.42890000
ELECTRICAL MATERIALS & LABOR	USA.OK.OK131.CATOOSA.42890000
ELECTRICAL SUPPLIES	USA.OK.OK131.CATOOSA.42890000
INSULATE LINE TO PUMP HOUSE	USA.OK.OK131.CATOOSA.42890000
NELSON HEAT TRACE PRODUCTS	USA.OK.OK131.CATOOSA.42890000
LABOR & INSULATION MATERIALS	USA.OK.OK131.CATOOSA.42890000
INSTALL SOFT START	USA.OK.OK131.CATOOSA.42890000
MIXER	USA.OK.OK131.CATOOSA.42890000
DEVELOP SECURITY PLAN	USA.OK.OK131.CATOOSA.42890000
INSTALL PUMP	USA.OK.OK131.CATOOSA.42890000
FLANGE & PIPE	USA.OK.OK131.CATOOSA.42890000
WELDING SUPPLIES	USA.OK.OK131.CATOOSA.42890000
WELDER & HELPER	USA.OK.OK131.CATOOSA.42890000
INSTALL WINCH	USA.OK.OK131.CATOOSA.42890000
HEAT TRACE CIRCUITS	USA.OK.OK131.CATOOSA.42890000
CONTAINMENT BOOM	USA.OK.OK131.CATOOSA.42890000
SCANNING SYSTEM	USA.OK.OK131.CATOOSA.42890000
STEAM TRAPS	USA.OK.OK131.CATOOSA.42890000
INSULATE 48'' PIPE	USA.OK.OK131.CATOOSA.42890000
Electrical Labor & Material	USA.OK.OK131.CATOOSA.42890000
Service Labor Kit	USA.OK.OK131.CATOOSA.42890000
Rebuilt Pump Port 33	USA.OK.OK131.CATOOSA.42890000
Heat Trace Installation	USA.OK.OK131.CATOOSA.42890000
Construction Labor	USA.OK.OK131.CATOOSA.42890000
Electrical Equipment	USA.OK.OK131.CATOOSA.42890000
Cable	USA.OK.OK131.CATOOSA.42890000
Pump and Filters	USA.OK.OK131.CATOOSA.42890000
2008 WINDROW BASE MACHINE	USA.UT.UT011.SALT LAKE.07010000
1995 FORD F-150	USA.NE.NE079.GRAND ISLA.42930000	1FTEF15N5SNB672
OFFICE TRAILER	USA.NE.NE079.GRAND ISLA.42930000
GEAR SHED WITH ELECTRICAL EQUIP	USA.NE.NE079.GRAND ISLA.42930000
WATER MAIN	USA.NE.NE079.GRAND ISLA.42930000
TANK EXCAVATION/SAND BORROW	USA.NE.NE079.GRAND ISLA.42930000
ACCESS ROAD FOR NEW TANK SETUP	USA.NE.NE079.GRAND ISLA.42930000
ROADWAY, RAMP & RETENTION POND	USA.NE.NE079.GRAND ISLA.42930000
General Plant Equipment	USA.NE.NE079.GRAND ISLA.42930000
LAB EQUIP - OVEN PYRO	USA.NE.NE079.GRAND ISLA.42930000
ROLLING THIN FILM OVEN/DRY AIR SYSTEM AFE 070110135	USA.NE.NE079.GRAND ISLA.42930000
LAB EQUIP-TOP LOAD & GRAVITY OVEN	USA.NE.NE079.GRAND ISLA.42930000
RHEOMETER/LAB EQUIP AFE 70110135	USA.NE.NE079.GRAND ISLA.42930000
IC LIFT TRUCK	USA.NE.NE079.GRAND ISLA.42930000	H177B59963C
VACUUM DEGASSING OVEN	USA.NE.NE079.GRAND ISLA.42930000
BOBCAT 2007 MODEL 5205	USA.NE.NE079.GRAND ISLA.42930000	530513998
LAB EQUIP FOR EMULSION	USA.NE.NE079.GRAND ISLA.42930000
500 ML GRADUATED CYLINDER (LAB EQUIP)	USA.NE.NE079.GRAND ISLA.42930000
OAKTON INSTRUMENTS-LAB EQUIP FOR EMULSION TESTING	USA.NE.NE079.GRAND ISLA.42930000
LAB EQUIP FOR MANUFACTURING QC TESTING	USA.NE.NE079.GRAND ISLA.42930000
VISCOMETER BATH OIL	USA.NE.NE079.GRAND ISLA.42930000
SAYBOLT VISCOMETER BATH	USA.NE.NE079.GRAND ISLA.42930000
TANK CLEANING/PAINTING	USA.NE.NE079.GRAND ISLA.42930000
SURGE TANK & BLOWDOWN SEPARATOR	USA.NE.NE079.GRAND ISLA.42930000
TANK FOR ODOR ABATEMENT	USA.NE.NE079.GRAND ISLA.42930000
PRODUCT TANK 60000 GAL	USA.NE.NE079.GRAND ISLA.42930000
PRODUCT TANK 30000 GAL	USA.NE.NE079.GRAND ISLA.42930000
AC TANK 10000 GAL	USA.NE.NE079.GRAND ISLA.42930000
WATER TANK 24000 GAL	USA.NE.NE079.GRAND ISLA.42930000
CATIONIC SOLUTION TANK #500	USA.NE.NE079.GRAND ISLA.42930000
CATIONIC SOLUTION TANK #501	USA.NE.NE079.GRAND ISLA.42930000
TANK #320 NaOH EMULSIFIER TNK 238 BBL	USA.NE.NE079.GRAND ISLA.42930000
TANK #502 ANIONIC SOLUTION TNK 357 BBL	USA.NE.NE079.GRAND ISLA.42930000
Insulate Tank 7	USA.NE.NE079.GRAND ISLA.42930000
Insulate Tanks 402, 403, 410-413	USA.NE.NE079.GRAND ISLA.42930000
Insulate Tanks 422 & 423	USA.NE.NE079.GRAND ISLA.42930000
Insulate Tank 320	USA.NE.NE079.GRAND ISLA.42930000
INSULATE TANK 8	USA.NE.NE079.GRAND ISLA.42930000
ACID SCRUBBER TANK HDPE 150 GAL	USA.NE.NE079.GRAND ISLA.42930000
6 Mixers	USA.NE.NE079.GRAND ISLA.42930000
6 Radar Gauges	USA.NE.NE079.GRAND ISLA.42930000
2 Asphalt Pumps	USA.NE.NE079.GRAND ISLA.42930000
40hp Asphalt Pump	USA.NE.NE079.GRAND ISLA.42930000
Loading Rack	USA.NE.NE079.GRAND ISLA.42930000
Piping and Insulation	USA.NE.NE079.GRAND ISLA.42930000
Rail Loading/Unloading	USA.NE.NE079.GRAND ISLA.42930000
MIXER & STEAM PARTS	USA.NE.NE079.GRAND ISLA.42930000
MIXER & STEAM PARTS	USA.NE.NE079.GRAND ISLA.42930000
MECH CONTRACTOR AFE 70110135	USA.NE.NE079.GRAND ISLA.42930000
PUMP & PUMP REPAIR KIT AFE 70110135	USA.NE.NE079.GRAND ISLA.42930000
CONSTRUCTION CHRGS	USA.NE.NE079.GRAND ISLA.42930000
METERS & CONTROLLERS	USA.NE.NE079.GRAND ISLA.42930000
AC PUMPS & CONTROLS AFE 70110135	USA.NE.NE079.GRAND ISLA.42930000
DOUBLE TRACE PIPE/FTTGS	USA.NE.NE079.GRAND ISLA.42930000
HV-3 MIXERS QTY-3	USA.NE.NE079.GRAND ISLA.42930000	105509-1 105509
DIAPHRAGMS QTY-3 AFE 70110135	USA.NE.NE079.GRAND ISLA.42930000	246542/543/544
PIPING INSULATION AFE 70110135	USA.NE.NE079.GRAND ISLA.42930000
VIKING PUMP AFE 70110135	USA.NE.NE079.GRAND ISLA.42930000
PLANT CONSTRUCTION AFE 100135	USA.NE.NE079.GRAND ISLA.42930000
FILTERS QTY 300 AFE070110135	USA.NE.NE079.GRAND ISLA.42930000
330 GAL IBC HEAT TRANSFER FLUID QTY 5AFE070110135	USA.NE.NE079.GRAND ISLA.42930000
INSULATE PIPING/PIPE REACTION AFE070110135	USA.NE.NE079.GRAND ISLA.42930000
PIPING OF LOAD LINE AFE070110135	USA.NE.NE079.GRAND ISLA.42930000
ELECTRICAL AFE070110135	USA.NE.NE079.GRAND ISLA.42930000
STEAM TRAPS QTY-12 AFE070110135	USA.NE.NE079.GRAND ISLA.42930000
SEIFER MILL (BTI ACQ)	USA.NE.NE079.GRAND ISLA.42930000
CIRCULATING PUMP (BTI ACQ)	USA.NE.NE079.GRAND ISLA.42930000
IP COMPRESSOR (BTI ACQ)	USA.NE.NE079.GRAND ISLA.42930000
THERMON ST-2 SNAP TRACE AFE070110135	USA.NE.NE079.GRAND ISLA.42930000
IMPELLER PARTS	USA.NE.NE079.GRAND ISLA.42930000
ASPHALT PLANT EQUIPMENT WIRING	USA.NE.NE079.GRAND ISLA.42930000
RAILSIDE PIPING UPGRADE	USA.NE.NE079.GRAND ISLA.42930000
FEEDWATER PUMPS	USA.NE.NE079.GRAND ISLA.42930000
MP-10S-E COLLOID MILL W/ ELECTRONIC OILER	USA.NE.NE079.GRAND ISLA.42930000
PUMPS	USA.NE.NE079.GRAND ISLA.42930000
STEAM TRACE & INSULATE PIPING	USA.NE.NE079.GRAND ISLA.42930000
SUPPORTS FOR MIXERS	USA.NE.NE079.GRAND ISLA.42930000
LOADING ARM / CATWALK	USA.NE.NE079.GRAND ISLA.42930000
STRAINER LINE	USA.NE.NE079.GRAND ISLA.42930000
CORRECT CAPITAL REBILLS	USA.NE.NE079.GRAND ISLA.42930000
WIRE MOTORS & INSTALL PLASMA CUTTER	USA.NE.NE079.GRAND ISLA.42930000
RAILSIDE PIPING UPGRADE	USA.NE.NE079.GRAND ISLA.42930000
PVF	USA.NE.NE079.GRAND ISLA.42930000
PIPING INSULATION	USA.NE.NE079.GRAND ISLA.42930000
CAPITALIZED INTEREST ADJUST	USA.NE.NE079.GRAND ISLA.42930000
TAX ON SAFETY HARNESS	USA.NE.NE079.GRAND ISLA.42930000
BASKET STRAINER - EATON 6 INCH MODEL 72 SIMPLEX	USA.NE.NE079.GRAND ISLA.42930000
SKIDS FOR ODOR ABATEMENT	USA.NE.NE079.GRAND ISLA.42930000
H2S MIST ELIMINATOR	USA.NE.NE079.GRAND ISLA.42930000
PVF FOR MIST ELIMINATION	USA.NE.NE079.GRAND ISLA.42930000
POLUTION CONTROL PRESSURE BLOWER	USA.NE.NE079.GRAND ISLA.42930000
PRESSURE BLOWER	USA.NE.NE079.GRAND ISLA.42930000
MIST FIX ELIMINATOR INSERTION QTY-3	USA.NE.NE079.GRAND ISLA.42930000
ODOR SYSTEM CONCRETE/STRUCTURAL	USA.NE.NE079.GRAND ISLA.42930000
FTTGS & MISC FOR ODOR FILTER SKIDS	USA.NE.NE079.GRAND ISLA.42930000
ELECTRIC-VAPOR RECOVERY FAN	USA.NE.NE079.GRAND ISLA.42930000
VIKING PUMPS QTY - 4	USA.NE.NE079.GRAND ISLA.42930000
COOLING TOWER	USA.NE.NE079.GRAND ISLA.42930000
HOT WATER EXCHANGER	USA.NE.NE079.GRAND ISLA.42930000
MISC PIPING/VALVES/FTTGS	USA.NE.NE079.GRAND ISLA.42930000
HV-25 MIXER - TANK #8	USA.NE.NE079.GRAND ISLA.42930000	105987-2
HV-25 MIXER - TANK #8	USA.NE.NE079.GRAND ISLA.42930000	105987-3
HV-5 MIXER TANK #411	USA.NE.NE079.GRAND ISLA.42930000	105987-12
HV-5 TANK #412	USA.NE.NE079.GRAND ISLA.42930000	105987-13
HV-5 MIXER TANK #413	USA.NE.NE079.GRAND ISLA.42930000	105987-14
HV-5 MIXER TANK # 402	USA.NE.NE079.GRAND ISLA.42930000	105987-15
HV-5 MIXER TANK #403	USA.NE.NE079.GRAND ISLA.42930000	105987-16
SUPPORTS - TANK COILS	USA.NE.NE079.GRAND ISLA.42930000
PUMPS HORIZ CNTRFGL	USA.NE.NE079.GRAND ISLA.42930000
HEAT EXCHANGERS	USA.NE.NE079.GRAND ISLA.42930000
TRUCK SCALES	USA.NE.NE079.GRAND ISLA.42930000
STRAHMAN SV-700 SAMPLE VALVE TANKS 7 & 8	USA.NE.NE079.GRAND ISLA.42930000
STATIC MIXER FOR EMULSION PLANT	USA.NE.NE079.GRAND ISLA.42930000
STATIC MIXERS - AC LOADING QTY-2	USA.NE.NE079.GRAND ISLA.42930000
FREIGHT-PUMPS FROM MOREHEAD CITY	USA.NE.NE079.GRAND ISLA.42930000
HV-7.5 MIXER FOR TANK #420	USA.NE.NE079.GRAND ISLA.42930000	105987-18
HV-7.5 MIXER FOR TANK #421	USA.NE.NE079.GRAND ISLA.42930000	105987-19
SCALES FOUNDATIONS QTY-3	USA.NE.NE079.GRAND ISLA.42930000
PIPE RACK PIERS IN SCALES AREA	USA.NE.NE079.GRAND ISLA.42930000
LOAD RACK / SWIVELS	USA.NE.NE079.GRAND ISLA.42930000
MECHANICAL-ASPHALT BLEND&LOAD	USA.NE.NE079.GRAND ISLA.42930000
TANK 501 HVM-1.5 MIXER	USA.NE.NE079.GRAND ISLA.42930000	105987-5
RETROFIT PARTS CHEMICAL PUMPS @ EMULSION	USA.NE.NE079.GRAND ISLA.42930000
LOADOUT PUMP	USA.NE.NE079.GRAND ISLA.42930000
ELECTRICAL SERVICE-ENTRANCE	USA.NE.NE079.GRAND ISLA.42930000
LOADOUT PIPE & PUMP FOUNDATION	USA.NE.NE079.GRAND ISLA.42930000
EMULSION PUMP	USA.NE.NE079.GRAND ISLA.42930000
LOAD RACK PIPING PVF	USA.NE.NE079.GRAND ISLA.42930000
LOAD OUT PIPING PVF	USA.NE.NE079.GRAND ISLA.42930000
FLANGES - TANK 7	USA.NE.NE079.GRAND ISLA.42930000
TANK 8 FLANGE	USA.NE.NE079.GRAND ISLA.42930000
EMULSION PIPING	USA.NE.NE079.GRAND ISLA.42930000
LOAD RACK AUTO SAMPLERS (2)	USA.NE.NE079.GRAND ISLA.42930000
STRAHMAN SV-700 SAMPLING VALVE QTY-2 TANKS 7&8	USA.NE.NE079.GRAND ISLA.42930000
RECEIVING/STORAGE PVF	USA.NE.NE079.GRAND ISLA.42930000
PRESSURE GAUGES/THERMOMETERS	USA.NE.NE079.GRAND ISLA.42930000
MILL	USA.NE.NE079.GRAND ISLA.42930000
RADAR GAUGES	USA.NE.NE079.GRAND ISLA.42930000
Heat Trace Materials-LOAD OUT PIPING	USA.NE.NE079.GRAND ISLA.42930000
Heat Trace Materials-RECEIVING PIPING	USA.NE.NE079.GRAND ISLA.42930000
Retrofit Parts for Chemical Pumps	USA.NE.NE079.GRAND ISLA.42930000
BLENDING & LOADING INSTALL	USA.NE.NE079.GRAND ISLA.42930000
ELECTRICAL L & M - EMULSION	USA.NE.NE079.GRAND ISLA.42930000
ELECTRICAL L & M - ASPHALT	USA.NE.NE079.GRAND ISLA.42930000
LOAD OUT PUMPS (2) VIKING N324A	USA.NE.NE079.GRAND ISLA.42930000
EMULSION CONTROL SYSTEM-ELECTRICAL	USA.NE.NE079.GRAND ISLA.42930000
CABLE TRAY FROM LUBBOCK	USA.NE.NE079.GRAND ISLA.42930000
WATER MAIN RELOCATION	USA.NE.NE079.GRAND ISLA.42930000
TANK #7 PIPING, HOT OIL AND TRACER TREE PIPING	USA.NE.NE079.GRAND ISLA.42930000
STEAM TRAPS & STRAINERS-STEAM EXCHANGER	USA.NE.NE079.GRAND ISLA.42930000
SAFETY SHOWERS EMULSION AREA	USA.NE.NE079.GRAND ISLA.42930000
TRANSFER OIL FOR TANK #7 COILS & MAIN HEADER PIPING	USA.NE.NE079.GRAND ISLA.42930000
4 IN INSULATION HOS & HOR LINES TO TANK #7	USA.NE.NE079.GRAND ISLA.42930000
PIPING INSULATION-TANK #7 HOT OIL LINES	USA.NE.NE079.GRAND ISLA.42930000
OPERATOR SCALE SHACK FOR NEW TRUCK LOADING RACK	USA.NE.NE079.GRAND ISLA.42930000
HEAT TAPE FOR PIPING	USA.NE.NE079.GRAND ISLA.42930000
THERMAL OIL FOR EMULSION PLT PIPING	USA.NE.NE079.GRAND ISLA.42930000
BASKET STRAINER #150 6 INCH TRUCK LOADING	USA.NE.NE079.GRAND ISLA.42930000
BASKET STRAINER #150 6 INCH AC MFG	USA.NE.NE079.GRAND ISLA.42930000
BASKET STRAINER #150 6 INCH AC MFG	USA.NE.NE079.GRAND ISLA.42930000
BASKET STRAINER #150 6 INCH AC MFG	USA.NE.NE079.GRAND ISLA.42930000
BASKET STRAINER #150 6 INCH TRUCK UNLOADING	USA.NE.NE079.GRAND ISLA.42930000
BASKET STRAINER #150 6 INCH TRUCK LOADING	USA.NE.NE079.GRAND ISLA.42930000
BASKET STRAINER #150 6 INCH TRUCK LOADING	USA.NE.NE079.GRAND ISLA.42930000
BASKET STRAINER #150 6 INCH TRUCK LOADING	USA.NE.NE079.GRAND ISLA.42930000
PIPING INSULATION	USA.NE.NE079.GRAND ISLA.42930000
VFDs WITH BRANCH FEEDERS	USA.NE.NE079.GRAND ISLA.42930000
MCC BUCKET-TANK 320 MIXER	USA.NE.NE079.GRAND ISLA.42930000
HV-2 MIXER TANK 422	USA.NE.NE079.GRAND ISLA.42930000	106145-1
HV-2 MIXER TANK 423	USA.NE.NE079.GRAND ISLA.42930000	106145-2
TANK 320 MIXER	USA.NE.NE079.GRAND ISLA.42930000
CATWALKS	USA.NE.NE079.GRAND ISLA.42930000
LIGHTS/LOAD OUT CONTROLS	USA.NE.NE079.GRAND ISLA.42930000
ELECTRIC-TANK MONITORING DISPLAY SYSTEM	USA.NE.NE079.GRAND ISLA.42930000
1996 FORD F-150	USA.KS.KS079.HALSTEAD.42940000	1FTEF15N3TLB113
BTI ACQ MISC EQUIP	USA.KS.KS079.HALSTEAD.42940000
SAFETY EQUIPMENT	USA.KS.KS079.HALSTEAD.42940000
DAEWOO FORKLIFT	USA.KS.KS079.HALSTEAD.42940000
SYSTEM ASPHALT DHP AR2000	USA.KS.KS079.HALSTEAD.42940000
AIR SYSTEMS AIR CART/AIR CYLINDER	USA.KS.KS079.HALSTEAD.42940000
RHEOMETER UNIT AR2000EX	USA.KS.KS079.HALSTEAD.42940000
SKID STEER LOADER	USA.KS.KS079.HALSTEAD.42940000
CONCRETE WALL 10 INCH AFE070110090	USA.KS.KS079.HALSTEAD.42940000
CONCRETE PAD FOR VAPOR TANK	USA.KS.KS079.HALSTEAD.42940000
AFE 100090	USA.KS.KS079.HALSTEAD.42940000
AFE 000100090	USA.KS.KS079.HALSTEAD.42940000
MISC CONSTRUCTION CHRGS	USA.KS.KS079.HALSTEAD.42940000
AIR PERMIT	USA.KS.KS079.HALSTEAD.42940000
MIXERS	USA.KS.KS079.HALSTEAD.42940000
MIXERS HV-25 GROUP 1 OF 5	USA.KS.KS079.HALSTEAD.42940000
FOUNDATIONS	USA.KS.KS079.HALSTEAD.42940000
HEATERS	USA.KS.KS079.HALSTEAD.42940000
PROFESSIONAL SERVICES	USA.KS.KS079.HALSTEAD.42940000
MIXERS HV-25 GROUP 1 OF 5	USA.KS.KS079.HALSTEAD.42940000
MISC CONSTRUCTION MATERIALS	USA.KS.KS079.HALSTEAD.42940000
MISC VALVES FTTGS PIPING	USA.KS.KS079.HALSTEAD.42940000
NEW PLANT CONSTRUCTION	USA.KS.KS079.HALSTEAD.42940000
CAPITALIZED INTEREST	USA.KS.KS079.HALSTEAD.42940000
HV-25 MIXERS	USA.KS.KS079.HALSTEAD.42940000
SENSORS	USA.KS.KS079.HALSTEAD.42940000
MIXER TANK #12	USA.KS.KS079.HALSTEAD.42940000	105488-15
MECHANICAL	USA.KS.KS079.HALSTEAD.42940000
EXCHANGER	USA.KS.KS079.HALSTEAD.42940000
PNEUMATIC BLOWER	USA.KS.KS079.HALSTEAD.42940000
PNEUMATIC AIR LOCK	USA.KS.KS079.HALSTEAD.42940000
PNEUMATIC AIR LOCK	USA.KS.KS079.HALSTEAD.42940000
POLYMER SILO-FRIESEN	USA.KS.KS079.HALSTEAD.42940000
MONTGOMERY HOG MODEL 27PM-KC AFE070110090	USA.KS.KS079.HALSTEAD.42940000
TA BELT CONVEYOR AFE070110090	USA.KS.KS079.HALSTEAD.42940000
PIPE TUNNELS	USA.KS.KS079.HALSTEAD.42940000
RAILROAD SIDING AFE070110090	USA.KS.KS079.HALSTEAD.42940000
MIXERS QTY 2	USA.KS.KS079.HALSTEAD.42940000
SIMPLEX STRAINERS 8 INCH 150# QTY 10 AFE070110090	USA.KS.KS079.HALSTEAD.42940000
MAJOR EQUIP AFE070110090	USA.KS.KS079.HALSTEAD.42940000
PUMPS QTY-2 AFE070110090	USA.KS.KS079.HALSTEAD.42940000
STRAINERS QTY-6	USA.KS.KS079.HALSTEAD.42940000
GOLDLINE PIPE BRIDGE TRUSS AFE070110090	USA.KS.KS079.HALSTEAD.42940000
DELTA V	USA.KS.KS079.HALSTEAD.42940000
TANK VFDS AFE070110090	USA.KS.KS079.HALSTEAD.42940000
TANK VFDS AFE070110090	USA.KS.KS079.HALSTEAD.42940000
FOUNDATION (SCALE) AFE070110090	USA.KS.KS079.HALSTEAD.42940000
WIRING / CABLE TRAY	USA.KS.KS079.HALSTEAD.42940000
VFD TANK 14 PUMPS A & B AFE070110090	USA.KS.KS079.HALSTEAD.42940000
SCALES AFE070110090	USA.KS.KS079.HALSTEAD.42940000
MODEL 6 LVMCC PMAC MCC	USA.KS.KS079.HALSTEAD.42940000
HEAT TRANSFER FLUID	USA.KS.KS079.HALSTEAD.42940000
MODEL 6 LVMCC TANK FARM PARTIAL BILL	USA.KS.KS079.HALSTEAD.42940000
CONVEYORS	USA.KS.KS079.HALSTEAD.42940000
PIPING INSULATION	USA.KS.KS079.HALSTEAD.42940000
ODORFILTER SYSTEM	USA.KS.KS079.HALSTEAD.42940000
SENSORS	USA.KS.KS079.HALSTEAD.42940000
FURNACE	USA.KS.KS079.HALSTEAD.42940000
SULFUR SKID	USA.KS.KS079.HALSTEAD.42940000
MISC PIPING/FTTGS/VALVES	USA.KS.KS079.HALSTEAD.42940000
HEAT TRACING	USA.KS.KS079.HALSTEAD.42940000
PIPE INSULATION	USA.KS.KS079.HALSTEAD.42940000
TRUCK SCALE CABLE	USA.KS.KS079.HALSTEAD.42940000
HEAT TRANSFER FLUID	USA.KS.KS079.HALSTEAD.42940000
GAS REGULATORS	USA.KS.KS079.HALSTEAD.42940000
BASKET STRAINERS QTY-4	USA.KS.KS079.HALSTEAD.42940000
LOCKER	USA.KS.KS079.HALSTEAD.42940000
STATIC MIXER	USA.KS.KS079.HALSTEAD.42940000
LOAD RACK DOWN SPOUT	USA.KS.KS079.HALSTEAD.42940000
CONSTRUCTION MATERIALS	USA.KS.KS079.HALSTEAD.42940000
STEAM TRAPS QTY-5	USA.KS.KS079.HALSTEAD.42940000
LIGHTING	USA.KS.KS079.HALSTEAD.42940000
PIPING CONSTRUCTION	USA.KS.KS079.HALSTEAD.42940000
SIDE-MOUNT MIXER	USA.KS.KS079.HALSTEAD.42940000
ACID PUMP	USA.KS.KS079.HALSTEAD.42940000
GRINDER	USA.KS.KS079.HALSTEAD.42940000
LIFELINE CABLE/SCOTT SKA-PAK	USA.KS.KS079.HALSTEAD.42940000
ELECTRICAL INSTALL	USA.KS.KS079.HALSTEAD.42940000
CHEMICAL FEED PUMPS W PVF & SAMLE COOLERS	USA.KS.KS079.HALSTEAD.42940000
REGULATOR	USA.KS.KS079.HALSTEAD.42940000
PLATFORM EXTENSIONS	USA.KS.KS079.HALSTEAD.42940000
AUTO SAMPLE PLATFORM	USA.KS.KS079.HALSTEAD.42940000
SCALE CAT WALKS	USA.KS.KS079.HALSTEAD.42940000
DRIVE ENCLOSURES	USA.KS.KS079.HALSTEAD.42940000
THERMOMETERS MODEL 3430F 6INCH	USA.KS.KS079.HALSTEAD.42940000
FACILITY RESPONSE PLAN	USA.KS.KS079.HALSTEAD.42940000
PIPE BRIDGE GASKETS	USA.KS.KS079.HALSTEAD.42940000
HEAT TRACING	USA.KS.KS079.HALSTEAD.42940000
FUME BOOSTER FAN @ TRUCK LOADING RACK	USA.KS.KS079.HALSTEAD.42940000
VAPOR RECOVERY VENTS/FILTERS	USA.KS.KS079.HALSTEAD.42940000
PVF FOR VAPOR RECOVERY	USA.KS.KS079.HALSTEAD.42940000
MODIFY FUME COLLECTION SYSTEM AC TANK FARM	USA.KS.KS079.HALSTEAD.42940000
AFE070110700/FREIGHT	USA.KS.KS079.HALSTEAD.42940000
1995 PICKUP	USA.MI.MI017.BAY CITY.43290000	1GCEK14H5SE2052
2008 CHEV SILVERADO EXT CAB 4X4	USA.MI.MI017.ESSEXVILLE.43290000	1GCEK19J68Z1961
COMPUTER DON FORNIER	USA.MI.MI017.BAY CITY.43290000
FX-890 IMPACT PRINTER	USA.MI.MI017.BAY CITY.43290000	E8BY253179
LASERJET PRINTER	USA.MI.MI017.BAY CITY.43290000	CNBK251838
HP LASER JET P2015 PRINTER SN#CNB1R24023 (CAROL?S)	USA.MI.MI017.BAY CITY.43290000	CNB1R24023
HP OFFICE JET PRO K5400 PRINTER SN#MY71T180J2 (DON?S)	USA.MI.MI017.BAY CITY.43290000	MY71T180J2
3 COMPUTERS	USA.MI.MI017.BAY CITY.43290000
4 DESKS	USA.MI.MI017.BAY CITY.43290000
6 OFFICE CHAIRS	USA.MI.MI017.BAY CITY.43290000
3 LATERAL FILING CABINETS	USA.MI.MI017.BAY CITY.43290000
1 STORAGE CABINET	USA.MI.MI017.BAY CITY.43290000
1 TABLE	USA.MI.MI017.BAY CITY.43290000
5 CISCO IP PHONES	USA.MI.MI017.BAY CITY.43290000
ZERO TURN MOWER	USA.MI.MI017.BAY CITY.43290000
WELDER	USA.MI.MI017.BAY CITY.43290000
UPRIGHT AIR COMPRESSOR	USA.MI.MI017.BAY CITY.43290000
FORK TRUCK	USA.MI.MI017.BAY CITY.43290000
AIR COMPRESSOR (WORTHINGTON) ON TRAILER	USA.MI.MI017.BAY CITY.43290000
FORD TRACTOR WITH 5FT MOWING DECK	USA.MI.MI017.ESSEXVILLE.43290000
CATHODIC PROTECTION	USA.MI.MI017.BAY CITY.43290000
LOADING RACK 4 INCH ARM/PLATFORM/SHED/METER	USA.MI.MI017.BAY CITY.43290000
CATHODIC PROTECTION	USA.MI.MI017.ESSEXVILLE.43290000
PUMP-CENTRIFUGAL 30HP ELEC MOTOR	USA.MI.MI017.ESSEXVILLE.43290000
FORD PICKUP 2000	USA.MO.MO510.ST LOUIS.43310000	1FTPF17L6YKA334
COMPUTER - CYNTHIA BIANCHI	USA.MO.MO510.ST LOUIS.43310000
COMPUTER - DARRYL DARNELL	USA.MO.MO510.ST LOUIS.43310000
HP LJ 3055 QTY-2 / HP LJ 3050	USA.MO.MO510.ST LOUIS.43310000	SCNBJ295565/295
STRUCTURED CABLING	USA.MO.MO510.ST LOUIS.43310000
S250 BOBCAT	USA.MO.MO510.ST LOUIS.43310000
MOBILE AIR COMPRESSOR	USA.MO.MO510.ST LOUIS.43310000
POLARIS RANGER 2006	USA.MO.MO510.ST LOUIS.43310000
TANKS FOR ODOR ABATEMENT	USA.MO.MO510.ST LOUIS.43310000
PRODUCT PIPING	USA.MO.MO510.ST LOUIS.43310000
PRODUCT LOADLOUT	USA.MO.MO510.ST LOUIS.43310000
ELECTRICAL SYSTEM	USA.MO.MO510.ST LOUIS.43310000
SCALE 70FT X 11FT/HO HEATER/PIPING/RACK	USA.MO.MO510.ST LOUIS.43310000
SKIDS FOR ODOR ABATEMENT	USA.MO.MO510.ST LOUIS.43310000
H2S MIST ELIMINATOR	USA.MO.MO510.ST LOUIS.43310000
PVF FOR H2S MIST ELIMINATION	USA.MO.MO510.ST LOUIS.43310000
PRESSURE BLOWER	USA.MO.MO510.ST LOUIS.43310000
MIST FIX ELIMINATOR INSERTION	USA.MO.MO510.ST LOUIS.43310000
PUMP MAGNETIC DRIVE QTY-2	USA.MO.MO510.ST LOUIS.43310000
PERMIT - HS2 REMOVAL SYSTEM	USA.MO.MO510.ST LOUIS.43310000
COMPUTER - SHARED	USA.TN.TN157.MEMPHIS.43320000
CISCO 1300 QTY-2 / APC SMARTUPS QTY-2	USA.TN.TN157.MEMPHIS.43320000	SFTX1118U08H/8U
PRINTERS	USA.TN.TN157.MEMPHIS.43320000
AFE070110416/ANTENNA	USA.TN.TN157.MEMPHIS.43320000
COMPUTER EQUIPMENT	USA.TN.TN157.MEMPHIS.43320000
AFE070110416/PROFESSIONAL SERVICES	USA.TN.TN157.MEMPHIS.43320000
MINOR LAB / MAINT EQUIPMENT	USA.TN.TN157.MEMPHIS.43320000
TANK 2-1	USA.TN.TN157.MEMPHIS.43320000
TANK 2-2	USA.TN.TN157.MEMPHIS.43320000
TANK 2-3	USA.TN.TN157.MEMPHIS.43320000
TANK 1-4	USA.TN.TN157.MEMPHIS.43320000
TANK 2-5	USA.TN.TN157.MEMPHIS.43320000
TANK 1-6	USA.TN.TN157.MEMPHIS.43320000
TANK 1-7	USA.TN.TN157.MEMPHIS.43320000
TANK 1-8	USA.TN.TN157.MEMPHIS.43320000
TANK 1-9	USA.TN.TN157.MEMPHIS.43320000
TANK 1-10	USA.TN.TN157.MEMPHIS.43320000
TANK 1-11	USA.TN.TN157.MEMPHIS.43320000
TANK 1-12	USA.TN.TN157.MEMPHIS.43320000
TANK 1-13	USA.TN.TN157.MEMPHIS.43320000
TANK 1-14	USA.TN.TN157.MEMPHIS.43320000
TANK 1-15	USA.TN.TN157.MEMPHIS.43320000
TANK 1-16	USA.TN.TN157.MEMPHIS.43320000
TANK 1-17	USA.TN.TN157.MEMPHIS.43320000
TANK 1-18	USA.TN.TN157.MEMPHIS.43320000
TANK 1-19	USA.TN.TN157.MEMPHIS.43320000
TANK 1-20	USA.TN.TN157.MEMPHIS.43320000
TANK 1-21	USA.TN.TN157.MEMPHIS.43320000
TANK 1-25	USA.TN.TN157.MEMPHIS.43320000
TANK 1-26	USA.TN.TN157.MEMPHIS.43320000
TANK 1-27	USA.TN.TN157.MEMPHIS.43320000
TANK 1-28	USA.TN.TN157.MEMPHIS.43320000
TANK 1-29	USA.TN.TN157.MEMPHIS.43320000
TANK 1-30	USA.TN.TN157.MEMPHIS.43320000
MCC UPGRADE	USA.TN.TN157.MEMPHIS.43320000
TRUCK SCALE 60 TON	USA.TN.TN157.MEMPHIS.43320000
FUEL OIL PIPING 2 INCH	USA.TN.TN157.MEMPHIS.43320000
AGENT PIPING 3 INCH, 2 INCH & 1 INCH	USA.TN.TN157.MEMPHIS.43320000
ASPHALT PIPING 4 INCH	USA.TN.TN157.MEMPHIS.43320000
WATER PIPING 2 INCH	USA.TN.TN157.MEMPHIS.43320000
EMULSION PIPING 4 INCH	USA.TN.TN157.MEMPHIS.43320000
EMULSION PIPING 3 INCH	USA.TN.TN157.MEMPHIS.43320000
FUEL OIL VALVES 3 INCH 2 INCH & 1 INCH	USA.TN.TN157.MEMPHIS.43320000
AGENT VALVES 2 INCH	USA.TN.TN157.MEMPHIS.43320000
AGENT VALVES 3 AND 1 INCH INCH	USA.TN.TN157.MEMPHIS.43320000
ASPHALT VALVES	USA.TN.TN157.MEMPHIS.43320000
WATER VALVES 3 INCH 2 INCH & 1 INCH	USA.TN.TN157.MEMPHIS.43320000
EMULSION VALVES 4 INCH	USA.TN.TN157.MEMPHIS.43320000
EMULSION VALVES 3 INCH 2 INCH & 1 INCH	USA.TN.TN157.MEMPHIS.43320000
CAUSTIC PUMP/BRINE PUMP	USA.TN.TN157.MEMPHIS.43320000
TALL OIL PUMP	USA.TN.TN157.MEMPHIS.43320000
ANIONIC SOAP PUMP	USA.TN.TN157.MEMPHIS.43320000
INDULIN PUMP	USA.TN.TN157.MEMPHIS.43320000
ACID PUMP $3200/AMINE PUMP $3800	USA.TN.TN157.MEMPHIS.43320000
CATIONIC SOAP PUMP	USA.TN.TN157.MEMPHIS.43320000
MILL FEED PUMP	USA.TN.TN157.MEMPHIS.43320000
HOT WATER TRANSFER PUMP	USA.TN.TN157.MEMPHIS.43320000
HOT WATER CIRCULATING PUMP $2900/FUEL PUMP $1600	USA.TN.TN157.MEMPHIS.43320000
ANIONIC & CATIONIC EMULSION LOADING PUMPS	USA.TN.TN157.MEMPHIS.43320000
MAIN LOADING RACK	USA.TN.TN157.MEMPHIS.43320000
STEEL WALKWAY	USA.TN.TN157.MEMPHIS.43320000
HOT WATER HEATER AJAX	USA.TN.TN157.MEMPHIS.43320000
HEAT EXCHANGER	USA.TN.TN157.MEMPHIS.43320000
PRODUCTION MILL CHARLOTTE	USA.TN.TN157.MEMPHIS.43320000
GOULDS PUMP MODEL 3656-M	USA.TN.TN157.MEMPHIS.43320000
COOLING TOWER	USA.TN.TN157.MEMPHIS.43320000
1999 SILVERADO EXT CAB	USA.OH.OH049.COLUMBUS.43330000	1GCEC19V9XZ2052
2007 SILVERADO 1500 4WD - BILL DYE	USA.OH.OH049.COLUMBUS.43330000	1GCEK19067Z6345
COMPUTER EQUIPMENT	USA.OH.OH049.COLUMBUS.43330000
LAB EQUIPMENT	USA.OH.OH049.COLUMBUS.43330000
MINOR LAB & MAINT EQUIPMENT 1990	USA.OH.OH049.COLUMBUS.43330000
TANK 1-1 1981 457 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-3 1981 457 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-4 1981 457 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-6 1981 457 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-7 1981 457 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-8 1981 457 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-10 1981 457 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-11 1981 457 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-21 1981 215 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-22 1983 674 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-23 1983 674 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-27 2003 919 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-28 2003 919 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-29 2003 919 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-30 2003 919 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-31 2003 919 BBLS	USA.OH.OH049.COLUMBUS.43330000
TANK 1-32 2003 919 BBLS	USA.OH.OH049.COLUMBUS.43330000
FUEL OIL PIPING & VALVES 1 & 2 INCH 1981	USA.OH.OH049.COLUMBUS.43330000
AGENT PIPING 2 INCH 1981	USA.OH.OH049.COLUMBUS.43330000
HEATING PIPING 3 INCH 1987	USA.OH.OH049.COLUMBUS.43330000
ASPHALT PIPING 2 INCH 1986	USA.OH.OH049.COLUMBUS.43330000
ASPHALT PIPING 4 INCH 1986	USA.OH.OH049.COLUMBUS.43330000
WATER PIPING 2 INCH 1985	USA.OH.OH049.COLUMBUS.43330000
EMULSION PIPING 6 INCH 2003	USA.OH.OH049.COLUMBUS.43330000
EMULSION PIPING 4 INCH 1987	USA.OH.OH049.COLUMBUS.43330000
EMULSION PIPING 3 INCH 1985	USA.OH.OH049.COLUMBUS.43330000
AGENT VALVES 1 INCH THRU 3 INCH 1981	USA.OH.OH049.COLUMBUS.43330000
HEATING VALVES 1 INCH THRU 3 INCH 1987	USA.OH.OH049.COLUMBUS.43330000
ASPHALT VALVES 1 INCH THRU 6 INCH 1988	USA.OH.OH049.COLUMBUS.43330000
WATER VALVES	USA.OH.OH049.COLUMBUS.43330000
EMULSION VALVES 4 INCH 1987	USA.OH.OH049.COLUMBUS.43330000
EMULSION VALVES 3 INCH 1985	USA.OH.OH049.COLUMBUS.43330000
MAIN LOADING RACK 2003	USA.OH.OH049.COLUMBUS.43330000
WALKWAY 1981	USA.OH.OH049.COLUMBUS.43330000
PRODUCTION MILL DALWORTH CM18 1981	USA.OH.OH049.COLUMBUS.43330000
HOT WATER HEATER AJAX	USA.OH.OH049.COLUMBUS.43330000	52947
TRUCK SCALE 60 TON THURMAN 1981	USA.OH.OH049.COLUMBUS.43330000
TRUCK LOADING PUMPS #24 & #25 1987 QTY-2	USA.OH.OH049.COLUMBUS.43330000
TALL OIL PUMP 1981 $1394 / CAUSTIC PUMP 1981 $2090	USA.OH.OH049.COLUMBUS.43330000
ANIONIC SOAP PUMP #7 2005	USA.OH.OH049.COLUMBUS.43330000
OIL PUMPS #3 & #4 1981	USA.OH.OH049.COLUMBUS.43330000
ANIONIC SOAP PUMP #6 2005	USA.OH.OH049.COLUMBUS.43330000
AC TO FEED MILL PUMP 1990	USA.OH.OH049.COLUMBUS.43330000
FEED WATER PUMP SYSTEM 2005 / HOT WATER PUMP 1981	USA.OH.OH049.COLUMBUS.43330000
ASPHALT TO DAY TANKS LINES/PUMP TIE-INS	USA.OH.OH049.COLUMBUS.43330000
HVM-2 MIXER TANK #6	USA.OH.OH049.COLUMBUS.43330000	105983-2
HVM-2 MIXER TANK #8	USA.OH.OH049.COLUMBUS.43330000	105983-3
HV-2 MIXER TANK #28	USA.OH.OH049.COLUMBUS.43330000	105983-3
HV-2 MIXER TANK #31	USA.OH.OH049.COLUMBUS.43330000	105983-4
HVM-2 MIXER TANK #7	USA.OH.OH049.COLUMBUS.43330000	105983-1
HEAT TRACE CONTROL BOX & WIRING	USA.OH.OH049.COLUMBUS.43330000
ELECTRIC CONTROLS FOR MIXERS	USA.OH.OH049.COLUMBUS.43330000
NORTH PUMP CONTROLS	USA.OH.OH049.COLUMBUS.43330000
TANK FARM MIXING MOTOR FEEDS	USA.OH.OH049.COLUMBUS.43330000
TRANSFORMER PARTS	USA.OH.OH049.COLUMBUS.43330000
EMULSION PROCESS BLDG	USA.NE.NE079.GRAND ISLA.43340000
SITE DEVELOPMENT	USA.NE.NE079.GRAND ISLA.43340000
STONE	USA.NE.NE079.GRAND ISLA.43340000
STORMWATER POND	USA.NE.NE079.GRAND ISLA.43340000
TANK #7	USA.NE.NE079.GRAND ISLA.43340000
AC 200/300 TANK #8 50K BBL	USA.NE.NE079.GRAND ISLA.43340000
TANK CLEANING	USA.NE.NE079.GRAND ISLA.43340000
EMULSION TANK #402 50000 GAL VERT 14FT X 43 FT	USA.NE.NE079.GRAND ISLA.43340000
EMULSION TANK #410 50000 GAL VERT 14FT X 43 FT	USA.NE.NE079.GRAND ISLA.43340000
EMULSION TANK #411 50000 GAL VERT 14FT X 43 FT	USA.NE.NE079.GRAND ISLA.43340000
EMULSION TANK #412 50000 GAL VERT 14FT X 43 FT	USA.NE.NE079.GRAND ISLA.43340000
EMULSION TANK #413 50000 GAL VERT 14FT X 43 FT	USA.NE.NE079.GRAND ISLA.43340000
EMULSION CHEMICAL TANK FARM PAD/CONTAINMENT WALL	USA.NE.NE079.GRAND ISLA.43340000
EMULSIFIER TANK #320 NaOH 10000 GAL VERT 10FT X 18FT	USA.NE.NE079.GRAND ISLA.43340000
FUEL OIL TANK #300 30000 GAL VERT	USA.NE.NE079.GRAND ISLA.43340000
SOLUTION (ANIONIC) TANK #502 15000 GAL VERT 12FT X 18FT	USA.NE.NE079.GRAND ISLA.43340000
COILS TANK #7	USA.NE.NE079.GRAND ISLA.43340000
COILS TANK #8	USA.NE.NE079.GRAND ISLA.43340000
6500 GAL ACID TANK	USA.NE.NE079.GRAND ISLA.43340000
SET POLY TANK	USA.NE.NE079.GRAND ISLA.43340000
CONSTRUCTION	USA.NE.NE079.GRAND ISLA.43340000
HO HEAT LINES EXT TO TANKS 3-6	USA.NE.NE079.GRAND ISLA.43340000
PIPE SUPPORTS	USA.NE.NE079.GRAND ISLA.43340000
CAPITALIZED INTEREST	USA.NE.NE079.GRAND ISLA.43340000
MISC PIPING/VALVES/FTTGS	USA.NE.NE079.GRAND ISLA.43340000
MILL DEPOSIT	USA.NE.NE079.GRAND ISLA.43340000
EMULSION/CHEMICAL PVF	USA.NE.NE079.GRAND ISLA.43340000
CHEMICAL BATCH METER	USA.NE.NE079.GRAND ISLA.43340000
SOLUTION MILL METER	USA.NE.NE079.GRAND ISLA.43340000
ADDITIVE MILL METER	USA.NE.NE079.GRAND ISLA.43340000
FUEL OIL MILL METER	USA.NE.NE079.GRAND ISLA.43340000
AC MILL METER	USA.NE.NE079.GRAND ISLA.43340000
PMAC MILL METER	USA.NE.NE079.GRAND ISLA.43340000
AC METER	USA.NE.NE079.GRAND ISLA.43340000
AC METER	USA.NE.NE079.GRAND ISLA.43340000
PMAC METER	USA.NE.NE079.GRAND ISLA.43340000
PMAC METER	USA.NE.NE079.GRAND ISLA.43340000
ULTRASONIC LEVEL INDICATOR	USA.NE.NE079.GRAND ISLA.43340000
MIXER TANKS 500 & 501	USA.NE.NE079.GRAND ISLA.43340000
MIXER TANK 502	USA.NE.NE079.GRAND ISLA.43340000
MIXER TANK 301	USA.NE.NE079.GRAND ISLA.43340000
MIXER TANK 311	USA.NE.NE079.GRAND ISLA.43340000
HV-5 MIXER TANK 410	USA.NE.NE079.GRAND ISLA.43340000	105987-11
MIXER TANK 321	USA.NE.NE079.GRAND ISLA.43340000
MIXER TANK 401	USA.NE.NE079.GRAND ISLA.43340000
MIXER TANK 320	USA.NE.NE079.GRAND ISLA.43340000
LOAD RACK CANOPY FOUNDATION	USA.NE.NE079.GRAND ISLA.43340000
MIXER TANK 7	USA.NE.NE079.GRAND ISLA.43340000
MIXERS TANK 8 QTY-2	USA.NE.NE079.GRAND ISLA.43340000
PIPE SUPPORTS-HO COILS IN EMULSION TANKS	USA.NE.NE079.GRAND ISLA.43340000
VIKING PUMP 7.5 HP MOTOR	USA.NE.NE079.GRAND ISLA.43340000
VIKING PUMP WITH 1 HP MOTOR	USA.NE.NE079.GRAND ISLA.43340000
PUMP G&L SSH	USA.NE.NE079.GRAND ISLA.43340000
VIKING QS224A PUMP WITH TECO 30 HP	USA.NE.NE079.GRAND ISLA.43340000
VIKING N-324A PUMP WITH TECO 40HP	USA.NE.NE079.GRAND ISLA.43340000
VIKING N-324A PUMP WITH TECO 40 HP	USA.NE.NE079.GRAND ISLA.43340000
INSULATE HO PIPING	USA.NE.NE079.GRAND ISLA.43340000
WATER VALVE	USA.NE.NE079.GRAND ISLA.43340000
MOTOR CONTROL CENTER	USA.NE.NE079.GRAND ISLA.43340000
MECHANICAL-EMULSION	USA.NE.NE079.GRAND ISLA.43340000
PIPE RACK	USA.NE.NE079.GRAND ISLA.43340000
GOLDLINE LOADING RACK/SAFE WALK BRIDGE	USA.NE.NE079.GRAND ISLA.43340000
GOLDLINE SALF-WALK BRIDGE	USA.NE.NE079.GRAND ISLA.43340000
2003 CHEV SILVERADO 1500	USA.NC.NC031.MOREHDCTY.43410000	1GCEK19T73E1139
Mako Fishing Boat 1989 20 FT	USA.NC.NC031.MOREHDCTY.43410000
Storage Trailer 1992	USA.NC.NC031.MOREHDCTY.43410000
Misc Computer Equipment	USA.NC.NC031.MOREHDCTY.43410000
Misc Plant Equipment	USA.NC.NC031.MOREHDCTY.43410000
Toyota Forklift Truck 5000# 2005	USA.NC.NC031.MOREHDCTY.43410000	79486
Toyota Forklift Truck 5000# 2005	USA.NC.NC031.MOREHDCTY.43410000	79484
Clark Forklift Truck 4000# 1992	USA.NC.NC031.MOREHDCTY.43410000	651-0691-9462
Compressed Air System 2006	USA.NC.NC031.MOREHDCTY.43410000
Misc Spare Machine Parts/Motors	USA.NC.NC031.MOREHDCTY.43410000
Misc Lab Equipment	USA.NC.NC031.MOREHDCTY.43410000
TANK 16 AC ADDITIVE SET UP	USA.NC.NC031.MOREHDCTY.43410000
TANK 18 & 19 INTO COMMON DAY SERVICE	USA.NC.NC031.MOREHDCTY.43410000
TANK #16 FLOOR	USA.NC.NC031.MOREHDCTY.43410000
Condensate Tank 8ft x 6ft / two pumps 2006	USA.NC.NC031.MOREHDCTY.43410000
Blowdown water holding tank/one pump 1985	USA.NC.NC031.MOREHDCTY.43410000
Fuel Oil Tank #T9 Horiz 22000 gal 1977	USA.NC.NC031.MOREHDCTY.43410000
Cutter Stock Oil Tank #5A Vert 5138 gal	USA.NC.NC031.MOREHDCTY.43410000
Fuel Oil Tank #T25 Horiz 22000 gal 1977	USA.NC.NC031.MOREHDCTY.43410000
Fuel Oil Tank #T8 Vert 11130 gal	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T4 Vert 48ft 1in Dia X 31ft 1in Tall 1950	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T6 Vert 15ft 11in Dia X 19ft 5in Tall 1950	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T7 Vert 15ft 11in Dia X 19ft 5in Tall 1950	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T10 Vert 25ft 10in Dia X 23ft 9in Tall 1950	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T15 Vert 10ft 6in Dia X 33ft 10in Tall 1950	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T16 Vert 10ft Dia X 33ft 11in Tall 1950	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T33 Vert 10ft 6in Dia X 34ft 7in Tall 1970	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T34 Vert 12ft 2in Dia X 31ft 7in Tall 1970	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T35 Vert 12ft 6in Dia X 33ft 3in Tall 1985	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T24 Vert 35ft Dia X 33ft 3in Tall 1954	USA.NC.NC031.MOREHDCTY.43410000
Asphalt Tank #T36 Vert 19ft 11 in Dia X 32ft 9in Tall 2007	USA.NC.NC031.MOREHDCTY.43410000
Knock Out Tank 12 ft Dia x 15 ft Tall 2007	USA.NC.NC031.MOREHDCTY.43410000	07415S/H
Water Storage Tank 9ft Dia x 12 ft Tall 1985	USA.NC.NC031.MOREHDCTY.43410000
ADDITIVE PUMP ELECTRIC	USA.NC.NC031.MOREHDCTY.43410000
400 FT 1 INCH PRODUCT LINE TO LOAD AREAS #16 TANK	USA.NC.NC031.MOREHDCTY.43410000
LOADING RACK METER	USA.NC.NC031.MOREHDCTY.43410000
Ship Unloading Pipeline 12in dia with Supports 2005	USA.NC.NC031.MOREHDCTY.43410000
Process Piping & Valves - Tank Area	USA.NC.NC031.MOREHDCTY.43410000
Cleaver Brooks Steam System 1968 (Boiler)	USA.NC.NC031.MOREHDCTY.43410000
Sulfer-in-Oil Analyzer 2005	USA.NC.NC031.MOREHDCTY.43410000
Dock Watch Trailer-mounted Control room 1991	USA.NC.NC031.MOREHDCTY.43410000
Incinerator System 1985	USA.NC.NC031.MOREHDCTY.43410000
Preheater 1985	USA.NC.NC031.MOREHDCTY.43410000
American Heating Preheater 1997	USA.NC.NC031.MOREHDCTY.43410000
Truck Loading Racks 1975	USA.NC.NC031.MOREHDCTY.43410000
Positive Displacement Pumps 25hp 1989	USA.NC.NC031.MOREHDCTY.43410000
Converter / Oxidizer 1977	USA.NC.NC031.MOREHDCTY.43410000
Converter / Oxidizer 1977	USA.NC.NC031.MOREHDCTY.43410000
Fuel Unloading Station 2007	USA.NC.NC031.MOREHDCTY.43410000
Positive Displacement Pumps 1985	USA.NC.NC031.MOREHDCTY.43410000
Fairbanks Truck Scale 10ft X 60ft 80000 lb 1980	USA.NC.NC031.MOREHDCTY.43410000
Misc Power Feed, Wiring & Electrical 1985	USA.NC.NC031.MOREHDCTY.43410000
Misc Transfer Pumps	USA.NC.NC031.MOREHDCTY.43410000
Opacity Fume Control System	USA.NC.NC031.MOREHDCTY.43410000
Minor Computer Equipment	USA.TX.TX139.ENNIS.43420000
Misc Shop & Lab Equip & Air Compressors qty-2	USA.TX.TX139.ENNIS.43420000
Skid Loader & Forklift Truck	USA.TX.TX139.ENNIS.43420000
Knockout Tank #1	USA.TX.TX139.ENNIS.43420000
Knockout Tank #2	USA.TX.TX139.ENNIS.43420000
Knockout Tank #3	USA.TX.TX139.ENNIS.43420000
Storage Tank - BD Oil	USA.TX.TX139.ENNIS.43420000
Oxidizer Still #1	USA.TX.TX139.ENNIS.43420000
Oxidizer Still #2	USA.TX.TX139.ENNIS.43420000
Oxidizer Still #3	USA.TX.TX139.ENNIS.43420000
Truck Loading Rack	USA.TX.TX139.ENNIS.43420000
Truck Scale	USA.TX.TX139.ENNIS.43420000
Blower #1	USA.TX.TX139.ENNIS.43420000
Blower #2	USA.TX.TX139.ENNIS.43420000
Blower #3	USA.TX.TX139.ENNIS.43420000
Steam Condenser	USA.TX.TX139.ENNIS.43420000
Fiber Bed Filter System	USA.TX.TX139.ENNIS.43420000
Oil/Water Separator	USA.TX.TX139.ENNIS.43420000
Instrumentation	USA.TX.TX139.ENNIS.43420000
#401-402 Circulation Pump West Pump R/H 4 Inch	USA.TX.TX139.ENNIS.43420000

Schedule 1.01(c)

Excluded Assets

Asset Description	Location	Serial Number
1973 OR 1978 ETNYRE TRAILER	USA.TN.TN039.PARSONS.00860000	K2614K9194
1978 TRAILMOBILE TRAILER	USA.TN.TN039.PARSONS.00860000	S41297
1978 TRAILMOBILE TRAILER	USA.TN.TN039.PARSONS.00860000	S41298
1977 TRAILMOBILE TRAILER	USA.TN.TN039.PARSONS.00860000	P40916
1977 TRAILMOBILE TRAILER	USA.TN.TN039.PARSONS.00860000	T431S40054
1975 ETNYRE TRAILER	USA.TN.TN039.PARSONS.00860000	D246K9030
1973 BUTLER TRAILER	USA.TN.TN039.PARSONS.00860000	3337225
BUILIDNG MODIFICATIONS FOR EXTRUDER	USA.OK.OK143.TULSA.07010000
MSDS AUTHORING	USA.OK.OK143.TULSA.07010000
TRAILER CONTROL	USA.UT.UT011.SALT LAKE.40140000	1E9V112063E1110
TRAILER CONTROL	USA.UT.UT011.SALT LAKE.40140000	1E9V111332E1111
POLAR TANK TRAILER	USA.ID.ID001.BOISE.07250000	1PMA14839710302
POLAR TANK TRAILER	USA.ID.ID001.BOISE.07250000	1PMA14832610302
POLAR TANK TRAILER	USA.ID.ID001.BOISE.07250000	1PMA14834610302
POLAR TANK TRAILER	USA.ID.ID001.BOISE.07250000	1PMA14836610302
PICKUP TRAILER 7502	USA.WA.WA063.SPOKANE.07280000
PU TRAILER C7-100	USA.WA.WA063.SPOKANE.07280000
FREIGHT - POLAR TANK TRAILER	USA.WA.WA063.SPOKANE.07280000
FREIGHT-POLAR TANK TRAILER	USA.WA.WA063.SPOKANE.07280000
FREIGHT-POLAR TANK TRAILER	USA.WA.WA063.SPOKANE.07280000
FREIGHT - POLAR TANK TRAILER	USA.WA.WA063.SPOKANE.07280000
1978 BEALL TANKER TRAILER	USA.WA.WA063.SPOKANE.07280000
1988 VIM TRAILER	USA.MO.MO143.NEW MADRID.07440000	1V9T3423J100109
2008 CHEVROLET TRAILBLAZER 4X2	USA.OK.OK131.CATOOSA.23500000	1GNDS13S7822174
1986 FRUEHAUF TANKER TRAILER	USA.AR.AR119.LITTLE ROC.23650000	1H4T04222GK0222
1992 FRUEHAUF 7000 STEEL ASPHALT Trailer	USA.AR.AR119.LITTLE ROC.23650000
AFE 100167	USA.OK.OK101.MUSKOGEE.23700000
AFE 100167	USA.OK.OK101.MUSKOGEE.23700000
4 New Trailers	USA.NV.NV003.LAS VEGAS.40150000
EXTRUDER PILOT PLANT	USA.KS.KS079.HALSTEAD.42940000
ETNYRE 1975 TANKER TRAILER #10 12000 GAL	USA.MI.MI017.ESSEXVILLE.43290000	K2107K8628
ETNYRE 1977 TANKER TRAILER #46 12000 GAL	USA.MI.MI017.ESSEXVILLE.43290000	K2526K9106
ETNYRE 1974 TANKER TRAILER #60 12000 GAL	USA.MI.MI017.ESSEXVILLE.43290000	K2229K8771
UTILITY TRAILER 1980	USA.MO.MO510.ST LOUIS.43310000	8L04595005
Portable Storage Trailer 1995	USA.NC.NC031.MOREHDCTY.43410000
Truck Chevrolet 1500 1988	USA.TX.TX139.ENNIS.43420000	1GCDC14ZJZ14072

Schedule 2.03

Released Prior Easements - K.C. Asphalt

Denver-C

A part of Lot 2, Block 1, RO-JO SUBDIVISION, also being a part of the Southwest quarter of, Section 7, Township 3 South, Range 67 West of the Sixth Principal Meridian, Adams County, Colorado, more particularly described as follows:

Commencing at the Northeast corner of the Northwest quarter of the Southwest quarter of said Section 7;

thence South 00°03’13” East, 24.86 feet to the boundary of said RO-JO SUBDIVISION; thence along said boundary South 00°01’51” West, 5.00 feet;

thence along the Southerly Right-of-way line of 60th Avenue being 30.00 feet Southerly from and parallel to the North line of the Northwest quarter of the Southwest quarter, North 89°29’10” East, 572.86 feet;

thence along said boundary South 00°01’00” West, 350.00 feet; thence continuing along said boundary North 89°29’10” East, 98.81 feet; thence continuing along said boundary, South 00°01’00” West, 397.40 feet; thence continuing along said boundary South 89°29’10” West, 306.40 feet; thence North 00°07’23” West, 83.15 feet;

thence North 83°41’57” West, 26.91 feet to the True Point of Beginning; thence South 00°01’00” West, 419.46 feet;

thence North 89°58’55” West, 106.46 feet to the Northeasterly Right-of-way of Colorado Interstate 270 feet;

thence North 43°46’30” West along said Right-of-way, 62.86 feet to a point on a curve; thence on a curve to the left and along said Right-of-way having a radius of 11609.36 feet, a central angle of 1°54’00”, a chord length of 384.98 feet, a chord bearing of North 44°43’30” West, 384.96 feet;

thence continuing along said Right-of-way North 45°40’30” West, 318.14 feet to the Easterly Right-of-Way of 1-270 service road;

thence North 00°01’51” East along said Easterly Right-of-way 308.77 feet; thence South 45°39’30” East, 578.97 feet;

thence South 83°41’57” East, 235.75 feet to the True Point of Beginning.

Grand Junction

Lot 1 in D & R G W Railroad Subdivision Filing No. One, County of Mesa, State of Colorado.

Pueblo, CO

Lot 1, Block 1, Rio Grande Subdivision, Filing No. 1, Pueblo County, Colorado.

Las Vegas, NV

All that certain real property situated in the County of Clark, State of Nevada, described as follows:

PART ONE (1):

That portion of the West half (W 1/2) of the Southeast quarter (SE 1/4) of the Southeast quarter (SE 1/4) of the Northeast quarter (NE 1/4) of Section 31, Township 21 South, Range 61 East, M.D.M., lying Northerly of the Northerly boundary of the Union Pacific Railroad right of way.

EXCEPT the interest in the Northerly thirty (30) feet of said land conveyed to Clark County for road purposes by deed recorded January 3, 1962 in Book 335 Doc/Inst. No. 270990, Official Records, Clark County, Nevada.

APN: 162-31-605-001

PARCEL TWO (2):

That portion of the East Half (E ½) of the Southeast Quarter (SE 1/4) of the Southeast Quarter (SE 1/4) of the Northeast Quarter (NE ¼) of Section 31, Township 21 South, Range 61 East, M.D.B. & M., lying Northerly of the Northerly boundary of the Union Pacific Railroad right of way.

Except the interest in and to the Northerly 30 feet and the Easterly 50 feet as conveyed to the County of Clark by Grant Deeds recorded January 3, 1962 in Book 335 as Document Numbers 270974 and 270975 of Official Records.

FURTHER EXCEPTING THEREFROM the spandrel area in the Northeast corner as conveyed to the County of Clark by Grant, Bargain, Sale Deed recorded March 15, 1999 in Book 990315 as Document No. 00535, of Official Records.

APN: 162-31-605-002

N. Salt Lake City, UT

PARCEL 1:

A parcel of land lying in the Southeast Quarter of Section 35, Township 2 North, Range 1 West, Salt Lake Base and Meridian, being more particularly described as follows:

Commencing at a point North 1830.40 feet and West 747.0 feet from the Southeast corner of said Section 35; and running thence South 8° 49’35” West 403.76 feet to the beginning of a curve to the right, having a central angle of 58° 28’40”, a radius of 358.10 feet; thence along the arc of said curve 365.49 feet to the point of tangent; thence South 89° 53’35” West 81.93 feet; thence North 0° 06’25” West 569.73 feet to the Southerly right of way of Moss Street; thence North 89° 53’35” East 449.18 feet to the point of beginning.

Parcel ID # 06-086-0032

PARCEL 2:

A parcel of land which lies within the Southeast Quarter of Section 35, Township 2 North, Range 1 West, Salt Lake Base and Meridian, said parcel being more particularly described as follows:

Beginning at a point which lies North 1830.40 feet and West 1196.18 feet from the Southeast corner of said Section 35, said point also lies on the South right-of-way line of 1100 North Street (Moss Street by deed); and running thence South 89° 53’35” West along said right of way line 102.29 feet; thence South 00° 06’25” East 155.71 feet; thence South 89° 53’35” West 280.00 feet; thence South 00° 06’25” East 414.02 feet; thence North 89° 53’35” East 382.29 feet; thence North 00° 06’25” West 569.73 feet to the point of beginning.

Above described parcel 2 contains 4.00 acres, more or less. Parcel 2 is subject to right-of-way for road and railroad purposes over the South 22.50 feet.

Parcel ID # 06-086-0072

PARCEL 3:

Beginning at a point North 1830.40 feet and West 1196.18 feet and South 89°53’35” West 102.29 feet, (Deed = West 1298.47 feet) from the Southeast corner of Section 35, Township 2 North, Range 1 West, Salt Lake Meridian; said point also lies on the South right of way line of 1100 North Street (Moss Street); and running thence along said street North 89°53’35” West 280.70 feet; thence South 0°06’25” West 155.71 feet; thence South 89°53’35” East 280.00 feet; thence North 0°06’25” East 155.71 feet to point of beginning.

Above described parcel contains 1.00 Acres, more or less.

Parcel ID # 06-086-0071

Woods Cross, UT

Beginning on the South line of a street at a point South 89°45’00” East 352.96 feet along the monument line and South 09°18’45” West 33.42 feet and South 89°45’ East 1148.53 feet from the center line intersection of 1500 South and 1100 West Streets (said intersection being further described as North: 925,985.92 feet, East: 1,886,318.26 feet, Utah State Coordinate System (Central Zone)) and running thence South 89°45’00” East 129.86 feet along said street to the West line of O.S.L. Railroad Right-of-Way, thence South 14°55’15” West 1297.14 feet along said right-of-way line of Section 25, Township 2 North, Range 1 West, Salt Lake Base and Meridian; thence North 89°42’56” West along said section line 1149.91 feet to the East right-of-way line of the Denver Rio Grande Railroad which point is North 89°42’56” West 104.12 feet from the Southeast corner of Section 26, Township 2 North, Range 1 West, Salt Lake Base and Meridian; thence North 09°18’45” East 861.41 feet along said right-of-way to a point of curvature to a 288.34-foot radius curve to the right and the centerline of a railroad spur; thence along said centerline for an arc distance of 274.62 feet (central angle = 54°34’12” chord bearing and distance = North 62°30’14” East 264.36 feet); thence South 89°40’01” East 325.17 feet; thence South 0°22’09” West 19.60 feet; thence South 89°40’01” East 101.00 feet; thence North 0°22’09” East 19.60 feet; to the centerline of a railroad spur; thence South 89°40’01” East 409.16 feet along said spur to a point of curvature to a 326.71-foot radius curve to the left; thence along the arc of said curve for a distance of 99.57 feet (central angle = 17°27’44” chord bearing and distance = North 82°39’50” East 99.19 feet); thence North 9°49’13” East 272.34 feet to the point of beginning.

Boundary Description

A parcel of land situated in the Southwest quarter of Section 25 and the Southeast quarter of Section 26, Township 2 North, Range 1 West, Salt Lake Base and Meridian, being more particularly described as follows:

Beginning at the Southwest corner of said Section 25 (basis of bearing being South 89°47’14” West 2659:17’ between the South quarter corner and the Southwest corner of Section 25, Township 2 North, Range 1 West, Salt Lake Base and Meridian); and running thence along the section line South 89°59’55” West 105.35 feet to a point on the East right of way line of the Denver and Rio Grande Railroad, thence along said right of way line North 09°02’28” East 867.77 feet to a point on the Southwest corner of that certain tract of land (Tax ID# 06-050-0110 as recorded in the Davis County Recorders Office) said point also being a point on a 288.37 foot radius curve to the right; thence along said property the following (8) calls; 1) 267.31 feet along the arc of said curve through a central angle of 53°06’38” (chord bears North 62°44’34” East 257.84 feet); 2) North 89°50’47” East 325.17 feet; 3) South 0°07’07” East 19.60 feet; 4) North 89°50’29” East 101.00 feet; 5) North 0°07’07” West 19.60 feet; 6) north 89°50’47” East 409.16 feet to a point on a 326.71 foot radius curve to the left; 7) 99.58 feet along the arc of said curve through a central angle of 17°27’48” (chord bears North 82°10’33” East 99.19 feet); 8) North 09°19’55” East 272.54 feet to a point on the South right-of-way line of 1500 South Street; thence along said right-of-way line North 89°45’29” East 135.81 feet to a point on the West right-of-way line of the Union Pacific Railroad; thence along said right-of-way line South 14°49’48” West 1299.75 feet to a point on the South line of said Section 25; thence along said Section line South 89°47’13” West 1041.14 feet to the point of beginning.

Contains 1,192,140 square feet, or 27.368 Acres.

Schedule 2.04

Released Prior Easements - SemMaterials

Little Rock, AR

Part of the West half (W 1/2) of the Northwest Quarter (NW 1/4), Northeast Quarter (NE 1/4), Section Thirty-Five (35), Township 1 North, Range 12 West, Pulaski County, Arkansas, more particularly described as follows:  starting at the Northwest corner of said NE 1/4, Section 35; thence South 0 degrees 5 minutes West 326.95 feet deeded (South 1 degrees 45 minutes 29 seconds West 326.95 feet measured) along the North-South center line of Section 35 to the point of beginning; thence South 89 degrees 53 minutes East 659.8 feet deeded (South 88 degrees 12 minutes 50 seconds East 659.80 feet measured) to a point; thence South 0 degrees 03 minutes East 328.2 feet deeded (South 1 degrees 45 minutes 15 seconds West 328.20 feet measured) to a point; thence North 89 degrees 47 minutes West 660.6 feet deeded (North 88 degrees 06 minutes 20 seconds West 659.82 feet measured) to a point; thence North 0 degrees 05 minutes East 326.95 feet deeded (North 1 degrees 45 minutes 29 seconds East 326.95 feet measured) along the North-South center line of Section 35, to the point of beginning.

Fontana, CA

All that certain real property situated in the County of San Bernardino, State of California, described as follows:

Parcel No. 1:

The West 198 feet of that portion of Lot 942, described as follows:  All that portion of Lot 942, according to map showing subdivisions of lands belonging to the SEMI-TROPIC LAND AND WATER COMPANY, in the City of Fontana, County of San Bernardino, State of California, as per plat recorded in Book 11 of Maps, Page 12, records of San Bernardino County, lying East of line that is 40 feet East of the East line of the railway line of the Southern Pacific Railroad right of way, Declez Spur, as described in documents recorded in Book 78 of Deeds, Page 71, records of San Bernardino County.  Areas and distance computed to street centers as shown on said Map; containing 3.0 acres, more or less.

Parcel No. 2:

That portion of a vacated street formerly known as Live Oak Avenue, lying West of the West line of Lot 942, according to map showing subdivision of lands belonging to the SEMI-TROPIC LAND AND WATER COMPANY, in the City of Fontana, County of San Bernardino, State of California, as per plat recorded in Book 11 of Maps, Page 12, records of said San Bernardino County, said street being 40 feet wide and abandoned and vacated by a resolution of the City of Fontana, recorded December 12, 1966, as Document No. 583; of Official Records.

Garden City, GA

ALL that certain lot, tract or parcel of land situated, lying and being in Chatham County, Georgia, being known as Lot ‘B’, Koch Fuels, a portion of the Foundation Tract and being more particularly described as follows:

Commencing at a point at the intersection of the northern right-of-way line of Foundation Road and the eastern right-of-way of U.S. Highway 17 thence along a paved road (Foundation Road) in a northeasterly direction 2545 feet more or less to a point on the northern right-of-way of Norfolk Southern Railroad; thence along said right-of-way North 48°31’41” East a distance of 183.49 feet to an iron rod, the Point of Beginning; thence departing said right-of-way North 00°29’22” West a distance of 281.37 feet to a “PK” Nail; thence North 48°31 ‘36” East a distance of 890.55 feet to a railroad iron; thence South 41 ‘28’55” East a distance of 281.37 feet to a railroad iron on the northern right-of-way line of Norfolk Southern Railroad; thence along said right-of-way South 48°31 ‘41” West a distance of 887.05 feet to an iron rod, the said Point of Beginning.

Said parcel contains 250,075.26 square feet (5.74 acre).

The parcel as a whole is bounded on the west by lands now or formerly owned by Carroll & Carroll, Inc., on the north by lands now or formerly owned by Southern Region Industrial Realty, Inc., on the east by lands now or formerly owned by Savannah Economic Development, and on the south by Norfolk Southern Railroad. This is the same property described in Exhibit A in the title commitment 50214.04 by LandAmerica Lawyers Title dated February 24, 2005.

TOGETHER WITH easement rights set forth in the following:

a.           Access Easement Agreement by and between Carroll & Carroll, Inc. and Koch Materials Company, dated December 11, 1995, filed January 30, 1996, recorded in Deed Book 176-V, Page 632, Chatham County records; and

b.           Right of Way Agreement by and between Imbrie Securities Company, Ltd. Mexican Petroleum Corporation of Georgia and Southern Building Products Corporation, dated September 20, 1929, recorded in Deed Book 25-W, Page 491, aforesaid records.

Boise, ID

A parcel of land located in the Southwest quarter of Section 26 and the Northeast quarter of the Southeast quarter of Section 27, Township 3 North, Range 2 East, Boise Meridian, Boise, Ada County, Idaho more particularly described as follows:

Commencing at the Southwest corner said Section 26; thence
along the West boundary line of said Section 26,
North 00°40’44” West, 1807.35 feet to a point on the Northerly right-of-way line of Interstate I-84, said point also being the REAL POINT OF BEGINNING; thence along said Northerly right-of-way line the following 5 courses:
North 51°56’50” West, 176.16 feet; thence North 40°28’10” West, 274.51 feet; thence
North 30°13’23” West, 330.18 feet; thence North 10°30’59” East, 109.57 feet; thence
North 26°41’24” East, 126.39 feet to a point on the Southerly right-of-way line of the Union Pacific Railroad; thence along said Southerly right-of-way line the following 4 courses:
South 23°36’29” East, 17.30 feet to the beginning of a curve to the left; thence along said curve 1490.88 feet, said curve having a radius of 1960.08 feet, a central angle of 43°34’50” and a long chord of 1455.20 feet which bears South 45°46’34” East to the beginning of a spiral curve to the left; thence along a centerline spiral curve having a length of 240.00 feet and a delta of 03°36’, the 50.00 foot offset spiral to the South having a length of 243.15 feet, and a chord of which bears
South 69°57’31” East, 243.10 feet to the point of tangency; thence
South 71°10’11” East, 1774.43 feet to a point on the North right-of-way line of the Union Pacific Railroad Gowen Field Spur; thence along said North right-of-way line the following 3 courses:
North 87°23’18” West, 1040.78 feet to the beginning of a curve to the left; thence along said curve 359.95 feet, said curve having a radius of 5707.15 feet, a central angle of 3°36’49” and a long chord of 359.89 feet which bears North 85°34’54” West; thence
North 83°46’29” West, 133.50 feet; thence leaving said North right-of-way line
North 49°34’10” West, 392.61 feet to a point on the Northerly right-of-way line of Interstate I-84; thence along said Northerly right-of-way line the following 2 courses; thence
North 55°02’32” West, 660.80 feet; thence
North 51°56’50” West, 228.10 feet to the REAL POINT OF BEGINNING.
Pekin, IL

A part of the West Half of the Southwest Quarter of Section 24, Township 7 North, Range 7 East of the Fourth Principal Meridian, in Hollis Township, Peoria County, Illinois:

Commencing at the Northwest corner of Northwest Quarter of the Southwest Quarter of said Section 24, as the place of beginning of the tract to be described; thence North 89 degrees 52 minutes 24 seconds East (record bearing of North 89 degrees 47 minutes 49 seconds East) along the North line of said Southwest Quarter of said Section 24, a distance of 1124.88 feet to a point 40 feet Northwesterly at a right angle to the centerline of the Pekin-LaMarsh Levee and Drainage District Levee, (the following 3 courses are parallel and 40 feet Northwesterly of Pekin-LaMarsh Levee and Drainage District Levee; thence South 28 degrees 19 minutes 18 seconds West, a distance of 683.56 feet; thence South 33 degrees 53 minutes 16 seconds West, a distance of 683.62 feet; thence South 42 degrees 13 minutes 14 seconds West a distance of 515.19 feet; thence North 2 degrees 42 minutes 36 seconds West along the West line of the Southwest Quarter of said Section 24, a distance of 1550.01 feet (record distance 1,548.50) feet to the place of Beginning; excepting therefrom all oil, gas and other minerals underlying the surface of the land and all rights and easements relating to said mineral estates.

Parcel I.D. #: 20-24-300-001

Address:                      201 South Levee Road, Pekin, Illinois

Warsaw, IN

A tract of land in the Northwest Quarter of Section 15, Township 32 North, Range 6 East, in Kosciusko County, Indiana, more accurately described as follows:

Beginning at an iron pipe on the North line of said Section, 1336.5 feet East of the Northwest corner of said Section; thence Easterly, along the North line of said Section, 690.2 feet to a point; thence South 22 degrees 11 minutes East, along an old fence line, 1787.5 feet to the North right-of-way line of the Penn-Central Railroad; thence North 73 degrees 39 minutes West, along the North right-of-way line of said railroad, 1427 feet to an iron pipe; thence North 1215 feet to the Place of Beginning.

Said real estate to be known as the following survey description prepared by John M. Kimpel, (PES Associates, Inc.) and recorded March 20, 1997, as Instrument No. 97-03-0739, in the Office of the Recorder of Kosciusko County, Indiana:

A tract of land in the Northwest Quarter of Section 15, Township 32 North, Range 6 East, Kosciusko County, Warsaw, Indiana and more particularly described as follows:

Beginning at an iron pipe on the North line of said Section 15, 1336.5 feet East (recorded) of the Northwest corner of said Section and also being the Southwest corner of Lot #8 in Eastlake Subdivision at its intersection with East line of East Lake Drive; thence North 89 degrees 59 minutes 26 seconds East, along the North line of said Section 15 and the South line of said Lot #8, 685.80 feet to an iron pin; thence South 20 degrees 06 minutes 34 seconds East, along the West line of said Lot #8, 191.15 feet to an iron pin; thence North 89 degrees 56 minutes 26 seconds East, 16.00 feet to an iron pin; thence South 19 degrees 15 minutes 30 seconds East, along the West line of said Lot #8, 1641.06 feet to an iron pin on the North right-of-way of the Penn-Central Railroad; thence North 70 degrees 31 minutes 11 seconds West, along the North right-of-way line of said railroad, 1443.00 feet to an iron pin; thence North 02 degrees 24 minutes 24 seconds East, 1248.38 feet to the Point of Beginning.

Dodge City, KS

Lots 1, 2, 3, 4, 5 and 6, Block 1, Gremar Addition, a subdivision of part of the North Half (N/2) of the Northwest Quarter (NW/4) of Section 32, Township 26 South, Range 24 West of the 6th P.M., Ford County, Kansas.

Halstead, KS

Lots 1 and 2, Block 1, Industrial Park, an addition to the City of Halstead, Harvey County, Kansas.

Salina, KS

TRACT A: A tract in the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of Section Eleven (11), Township Fourteen (14) South, Range Three (3) West of the 6th P.M., Saline County, Kansas, which is described as follows:

Beginning at the Northwest corner of said NE/4; thence South along the West line of said NE/4, 378.92 feet; thence East 93.61 feet; thence North 122.22 feet; thence S88°25’00”E, 621.84 feet to the West Right-of-Way Line of Dry Creek Channel; thence N05°22’00”E 272.80 feet to the North line of said NE/4; thence N89°49’26”W along said North line 740.73 feet to the point of beginning; said property including all or a substantial portion of portion of Lot Five (5), Block One (1), Final Plat of Hixson-Lehenbaurer Subdivision PUD, Saline County, Kansas.

As measured:

Beginning at the Northwest corner of said NE/4; thence South along the West line of said NE/4, 378.69 feet; thence East 93.66 feet; thence North 122.11 feet; thence S88°31’47”E, 621.79 feet to the West Right-of-Way line of Dry Creek Channel; thence N05°24’37”E, 271.50 feet to the North line of said NE/4; thence N89°49’26”W along said North line 741.03 feet to the point of beginning; said property including all or a substantial portion of Lot Five (5), Block One (1), Final Plat of Hixson-Lehenbaurer Subdivision PUD, Saline County, Kansas.

TRACT B: A tract of land in the South Half of Section 2, Township 14 South, Range 3 West of the 6th Principal Meridian in Saline County, Kansas more particularly described as follows:

Beginning at the SW Corner of the SE 1/4 of Section 2, Township 14 South, Range 3 West; thence east along the south line of said SE 1/4 of an assumed bearing of N89°15’14”E a distance of 1270.13 feet to the center of the old channel of Dry Creek; thence along center of the channel of Dry Creek on the following described courses; 1. N02°33’00”E, 37.00 feet; 2. N14°02’00”W, 50.00 feet; 3. N29°34’00”W, 60.00 feet; 4. N54°55’00”W, 47.00 feet; 5. N58°46’00”W, 46.00 feet; 6. N87°32’00”W, 59.00 feet; 7. S76°50’00”W, 32.00 feet; 8. S68°24’00”W, 120.00 feet; 9. N59°38’00”W, 45.00 feet; 10. N33°27’00”W, 184.00 feet; 11. N16°40’00”E, 114.00 feet; 12. N06°13’00”W, 112.00 feet; 13. N30°57’00”E, 47.00 feet; 14. N67°30’00”E, 57.00 feet; 15. N38°57’00”E, 43.00 feet; 16. N37°03’00”W, 38.00 feet; 17. N64°41’00”W, 96.00 feet; 18. N46°53’00”W, 54.00 feet; 19. N13°37’00”W, 87.00 feet; 20. N20°27’00”E, 56.00 feet; 21. N57°56’00”E, 45.00 feet; 22. N78°05’00”E, 54.00 feet; 23. S79°04’00”E, 70.00 feet; 24. S71°11’00”E, 170.00 feet; 25. S74°29’00”E, 72.00 feet; 26. S23°36’00”E, 52.00 feet; 27. S01°43’00”W, 40.00 feet; 28. S13°54’00”W, 148.00 feet; 29. S05°18’00”E, 62.00 feet; 30. S47°00’00”E, 45.00 feet; 31. S71°48’00”E, 87.00 feet; 32. S88°10’00”E, 40.00 feet; 33. N49°00’00”E, 31.00 feet; 34. N39°20’00”E, 59.00 feet; 35. N00°18’00”E, 45.00 feet; 36. N03°28’00”W, 121.00 feet; 37. N10°48’00”E, 102.00 feet; 38. N10°12’00”E, 120.00 feet; 39. N04°06’00”W, 24.71 feet; thence leaving the center of the channel of Dry Creek S89°15’14”W, 1714.94 feet to a point on the Easterly right-of-way of the Union Pacific Railroad; thence S11°37’44”E, along said Easterly right-of-way 962.19 feet to a point on the South line of the SW 1/4 of said Section 2; thence N89°36’26”E, 108.58 feet back to the Point of Beginning.

Bay City. MI

Land situated in the City of Bay City, County of Bay, State of Michigan, is described as follows:

Parcel 1:  All that certain piece or lot of land described in the Plat of Duncan’s subdivision of Section 15, Town 14 North, Range 5 East, as Lot A in City of Bay City, said lot being about 100 feet wide and running from the street or road to Saginaw River, according to the Plat recorded in the Office of The Register of Deeds for Bay County, together with the hereditaments and appurtenances thereto now or hereafter belonging or in anywise appertaining.  Also, all that part of  Lots 3, 4, 5 and 6, Block 1, Duncan’s Subdivision, lying North of the Michigan Central Railroad Right-of Way and situated in the City of Bay City; being the same premises conveyed to grantor, Gulf Refining Company by deed dated August 29, 1930, from the Paragon Refining Co., of Michigan, as recorded in Liber 220, Page 468 of deeds in Bay County Records.

Parcel 2:  A parcel bounded on the North by the Saginaw River; on the East by a line parallel with the West line of Atlantic Street and 30 feet Easterly therefrom; on the South by the North line of Block 1, Duncan’s Subdivision, and on the West by the West line of Lot 6, Block 1, Duncan’s Subdivision, if extended to the Saginaw River, in Section 15, Town 14 North, Range 5 East.

Tax Parcel Numbers(s):

New Madrid, MO

All of Lot Five (5) of U.S.P. Survey 719, Township 22 North, Range 14 East of the Fifth Principal Meridian, as shown by plat recorded in Acreage Plat Book 3, Page 144, in the Recorder’s Office of New Madrid County, Mo.

Together with all of grantor’s right, title and interest in and to an easement appurtenant to the above-described land for access, ingress and egress to the Mississippi River for the purposes described in and across land described in the easement established in Book 337, at Page 212, recorded July 30, 1976.

Property Address:  297 Highway 61 S., New Madrid, Missouri

Sedalia, MO

TRACT A:

BEGINNING AT A POINT IN THE SOUTH LINE OF LOT 6 IN THE PARTITION OF THE ESTATE OF PAWHATTAN WOOLRIDGE 242 FEET WEST OF THE SOUTHEAST CORNER OF SAID LOT 6, THENCE NORTH AT A RIGHT ANGLE TO THE SOUTH LINE OF SAID LOT 6, 330 FEET, THENCE EAST PARALLEL WITH THE SOUTH LINE OF SAID LOT 6, 88.94 FEET, THENCE NORTH PARALLEL WITH THE WEST LINE OF NORTH PARK AVENUE 207 FEET, THENCE IN A NORTHWESTERLY DIRECTION PARALLEL WITH THE NORTH LINE OF MORGAN STREET IF EXTENDED WESTERLY IN THE DIRECTION IT NOW RUNS TO THE EAST RIGHT OF WAY LINE OF THE LEXINGTON AND ST. LOUIS RAILROAD (MISSOURI PACIFIC BRANCH), THENCE SOUTHEASTERLY ALONG THE EAST RIGHT OF WAY LINE OF SAID RAILROAD TO THE SOUTH LINE OF SAID LOT 6, THENCE EAST ALONG THE SOUTH LINE OF SAID LOT 6 TO THE PLACE OF BEGINNING; BEING A PART OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 33 IN TOWNSHIP 46 NORTH OF RANGE 21 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SEDALIA, PETTIS COUNTY, MISSOURI.

TRACT B:

BEGINNING AT THE INTERSECTION OF THE CENTER LINE OF WEST HENRY STREET IF EXTENDED WESTERLY IN THE DIRECTION IT NOW RUNS WITH THE EAST RIGHT OF WAY LINE OF THE LEXINGTON AND ST. LOUIS RAILROAD, THENCE EASTERLY ALONG THE EXTENDED CENTER LINE OF SAID WEST HENRY STREET TO A POINT 207 FEET WEST OF NORTH PARK AVENUE, THENCE SOUTH PARALLEL WITH THE WEST LINE OF SAID PARK AVENUE 331.40 FEET, THENCE IN A WESTERLY DIRECTION PARALLEL WITH THE EXTENDED SOUTH LINE OF SAID WEST HENRY STREET TO THE EAST RIGHT OF WAY LINE OF THE SAID LEXINGTON AND ST. LOUIS RAILROAD, THENCE IN A NORTHWESTERLY DIRECTION ALONG THE EAST RIGHT OF WAY LINE OF SAID RAILROAD TO THE PLACE OF BEGINNING; BEING A PART OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 33 IN TOWNSHIP 46 NORTH OF RANGE 21 WEST OF THE FIFTH PRINCIPAL MERIDIAN, SEDALIA, PETTIS COUNTY, MISSOURI.

St. Louis, MO

PARCEL 1A:

Part of Block 18 of EILER’S SURVEY OF CARONDELET and in Block 3011 of the City of St. Louis, more specifically bounded and described as follows: On the North by Quincy Street, on the South by Blow Street (now vacated by Ordinance No. 43551), on the East by Water Street (now vacated by Ordinance No. 43551) and on the West by right of way of Missouri Pacific Railroad Company (formerly St. Louis Iron Mountain and Southern Railroad Company).

PARCEL 1B:

Part of Block 19 of EILER’S SURVEY OF CARONDELET and in Block 3044 of the City of St. Louis, more specifically bounded and described as follows: On the North by Blow Street (now vacated by Ordinance No. 43551), on the South by Nagel Avenue, on the East by Water Street (now vacated by Ordinance No. 43551), on the West by right of way of Missouri Pacific Railroad Company (formerly St. Louis, Iron Mountain and Southern Railroad Company)

PARCEL 2A:

All of Block “A” of EILER’S SURVEY OF CARONDELET and in Block 3010 of the City of St. Louis, more specifically bounded and described as follows: On the North by Quincy Street, on the South by Blow Street (now vacated by Ordinance No. 43551), on the East by the Easterly line of said Block “A” and on the West by Water Street (now vacated by Ordinance No. 43551).

PARCEL 2B:

All of Block “B” of EILER’S SURVEY OF CARONDELET and in Block 3045 of the City of St. Louis, more specifically bounded and described as follows: On the North by Blow Street (now vacated by Ordinance No. 43551), on the South by Nagel Avenue, on the East by the Easterly line of said Block “B”, and on the West by Water Street (now vacated by Ordinance No. 43551).

PARCEL 3A:

All lands lying Easterly of Block “A” of EILER’S SURVEY OF CARONDELET and in Block 3010 of the City of St. Louis, by a depth Eastwardly to the inner or Western harbor line of the Mississippi River; bounded North by Quincy Street, extended in a straight line to said inner or Western harbor line of the Mississippi River, and bounded South by Blow Street (now vacated by Ordinance No. 43551), extended in straight line to said inner or Western harbor line, together with any and all right, title or interest which may attach to said lands in and to the area lying Eastwardly of said lands and between or beyond the inner and outer harbor lines which may inure to or be or become vested in a riparian owner.

PARCEL 3B:

All lands lying East of Block “B” of EILER’S SURVEY OF CARONDELET and in Block 3045 of the City of St. Louis, by a depth Eastwardly to the inner or Western harbor line of the Mississippi River; bounded North by Blow Street (now vacated by Ordinance No. 43551), extended in a straight line to said inner or Western harbor lines and South by Nagel Avenue extended in a straight line to said inner or Western harbor line, together with any right, title or interest which may attach to said lands in and to the. area lying Eastwardly of said lands and between or beyond the inner and outer harbor lines which may inure to or be or become vested in a riparian owner.

PARCEL 4A:

That portion of Water Street vacated by Ordinance No. 43551, approved April 8, 1946, said portion lying between the North line of Nagel Avenue and the South line of Quincy Street and formerly constituting the boundary between City Blocks 3044 and 3011 on the West, and 3045 and 3010 on the East.

PARCEL 4B:

That portion of Blow Street vacated by said Ordinance No. 43551, approved April 8, 1946, said portion lying East of the East line of the right of way of Missouri Pacific Railroad Company and extending Eastwardly to the Mississippi River, such portion of Blow Street formerly constituting the boundary between City Blocks 3044 and 3045 together with the accretions to Block 3045 on the South and Blocks 3011 and 3010 together with the accretions to Block 3010 on the North.

Billings, MT

PARCEL I:  That part of E1/2 of Section 1, Township 2 South, Range 24 East, of the Principal Montana Meridian, in Yellowstone County, Montana, described as Tract 2-A, of AMENDED CERTIFICATE OF SURVEY NO. 2859, on file in the office of the Yellowstone County Clerk and Recorder, Under Document No. 1829685.

PARCEL II:  Non-exclusive easements for ingress and egress appurtenant to and for the benefit of Parcel I created by that certain Easement Agreement, dated January 1, 1980, recorded in book 1224, page 4593, under Document No. 1188568.

Gloucester City, NJ

ALL THAT certain tract or parcel of land situate in the City of Gloucester, County of Camden and State of New Jersey being more particularly described as follows:

BEGINNING at a point in the Westerly right-of-way line of Water Street (variable width) where the same is intersected by the southerly line of Block 76 Lot 1 as shown and illustrated on a certain plan entitled “ALTA/ACSM Land Title Survey – Block 101 Lots 1 & 1.01 City of Gloucester, Camden County, New Jersey” prepared by Perks Reutter Associates, dated May 4, 2005 and revised to January 10, 2006 and from said beginning point runs; thence, along said westerly right-of-way line of Water Street,

1.           S 00° 22’ 39” W, a distance of 46.26 feet to an angle point in the same; thence along the same,

2.           S 14° 11’ 11” E, a distance of 251.00 feet to an angle point in the same; thence along the same,

3.           S 00° 16’ 29” W, a distance of 1075.00 feet to a point where the same is intersected by the northerly line of Block 110 Lot 3.02; thence, along said northerly line of Lot 3.02,

4.           N 89° 43’ 32” W, a distance of 195.50 feet to an angle point in the same; thence along the northwesterly line of Block 110 Lot 3.02,

5.           S 00° 16’ 29” W, a distance of 25.00 feet to a point in the northerly line of Block 110 Lot 3.02; thence, along said line of Lot 3.02 and also along the northerly lines of Block 110 Lots 4, 5 and 20,

6.           N 74° 46’ 38” W, a distance of 1016.19 feet to a point within the Delaware River; thence continuing through the Delaware River,

7.           N 22° 27’ 34” E, a distance of 1524.86 feet to an angle point in the same; thence along the same,

8.           N 20° 53’ 59” E, a distance of 49.37 feet to a point where the same intersects the southerly line of Block 76 Lot 1.01; thence, along said line of Lot 1.01 and also along the southerly line of Block 76 Lot 1,

9.           S 80° 37’ 25” E, a distance of 147.21 feet to an angle point in said line of Lot 1; thence, along said Lot 1,

10.           S 51° 43’ 00” E, a distance of 121.19 feet to an angle point in the same; thence, along the westerly line of said Block 76 Lot 1,

11.           S 33° 00’ 08” W, a distance of 7.66 feet to an angle point in the same; thence, along the same,

12.           S 16° 12’ 29” W, a distance of 42.04 feet to an angle point in the same; thence along the same,

13.           S 22° 30’ 40”W, a distance of 56.19 feet to an angle point in the same; thence, along the same,

14.           S 36° 19’ 32” W, a distance of 33.77 feet to an angle point in the same; thence, along the same,

15.           S 29° 40’ 43” W, a distance of 61.39 feet to an angle point in the same; thence, along the same,

16.           S 34° 26’ 09” W, a distance of 63.67 feet to a point where that same intersects the aforementioned southerly line of Block 76 Lot 1; thence, along said line of Lot 1

17.           N 89° 37’ 24” E, a distance of 403.39 feet to the point and place of beginning.

SAID ABOVE DESCRIBED tract or parcel of land containing within said bounds 30.171 acres of land be it more or less.

SAID ABOVE DESCRIBED tract or parcel of land being all of Block 101 Lots 1 & 1.01 as shown and illustrated on the aforesaid plan and as stated on the tax map of Gloucester City.

Columbus, OH

Situated in the State of Ohio, County of Franklin, Township of Franklin, being part of Virginia Military Survey No. 1482, being also 6.927 acres of land of the Shell Oil Company of Delaware 23.243 acre tract of record in Deed Book 1524, Page 36, Recorder’s Office, Franklin County, Ohio, and being more particularly bounded and described as follows:

Beginning at an iron pin (said iron pin being 1 inch I. D., 30 inches long, protruding 6 inches out of the ground, with a plastic plug placed in the top bearing the initials E.M.H&T., INC., set this survey, and being of the same composite set at all subsequent corners herein described), in the southerly right-of-way line of Fisher Road, (being 35.0 feet southerly and perpendicular to the centerline of said Road), and being the northeasterly corner of the 5.939 acre tract conveyed to Ashland Oil & Refining Co., as described in Deed Book 2883, Page 428, Recorder’s Office, Franklin County, Ohio;

Thence along the southerly right-of-way line of said Road, being 35.0 feet perpendicular to and parallel with the centerline of said Road, South 76° 41’ 55” East, 346.36 feet to an iron pin, (set this survey) at the northeasterly corner of the herein described tract;

Thence South 13° 10’ 49” West, 803.73 feet to an iron pin (set, this survey) in the southerly line of said Shell Oil Company tract, and being in the northerly right-of-way line of the P.C.C. & St. L. Railroad, now Conrail, (being 100.0 feet in width; granted by M. L. Sullivant, September 28, 1847, not of record), being also the southeasterly corner of the herein described tract;

Thence along the southerly line of said Shell Oil Company tract, being the northerly line of said Railroad and being 50.0 feet northerly, perpendicular to and parallel with the centerline of said Railroad, South 85° 57’ 33’ West, 373.30 feet to an iron pin, (found and reset, this survey) at the southeasterly corner of said Ashland Oil and Refining Co. 5.939 acre tract;

Thence along the easterly line of said Ashland Oil and Refining Co. tract, North 13° 49’ 09” East, 915.04 feet to the point of beginning, and containing 6.927 acres of land, more or less, as surveyed and described in September, 1980, by Carl E. Turner, Jr., Professional Surveyor No. 6702.

LESS AND EXCEPT FROM THE ABOVE-DESCRIBED PARCEL OF LAND, THE FOLLOWING TWO TRACTS OF REAL ESTATE, TO-WIT:

Tract I

Situated in the State of Ohio, County of Franklin, Township of Franklin, being part of Virginia Military Survey No. 1482, being also 1732 square feet (0.040 acres) of land of the Ashland Oil, Inc. 6.927 acre tract of record in Official Record Volume 703 G-04, Recorder’s Office, Franklin County, Ohio, and being more particularly bounded and described as follows:

Beginning at an iron pin in the southerly right-of-way line of Fisher Road, said pin being 35.0 feet southerly and perpendicular to the centerline of said road and also being the northeasterly corner of Ashland Oil’s 5.939 tract as described in Deed Book 2883, page 428 of the Franklin County Ohio Recorder’s Office;

Thence, along the southerly right-of-way line of said road, South 76° 41’ 55” East 346.36 feet to an iron pin the northeast corner of Ashland Oil’s 6.927 acre tract and also being a common corner with Shell Oil;

Thence, leaving said right-of-way line and with the common line of Ashland Oil and Shell Oil, South 13° 10’ 49” West 5.00 feet to a point;

Thence, leaving said common line and severing the land of Ashland Oil parallel to and 40.0 feet from centerline of Fisher Road, North 76° 41’ 55’ West 346.42 feet to a point on the line of Ashland Oil’s 5.939 acre tract;

Thence, with said line, North 13° 49’ 09” East 5.00 feet to the point of beginning and containing 1,732 square feet (0.040 acres) as described Laurence R. Wells, Professional Surveyor No. 6471; the foregoing description is not the result of a survey encompassing same but is compiled form the public records.

Tract II

Situated in the State of Ohio, County of Franklin, Township of Franklin, and also located in Virginia Military Survey Number 1482 and being a part of a 6.927 acre tract lying on the south side of Fisher Rd. conveyed to the grantor as described in Official Record 703-G04 as recorded in the Franklin County Recorder’s Office, Franklin County, Ohio, and being more particularly described as follows:

Commencing at an iron pin found in an ODOT monument box at the intersection of the centerline of Phillipi Road and the centerline of Fisher Road, thence, with the centerline of Fisher Road, S 76° 35’ 43” E, a distance of 1486.07 feet to an angle point; thence S 76° 31’ 56” E, a distance of 1509.01 feet to a point; thence leaving the said centerline, S 14° 30’ 34” W, a distance of 40.00 feet to a point on the existing right-of-way, being the grantor’s northwest property corner and the point of beginning;

Thence along the existing right-of-way S 76° 31’ 56” E, a distance of 46.52 feet;

Thence continuing with said right-of-way lines S 76° 41’ 10” E a distance of 299.79 feet to the grantor’s northeast property corner;

Thence with the grantor’s east line S 13° 48’ 50” W, a distance of 10.00 feet to a rebar set;

Thence across grantor’s property N 76° 41’ 10” W, a distance of 300.01 feet to a rebar set;

Thence N 70° 22’ 24” W, a distance of 46.60 feet to a re-bar set on the grantor’s west line;

Thence with said west line N 14° 30’ 34” E. a distance of 5.00 feet to the place of beginning;

The above described tract contains 0.077 acres, more or less from Auditor’s parcel no. 570-190840.

Known as:

2727 Fisher Road
Columbus, OH

Lawton, OK

Lot 1, Block 3, Lawton Industrial Park Part II, an addition to the City of Lawton, Oklahoma, Comanche County, Oklahoma, which Lot is described in the Warranty Deed recorded in Book 1450, page 38, as follows:

A tract of land described as beginning at a point on the south right of way line of the Burlington Northern Railroad, said point being 3,216.47 feet North 00°24’28” East and 977.856 feet North 85°01’03.47” West of the Southeast Corner of the Southwest Quarter of Section 31, Township 2 North, Range 12 West, I.M., Comanche County, Oklahoma;

THENCE South 00°21’22” West a distance of 382 feet;

THENCE North 89°38’38” West a distance of 320 feet;

THENCE North 00°21’22” East a distance of 215 feet;

THENCE North 33°59’11.39” West a distance of 261.236 feet;

THENCE in an easterly direction along a curve to the left having a radius of 5779.578 feet a distance of 354.065 feet;

THENCE South 85°01’03.47” East a distance of 115.935 feet to the point of beginning.

Northumberland, PA

ALL THAT CERTAIN tract or parcel of ground, Situate in Point Township, Northumberland County, Pennsylvania and is bounded and described as follows, to wit:

COMMENCING at a point in the center line of the Penn Central Transportation Company’s main line which is opposite Mile Post 285; thence along the center line of the Penn Central Transportation Company’s Main Line, North 48 degrees 40 minutes West, a distance of 1,068.5 feet to a point where the Penn Central Transportation Company’s main line intersects the Western line of the Borough of Northumberland; thence along the western line of the Borough of Northumberland, South 44 degrees 39 minutes West, a distance of 156.79 feet to the point of beginning of the within described tract of ground, thence continuing along the Western line of the Borough of Northumberland South 44 degrees 39. minutes West, a distance of 314.17 feet to a point distant 20 feet Northeastwardly at right angles from the center line of the tract of railroad of the Penn Central Transportation Company known as Thoroughfare No. 1; thence parallel with said centerline of Thoroughfare No. 1, North 53 degrees 28 minutes West a distance of 219.13 feet to a point of curvature; thence still parallel with said centerline of Thoroughfare No. 1, on a curve to the right having a radius of 5,851.87 feet and an arc of 366.61 feet, whose chord is North 51 degrees 40 minutes 19 seconds West, a distance of 366.55 feet to a point; thence along Tract 2 of the hereinafter mentioned plan North 40 degrees 7 minutes 22 seconds East, a distance of 351.27 feet to a point distant 20 feet Southwestwardly at right angles from the center line of a tract of railroad at Penn Central Transportation Company; thence parallel with said center line of the last mentioned track of railroad, South 48 degrees 40 minutes East, a distance of 610 feet to the place of beginning.

CONTAINING 4.60 acres more or less.

BEING Tract No. 1 on that certain subdivision plan for Bituminous Emulsion of Northumberland, Pa., Inc. recorded in the Office of the Recorder of Deeds for Northumberland County at Plan Book 8, Page 29.

TOGETHER with the perpetual right, liberty and privilege to use, for grantees, its heirs, successors and assigns and for their agents, employees, tenants, invitees, licensees, shippers and all other persons having business with grantees, in common with all others entitled to the use thereof as and for a roadway to be constructed and maintained as a means of access to and from the land hereby conveyed (Tracts 1 and 2 herein, being Tracts 3 and 1, respectively, of the above mentioned Plan) and Fourth Street.

ALL THAT strip or parcel of land, 50 feet wide, situate as aforesaid, being 25 feet on each side of the following described centerline:

BEGINNING at a point in the second or North 53 degrees, 28 minutes West, 219.13 feet course of Tract No. 1 of the aforementioned Plan, said second course being parallel with and 20 feet northeastwardly at right angles, from the centerline of the tract of railroad of Penn Central Transportation Company known as Thoroughfare No. 1, said beginning point being at the distance of 50 feet measured North 53 degrees, 28 minutes West, along part of said second course, from the beginning thereof in the western line of the Borough of Northumberland; extending thence South 36 degrees, 32 minutes West, through land of Penn Central Transportation Company, crossing said Thoroughfare No. 1, a distance of 28 feet, more or less, to a point in the general northeasterly line of an existing road of Penn Central Transportation Company, the point of ending; and

ALSO TOGETHER WITH the existing roadway which extends in an easterly direction from the projected northwesterly line of the access easement described herein along the southerly side of the tract of railroad of Penn Central Transportation Company known as Thoroughfare No. 1 to the existing roadway which extends northeastwardly to connect with Fourth Street and thence northeastwardly along said roadway to Fourth Street.

Tax Parcel No. 34-49 A

Being the same premises which Koch Materials Company, a Delaware corporation by Deed dated May 27, 2007, but made effective as of the 31st day of May 2005 and recorded June 7, 2005 in Northumberland County in Record Book 1767, Page 409 conveyed unto SemMaterials, L.P., an Oklahoma limited partnership, in fee.

Reading, PA

PREMISES A:
ALL THAT CERTAIN tract or parcel of land situate in the Township of Muhlenberg County of Berks and Commonwealth of Pennsylvania, and being more fully bounded and described as follows, to wit:

BEGINNING at a point in line of property of Windsor Service, Inc., said point being 500.68 feet more or less East of the centerline of Traffic Route 61, formerly Route 122, known as the Pottsville Pike, said point being also in the northerly line of property conveyed by L.H. Focht & Son, Inc., to Windsor Service, Inc., by Deed dated September 12, 1961, in Deed Book Volume 1395, page 830; thence along property of Windsor Service, Inc., North 22 degrees 45 minutes 45 seconds East, a distance of 563.12 feet more or less and North 21 degrees 03 minutes 34 seconds West, a distance of 100.00 feet more or less to a point in line of property of L.H. Focht & Son, Inc.; thence along same North 68 degrees 56 minutes 26 seconds East, a distance of 642.087 feet more or less to a point in the westerly right of way line of the Schuylkill Division of the Pennsylvania Railroad; thence along same South 8 degrees 28 minutes West, a distance of 77.145 feet to a Pennsylvania Railroad Monument, and South 9 degrees 28 minutes West, a distance of 777.58 feet more or less to an iron pin in line of property of Windsor Service, Inc.; thence along same South 89 degrees 30 minutes West, a distance of 642.45 feet more or less to the place of Beginning.

CONTAINING in area 9.5 acres of land, more or less.

PREMISES B:
ALL THAT CERTAIN lot or piece of ground, with the buildings and improvements thereon erected, situate in the Township of Muhlenberg, County of Berks and Commonwealth of Pennsylvania, described according to a survey thereof made by William H. Dechant & Sons, dated December 31, 1921, as follows, to wit:

BEGINNING at an iron pin in the middle of Centre Turnpike Fifty feet Southeastward, measured on a radial line from the center line of a siding leading from the Philadelphia and Reading Railway into a Quarry, known as Gehret’s Quarry; thence in a general Eastward direction, concentric with and fifty feet radially from the center line of said siding, by a curve to the right, having a radius of Two hundred and Ninety-eight feet five and three-eighths inches, an arc distance of Two hundred and Fifty-eight feet nine inches to a point; thence through land of Reading Company South 02 degrees 45 minutes West Three hundred and twenty-seven feet eight and three-eights inches to a point; and North 87 degrees 15 minutes West Two hundred and fifty feet eight and one-eighths inches to an iron pin in the middle of the Turnpike, aforesaid, and thence along the middle of said Turnpike North 02 degrees 45 minutes East 330 feet to the point of beginning.

CONTAINING 2 acres.

PREMISES C:
ALL THAT CERTAIN lot or piece of ground situate in the Township of Muhlenberg, County of Berks and State of Pennsylvania, bounded and described as follows:

BEGINNING at a point in line of Berks Products Corporation; said point being 500.68 feet East of Traffic Route #122, on South side of a 20 ft. wide right of way reservation; thence along property of Windsor Service, Inc., the following bearings and distances; North 0 degrees 30 minutes West 240.73 feet and North 38 degrees 18 minutes 04 seconds East, a distance of 354.93 feet to a point in line of property of Berks Products Corporation; thence along property of Berks Products Corporation South 22 degrees 45 minutes 45 seconds West, a distance of 563.12 feet to the place of beginning.

CONTAINING ..614 acres.

PREMISES D:
ALL THAT CERTAIN tract or parcel of land situate in the Township of Muhlenberg, County of Berks and State of Pennsylvania, more particularly bounded and described as follows, to wit:

BEGINNING at a point in the middle of Center Turnpike, locally known as a state highway, Traffic Route 122, said point being a corner in common property now or late of L.H. Focht and Son, Inc., and the herein described premises, thence along property now or late of L.H. Focht and Son, Incorporated, north 68 degrees 56 minutes and 26 seconds east the distance of 734 feet and 8 inches to a point, thence along property of now or late Berks Products Corporation, south 21 degrees 03 minutes 34 seconds east the distance of 100 feet to a point, thence along the property of now or late Berks Products Corporation, south 38 degrees 18 minutes 04 seconds west the distance of 354.93 feet to a point, thence along property of now or late of Berks Products Corporation south 0 degrees 30 minutes east the distance of 240 feet 8 3/4 inches to a point in line, a property now or late of L.H. Focht and Son Incorporated, thence along the said property now or late of L.H. Focht and Son Incorporated, south 89 degrees 30 minutes west, the distance of 250 feet to a point, a corner of Arthur L. Walborn, thence along property of Arthur L. Walborn, north 0 degrees 30 minutes west the distance of 327 feet 8 3/8 inches to a point, thence still along same by a line curving to the left, having a radius of 298 feet 5 3/8 inches, the distance of 258 feet 9 inches to a point in the aforementioned Center Turnpike, thence along the middle of the said Turnpike north 0 degrees and 30 minutes west, the distance of 22 feet 11 1/8 inches to the place of beginning.

CONTAINING 4 acres 19.7 perches.

RESERVING AND EXCEPTING therefrom, however, unto the said Berks Products Corporation, its successors and assigns, a 20 feet wide right of way along the southern boundary line of the herein conveyed property and extending from property of Arthur L. Walborn to property now or late of Berks Products Corporation, for a distance of 250 feet, more particularly bounded and described as follows:

BEGINNING at a point in line of property now or late of L.H. Focht and Son, Inc., and a corner of the above described tract, thence along property of Arthur L, Walborn, North 0 degrees and 30 minutes West, the distance of 20 feet to a point, thence along the above described tract (leased herein), North 89 degrees and 30 minutes East, the distance of 250 feet to a point in line of property of now or late Berks Products Corporation, thence along property of now or late of Berks Products Corporation, South 0 degrees and 30 minutes East, the distance of 20 feet to a point in line of property now or late of L.H. Focht and Son, Inc., thence along property now or late of L.H. Focht and Son, Inc., South 89 degrees and 30 minutes West, the distance of 250 feet to the place of beginning.

PREMISES E:
ALL THAT CERTAIN tract or piece of ground situate in the Township of Muhlenberg, County of Berks and State of Pennsylvania, bounded and described as follows:

BEGINNING at a drill hole in the center line of Pennsylvania State Highway U.S. Route 122, known as the Pottsville Pike, and in line between lands now or late of G.W. Focht Stone Company and the Texas Oil Company; thence along said line South 86 degrees 36 minutes East, a distance of 1141.34 feet to an iron pin in the westerly right-of-way line of the Schuylkill Valley Division of the Pennsylvania Railroad; thence along the same South 13 degrees 15 minutes West a distance of 222.79 feet to an iron pin in line of property now or late of Reading Company; thence along the same South 79 degrees 52 minutes West a distance of 877.74 feet to an iron pin; thence still along the same North 3 degrees 24 minutes East a distance of 350 feet to an iron pin; thence still along the same North 86 degrees 36 minutes West a distance of 250 feet to a drill hole in the center line of said Pennsylvania State Highway U.S. Route 122, known as the Pottsville Pike; thence along the same North 03 degrees 24 minutes East a distance of 75 feet to the place of Beginning.

CONTAINING 6 acres and 133.66 perches.

EXCEPTING AND RESERVING therefrom a tract of land containing 8.38 Acres; Koch Properties Site being Lot 2 on Subdivision Plan recorded in Plan Book 240, Page 1, conveyed to New Penn Motor Express, Inc., dated December 15, 1999 in Volume 3161, Page 1778.

The above premises A through E which are contiguous parcels, are further described in accordance with a survey by Ludgate Engineering Corporation dated 3-29-05, Drawing No. D4200405, as follows:

ALL THAT CERTAIN parcel of ground with the improvements thereon situate in Muhlenberg Township, Berks County, Pennsylvania, being on the east side of Pottsville Pike, shown on a plan prepared by Ludgate Engineering Corporation, Plan No. E-4200499, and being more fully bounded and described as follows TO WIT:

BEGINNING at a point in the pavement of Pottsville Pike, a corner of lands of Gary D. and Mary D. Wolfe; thence along lands of Wolfe North 67 degrees 53 minutes 26 seconds East 1044.59 feet to a point, a corner of Lot #2; thence along Lot #2 the sixteen following courses and distances:

1.           South 09 degrees 03 minutes 57 seconds East 406.52 feet to a point.

2.           South 20 degrees 21 minutes 16 seconds West 52.85 feet to a point.

3.           South 61 degrees 17 minutes 05 seconds West 122.29 feet to a point.

4.           South 83 degrees 00 minutes 41 seconds West 81.96 feet to a point.

5.           North 68 degrees 17 minutes 25 seconds West 37.12 feet to a point.

6.           North 37 degrees 16 minutes 56 seconds West 57.59 feet to a point.

7.           South 54 degrees 51 minutes 42 seconds West 10.47 feet to a point, a corner of Lot #1.

8.           South 20 degrees 51 minutes 15 seconds West 49.50 feet to a point.

9.           South 39 degrees 15 minutes 53 seconds West 222.48 feet to a point.

10.           South 37 degrees 22 minutes 09 East 43.29 feet to a point.

11.           South 83 degrees 46 minutes 15 seconds East 38.25 feet to a point.

12.           South 21 degrees 09 minutes 44 seconds East 44.38 feet to a point.

13.           South 15 degrees 50 minutes 35 seconds West 31.38 feet to a point.

14.           South 20 degrees 11 minutes 53 seconds East 158.06 feet to a point.

15.           South 75 degrees 18 minutes 33 seconds West 176.94 feet to a point.

16.           South 14 degrees 41 minutes 27 seconds West 99.99 feet to a bent pipe, a corner of New Penn Motor Express and Giorgio Foods, Inc.

Thence along Giorgio Foods, Inc., the three following courses and distances:

1.           South 75 degrees 18 minutes 33 seconds West 311.46 feet to a point.

2.           North 01 degree 21 minutes 42 seconds West 348.92 feet to an iron pipe.

3.           South 88 degrees 36 minutes 36 seconds West 249.80 feet to a point in the pavement of Pottsville Pike.

Thence in and along Pottsville Pike North 01 degree 18 minutes 04 seconds West 427.93 feet to a point, the place of BEGINNING.

CONTAINING 14.40 Acres.

Tax ID/Parcel No. 66-5309-19-51-9494

BEING THE SAME PREMISES which Koch Materials Company, a Delaware corporation, by Deed dated May 27, 2005, but made effective as of May 31, 2005, and recorded June 7, 2005, in the Recorder of Deeds Office in and for Berks County, PA, in Book 4596, page 1495, granted and conveyed unto SemMaterials, LP, an Oklahoma limited partnership.

Memphis. TN (PMAC - Shelby Co.)

Tract No. I

Lot No. 4 in the Memphis and Shelby County Port Commission’s Industrial Subdivision on Presidents Island as per plat of said subdivision filed for record July 1, 1962 and of record in Plat Book 17, Page 2 of the Registers’ Office of Shelby County, Tennessee; more particularly described by metes and bounds as follows: Beginning at a point in the south line of the top of slope of the Industrial Fill as surveyed and monumented by the U.S. Engineers, 2500 feet westwardly from the southeast corner of the top of slope of the Industrial Fill, as so surveyed and monumented by the U.S. Engineers; running thence northwardly at right angles to said south line of top of slope 800 feet to the south line of Channel Avenue (100 feet wide); thence westwardly along the south line of said Channel Avenue 262.36 feet; thence southwestwardly along a curve with radius of 337.03 feet a distance of 309.57 feet, to a point in the east line of Port Street; thence southwardly with said east line of Port Street 666.65 feet to the top of the slope of said Industrial Fill; thence continuing southwardly on the same line 436.73 feet more or less to the Harbor Channel Line as established and maintained by the U.S. Engineers; thence northeastwardly along said Harbor Channel Line 34.21 feet to an angle point; thence eastwardly along said Harbor Channel Line 515.88 feet; thence northwardly 425 feet more or less to the point of beginning.

Tract No. 2

A parcel of land containing .264 acres lying between Lot 4 of the Memphis & Shelby County Port Commission’s Industrial Subdivision on Presidents Island as per plat of said subdivision filed for record July 1, 1952 and of record in Plat Book 17, Page 2 of the Registers Office of Shelby County, Tennessee, and the Railroad Right-of-Way lying northeast of said Lot 4, and more particularly described as follows:

Beginning at a point in the south property line of Channel Avenue 49.22 feet east of the intersection of the south line of Channel Avenue with the east line of Port Street and running eastwardly with the south line of Channel Avenue 216.50 feet, thence southwestwardly 309.57 feet along a curved line having a radius of 337.03 feet to the east line of Port Street, thence northwardly along the east line of Port Street 84.14 feet to a point of curvature, thence northeastwardly 77.75 feet along a curved line having a radius of 50 feet to the point of beginning.

Being the same property conveyed to SemMaterials, L.P., an Oklahoma limited partnership, by Special Warranty Deed of record at Instrument No. 05086978, in the Register’s Office of Shelby County, Tennessee.

Property Address:                                           1285 Channel Avenue
Tax ID# 50-107-2

Said property also being described as follows:

Beginning at a new capped iron rod in the south line of Channel Avenue (100’ wide), said point being 528.01’ east of the east line of Port Street, and also being the northwest corner of the Lot 3 of the Port Commission’s industrial subdivision; thence S 20° 40’ 46” E coincident with the west line of said Lot 3 a distance of 1010.12’ to a new capped iron, and continuing for a total distance of 1225.00’ to a point in Harbor Channel; thence S 69° 19’ 14” W a distance of 515.88’ to a point in Harbor Channel; thence S 51° 07’ 14” W a distance of 34.21’ to a point in Harbor Channel; thence N 19° 44’ 08” W coincident with the east line of Port Street a distance of 266.15’ to a new capped iron, and continuing for a total distance of 1186.67’ to a point of curve; thence northeast along a curve to the right, having a radius of 50.00’, an arc distance of 77.72’ to a point of tangent; thence N 69° 19’ 14” E coincident with the south line of Channel Avenue a distance of 478.83’ to the point of beginning, containing 15.12 acres.

Memphis, TN (EM Marathon)

PARCEL 1:

Lots 109 and 110 of the Memphis and Shelby County Port Commission’s Industrial Subdivision, as shown on record in Plat Book 17, Page 2, in the Register’s Office of Shelby County, Tennessee, to which plat reference is hereby made for a more particular description of said property.

PARCEL 2:

Lot 111 of the Memphis and Shelby County Port Commission’s Industrial Subdivision, as shown on record in Plat Book 17, Page 2, in the Register’s Office of Shelby County, Tennessee, to which plat reference is hereby made for a more particular description of said property.

Austin, TX

BEING 3.29 ACRES OF LAND, MORE OR LESS, OUT OF AND A PART OF TRACT 5-B, OF SUBDIVISION OF THE MRS. A.B. PAYTON ESTATE, A PORTION OF THE JAMES P. WALLACE LEAGUE, IN TRAVIS COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN/UNDER BOOK 3, PAGE 259 OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS, SAID 3.29 ACRE TRACT BEING OUT OF 5.58 ACRES AS DESCRIBED IN/UNDER VOLUME 2274, PAGE 504 OF THE REAL PROPERTY RECORDS OF TRAVIS COUNTY, TEXAS, SAID 3.29 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, TO-WIT:

BEGINNING AT A ½ INCH IRON ROD FOUND ON THE WESTERLY RIGHT-OF-WAY LINE OF THE MISSOURI PACIFIC RAILROAD, SAID POINT ALSO BEING THE NORTHEAST CORNER OF LOT THREE (3) OF THE ATRIUM, A SUBDIVISION RECORDED IN VOLUME 83, PAGE 125C OF THE PLAT RECORDS OF TRAVIS COUNTY, STATE OF TEXAS; THENCE NORTH 61° 07’ 47” WEST, ALONG THE NORTHERLY LINE OF SAID LOT 3 (PLAT CALL IS NORTH 61° 06’ 34” WEST), A DISTANCE OF 403.53 FEET (PLAT CALL IS 403.29 FEET), TO A FOUND 1/2 INCH IRON ROD AT THE NORTHWEST CORNER OF SAID LOT 3, SAID NORTHWEST CORNER ALSO BEING IN THE EASTERLY RIGHT-OF-WAY LINE OF MO-PAC EXPRESSWAY; THENCE NORTHEASTERLY ALONG SAID EASTERLY RIGHT-OF-WAY LINE, ALONG A CURVE TO THE RIGHT, WITH A CHORD BEARING OF NORTH 41° 58’ 04” EAST, A CHORD DISTANCE OF 358.93 FEET, A RADIUS OF 627.07 FEET, AND AN ARC DISTANCE OF 364.01 FEET TO A FOUND TEXAS DEPARTMENT OF TRANSPORTATION (TXDOT) BRASS MONUMENT; THENCE CONTINUING ALONG SAID EASTERLY RIGHT-OF-WAY LINE, NORTH 58° 37’ 22” EAST, A DISTANCE OF 97.65 FEET TO A FOUND 3/4 INCH IRON ROD ON THE SOUTHERLY LINE OF A TRACT CONVEYED TO JOHN JOSEPH, RECORDED IN VOLUME 3365, PAGE 1163 OF THE DEED RECORDS OF TRAVIS COUNTY, STATE OF TEXAS, FROM WHICH BEARS A FOUND 3/4 INCH BOLT NORTH 58° 38’ 17” EAST, A DISTANCE OF 84.82 FEET; THENCE SOUTH 61° 11’ 45” EAST, ALONG SAID SOUTHERLY LINE, A DISTANCE OF 204.56 FEET TO A FOUND 1/2 INCH IRON ROD IN THE WESTERLY RIGHT-OF-WAY LINE OF THE MISSOURI PACIFIC RAILROAD, FROM WHICH BEARS A FOUND 1/2 INCH BOLT, NORTH 19° 49’ 45” EAST, A DISTANCE OF 75.00 FEET; THENCE SOUTH 19° 49’ 34” WEST, ALONG SAID WESTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 440.07 FEET TO THE POINT OF BEGINNING.

Ennis, TX

TRACT I:

All that certain lot, tract or parcel of land situated in the City of Ennis, Ellis County, Texas, and being part of the Claiborne Garrett Survey Abstract 383, and also being a portion of Lot 1 of Koch Subdivision, an addition to the City of Ennis, as recorded in Cabinet C, Slide 30, Map Records of Ellis County, and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found for corner in the westerly right-of-way line of Old Highway 75 (an unknown width public right-of-way) at the northeasterly corner of said Lot 1;

THENCE in a southerly direction along said westerly line of Old Highway 75 and along a curve to the left whose chord bears South 32 degrees 09 minutes 15 seconds East a distance of 336.57 feet and having a radius of 2924.79 feet, a central angle of 06 degrees 36 minutes 49 seconds and an arc length of 336.76 feet to a point for corner in the northerly line of a gravel road;

THENCE in a westerly and southwesterly direction along the northerly and northwesterly line of said public street the following calls:

South 55 degrees 48 minutes 50 seconds West a distance of 145.17 feet to a point for corner;

South 61 degrees 59 minutes 19 seconds West a distance of 230.94 feet to a point for corner;

South 48 degrees 06 minutes 08 seconds West a distance of 130.41 feet to a point for corner;

South 26 degrees 39 minutes 28 seconds West a distance of 55.10 feet to a point for corner;

THENCE North 29 degrees 14 minutes 07 seconds West a distance of 136.56 feet to a point for corner being the beginning of a curve to the right;

THENCE in a northerly direction along said curve to the right having a radius of 413.39 feet, a central angle of 17 degrees 49 minutes 00 seconds and an arc length of 128.55 feet to a point for corner being the end of said curve;

THENCE North 11 degrees 25 minutes 07 seconds West a distance of 74.33 feet to a point for a corner;

THENCE North 61 degrees 25 minutes 18 seconds East a distance of 78.60 feet to a point for corner;

THENCE North 11 degrees 25 minutes 07 seconds West a distance of 79.73 feet to a point for corner in the northerly line of said Lot 1;

THENCE North 61 degrees 33 minutes 18 seconds East along the northerly line of said Lot 1 a distance of 388.52 feet to the POINT OF BEGINNING and containing 178,541 square feet or 4.0987 acres, more or less.

TRACT II

ALL that certain lot, tract or parcel of land being situated in the CLAIBORNE GARRETT SURVEY, ABSTRACT NUMBER 383, City of Ennis, Ellis County, Texas, and being those same parcels as conveyed to Owens Corning Composite Materials LLC, warranty deed recorded in Volume 2279, Page 275, Official Public Records, Ellis County, Texas, and being described as Tract Two – Tract One and Tract Two herein, with Tract Three being a portion of LOT 1, KOCH SUBDIVISION, an Addition to the City of Ennis, Ellis County, Texas, according to the Plat thereof recorded in Cabinet C, Slide 30, Map Records, Ellis County, Texas, and all being more particularly described by metes and bounds as follows:

PARCEL ONE:

BEGINNING at a point for corner at the intersection of the southerly right-of-way line of Cedar Road (an apparent 50 foot wide public right-of-way) and the westerly right-of-way line of Old Highway 75 (an unknown width public right-of-way), said point also being on a curve whose radius point bears North 71 degrees 37 minutes 54 seconds East, a distance of 2924.79 feet;

THENCE Southerly, with said curve and said westerly right-of-way line, passing a found 1/2 inch iron rod at 0.28 feet, continuing through a central angle of 09 degrees 18 minutes 48 seconds, an arc distance of 4475.42 feet to a point for corner being the northeast corner of Lot 1 of Koch Subdivision as filed in Cabinet C, Slide 30, Map Records of Ellis County, Texas;

THENCE South 61 degrees 25 minutes 18 seconds West, departing said right-of-way line, a distance of 498.40 feet to a point for corner on the easterly right-of-way line of the Texas Midland Railroad Company property (a 30 foot wide railroad right-of-way);

THENCE North 11 degrees 25 minutes 07 seconds West, along said railroad right-of-way, a distance of 494.35 feet to a point for corner;

THENCE North 61 degrees 25 minutes 18 seconds East, a distance of 388.81 feet to the POINT OF BEGINNING and containing 206,786 square feet or 4.7472 acres of land, more or less.

PARCEL TWO

Being a tract or parcel of land situated in the City of Ennis, Ellis County, Texas, and being part of the Claiborne Garrett Survey Abstract 383, and also being a portion of Lot 1 of Koch Subdivision, an addition to the City of Ennis as recorded in Cabinet C, Slide 30 of the Map Records of Ellis County, and being more particularly described as follows:

BEGINNING at a point for corner at an iron rod set in the Northwesterly line of a public street said point being the southwesterly corner of said Lot 1;

THENCE North 29 degrees 14 minutes 07 seconds West along the westerly line of said Lot 1 a distance of 156.88 feet to a point for corner being the beginning of a curve to the right;

THENCE in a Northerly direction continuing along said westerly line and along said curve to the right having a radius of 443.39 feet, a central angle of 17 degrees 49 minutes 00 seconds, and an arc length of 137.88 feet to a point for corner being the end of said curve;

THENCE North 11 degrees 24 minutes 13 seconds West continuing along said westerly line a distance of 145.08 feet to a point for corner;

THENCE North 61 degrees 25 minutes 18 seconds East along the northerly line of said Lot 1 a distance of 109.88 feet to a point for corner;

THENCE South 11 degrees 25 minutes 07 seconds East a distance of 79.73 feet to a point for corner;

THENCE South 61 degrees 25 minutes 18 seconds West a distance of 78.60 feet to a point for corner;

THENCE South 11 degrees 25 minutes 07 seconds East a distance of 74.33 feet to the beginning of a curve to the left;

THENCE in a southerly direction along said curve to the left having a radius of 413.39 feet, a central angle of 17 degrees 49 minutes 00 seconds, an arc length of 128.55 feet to a point for corner being the end of said curve;

THENCE South 29 degrees 14 minutes 07 seconds East a distance of 136.56 feet to a point for corner in a gravel road;

THENCE South 26 degrees 39 minutes 28 seconds West along the northwesterly line of said gravel road, a distance of 36.24 feet to the POINT OF BEGINNING and containing 18,881 square feet or 0.4334 acres of land, more or less.

TRACT III:

Easement Estate created in Easement dated June 7, 1977, recorded in Volume 610, Page 906, Deed Records, Ellis County, Texas; as affected by Assignment and Assumption of Easement dated December 31, 2007, filed January 16, 2008, recorded under Volume 2362, Page 2045 of the Real Property Records of Ellis County, Texas.

Lubbock, TX

TRACT I:
All that portion of Tract 2, Marnel’s Industrial Addition to the City of Lubbock, Lubbock County, Texas, according to the Map, Plat, and/or Dedication Deed thereof, recorded in Volume 950, Page 403, Deed Records of Lubbock County, Texas, being further described as follows:

BEGINNING at 1/2” iron rod (set) at the Northeast corner of said Tract 2, which bears South 2638.1 feet and West 32.1 feet from the Northeast corner of Section 16 Block A, Lubbock County, Texas:

THENCE South, along the East line of said Tract 2, a distance of 500.00 feet;

THENCE West a distance of 185.8 feet to 3/4” iron rod (found);

THENCE South a distance of 236.00 feet;

THENCE West a distance of 0.42 feet;

THENCE South a distance of 224.8 feet to a 1/2” iron rod (set) flush with a building wall;

THENCE South 19° West a distance of 135.17 feet to a 1/2” iron rod (set) in the west line of said Tract II;

THENCE North, along the West line of said Tract 2, a distance of 1088.40 feet to a 1/2” iron rod (set) at the Northwest corner of said Tract 2; THENCE East, along the North line of said Tract 2, a distance of 230.00 feet to the POINT OF BEGINNING.

TRACT II:
All that strip of land located on both sides of the common line between Sections 15 and 16, Block A, Lubbock County, Texas bounded on the East by a line parallel with and 47.9 feet East of said Section line, and on the West by a line parallel with  and 32.1 feet West of said Section line, being further described as follows:

BEGINNING at a 3/4” rod (found) which bears South 2683.1 feet and East 47.9 feet from the Northeast corner of Section 16 and the Northwest corner of Section 15, Block A, Lubbock County, Texas;

THENCE South a distance of 500.00 feet to a 3/4” rod (found);

THENCE West a distance of 80.00 feet to a point in the West line of Tract 2, Marnel’s Industrial Addition, to the City of Lubbock County, Texas;

THENCE North, along the East line of said Tract 2, a distance of 500.00 feet to the Northeast corner of said Tract 2;

THENCE East a distance of 80.00 feet to the POINT OF BEGINNING.

TRACT III:
A 30.0 FOOT WIDE STRIP OF LAND LYING CONTIGUOUS TO AND WESTERLY OF LOT 2, TRACT 3 OF MARNELS INDUSTRIAL ADDITION TO THE CITY OF LUBBOCK, AS ESTABLISHED BY CERTIFICATE OF DEDICATION RECORDED FEBRUARY 7, 1966 IN VOLUME 1072, PAGES 560 ET SEQ., DEED RECORDS OF LUBBOCK COUNTY, TEXAS, SITUATED IN THE E 1/2 OF SECTION 16, BLOCK 1, T.T.R.R. CO. SURVEY, LUBBOCK COUNTY, TEXAS, AND BEING A PORTION OF THAT CERTAIN 95.56 ACRE TRACT OF LAND DESCRIBED IN DEED FROM WALKER STANTON, ET AL DATED JUNE 20, 1950, RECORDED IN BOOK 417, PAGE 36, DEED RECORDS OF LUBBOCK COUNTY, TEXAS, DESCRIBED AS FOLLOWS, TO-WIT:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT 2, TRACT 3 OF MARNELS INDUSTRIAL ADDITION; THENCE NORTHERLY ALONG THE WESTERLY BOUNDARY OF SAID LOT 2, TRACT 3 ALONG A CURVE TO THE LEFT, HAVING A RADIUS OF 620.76 FEET WITH LONG CHORD BEARING NORTH 09°26’27” EAST, 107.76 FEET TO THE TRUE POINT OF BEGINNING, THENCE CONTINUING NORTHERLY ALONG SAID CURVE AND ALONG THE WESTERLY BOUNDARY OF SAID LOT 2, TRACT 3 AN ARC DISTANCE OF 50.05 FEET TO A POINT OF TANGENCY; THENCE NORTH 00°09’30” WEST, 523.8 FEET, MORE OR LESS, TO A POINT IN THE SOUTH LINE OF LOT 1, TRACT 3 OF SAID MARNELS INDUSTRIAL ADDITION TO THE CITY OF LUBBOCK; THENCE WEST ALONG SAID SOUTH LINE 30.0 FEET; THENCE SOUTH 00°09’30” EAST 523.8 FEET, MORE OR LESS, TO A POINT 30.0 FEET WEST OF THE HEREINABOVE DESCRIBED POINT OF TANGENCY; THENCE SOUTHERLY ALONG A TANGENTIAL CURVE TO THE RIGHT HAVING A RADIUS OF 590.76 FEET, AN ARC DISTANCE OF 47.72 FEET; THENCE EASTERLY 30.0 FEET TO THE TRUE POINT OF BEGINNING.

TRACT IV:
A portion of Tract No. 2, Marnels Industrial Addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat and/or dedication deed thereof recorded in Volume 950, Page 403, Deed Records of Lubbock County, Texas and that Eighty Foot (80) foot wide tract of land adjacent thereto located in the West half (W/2) of Section Fifteen (15) and the East Half (E/2) of Section Sixteen (16), Block A, Lubbock County, Texas, further described as follows:

Beginning at a point in the East line of Section 16 which bears South a distance of 3,183.1 feet from the Northeast corner of Section 16, Block A, Lubbock County, Texas; Thence West, parallel to the North line of Section 16, at 32.1 feet past the East line of Tract No. 2, Marnels Industrial Addition, continuing for a total distance of 217.9 feet to a 1/2” iron rod with cap found at the Northwest corner of this tract; thence South, parallel to the East line of Section 16, a distance of 219.85 feet to a 1/2” iron rod with cap set for the Southwest corner of this tract; thence East, parallel to the North line of Section 16, a distance of 265.8 feet to a 1/2” iron rod with cap set for the Southeast corner of this tract; thence North, parallel to the East line of Section 16, a distance of 219.85 feet to a 3/4” iron rod found for the Northeast corner of this tract; thence West, parallel to the North line of Section 15, a distance of 47.9 feet to the point of beginning.

TRACT V:
BEGINNING at a point in the East line of Section 16 which bears South a distance of 3,183.1 feet from the Northeast corner of Section 16, Block A, Lubbock County, Texas;

THENCE West, parallel to the North line of Section 16, at 32.1 feet past the East line of Tract No. 2, MARNELS INDUSTRIAL ADDITION, continuing for a total distance of 217.9 feet to a 1/2” iron rod with cap set for the Northwest corner of this tract;

THENCE South, parallel to the East line of Section 16, a distance of 236.00 feet to a cross cut on concrete;

THENCE West, parallel to the North line of Section 16, a distance of 0.42 feet to a crow’s foot cut on concrete;

THENCE South, parallel to the East line of Section 16, a distance of 224.8 feet to a 1/2” iron rod found flush with a building wall;

THENCE S. 19° W, a distance of 135.17 feet to a 1/2” iron rod found in the West line of Tract No. 2, MARNELS INDUSTRIAL ADDITION, also being the East line of a railroad easement recorded in Volume 1281, Page 684, Deed Records of Lubbock County, Texas;

THENCE South, parallel to the East line of Section 16 and along the West line of said Tract No. 2 and the East line of said railroad easement, a distance of 77.38 feet to a 3/4” iron rod found at the Southwest corner of this tract;

THENCE N. 77° 14’ E. a distance of 235.83 feet to a 1/4” iron rod with cap set in the East line of said Tract No. 2;

THENCE N. 66°03’32” E., at 35.12 feet past the East line of Section 16 and the West line of Section 15, continuing for a total distance of 87.53 feet to a 1/2” iron rod with cap set for the Southeast corner of this tract;

THENCE North, parallel to the West line of Section 15, a distance of 578.3 feet to a 3/4” iron rod found at the Northeast corner of this tract;

THENCE West, parallel to the North line of Section 15, a distance of 47.9’ to the POINT OF BEGINNING;

SAVE & EXCEPT that portion described by metes and bounds as follows;

A portion of Tract No. 2, Marvels Industrial Addition to the City of Lubbock, Lubbock County, Texas, according to the map, plat, and/or dedication deed thereof recorded in Volume 950, Page 403, Deed Records of Lubbock County, Texas and that 80 foot wide tract of land adjacent thereto located in the West Half of Section 15 and the East Half of Section 16, Block A, Lubbock County, Texas, being further described as follows:

BEGINNING at a point in the East line of Section 16 which bears South a distance of 3,183.1 feet from the Northeast corner of Section 16, Block A, Lubbock County, Texas;

THENCE West, parallel to the North line of Section 16, at 32.1 feet past the East line of Tract No. 2, Marnels Industrial Addition, continuing for a total distance of 217.9 feet to a 1/2” iron rod with cap found at the Northwest corner of this tract;

THENCE South, parallel to the East line of Section 16, a distance of 219.85 feet to a 1/2” iron rod with cap set for the Southwest corner of this tract;

THENCE East, parallel to the North line of Section 16, a distance of 265.8 feet to a 1/2” iron rod with cap set for the Southeast corner of this tract;

THENCE North, parallel to the East line of Section 16, a distance of 219.85 feet to a 3/4” iron rod found for the Northeast corner of this tract;

THENCE West, parallel to the North line of Section 15, a distance 47.9 feet to the POINT OF BEGINNING.

TRACT VI:
Lot Two (2), Tract Three (3), MARNELS INDUSTRIAL, Addition to the City of Lubbock, Lubbock County, Texas according to the Map, Plat, and/or Dedication Deed thereof recorded in Volume 1072, page 560, Deed Records of Lubbock County, Texas.

TRACT VII:
A tract of land situated in Section 15 and Section 16, Block A, Lubbock County, Texas and a part of a tract of land described in deed recorded in Volume 4412, Page 166, Real Property Records of Lubbock County, Texas being more particularly described by metes and bounds as follows, to-wit:

Commencing at a 3-4 inch iron rod found at the Northwest corner of Lot 1, Keystone Fleming Addition to the City of Lubbock recorded in Volume 515, Page 420 of the Deed Records of Lubbock County, Texas said corner being in the Easterly right-of-way line of the Atchison Topeka and Santa Fe Railroad;

Thence North 00 degrees 09 minutes 30 seconds West, along said Easterly right-of-way line a distance of 80.00 feet to a 1-2 inch iron rod found at the Southwest corner of Lot 1, Sojo Addition to the City of Lubbock according to the Map or Plat recorded in Volume 4709, Page 43 of the Real Property Records of Lubbock County, Texas.

Thence continuing North 00 degrees 09 minutes 30 seconds West, along said Easterly right-of-way line and the Westerly line of said Lot 1, Sojo Addition, a distance of 183.65 feet to a 5-8 inch iron rod found at an angle point of said Easterly right-of-way line and said Westerly line;

Thence North 26 degrees 44 minutes 42 seconds East, along said Easterly right-of-away line and said Westerly line, a distance of 74.90 feet to a 1-2 inch iron rod found at the Northwest corner of said Lot 1, Sojo Addition and the Point of Beginning of said tract of land;

Thence Northerly; Westerly and Northeasterly along said Easterly right-of-way line, the following:

Thence North 26 degrees 44 minutes 42 seconds East a distance of 50.11 feet to a found 1-2 inch iron rod;

Thence North 85 degrees 38 minutes 53 seconds West a distance of 56.89 feet to a 1-2 inch iron rod found at the beginning of a curve to the right;

Thence Northeasterly, along, a curve to the right, having a central angle of 21 degrees 55 minutes 38 seconds and a radius of 701.00 feet, an arc distance of 268.27 feet, said curve having a chord bearing and distance of North 22 degrees 46 minutes 52 seconds East, 266.64 feet to a 1-2 inch iron rod found at the beginning of a curve to the right;

Thence Northeasterly, along a curve to the right, having a central angle of 27 degrees 06 minutes 30 seconds and a radius of 400.00 feet, an arc distance of 189.25 feet, said curve having a chord bearing and distance of North 52 degrees 27 minutes 14 seconds East, 187.49 feet, to a found 1-2 inch iron rod;

Thence North 66 degrees 11 minutes 44 seconds East, a distance of 96.55 feet to a 1-2 inch iron rod found at the beginning of a curve to the right

Thence Northeasterly, along a curve to the right, having a central angle of 13 degrees 17 minutes and 30 seconds and a radius of 650.00 feet; an arc distance of 150.79 feet, said curve having a chord bearing and distance of North 74 degrees 16 minutes 16 seconds East, 150.45 feet, to a 1-2 inch iron rod found at the beginning of a curve to the left;

Thence Northeasterly, along a curve to the left, having a central angle of 19 degrees 29 minutes, 36 seconds and a radius of 488.00 feet, an arc distance of 166.03 feet, said curve having a chord bearing and distance of North 72 degrees 27 minutes 57 seconds East, 165.23 feet to a 1-2 inch iron pipe found in the Westerly line of a tract of land described in deed recorded in Volume 8291, Page 340 of the aforementioned deed records;

Thence South 00 degrees 01 minutes 22 seconds East, along said Westerly line, a distance of 527.71 feet to a 1-2 inch iron rod round in the Easterly right-of-way line of North Avenue “P”(60’ right-of-way);

Thence North 90 degrees 00 minutes 00 seconds West, passing at 60.00 feet a 1-2 inch iron rod (found at the Northeast corner of the aforementioned Lot 1, Sojo Addition, and from said corner along the Northerly line of said Lot 1, Sojo Addition. In all a distance of 631.65 feet to said Point of Beginning of said tract of land containing 5.897 acres within the metes recited.

Saginaw, TX

TRACT I:

Lot 1R, Block 1, KOCH ADDITION, an Addition to the City of Saginaw, TARRANT County, Texas, according to the map or plat thereof recorded in Cabinet A, Slide 2783, of the Plat Records of TARRANT County, Texas.

TRACT II:

Lot 2, Block 1, Koch Addition, an Addition to the City of Saginaw, TARRANT County, Texas, according to the map or plat thereof recorded in Cabinet A, Slide 4141 of the Plat Records of TARRANT County, Texas.

TRACT III:

A 2.250 acres tract of land situated in the J. H Biles Survey, Abstract Number 119, City of Saginaw, Tarrant County, Texas and being a portion of the Edgar Kerr Subdivision, an Addition to the town of Saginaw as recorded in Volume 309, Page 13 of the Plat Records of Tarrant County, Texas, being more particularly described as follows, to wit:

Beginning at the found 5/8” iron rod that is the Southeasterly corner of Lot Two (2), Block One (1), Koch Addition and that certain 6.233 acre tract of land described in the deed to Koch Materials Company, as recorded in Volume 13023, Page 0073 of the Deed Records of Tarrant County, Texas; thence South 33°56’21” East, and an extension of the Easterly line of said Lot 2, Block 1 (Plat Call South 33°56’00” East), a distance of 400.00 feet to a set 1/2” iron rod with cap stamped “RPLS 5546”; Thence South 56°00’00” West, parallel to the Southerly line of said Lot 2, Block 1, a distance of 245.00 feet, to a set 1/2” iron rod with cap stamped “RPLS 5546”; Thence North 33°56’21” West, a distance of 400.00 feet to a set 1/2” iron rod in the Southerly line of said Lot 2, Block 1; Thence North 56°00’00” East, along said Southerly line, a distance of 245.00 feet to the point of beginning.

TRACT IV:  Road Easement by and between Fargam Land & Grain, Inc. and SemMaterials, L.P. recorded on January 31, 2006, under Instrument File No. D206029961, covering the following described tract of land:

A tract of land situated. in the DAVIS STRICKLAND SURVEY, ABSTRACT NUMBER 1408 and the J. BILES SURVEY, ABSTRACT NUMBER 119, City of Saginaw, Tarrant County, Texas, and being a portion of the EDGAR KERR SUBDIVISION, an addition to the Town of Saginaw, as recorded in Volume 309, Page 13, Plat Records, Tarrant County, Texas, being more particularly described as follows, to-wit:

BEGINNING at a set ½ inch iron rod with cap stamped “RPLS 5546” which bears South 33 degrees 56 minutes 21 seconds East (Plat call South 33 degrees 56 minutes 00 seconds East) 400.00 feet from the southeast corner of Lot Two (2), Block (1), Koch Addition, a found 5/8 inch iron rod;

THENCE South 33 degrees 56 minutes 21 seconds East (Plat call South 33 degrees 56 minutes 00 seconds East) a distance of 296.41 feet;

THENCE South 01 degree 08 minutes 25 seconds West, a distance of 153.85 feet;

THENCE South 30 degrees 01 minute 02 seconds East, a distance of 122.77 feet to the northerly edge of existing concrete paving;

THENCE 5.00 feet, more or less, on the easterly side of said paving the following:

THENCE South 59 degrees 31 minutes 18 seconds East, a distance of 14.10 feet;

THENCE South 06 degrees 32 minutes 18 seconds East, a distance of 54.78 feet;

THENCE South 52 degrees 52 minutes 41 seconds West, a distance of 11.60 feet;

THENCE South 09 degrees 32 minutes 10 seconds West, a distance of 159.05 feet;

THENCE South 35 degrees 27 minutes 42 seconds East, a distance of 291.58 feet;

THENCE South 04 degrees 00 minutes 33 seconds East, a distance of 598.05 feet;

THENCE South 43 degrees 52 minutes 03 seconds West, a distance of 54.90 feet to the northeasterly right of way line of Burlington Road;

THENCE North 34 degrees 00 minutes 00 seconds West, along said right of way line, a distance of 45.82 feet;

THENCE 5.00 feet, more or less, on the westerly side of said paving the following:

THENCE North 50 degrees 51 minutes 49 seconds East, a distance of 39.80 feet;

THENCE North 04 degrees 00 minutes 33 seconds West, a distance of 525.04 feet;

THENCE North 15 degrees 21 minutes 42 seconds West, a distance of 54.84 feet;

THENCE North 35 degrees 27 minutes 42 seconds West, a distance of 282.44 feet;

THENCE North 16 degrees 19 minutes 28 seconds East, a distance of 49.84 feet;

THENCE North 09 degrees 32 minutes 10 seconds East, a distance of 121.11 feet;

THENCE North 17 degrees 32 minutes 44 seconds East, a distance of 11.84 feet;

THENCE North 79 degrees 17 minutes 00 seconds West, a distance of 17.22 feet;

THENCE North 7 degrees 35 minutes 21 Seconds West, a distance of 18.63 feet;

THENCE North 62 degrees 53 minutes 40 seconds East, a distance of 15.44 feet;

THENCE North 28 degrees 47 minutes 48 seconds West, a distance of 8.02 feet to said northerly edge of concrete paving;

THENCE North 30 degrees 01 minute 02 seconds West, a distance of 131.14 feet;

THENCE North 01 degree 08 minutes 25 seconds East, a distance of 145.36 feet;

THENCE North 33 degrees 56 minutes 23 seconds West, a distance of 292.93 feet;

THENCE North 56 degrees 00 minutes 00 seconds East, a distance of 34.24 feet to the point of beginning.

Newport News, VA

All that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being in the City of Newport News, State of Virginia, to-wit:

BEGINNING at a point on the westerly right of way line of Terminal Avenue at a point which marks the southwesterly corner and end of Terminal Avenue and is distant 709.39 feet from the intersection of the center-line of 6th Street. And from the point of beginning thus established; thence S26°23’00”E, a distance of 162.22 feet to an iron pipe; thence S09°32’01”W, a distance of 70.80 feet to an iron pipe; thence, running 100.49 feet along the arc of a curve to the left to an iron pipe, said curve having a radius of 529.73 feet and a central angle of 10°52’07”; thence S26°23’00”E, a distance of 243.15 feet to an iron pipe; thence S 11°06’00”W, a distance of 515 feet +/- to mean low water of the James River; thence along the edge of the James River in a northwesterly direction, a distance of 400 feet +/- to a point; thence in a northeasterly direction 80 feet +/- to a point; thence in a northwesterly direction 120 feet +/- to a point; thence N08°25’27”E, a distance of 335 feet +/- to an iron pipe; thence N26°35’33”W, a distance of 240.10 feet to an iron pipe; thence N09°58’27”E, a distance of 899.60 feet to an iron pipe on the westerly right of way line of Terminal Avenue; thence, along the westerly right of way line of Terminal Avenue, S26°23’00”E, a distance of 657.42 feet to the POINT OF BEGINNING, containing 14.023 acres, more or less.

Excepting and reserving unto The Chesapeake and Ohio Railway Company, the ownership in and to a sanitary sewer line and appurtenances traversing the southerly side of said parcel above-described; Together with a perpetual easement, for the continued location, operation, maintenance, repair and replacement of same, said easement being ten (10) feet in width over a strip of land and more particularly described in the deed dated November 1, 1978, recorded in Deed Book 1011, page 302.

LESS, SAVE AND EXCEPT that portion of the property conveyed to the Commonwealth of Virginia for Road purposes by Certificate of Deposit #C-33134, dated October 4, 1985, recorded in Deed Book 1104, page 710 and shown in State Highway Plat Book B, pages 353 and 354.

TOGETHER WITH an easement for ingress and egress, and the continued location, use and maintenance of a roadway, over and across a certain portion of that parcel of land conveyed to Hampton Roads Sanitation District by instrument dated May 13, 1974, recorded in Deed Book 874, page 179, as granted in instrument dated November 28, 1978, recorded in Deed Book 1011, page 364.

IT BEING the same property conveyed to SemMaterials, L.P., an Oklahoma limited partnership by deed from Koch Materials, LLC, dated December 12, 2006, recorded in Deed Book 2208, page 1517.

Said property is also described by referenced to an unrecorded ALTA/ACSM Land Title Survey, coordinated by International Land Services, Inc., certified by Charles E. Rozier, L.S., dated May 10, 2005, last revised June 15, 2005, as follows:

Commencing at a centerline intersection of 6th Street and Terminal Avenue; thence North 44 degrees 09 minutes 10 seconds West, a distance of 174.46 feet to an iron pipe found, the point of beginning; thence South 26 degrees 23 minutes 00 seconds East, a distance of 496.41 feet to an iron pipe found; thence South 09 degrees 32 minutes 01 seconds West, a distance of 70.80 feet to an iron pipe found to the point of a curve to the left, having a radius of 529.73 feet, a length of 100.49 feet, and a chord of South 20 degrees 56 minutes 58 seconds East 100.34 feet; thence South 26 degrees 23 minutes 00 seconds East, a distance of 243.15 feet to an iron pipe found; thence South 11 degrees 06 minutes 00 seconds West, a distance of 515.00 feet to the mean high water mark of the James River; thence North 75 degrees 36 minutes 23 seconds West, a distance of 396.19 feet to the mean high water mark of the James River; thence North 14 degrees 58 minutes 51 seconds East, a distance of 73.23 feet to the mean high water mark of the James River; thence North 80 degrees 59 minutes 47 seconds West, a distance of 128.54 feet to a found “X” on bulkhead; thence North 07 degrees 44 minutes 04 seconds East, a distance of 332.38 feet to an iron pipe found; thence North 25 degrees 23 minutes 57 seconds West, a distance of 239.99 feet to an iron pipe found; thence North 09 degrees 58 minutes 27 seconds East, a distance of 574.14 feet to an iron pipe found; thence North 45 degrees 04 minutes 48 seconds East, a distance of 47.27 feet to a calculated point; thence North 81 degrees 06 minutes 09 seconds East, a distance of 107.56 feet to a calculated point; thence South 71 degrees 07 minutes 44 seconds East, a distance of 60.40 feet to the point of beginning. Containing 580,312 square feet or 13.32 acres, more or less.

Spokane Valley, WA

PARCEL 1:

THAT PORTION OF LOT 16 OF ALTERED SPOKANE COUNTY BINDING SITE PLAN NO. 87-17, AS PER PLAT THEREOF RECORDED IN VOLUME 1 OF BINDING SITE PLANS, PAGE 22A, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEASTERLY CORNER OF SAID LOT 16; THENCE NORTHERLY ALONG THE EAST LINE OF SAID LOT, 211.83 FEET TO THE SOUTHEASTERLY CORNER OF LOT 17 OF SAID BINDING SITE PLAN; THENCE NORTH 89°49’03” WEST 263.77 FEET; THENCE SOUTH 00°21’00” WEST 283.48 FEET TO THE SOUTH LINE OF SAID LOT 16; THENCE NORTH 74°59’50” EAST ALONG SAID SOUTH LINE 273.53 FEET TO THE POINT OF BEGINNING;

ALSO SHOWN AS TRACT “C” ON THAT CERTAIN SURVEY RECORDED SEPTEMBER 20, 1996 UNDER RECORDING NO. 4037339;

SITUATE IN THE COUNTY OF SPOKANE, STATE OF WASHINGTON.

PARCEL 2:

TOGETHER WITH THREE ACCESS EASEMENTS OVER SAID LOT 16 AS SHOWN UPON THAT CERTAIN SURVEY RECORDED SEPTEMBER 20, 1996 UNDER RECORDING NO. 4037339;

ALSO TOGETHER WITH A NON-EXCLUSIVE APPURTENANT EASEMENT OVER AND ACROSS THAT PORTION OF TRACT B OF ALTERED BINDING SITE PLAN NO. 87-17 AS PER PLAT THEREOF RECORDED IN VOLUME 1 OF BINDING SITE PLANS, PAGE 22A LYING WESTERLY OF THE EASTERLY LINE OF LOT 16 (THE WESTERLY LINE OF LOT 18) IN SAID BINDING SITE PLAN PRODUCED SOUTHERLY; FOR THE PURPOSE OF USING THE EXISTING RAILROAD TRACKS;

SITUATE IN THE COUNTY OF SPOKANE, STATE OF WASHINGTON.

Schedule 2.05

Prior Retained Leasehold Agreements - K.C. Asphalt

Denver-K, CO

Commencing at a point that is twenty (20) feet South and fifty (50) feet West of the Northeast corner of the Southwest quarter (SW 1/4) of the Southwest quarter (SW 1/4) of Section seven (7) in Township three (3) South, Range sixty-seven West (67W); thence approximately sixty (60) feet West to a point that is ten (10) feet South of the center of a railroad spur track now situated on said premises; thence in a South and Southerly direction on the South and Southerly side and ten (10) feet from the center of said railroad spur track to the right-of-way of the Chicago Burlington and Quincy Railroad Company (now Burlington Northern, Inc.); thence approximately four hundred ninety-seven (497) feet in a Northerly and North direction to the right-of-way of Interstate Highway #270; thence in a South Easterly direction, along the Southerly border of the right-of-way of said Interstate Highway #270, for approximately four hundred thirty-five (435) feet to a point that is north of the point of beginning; thence South approximately, forty-five (45) feet to the point of beginning, being one and one quarter acres, more or less.

Schedule 2.06

Prior Retained Leasehold Agreements - SemMaterials

Chicago, IL

Lot Fifty-four (54) (except the East 50 feet and the Southerly 17 feet thereof) also the East 200 feet of Lot 56 (except the Southerly 17 feet thereof) in Sanitary District Trustees’ Subdivision of the right of way from the North and South center line of Section 30, Township 39 North, Range 14, East of the third principal meridian, to the Will County line, in Cook County, Illinois.

Also described as follows:

A tract of land being part of Lots 54 and 56 in Sanitary District Trustees’ Subdivision of the right-of-way from the North and the South center line of Section 30, Township 39 North, Range 14 East, of the third principal meridian, to the Will County Line, in Cook County, Illinois. Being more particularly described as follows:

Commencing at the Northeast corner of said Lot 54; thence South 66 degrees 17 minutes 35 seconds along the Northerly property line of said Lot 54, a distance of 54.61 feet to the point of beginning; thence South 00 degrees 00 minutes 00 seconds along a line 50.00 feet West of and parallel to the Easterly line of said lot 54, a distance of 333.23 feet; thence South 66 degrees 05 minutes 00 seconds along a line 17.00 feet North of and parallel to the Southerly line of said Lots 54 and 56, a distance of 862.68 feet; thence North 00 degrees 12 minutes 11 seconds West, a distance of 336.16 feet to the Northerly line of said Lot 56; thence North 66 degrees 17 minutes 35 seconds East along the Northerly line of said Lots 56 and 54, a distance of 862.58 feet to the point of beginning, containing 264,348 square feet, or 6.07 acres, more or less.

The above description is the same property as contained in the report for title insurance issued by Lawyers Title Insurance Corporation Commitment Number 10686805, having an effective date of May 6, 2005.

PIN:           19-04-200-056-0000
19-04-200-055-0000

Address:  4100 S. Cicero Ave, Chicago

El Dorado, KS

A tract of land located in the Railroad right-of-way in a portion of in the West Half of the SW1/4 of Section 36, Township 25, Range 5, East of the 6th P.M., Butler County, Kansas, being more particularly described as follows:

Commencing at the North right-of-way line of Track No. 39 and the East right-of-way line of Oak Street; thence S 00°00’00” W, along said East right-of-way line, a distance of 85.00 feet to the Point of Beginning; thence S 69°12’21” E, a distance of 282.35 feet; thence N 85°16’45” E, a distance of 195.00 feet; thence N 11°14’23” W, a distance of 64.00 feet to a point approximately 9 feet South of the centerline of Track No. 39; thence along a curve to the left, having a radius of 1151.44 feet, an arc length of 511.00 feet, and a chord bearing and distance N 72°06’17” E, 506.82 feet; thence S 33°35’17” E, a distance of 136.00 feet to a point approximately 9 feet West of the centerline of the Track No. 46; thence S 29°08’37” W a distance of 45.36 feet; thence along a curve to the left, having a radius of 1023.07 feet, an arc length of 208.42 feet, and a chord bearing and distance of S 20°52’31” W, 208.14 feet; thence a curve to the left, having a radius of 4159.36 feet, an arc length of 133.10 feet, a chord bearing a distance of S 16°14’49” W, 133.10 feet; thence N 89°26’58” W, a distance of 448.00 feet; thence N 55°48’40” W, a distance of 510.00 to the East right-of-way line of Oak Street; thence N 00°00’00” E, along said right-of-way line, a distance of 50.00 feet to the Point of Beginning.  Containing 5.61 acres.

Grand Island, NE

A TRACT OF LAND LOCATED IN THE SOUTH HALF (S1/2) OF THE SOUTHEAST QUARTER (SE1/4) OF SECTION TWENTY-SEVEN (27), TOWNSHIP TWELVE (12) NORTH, RANGE NINE (9) WEST OF THE 6TH P.M., HALL COUNTY, NEBRASKA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID S1/2 SE1/4; THENCE ON AN ASSUMED BEARING OF NORTH 89 DEGREES 35 MINUTES 47 SECONDS WEST ALONG THE SOUTH LINE OF SAID S1/2 SE1/4 A DISTANCE OF 662.96 FEET TO A POINT ON THE APPARENT EAST RIGHT OF WAY LINE OF ACADEMY ROAD; THENCE NORTH 00 DEGREES 07 MINUTES 38 SECONDS WEST ALONG THE APPARENT EAST RIGHT OF WAY LINE OF ACADEMY ROAD A DISTANCE OF 493.97 FEET; THENCE SOUTH 88 DEGREES 59 MINUTES 48 SECONDS WEST A DISTANCE OF 60.00 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89 DEGREES 35 MINUTES 47 SECONDS WEST AND PARALLEL TO THE SOUTH LINE OF SAID S1/2 SE1/4 A DISTANCE OF 961.00 FEET; THENCE PERPENDICULAR TO SAID SOUTH LINE NORTH 00 DEGREES 24 MINUTES 13 SECONDS EAST, A DISTANCE OF 577.02 FEET; THENCE SOUTH 87 DEGREES 51 MINUTES 33 SECONDS EAST, A DISTANCE OF 220.49 FEET TO A POINT ON THE CENTERLINE OF A DEAD END RAILROAD SPUR LINE; THENCE NORTH 71 DEGREES 14 MINUTES 00 SECONDS WEST, A DISTANCE OF 155.94 FEET; THENCE NORTH 89 DEGREES 39 MINUTES 36 SECONDS EAST, A DISTANCE OF 266.33 FEET; THENCE SOUTH 37 DEGREES 11 MINUTES 14 SECONDS EAST, A DISTANCE OF 34.24 FEET; THENCE SOUTH 66 DEGREES 36 MINUTES 26 SECONDS EAST, A DISTANCE OF 251.33 FEET; THENCE NORTH 89 DEGREES 50 MINUTES 56 SECONDS EAST, A DISTANCE OF 367.26 FEET TO A POINT ON THE WESTERLY RIGHT OF WAY LINE OF ACADEMY (60’w.) ROAD; THENCE SOUTH 00 DEGREES 21 MINUTES 33 SECONDS WEST, ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 214.68 FEET; THENCE SOUTH 00 DEGREES 07 MINUTES 26 SECONDS EAST, A DISTANCE OF 286.47 FEET TO THE POINT OF BEGINNING, CONTAINING 526,937 SQUARE FEET, OR 12.10 ACRES, MORE OR LESS.

Morehead, NC

Leased Area:

In Morehead Township, Carteret County, North Carolina, being a 6.5493 Acre tract, south of the North Carolina Railroad 200 ft. Right of Way, bounded on the east, south and west by the North Carolina Port, more particularly described as follows:

Beginning at the northeast corner of a concrete block building, said corner having N.C. State Plane Coordinates of N=360,921.73, E=2,690,830.63 (NAD 1927); thence from said point of beginning an eastward extension of the north face of said concrete block building, S 81N 56’ 12” E, 48.85 ft to a railroad spike 7 ft. east of a railroad spur, thence following a curved line 7 ft. from and parallel to said railroad spur, a chord bearing and distance of N 39N 23’ 34” E, 71.93 ft. to a railroad spike 7 ft. west of second railroad spur, thence following a line 7 ft from and parallel to said second railroad spur, the following ten (10) courses and distances: S 30N 28’ E, 75.69 ft (chord); S 15N 26’ 24” E, 73.92 ft (chord); S 4N 34’ 27” E, 80.17 ft. (chord); S 8N 27’ 37” W, 101.67 ft.; S 9N 10’ W, 147.36 ft.; S 9N 10’ 56” W, 201.81 ft.; S 13N 17’ 47” W, 72.67 ft. (chord); S 16N 41’ 25” W, 116.92 ft. (chord); S 26N 01’ 02” W, 74.72 ft.; S 38N 32’ 52” W, 67.68 ft. (chord) to a railroad spike, thence N 81N 20’ 38” W, 235.36 ft. to a railroad spike; thence N 48N 24’ 23” W, 344.46 ft. to an iron pipe; thence N 15N 52’ 03” E, 173.60 ft. to an iron pipe; thence to and with the South face of a building wall S 81N 33’ 12” E, 356.58 ft. with an east wall of said building N 8N 30’ 31” E, 120.15 ft. to a corner of said building; thence with a south wall of said building, S 80N 54’ 02” E, 46.98 ft. to a corner of said building; thence with an east wall of said building N 8N 28’ 05” E, 430.33 ft. to the point of beginning, containing 285,287.51 sq. ft. (6.5493 Acres), all bearings N.C. Grid (NAD 27). The same as shown on a survey thereof by Powell Surveying, P.A., Beaufort, North Carolina, dated (amended) July 2, 1996 entitled “Owens-Corning, Lease Back Area” and bearing No. M02375.

Together with the right of access, ingress and egress over Arendell Street (Old Highway 70), and the railroad facilities of NCSPA’s Morehead City Port Terminal granted pursuant to Section 1.2 of that certain Lease Between the North Carolina State Ports Authority and Owens Corning Sales, dated January 1, 2007.

Pipeline Easement Area:

In Morehead Township, Carteret County, North Carolina being a 5 ft. wide easement 2.5 ft. either side of a line described as follows:

Beginning at a point in the eastern line of the Owens Corning Lease-back description, said point being located the following (10) ten courses and distances from a concrete monument the south right of way line of the North Carolina Railroad and at the now or former northeast corner of Owens-Corning having N.C. Grid Coordinates N=360,989.31, E=2,690,882.24 (NAD 1927): S 66N 03’ 16” E, 46.42 ft.; S 30N 28’ E, 75.69 ft.; S 15N 26’ 24” E, 73.92 ft.; S 4N 34’ 27” E, 80.17 ft.; S 8N 27’ 37” W, 101.67 ft.; S 9N 10’ W, 147.36 ft.; S 9N 10’ 56” W, 201.81 ft.; S 13N 17’ 47” W, 72.67 ft.; S 16N 41’ 25” W, 116.92 ft.; S 26N 01’ 02” W, 25.43 ft.; to said point of beginning; thence with the center line of a pipeline, S 73N 47’ 30” E, 26.20 ft. to a point; thence S 8N 41’ 30” 200.18 ft. to a point; thence S 37N 49’ 05” E, 287.95 ft. to a point; thence S 38N 09’ 00” E, 233.06 ft. to a point; thence S 6N 33’ 45” E, 39.60 ft. to a point; thence N 84N 18’ 10” E, 31.81 ft. to the terminus of said pipeline, all bearings N.C. Grid (NAD 27). The same as shown on a survey thereof by Powell Surveying, P.A., Beaufort, North Carolina, dated (amended) July 2, 1996 entitled “Owens-Corning, Lease Back Area” and bearing No. M02375.

Ardmore, OK

Tract 1, Lots 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30 and 31 all in Block 20, Industrial Addition to the City of Ardmore; Carter County, State of Oklahoma, according to the recorded plat thereof;

and

Tract 2, Lots 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 32, 33, 34, 35, 36, 37, 38 and 39, all in Block 20, Industrial Addition of the City of Ardmore; Carter County, State of Oklahoma, according to the recorded plat thereof.

Ardmore, OK

Tract 1, Lots 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30 and 31 all in Block 20, Industrial Addition to the City of Ardmore; Carter County, State of Oklahoma, according to the recorded plat thereof;

and

Tract 2, Lots 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 32, 33, 34, 35, 36, 37, 38 and 39, all in Block 20, Industrial Addition of the City of Ardmore; Carter County, State of Oklahoma, according to the recorded plat thereof.

Catoosa, OK (Koch)

A tract of land in Section 6, Township 20 North, Range 15 East of the Indian Base and Meridian, Rogers County, Oklahoma, according to the U.S. Government Survey thereof, more particularly described as follows, to wit:

Beginning at a point 13.80 feet due West and 3,564.35 feet due North of the Southeast corner of said Section 6; thence due West a distance of 517.64 feet.  Thence on a curve to the left having a radius of 1,617.39 feet, a distance of 32.36 feet; thence N 00° 13’ 19” W a distance of 400.32 feet; thence due East a distance of 550.00 feet; thence S 00° 13’ 19” E a distance of 400.00 feet to the point of beginning.

Catoosa, OK (Port 33)

A piece, parcel or tract of land located in U.S. Government Lot 5, Section 32, Township 20 North, Range 16 East of the Indian Base and Meridian, Rogers County, State of Oklahoma according to the U.S. Government Survey there and more particularly described as follows:

Beginning at a point on the west line of said U.S. Government Lot 5 and 275.00 feet south of the NW corner thereof;

THENCE South 00 degrees 10 minutes 27 seconds East for a distance of 75.00 feet along the west line thereof;

THENCE, North 89 degrees 55 minutes 29 seconds East for a distance of 856.70 feet parallel to the north line thereof;

THENCE North 01 degrees 15 minutes 36 seconds West for a distance of 74.55 feet along the U.S. Government west taking line known as Tract 329-2 recorded in Book 395 Page 189;

THENCE South 89 degrees 57 minutes 21 seconds West for a distance of 855.28 feet along the north line of the GRDA Easement recorded in Book 363, Page 420 to the Point of Beginning.

Together with and subject to covenants, easements, and restrictions of record.

Said property contains 1.47 acres more or less.

AND

Beginning at a point on the north line of U.S. Government Lot 5, 850.00 feet east of the NW corner thereof and on the U.S. Government Taking line;

THENCE North 89 degrees 53 minutes 34 seconds East for a distance of 176.15 feet along the north line thereof;

THENCE South 03 degrees 08 minutes 07 seconds East for a distance of 350.90 feet;

THENCE South 89 degrees 53 minutes 34 seconds West for a distance of 187.64 feet to said U.S. Government taking line;

THENCE North 01 degrees 15 minutes 36 seconds West for a distance of 350.48 feet along said U.S. Government taking line to the Point of Beginning.

Together with and subject to covenants, easements, and restrictions of record.

Said property contains 1.46 acres more of less.

AND

A piece, parcel, or tract of land lying in U.S. Government Lots Three and Five, Section 32, Township 20 North, Range 16 East of the Indian Base and Meridian, Rogers County, State of Oklahoma and more particularly described as follows:

The south 100.00 feet of the west 705.00 feet of said U.S. Government Lot 3.

AND

Beginning at the NW corner of said U.S. Government Lot 5;

THENCE South 00 degrees 10 minutes 27 seconds East for a distance of 274.93 feet along the west line thereof;

THENCE North 89 degrees 57 minutes 21 seconds East for a distance 855.28 feet parallel to the north line thereof to the west line of the U.S. Government taking line;

THENCE North 01 degrees 15 minutes 36 seconds West for a distance of 275.93 feet along said U.S. Government taking line to a found brass cap and the north line of said U.S. Government Lot 5;

THENCE South 89 degrees 53 minutes 34 seconds West for a distance of 850.05 feet along the said north line to the Point of Beginning.

Together with and subject to covenants, easements, and restrictions of record.

Said property contains 7.01 acres.

ROADWAY EASEMENT LEGAL DESCRIPTION:

A strip, piece, or parcel of land being 30 feet wide lying in the U.S. Government Lots 5 and 6, Section 32, Township 20 North, Range 16 East of the Indian Base and Meridian, Rogers County, State of Oklahoma the centerline as more particularly described as follows:

Commencing at the SW corner of said U.S. Government Lot 6, Section 32; thence easterly along the south line thereof a distance of 910.0 feet to a found Corps of Engineers monument and the U.S. Government Boundary line; thence N 01°10’02”W along said U.S. Government Boundary line a distance of 82.53 feet to the Point of Beginning;

THENCE North 71 degrees 01 minutes 06 seconds East for a distance of 180.93 feet along the centerline of an existing road;

THENCE North 21 degrees 22 minutes 08 seconds East for a distance of 117.43 feet along said road centerline;

THENCE North 06 degrees 04 minutes 04 seconds West for a distance of 188.22 feet along said road centerline;

THENCE North 08 degrees 13 minutes 17 seconds West for a distance of 148.76 feet along said road centerline;

THENCE North 01 degrees 46 minutes 36 seconds East for a distance of 212.85 feet along said road centerline;

THENCE North 07 degrees 05 minutes 34 seconds West for a distance of 160.28 feet along said road centerline;

THENCE North 21 degrees 59 minutes 24 seconds West for a distance of 261.02 feet along said road centerline;

THENCE North 07 degrees 26 minutes 52 seconds West for a distance of 69.87 feet along said road centerline;

THENCE North 02 degrees 32 minutes 18 seconds West for a distance of 227.29 feet along said road centerline;

THENCE north 04 degrees 56 minutes 36 seconds East for a distance of 251.32 feet along said road centerline;

THENCE North 00 degrees 51 minutes 20 seconds East for a distance of 198.52 feet along said road centerline;

THENCE North 27 degrees 24 minutes 20 seconds West for a distance of 125.06 feet along said road centerline;

THENCE North 29 degrees 11 minutes 38 seconds West for a distance of 85.13 feet along said road centerline;

THENCE North 02 degrees 30 minutes 17 seconds East for a distance of 156.95 feet along said road centerline to the point of terminus.

Catoosa, OK (Port of Catoosa - Frontier)

PARCEL 1 (Leasehold Estate):

A TRACT OF LAND THAT IS PART OF THE S/2 OF SECTION 5, TOWNSHIP 20 NORTH, RANGE 15 EAST OF THE I.B.& M., ROGERS COUNTY, OKLAHOMA, SAID TRACT OF LAND BEING DESCRIBED AS FOLLOWS, TO-WIT:

STARTING AT THE SOUTHWEST CORNER OF SAID SECTION 5; THENCE DUE NORTH 1651.95 FEET; THENCE DUE EAST FOR 2897.39 FEET TO THE POINT OF BEGINNING OF SAID TRACT OF LAND; THENCE N 36°59’43” W FOR 434.95 FEET TO A POINT OF CURVE; THENCE NORTHWESTERLY ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 523.0 FEET FOR 249.8 FEET TO A POINT OF TANGENCY; THENCE N 9°37’ W ALONG SAID TANGENCY FOR 58.1 FEET TO A POINT OF CURVE; THENCE NORTHWESTERLY ALONG A CURVE TO THE LEFT WITH A RADIUS OF 623.0 FEET FOR 114.4 FEET; THENCE N 48°14’ E FOR 37.8 FEET; THENCE S 53°15’E FOR 0.0 FEET TO A POINT OF CURVE; THENCE SOUTHEASTERLY ALONG A CURVE TO THE LEFT WITH A RADIUS OF 598.7 FEET FOR 289.9 FEET TO A POINT OF TANGENCY; THENCE S 81°00’ E FOR 83.1 FEET TO A POINT OF CURVE; THENCE SOUTHEASTERLY ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 453.3 FEET FOR 348.1 FEET TO A POINT OF TANGENCY; THENCE S 36°59’43” E ALONG SAID TANGENCY FOR 212.85 FEET; THENCE S 53°00’17” W FOR 495.01 FEET TO THE POINT OF BEGINNING OF SAID TRACT OF LAND; INCLUDING, BUT SUBJECT TO THAT CERTAIN 30 FOOT WIDE COMMON PIPELINE EASEMENT HEREAFTER DESCRIBED:

A TRACT OF LAND THAT IS PART OF THE S/2 OF SECTION 5, TOWNSHIP 20 NORTH, RANGE 15 EAST OF THE I.B.& M., ROGERS COUNTY, OKLAHOMA, SAID TRACT OF LAND BEING DESCRIBED AS FOLLOWS, TO-WIT:

STARTING AT THE SOUTHWEST CORNER OF SAID SECTION 5; THENCE DUE NORTH 1797.99 FEET; THENCE DUE EAST FOR 2787.36 FEET TO THE POINT OF BEGINNING OF SAID TRACT OF LAND; THENCE N 36°59’43” W FOR 30.00 FEET; THENCE N 53°00’17” E FOR 495.01 FEET; THENCE S 36°59’43” E FOR 30.00 FEET; THENCE S 53°00’17” W FOR 495.01 FEET TO THE POINT OF BEGINNING OF SAID TRACT OF LAND

AND

PARCEL 2 (Leasehold Estate):

A TRACT OF LAND THAT IS PART OF THE S/2 OF SECTION 5, TOWNSHIP 20 NORTH, RANGE 15 EAST OF THE I.B.& M., ROGERS COUNTY, OKLAHOMA, SAID TRACT OF LAND BEING DESCRIBED AS FOLLOWS, TO-WIT:

STARTING AT THE SOUTHWEST CORNER OF SAID SECTION 5; THENCE DUE NORTH 2337.66 FEET; THENCE DUE EAST FOR 2367.72 FEET TO THE POINT OF BEGINNING OF SAID TRACT OF LAND; THENCE N 72°03’58” E FOR 67.37 FEET; THENCE S 19°02’21” E FOR 0.00 FEET TO A POINT OF CURVE; THENCE SOUTHEASTERLY ALONG A CURVE TO THE RIGHT WITH A CENTRAL ANGLE OF 9°24’36” AND A RADIUS OF 548.00 FEET FOR 90.00 FEET TO A POINT OF TANGENCY; THENCE S 09°37’45” E ALONG SAID TANGENCY FOR 58.10 FEET TO A POINT OF CURVE; THENCE SOUTHEASTERLY ALONG A CURVE TO THE LEFT WITH A CENTRAL ANGLE OF 9°44’31” AND A RADIUS OF 598.00 FEET FOR 101.68 FEET; THENCE S 70°37’44” W FOR 41.44 FEET; THENCE N 36°59’43” W FOR 100.00 FEET; THENCE N 24°33’37” W FOR 50.69 FEET; THENCE N 00° 36’28” W FOR 109.73 FEET TO THE POINT OF BEGINNING OF SAID TRACT OF LAND.

Muskogee, OK

A tract of land located in Lot 3 of Section 16, Township 15 North, Range 19 East, of the Indian Meridian, Muskogee County, Oklahoma, more particularly described as follows:

BEGINNING at a point 660 feet North and 138.67 feet East of the West quarter corner of said Section 16;

THENCE North 89°54’22” East a distance of 665.74 feet;

THENCE North 14°56’45” East a distance of 400.00 feet;

THENCE North 89°58’55” West a distance of 481.35 feet;

THENCE South 36°44’40” West a distance of 481.82 feet to the point of beginning.

AND

A tract of land located in Lot 3 of Section 16, Township 15 North, Range 19 East, of the Indian Meridian, Muskogee County, Oklahoma, more particularly described as follows:

BEGINNING at a point 1045.61 feet North and 505.19 feet East of the West quarter corner of said Section 16;

THENCE North 06°49’13” East a distance of 260.00 feet;

THENCE South 89°58’55” East a distance of 439.48 feet;

THENCE South 19°13’01” West a distance of 273.37 feet;

THENCE North 89°58’55” West a distance of 380.37 feet to the point of beginning.

AND

A part of the NW/4 of Section 16, Township 15 North, Range 19 East of the Indian Base and Meridian, Muskogee County, Oklahoma described as follows:

Commencing at the SW corner of said NW/4; thence N01°39’48”W along the West line thereof a distance of 1045.61 feet; thence N88°20’12”E perpendicular to said West line a distance of 442.07 feet to the point of beginning; thence S36°06’55”W along the original lease boundary a distance of 77.95 feet; thence N69°15’02”W a distance of 102.61 feet to the point of curve; thence on a curve to the right having a radius of 449.20 feet and a chord which bears N36°00’ 11”W an arc distance along the curve of 449.54 feet; thence N09°41’07”W 72.10 feet to a point on the South boundary of the original Refractory Materials Inc. lease, thence along said boundary S84°19’35”E a distance of 410.24 feet to the SE corner of said lease; thence South 00°21’59”W a distance of 351.80 feet to the point of beginning, containing 3.03 acres.

Parsons, TN

Tract 1:

Land lying in the Seventh Civil District, Decatur County, Tennessee, North of Tennessee State Highway 100 and West of the Tennessee River and being more particularly described as follows:

Beginning at a 1/2 inch iron pin (found), said pin being the Southeasterly corner of the Sarah Vise property as described in Deed Book 168 Page 901 and also being in the Northerly right-of-way for Tennessee State Highway 100, right of way varies; thence with the Southerly boundary of said Vise property North 69 Degrees 00 Minutes 46 Seconds West a distance of 100.06 feet to a PK nail (found); thence continuing with said Vise boundary North 26 Degrees 22 Minutes 24 Seconds East a distance of 100.06 feet to an iron pin (found) said pin being the Northwesterly corner of said Vise and also being the Northeasterly corner of the A. A. Burton property as shown on the tax assessor's map 54 parcel 14 and being the True Point of Beginning; thence with said Burton property North 69 Degrees 58 Minutes 07 Seconds West a distance of 100.00 feet being the Northwesterly corner of said Burton and also being in the boundary of the Joe Burton, et al property as described in Deed Book 65 Page 131; thence continuing with said Burton property North 69 Degrees 58 Minutes 07 Seconds West a distance of 224.06 feet to an iron pin (set) capped and stamped Southern States Survey hereinafter iron pin (set); thence South 21 Degrees 41 Minutes 00 Seconds West a distance of 100 feet to an iron pin (set) said pin being in the Northerly right-of-way for Tennessee State Highway 100, right of way varies; North 70 Degrees 03 Minutes 07 Seconds West a distance of 70.00 feet to an iron pin (set) said pin being the Southwesterly corner of the herein described Lease tract; thence with said Lease boundary North 15 Degrees 03 Minutes 00 Seconds East a distance of 792.29 feet to an iron pin (found) said pin being the Northwesterly corner of said Lease tract; thence South 84 Degrees 59 Minutes 30 Seconds East a distance of 354.54 feet to an iron pipe (found) said pipe being located in the westerly boundary of the David W. Reed property as described in Deed Book 95 Page 361 and also being the Northeasterly corner of said Lease Tract; thence with the westerly boundary of said Reed property South 01 Degrees 01 Minutes 00 Seconds West a distance of 414.44 to an angle iron post (found) said post being the Southwesterly corner of said Reed property and also being the Northwesterly corner of the U.S. T.V.A. property as shown on the Kentucky Reservation Map 208-D; thence with the Westerly boundary of said T.V.A. property South 01 Degrees 01 Minutes 00 Seconds West 305.49 feet to an iron pin (set); thence continuing with said T.V.A. property South 26 Degrees 19 Minutes 52 Seconds West a distance of 102.77 feet to an iron pin (found) said pin being the Northeasterly corner of said Sarah Vise property; thence with the Northerly boundary of said Vise property North 69 Degrees 00 Minutes 53 Seconds West a distance of 99.98 feet to the Point of Beginning and containing 7.84 acres more or less.

Tract 2:

Land lying in the Seventh Civil District, Decatur County, Tennessee, North of Tennessee State Highway 100 and West of the Tennessee River and being more particularly described as follows:

Beginning at a 1/2 inch iron pin (found), said pin being the Southeasterly corner of the Sarah Vise property as described in Deed Book 168 Page 901 and also being in the Northerly right-of-way for Tennessee State Highway 100, right of way varies; thence with the Southerly boundary of said Vise property North 69 Degrees 00 Minutes 46 Seconds West a distance of 100.06 feet to a PK nail (found) said nail being the Southeasterly corner of the A. A. Burton property as shown on the tax assessor's map 54 parcel 14 and also being the True Point of Beginning; thence with said Burton property North 70 Degrees 03 Minutes 41 Seconds West a distance of 100.02 feet to an iron pin (found) said pin being the Southeasterly corner of the Joe Burton, etal property as described in Deed Book 65 Page 131; thence with said Burton property the following two calls both to iron pins (set) capped and stamped Southern States Survey, North 70 Degrees 03 Minutes 41 Seconds West a distance of 215.87 feet and North 21 Degrees 41 Minutes 00 Seconds East a distance of 100.00 feet; thence South 69 Degrees 58 Minutes 07 Seconds East a distance of 224.06 feet to the Northwesterly corner of said A. A. Burton property; thence South 69 Degrees 58 Minutes 07 Seconds East a distance of 100.00 feet to an iron pin (found) at the Northwesterly corner of said Vise property; thence South 26 Degrees 22 Minutes 24 Seconds West a distance of 100.06 feet to the Point of Beginning and containing 0.73 acres more or less.

Being a portion of the same property in which Ethel Burton conveyed a life estate in 1/2 undivided interest to A. A. Burton, remainder to Joe Tinker Burton, Houston Burton, Betty Burton Laster and Nancy Burton Ivey, but reserving unto herself a life estate interest by Deed of record in Book 65, Page 131, Register's Office for Decatur County, Tennessee. Also being a portion of the same property in which Ethel Burton conveyed a life estate in 1/2 undivided interest to Carmon McMurry, remainder to Edward McMurry and Billie McMurry Vise, but reserving unto herself a life estate interest by Deed of record in Book 65, page 137, said Register's Office The said Betty Burton Laster has since died. A Quitclaim Deed from Jerry Laster to Lori Duke and Kim Parks was recorded in Book 184, page 679, said Register's Office. The said Billie McMurry Vise has since died and her Last Will and Testament recorded in Book 168, page 901, said Register's Office lists Sarah Vise as her sole heir.

Tract 3:

Land lying in the Seventh Civil District, Decatur County, Tennessee, North of Tennessee State Highway 100 and West of the Tennessee River and being more particularly described as follows:

Beginning at a 1/2 inch iron pin (found), said pin being the Southeasterly corner of the Sarah Vise property as described in Deed Book 168 Page 901 and also being in the Northerly right-of-way for Tennessee State Highway 100, right of way varies; thence with the Southerly boundary of said Vise property North 69 Degrees 00 Minutes 46 Seconds West a distance of 100.06 to a PK nail (found) said nail being the Southeasterly corner of the A. A. Burton property as shown on the tax assessor's map 54 parcel 14; thence with said Burton property North 26 Degrees 22 Minutes 24 East a distance of 100.06 feet to an iron pin (found) in the southerly boundary of the Joe Burton property as described in Deed Book 65 Page 131; thence with said Burton property South 69 Degrees 00 Minutes 53 East a distance of 99.98 feet to an iron pin (found) said pin being the Southwesterly corner of the U.S. T.V.A. property as shown on the Kentucky Reservation Map 208-D; thence South 26 Degrees 19 Minutes 52 West a distance of 100.06 feet to the Point of Beginning and containing 0.23 acres more or less.

Being a portion of the same property conveyed to Carmon McMurry, reserving a life estate in Ethel Burton, by Deed of record in Book 65, Page 138, Register's Office for Decatur County, Tennessee.

Pasco, WA

That portion of the Southwest Quarter of Section 19, Township 10 North, Range 30 East, W.M., and the Southeast quarter of Section 24, Township 10 North, Range 29 East, W.M., Franklin County, Washington, described as follows:

Beginning at a point on the East line of said Southeast quarter of Section 24, that is North 0°51’05” East 1148.00 feet from the Southeast corner of said Section 24, said point is 25 feet perpendicular to the centerline of the main line of the Burlington Northern Railroad; Thence North 29°17’37” East parallel to said centerline 490.00 feet; thence North 60°42’23” West 175.00 feet, to the Northwesterly right-of-way line of said railroad; thence South 29°17’37” West along said right-of-way 1765.00 feet; thence South 60°42’23” East 175.00 feet; thence North 29°17’37” East 1765.00 feet to the said point of beginning.

(As shown on record survey recorded in Vol. 1 of surveys at page 740, under auditor’s file number 477204, Franklin County, Washington.)

Spokane (Hillyard), WA

PARCEL 1:

THAT PORTION OF BLOCKS 88, 89, 90, 93 AND 94 OF THE PLAT OF NORTH MINNEHAHA ADDITION AS RECORDED IN VOLUME C OF PLATS AT PAGE 83, RECORDS OF SPOKANE COUNTY, WASHINGTON, LYING IN THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 3, TOWNSHIP 25 NORTH, RANGE 43 EAST, W.M., THE PERIMETER OF WHICH IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF BLOCK 91 OF SAID PLAT AS MONUMENTED AND DEPICTED ON A RECORD OF SURVEY RECORDED IN BOOK 90 AT PAGE 22, UNDER AUDITOR’S FILE NUMBER 4435040, RECORDS OF SAID COUNTY; THENCE SOUTH 89°58’02” WEST, 75.00 FEET TO THE SOUTHEAST CORNER OF SAID BLOCK 90 AND THE TRUE POINT OF BEGINNING; THENCE SOUTH 89°58’02” WEST, ALONG THE NORTH LINE OF AN UNIMPROVED PUBLIC ROAD KNOWN AS RICH AVE. 749.84 FEET TO THE SOUTHEAST CORNER OF SAID BLOCK 88; THENCE SOUTH 89°58’02” WEST, 162.84 FEET; THENCE NORTH 31°23’02” EAST 120.25 FEET; THENCE NORTH 57°10’04” WEST, 23.20 FEET, TO THE BEGINNING OF A NON-TANGENT TO THE RIGHT, THE RADIUS POINT OF WHICH BEARS SOUTH 57°10’04” EAST, 521.27 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 37°05’57” AND AN ARC-LENGTH OF 337.52 FEET; THENCE NORTH 5°25’41” WEST, 25.88 FEET; THENCE NORTH 68°08’41” EAST 58.41 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 467.16 FEET; THENCE EASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 27°11’22” AND AN ARC-LENGTH OF 221.69 FEET; THENCE SOUTH 84°39’57” EAST, 345.90 FEET TO THE EAST LINE OF SAID BLOCK 93; THENCE SOUTH 0°28’43” WEST, ALONG THE WEST LINE OF AN UNIMPROVED PUBLIC ROAD KNOWN AS FERRALL ST. FOR 368.63 FEET TO THE SAID TRUE POINT OF BEGINNING;

SITUATE IN THE COUNTY OF SPOKANE, STATE OF WASHINGTON.

PARCEL 2:

TOGETHER WITH AN EASEMENT FOR ACCESS AND UTILITIES, 30 FEET IN WIDTH, THAT FOLLOWS A PAVED DRIVE FROM A PUBLIC STREET KNOWN AS WELLESLEY WAY, SOUTHERLY TO THE MAIN GATE OF THE HERETOFORE DESCRIBED SEMMATERIALS PLANT, BEING A PORTION OF THE PLAT OF NORTH MINNNEHAHA ADDITION AS RECORDED IN VOLUME “C” OF PLATS, AT PAGE 83, RECORDS OF SPOKANE COUNTY, WASHINGTON, LYING IN THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 3, TOWNSHIP 25 NORTH, RANGE 43 EAST, W.M., THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF BLOCK 91 OF SAID PLAT AS MONUMENTED AND DEPICTED ON A RECORD OF SURVEY RECORDED IN BOOK 90 AT PAGE 22, UNDER AUDITOR’S FILE NUMBER 4435040, RECORDS OF SAID COUNTY; THENCE SOUTH 89°58’02” WEST, 75.00 FEET TO THE SOUTHEAST CORNER OF SAID BLOCK 90; THENCE SOUTH 89°58’02” WEST, ALONG THE NORTH LINE OF AN UNIMPROVED PUBLIC ROAD KNOWN AS RICH AVENUE 749.84 FEET TO THE SOUTHEAST CORNER OF BLOCK 88 OF SAID PLAT; THENCE SOUTH 89°58’02” WEST, 162.84 FEET; THENCE NORTH 31°23’02” EAST, 120.25 FEET; THENCE NORTH 57°10’04” WEST, 23.20 FEET, TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT, THE RADIUS POINT OF WHICH BEARS SOUTH 57°10’04” EAST, 521.27 FEET; THENCE NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 37°05’57” AND AN ARC LENGTH OF 337.52 FEET; THENCE SOUTH 48°11’52” EAST, 7.21 FEET TO THE TRUE POINT OF BEGINNING OF SAID CENTERLINE; THENCE NORTH 4°36’23” EAST, 79.63 FEET TO THE BEGINNING OF A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET; THENCE NORTHERLY ALONG SAID CURVE 89.63 FEET, THROUGH A CENTRAL ANGLE OF 51°21’11”; THENCE NORTH 46°44’48” WEST, 90.28 FEET TO THE BEGINNING OF A CURVE TO THE RIGHT HAVING A RADIUS OF 150.00 FEET; THENCE NORTHERLY ALONG SAID CURVE 156.99 FEET, THROUGH A CENTRAL ANGLE OF 59°57’55”, THENCE NORTH 13°13’07” EAST, 20.88 FEET TO THE BEGINNING OF A CURVE TO THE RIGHT HAVING A RADIUS OF 400.00 FEET; THENCE NORTHERLY ALONG SAID CURVE, 48.10 FEET, THROUGH A CENTRAL ANGLE OF 6°53’25”; THENCE NORTH 20°06’32” EAST, 92.47 FEET TO THE BEGINNING OF A CURVE TO THE RIGHT HAVING A RADIUS OF 400.00 FEET; THENCE NORTHERLY ALONG SAID CURVE 343.17 FEET, THROUGH A CENTRAL ANGLE OF 49°09’20”; THENCE NORTH 69°15’52” EAST, 151.74 FEET TO THE BEGINNING OF A CURVE TO THE LEFT HAVING A RADIUS OF 50.00 FEET; THENCE NORTHERLY ALONG SAID CURVE 60.47 FEET, THROUGH A CENTRAL ANGLE OF 69°17’49”; THENCE NORTH 0°01’58” WEST, 9.76 FEET MORE OR LESS TO THE SOUTHERLY RIGHT OF WAY LINE OF SAID WELLESLEY WAY AND THE END OF SAID CENTERLINE;

SITUATE IN THE COUNTY OF SPOKANE, STATE OF WASHINGTON.

Exhibit A

FORM OF TERMINATION AND RELEASE OF EASEMENT

For and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [SEMMATERIALS, L.P., an Oklahoma limited partnership] [K.C. ASPHALT, L.L.C., a Colorado limited liability company] (“Grantee”), does hereby RELEASE, RELINQUISH, and DISCHARGE all of its right, title and interest retained under that certain Retained Easement, between Grantee and SEMMATERIALS ENERGY PARTNERS, L.L.C., a Delaware limited liability company (“Grantor”), dated February 19, 2008, recorded in the Official Records of _________ County, _______________, under File No. ______________ (the “Easement”), with respect to that certain tract of land described on Exhibit A attached hereto and made a part hereof (the “Easement Tract”) and the Retained Processing Assets (as defined in the Easement), and Grantor hereby terminates the Easement.

From and after the date hereof, Grantee shall have no further right, title or interest in the Easement Tract or the Retained Processing Assets.

In the event of any conflicts between the provisions of this Termination and Release of Easement and that certain Master Agreement dated as of _____________, 2009 by and among Grantor, Grantee and the other parties signatories thereto (the “Master Agreement”), the provisions of the Master Agreement shall control.

This Termination and Release of Easement may be executed in separate counterparts, each of which may be deemed an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

EXECUTED as of the ___ day of ________, 2009.

[SEMMATERIALS, L.P.]

By:           SemOperating G.P., L.L.C.,
its general partner

By:
Name:
Title:

SEMMATERIALS ENERGY PARTNERS, L.L.C.

By:
Name:
Title:

[Signature Page to Termination and Release of Easement]

STATE OF ________                                                                §
                       §
COUNTY OF _________                                                         §

This instrument was acknowledged before me on _______________, 2009, by __________________, _________________ of [SemMaterials, L.P., an Oklahoma limited partnership], on behalf of said limited partnership.

Notary Public in and for the
State of ________
My commission expires:

STATE OF ________                                                                §
§
COUNTY OF _________                                                      §

This instrument was acknowledged before me on _______________, 2009, by __________________, _________________ of SemMaterials Energy Partners, L.L.C., a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for the
State of ________
My commission expires:

[Acknowledgement Page to Termination and Release of Easement]

Exhibit B

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASEHOLD INTERESTS

THIS ASSIGNMENT AND ASSUMPTION OF LEASEHOLD INTERESTS (“Assignment”) is effective as of the ____ day of _______, 2009 (the “Effective Date”), by and between [SemMaterials, L.P., an Oklahoma limited partnership] [K.C. Asphalt, L.L.C., a Colorado limited liability company] (“Assignor”) and SemMaterials Energy Partners, L.L.C., a Delaware limited liability company (“Assignee”).

For and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby GRANTS, TRANSFERS, CONVEYS and ASSIGNS to Assignee the following (the “Retained Leasehold Interest”):

All of Assignor’s right, title and interest in and to that certain tract of land described on Exhibit A attached hereto and made a part hereof (the “Retained Leasehold Tract”), as retained under that certain Retained Leasehold Interest Agreement, between Assignor and Assignee, dated February 19, 2008, recorded in the Official Records of _________ County, _______________, under File No. ______________ (the “Retained Leasehold Agreement”)

This Assignment is subject to the following terms and conditions:

1.
Assumption of Obligations: From and after the Effective Date, Assignee, with respect to the assignment of the Retained Leasehold Agreement, hereby assumes and agrees to pay and perform all Assignor’s rights, obligations and liabilities accruing from and after the Effective Date and arising out of the Retained Leasehold Agreement.

2.
No Further Rights:  From and after the date hereof, Assignor shall have no further right, title or interest in the Retained Leasehold Interest, including, without limitation, the Retained Leasehold Tract and the Retained Processing Assets.

3.
Master Agreement:  In the event of any conflicts between the provisions of this Assignment and that certain Master Agreement dated as of ____________, 2009 by and among Assignor, Assignee and the other parties signatories thereto (the “Master Agreement”), the provisions of the Master Agreement shall control.

4.	Observance of Laws: This Assignment is subject to all applicable laws, ordinances, rules and regulations affecting the Retained Leasehold Interest.

5.	Successors and Assigns: The terms, covenants, and conditions hereof bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

6.
Counterparts:  This Assignment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

THIS INSTRUMENT OF TRANSFER, ASSIGNMENT AND ASSUMPTION IS EXECUTED AS OF THE EFFECTIVE DATE.

[SEMMATERIALS, L.P.]

By:           SemOperating G.P., L.L.C.,
its general partner

By:
Name:
Title:

SEMMATERIALS ENERGY PARTNERS, L.L.C.

By:
Name:
Title:

[Signature Page to Assignment and Assumption of Leasehold Interests]

STATE OF ________                                                                §
                                       §
COUNTY OF _________                                                          §

This instrument was acknowledged before me on _______________, 2009, by __________________, _________________ of [SemMaterials, L.P., an Oklahoma limited partnership], on behalf of said limited partnership.

Notary Public in and for the
State of ________
My commission expires:

STATE OF ________                                                                §
                                       §
COUNTY OF _________                                                          §

This instrument was acknowledged before me on _______________, 2009, by __________________, _________________ of SemMaterials Energy Partners, L.L.C., a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for the
State of ________
My commission expires:

[Acknowledgement Page to Assignment and Assumption of Leasehold Interests]